                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number: 811-242


                            CDC Nvest Funds Trust II
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                399 Boylston Street, Boston, Massachusetts 02116
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             John E. Pelletier, Esq.
                  CDC IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (617) 449-2801

Date of fiscal year end:  December 31, 2003

Date of reporting period: June 30, 2003

Item 1.  Reports to Stockholders.

The Registrant's semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                           [LOGO] CDC Nvest Funds(SM)

                        CDC IXIS Asset Management Distributors

[GRAHIC]

Equity Funds
Semiannual Report

June 30, 2003

CDC Nvest Capital Growth Fund
Westpeak Global Advisors

CDC Nvest Growth and Income Fund
Harris Associates

CDC Nvest International Equity Fund
Loomis, Sayles & Company

CDC Nvest Large Cap Growth Fund
Vaughan, Nelson, Scarborough & McCullough

CDC Nvest Select Fund
Harris Associates

CDC Nvest Targeted Equity Fund
Capital Growth Management Limited Partnership

                                TABLE OF CONTENTS

Management Discussion ....................................................Page 1

Risks of the CDC Nvest Equity Funds .....................................Page 13

Schedule of Investments .................................................Page 14

Financial Statements ....................................................Page 25

                          CDC Nvest Capital Growth Fund

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks long-term growth of capital
--------------------------------------------------------------------------------

Strategy:

Invests primarily in common stocks of large- and mid-cap companies in any industry
--------------------------------------------------------------------------------

Inception Date:

August 3, 1992
--------------------------------------------------------------------------------

Manager:

Westpeak Global
Advisors, L.P.
Team Management

Symbols:

Class A   NEFCX
Class B   NECBX
Class C   NECGX

--------------------------------------------------------------------------------
Net Asset Value Per Share:

(June 30, 2003)

Class A   $9.66
Class B    8.49
Class C    8.47

                                                           Management Discussion
--------------------------------------------------------------------------------

The first half of 2003 included a solid rebound for stock prices that began in March, as investors became more confident that the military campaign in Iraq would be swift and successful. For the six months ended June 30, 2003, CDC Nvest Capital Growth Fund's total return was 12.59% based on the net asset value of Class A shares. The fund trailed its benchmark, the Russell 1000 Growth Index, which returned 13.09%, and was near the middle of its Morningstar Large Growth category, which averaged a return of 12.70%.

Large tech stocks rally

Despite lingering uncertainties, investors seem ready to put their money back to work. The star performers in the recent rally included large-cap technology companies whose stock prices had been particularly hard hit during the past few years. Some stocks enjoyed a rally of a magnitude not seen since the technology bubble days of 1999.

Leading companies in computer hardware and software as well as semiconductors were among the fund's largest holdings as of June 30 because we believe they are due for a sustained rally. Individual stocks that performed well during the period included Intel and Cisco, both among the fund's largest holdings. Intel's performance was disappointing last year, but we held the stock and it has proven to be one of the most rewarding stocks in the semiconductor industry. Cisco Systems, also among the fund's largest holdings, has had six straight quarters of positive earnings, giving investors increasing confidence in the stock. Among the fund's financial services holdings, Capital One Financial has been a strong performer; we believe it is still modestly priced relative to its earnings, and we have been adding to the fund's holdings in the stock.

Not all tech giants were leaders in the rally. One of the fund's largest holdings, Microsoft, gained only modestly during the first half of 2003. However, we believe some of the products Microsoft has in its pipeline will support strong earnings growth.

Sector strategy also favors healthcare companies

We continue to hold Johnson & Johnson, one of the world's largest, most diversified healthcare companies. The company's major presence in the drug and medical industries makes it attractive at this stage in the economic cycle. Varian Medical Systems also looks healthy because of the quality of its earnings; it has enjoyed strong profit growth in the past several quarters from its x-ray and oncology products.

Portfolio sales reflected strategy adjustments

We wanted to trim the fund's holdings in financial services, so we took losses in American Express and Freddie Mac, and sold MBNA on strength. Both Capital One and MBNA are leading financial companies that participated in the rally this spring, although the former was the better performer of the two. We also sold Nu Skin Enterprises at a loss. This home-products company's costs were higher than anticipated, flattening earnings. We sold Oracle on strength following a run up in the price of the stock and we increased the fund's energy holdings slightly. However, we decreased the fund's position in consumer discretionary stocks, taking profits in Wal-Mart and Nike. In general, we continue to hold relatively modest positions in consumer stocks at this stage in the economic cycle.

Earnings are expected to drive the market

While it remains to be seen whether the Federal Reserve Board's rate cuts will help to reinvigorate the economy, we believe the staying power of this spring's stock-price rally hinges on corporate earnings. Consequently, we have structured CDC Nvest Capital Growth Fund's portfolio to benefit more from corporate spending than from consumer activity.

                          CDC Nvest Capital Growth Fund

                                        Investment Results through June 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Capital Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                       June 30, 1993 through June 30, 2003

                                             Russell
                                              1000
                                             Growth
                Class A        Class A       Index/4/
               @ N.A.V/1/     @ M.S.C./2/   ----------
  Month        Cumulative     Cumulative    Cumulative
   End            Value          Value         Value
----------     ----------     ----------    ----------
 6/30/1993       10,000          9,425        10,000
                  9,768          9,206         9,821
                 10,157          9,573        10,224
                 10,382          9,785        10,149
                 10,443          9,843        10,431
                 10,164          9,579        10,361
                 10,473          9,871        10,539
                 10,802         10,181        10,784
                 10,521          9,916        10,586
                  9,959          9,386        10,075
                  9,945          9,373        10,121
                  9,904          9,334        10,274
 6/30/1994        9,479          8,934         9,970
                  9,842          9,276        10,311
                 10,260          9,671        10,885
                 10,089          9,509        10,738
                 10,528          9,923        10,990
                 10,069          9,490        10,638
                 10,302          9,709        10,816
                 10,384          9,787        11,047
                 10,796         10,175        11,510
                 11,152         10,511        11,846
                 11,324         10,673        12,105
                 11,639         10,970        12,526
 6/30/1995       12,414         11,700        13,010
                 12,970         12,224        13,550
                 13,203         12,444        13,565
                 13,649         12,864        14,190
                 13,432         12,660        14,200
                 13,758         12,967        14,752
                 13,470         12,696        14,837
                 13,719         12,930        15,333
                 14,077         13,268        15,613
                 13,945         13,144        15,633
                 14,641         13,799        16,045
                 15,080         14,212        16,605
 6/30/1996       14,875         14,019        16,628
                 13,850         13,054        15,654
                 14,377         13,550        16,058
                 15,570         14,675        17,227
                 15,562         14,667        17,331
                 16,338         15,398        18,632
                 15,766         14,860        18,267
                 16,658         15,700        19,548
                 16,200         15,268        19,416
                 14,989         14,127        18,365
                 15,635         14,736        19,585
                 17,010         16,032        20,998
 6/30/1997       17,485         16,479        21,839
                 18,712         17,636        23,770
                 17,853         16,826        22,379
                 18,392         17,334        23,480
                 17,649         16,634        22,612
                 18,111         17,069        23,573
                 18,483         17,420        23,837
                 18,631         17,560        24,549
                 19,910         18,765        26,396
                 20,799         19,603        27,448
                 21,169         19,952        27,828
                 20,660         19,472        27,039
 6/30/1998       21,735         20,485        28,695
                 21,531         20,293        28,505
                 18,112         17,071        24,227
                 19,199         18,095        26,088
                 20,601         19,417        28,184
                 21,838         20,583        30,328
                 23,857         22,485        33,063
                 25,057         23,616        35,004
                 23,649         22,289        33,405
                 24,169         22,779        35,165
                 24,641         23,225        35,210
                 24,191         22,800        34,128
 6/30/1999       25,472         24,008        36,518
                 24,907         23,474        35,357
                 25,126         23,681        35,935
                 24,759         23,336        35,180
                 26,484         24,961        37,837
                 27,271         25,703        39,878
                 29,757         28,046        44,026
                 28,079         26,464        41,962
                 29,250         27,568        44,013
                 31,594         29,777        47,163
                 30,656         28,894        44,919
                 29,224         27,544        42,657
 6/30/2000       31,151         29,360        45,890
                 30,344         28,599        43,977
                 32,717         30,835        47,959
                 29,695         27,987        43,422
                 28,665         27,017        41,368
                 24,798         23,372        35,270
                 23,948         22,571        34,154
                 25,095         23,652        36,513
                 21,687         20,440        30,314
                 19,665         18,534        27,016
                 22,324         21,041        30,432
                 22,070         20,801        29,984
 6/30/2001       21,724         20,475        29,290
                 20,578         19,394        28,558
                 18,921         17,833        26,223
                 16,978         16,002        23,605
                 17,759         16,737        24,843
                 19,303         18,194        27,230
                 19,049         17,954        27,178
                 18,969         17,878        26,698
                 18,282         17,231        25,590
                 18,905         17,818        26,475
                 17,851         16,825        24,315
                 17,468         16,463        23,726
 6/30/2002       16,031         15,109        21,532
                 14,786         13,935        20,348
                 14,801         13,950        20,409
                 13,237         12,476        18,292
                 14,195         13,378        19,970
                 14,658         13,815        21,054
                 13,700         12,912        19,600
                 13,348         12,581        19,124
                 13,412         12,641        19,037
                 13,684         12,897        19,391
                 14,482         13,649        20,825
                 15,280         14,402        21,864
 6/30/2003       15,424         14,537        22,165
                 ------         ------        ------

             Average Annual Total Returns --June 30, 2003
--------------------------------------------------------------------------------

                                                                                   Since
                                        6 Months   1 Year   5 Years   10 Years   Inception
                                        --------   ------   -------   --------   ---------
Class A (Inception 8/3/92)

Net Asset Value/1/                       12.59%    -3.78%    -6.63%     4.43%         --
With Maximum Sales Charge/2/              6.15     -9.30     -7.73      3.82          --

Class B (Inception 9/13/93)

Net Asset Value/1/                       12.30     -4.50     -7.34        --        3.61%
With CDSC/3/                              7.30     -9.27     -7.54        --        3.61

Class C (Inception 12/30/94)

Net Asset Value/1/                       12.04     -4.62     -7.38        --        4.00
With Maximum Sales Charge and CDSC/3/     9.87     -6.52     -7.57        --        3.88
------------------------------------------------------------------------------------------

                                                                                    Since        Since
                                                                                   Class B      Class C
Comparative Performance                 6 Months   1 Year   5 Years   10 Years   Incept./7/   Incept./7/
-----------------------                 --------   ------   -------   --------   ----------   ----------
Russell 1000 Growth Index/4/             13.09%     2.94%    -5.03%     8.28%       8.34%        8.81%
Morningstar Large Growth Fund Avg./5/    12.70     -0.46     -3.74      7.41        6.86         7.91
Lipper Large Cap Growth Funds Avg./6/    12.25     -0.76     -4.49      6.72        6.23         7.22

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                                % of Net Assets
                                                                     as of
                                                              ------------------
Fund Composition                                              6/30/03   12/31/02
--------------------------------------------------------------------------------
Common Stocks                                                   99.2      99.5
--------------------------------------------------------------------------------
Short Term Investments and Other                                 0.8       0.5

                                                               % of Net Assets
                                                                    as of
                                                              ------------------
Ten Largest Holdings                                          6/30/03   12/31/02
--------------------------------------------------------------------------------
Microsoft Corp.                                                  7.6       6.4
--------------------------------------------------------------------------------
Intel Corp.                                                      6.1       4.0
--------------------------------------------------------------------------------
Pfizer, Inc.                                                     4.9       4.8
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                              4.7       4.4
--------------------------------------------------------------------------------
General Electric Co.                                             4.6       4.6
--------------------------------------------------------------------------------
Merck & Co., Inc.                                                4.6       2.9
--------------------------------------------------------------------------------
Procter & Gamble Co.                                             4.2       4.1
--------------------------------------------------------------------------------
Dell Computer Corp.                                              4.1       4.6
--------------------------------------------------------------------------------
Capital One Financial Corp.                                      3.5       0.6
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                          2.7       1.1

                                                               % of Net Assets
                                                                    as of
                                                              ------------------
Five Largest Industries                                       6/30/03   12/31/02
--------------------------------------------------------------------------------
Pharmaceuticals                                                 16.1      10.3
--------------------------------------------------------------------------------
Semiconductors                                                  10.3       6.8
--------------------------------------------------------------------------------
Software                                                        10.1       9.5
--------------------------------------------------------------------------------
Financial Services                                               8.7       8.0
--------------------------------------------------------------------------------
Computers                                                        7.5       7.1

Portfolio holdings and asset allocations will vary.

See page 13 for information on the possible risks associated with an investment in this fund.

Notes to Charts

/1/  Does not include a sales charge.
/2/  Includes maximum sales charge of 5.75%.
/3/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/ Russell 1000 Growth Index is an unmanaged index measuring the performance of the largest 1000 U.S. growth companies within the Russell 3000.
/5/ Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
/6/ Lipper Large Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
/7/ The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94.

                        CDC Nvest Growth and Income Fund

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:
Seeks long-term capital growth and income
--------------------------------------------------------------------------------

Strategy:
Invests primarily in common stock of large- and mid-cap companies in any industry
--------------------------------------------------------------------------------

Inception Date:
May 6, 1931
--------------------------------------------------------------------------------

Manager:
Robert M. Levy
Edward S. Loeb
Michael J. Mangan
Harris Associates L.P.
--------------------------------------------------------------------------------

Symbols:
Class A             NEFOX
Class B             NEGBX
Class C             NECOX
Class Y             NEOYX
--------------------------------------------------------------------------------

Net AssetValue
Per Share:
(June 30, 2003)
Class A            $10.83
Class B             10.34
Class C             10.31
Class Y             11.07
--------------------------------------------------------------------------------

                                                           Management Discussion
--------------------------------------------------------------------------------

Despite war concerns and downbeat headlines, the U.S. economy expanded slightly and corporate profits generally met expectations during the first half of 2003. Stock prices began to recover in March and by the end of June the major averages had risen substantially from their earlier lows.

For the six months ended June 30, 2003, Class A shares of CDC Nvest Growth and Income Fund provided a total return of 14.97% at net asset value. The fund's results were significantly ahead of its benchmarks, the Russell 1000 Value Index, which returned 11.57%, and the Standard & Poor's 500 Index, which returned 11.76%. It was also near the top of its Morningstar peer group of Large Blend Funds, which averaged 10.88% for the period.

Consumer discretionary stocks were strong performers

Anticipation of a recovery in business travel helped boost shares of Cendant, which owns car rental companies Avis and Budget, as well as an airline reservations system. Profits at Coldwell Banker, Cendant's real estate division, have expanded thanks to the strong housing market. We purchased shares of McDonald's and Home Depot when their valuations fell; both later rebounded. Home Depot's shares began to recover as management corrected ill-timed changes that had disrupted operations at many stores. Meanwhile, McDonald's announced a major shift away from growth by expanding the number of its stores to growing revenues within each location. This revised strategy encouraged investors and pushed shares higher. Liberty Media, which owns the Discovery Channel and other cable programming businesses, also performed well. And Comcast met or exceeded investor expectations after acquiring AT&T's cable business.

Healthcare and finance were also positive

Sales of Guidant's arterial stents and other cardiac devices rose sharply and the price of its stock followed. Drug makers Bristol-Myers Squibb and Merck both rose in a strengthening pharmaceutical sector. Among financial companies, Washington Mutual, a leading thrift, continued to deliver solid earnings growth.

Kraft and Safeway slumped, Duke and interpublic were mixed

Relative to its benchmark, the fund was overweight in consumer staples companies, which held the fund back during the first half of 2003. As investors gained confidence in the economy, they began selling relatively stable stocks like Kraft Foods in order to seek more rapid growth. That shift also had a negative impact on Safeway, which has also been experiencing intense competition from Wal-Mart - a negative for many supermarket chains. As values fell, we added to both Kraft and Safeway.

Like many utilities, Duke Energy suffered in the post-Enron fallout. Its stock price fell early in the year and then recovered. Interpublic, a leading advertising agency, continued to experience sluggish advertising sales and grappled with problems related to an acquisition. However, shares began to recover late in the period.

Cheap stocks are harder to find

The market has had a significant run since spring and it would not be surprising to see a cooling-off period. However, this might be healthy because it might allow earnings to catch up to stock valuations.

Currently, bargain stocks are harder to find than they were a few months ago, but market volatility has a tendency to create opportunities over time provided economic direction remains positive. We strive to take advantage of those opportunities. Many growth companies that once were too pricey for disciplined value investors - companies with good balance sheets and better-than-average prospects - now fit well into the strict parameters we favor. This strategy has benefited CDC Nvest Growth and Income Fund thus far, and we are optimistic that it will continue to do so.

                        CDC Nvest Growth and Income Fund

                                      Investment Results through June 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Growth and Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unman aged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                       June 30,1993 through June 30, 2003

                                            Russell        S&P
                                              1000         500
                Class A        Class A      Value/4/     Index/5/
               @ N.A.V/1/     @ M.S.C./2/  ----------   ----------
  Month        Cumulative     Cumulative   Cumulative   Cumulative
   End           Value          Value          Value      Value
----------     ----------     ----------   ----------   ----------
 6/30/1993       10,000          9,425        10,000      10,000
                  9,952          9,380        10,110       9,960
                 10,342          9,748        10,475      10,338
                 10,239          9,650        10,493      10,258
                 10,423          9,824        10,484      10,471
                 10,271          9,680        10,266      10,371
                 10,386          9,789        10,462      10,496
                 10,763         10,144        10,856      10,853
                 10,443          9,843        10,485      10,558
                 10,007          9,432        10,095      10,098
                 10,090          9,510        10,288      10,228
                 10,287          9,696        10,407      10,395
 6/30/1994       10,057          9,479        10,158      10,141
                 10,355          9,759        10,474      10,474
                 10,794         10,173        10,775      10,903
                 10,537          9,931        10,418      10,636
                 10,704         10,088        10,564      10,875
                 10,338          9,743        10,138      10,479
                 10,489          9,886        10,256      10,635
                 10,751         10,133        10,571      10,911
                 11,106         10,467        10,990      11,336
                 11,415         10,758        11,231      11,670
                 11,763         11,086        11,587      12,014
                 12,144         11,446        12,073      12,494
 6/30/1995       12,428         11,714        12,237      12,784
                 12,863         12,123        12,663      13,208
                 12,982         12,235        12,842      13,241
                 13,552         12,773        13,306      13,800
                 13,418         12,647        13,174      13,751
                 13,867         13,069        13,841      14,355
                 14,172         13,357        14,189      14,631
                 14,616         13,775        14,631      15,129
                 14,694         13,849        14,742      15,269
                 14,768         13,919        14,993      15,416
                 14,817         13,965        15,050      15,644
                 15,044         14,179        15,238      16,047
 6/30/1996       14,722         13,875        15,251      16,108
                 13,990         13,185        14,674      15,397
                 14,326         13,502        15,094      15,721
                 15,059         14,193        15,694      16,606
                 15,523         14,630        16,301      17,064
                 16,902         15,930        17,483      18,354
                 16,611         15,656        17,260      17,990
                 17,437         16,434        18,097      19,114
                 17,652         16,637        18,363      19,264
                 16,885         15,914        17,702      18,473
                 17,773         16,751        18,446      19,575
                 18,913         17,825        19,476      20,767
 6/30/1997       19,840         18,699        20,312      21,698
                 21,090         19,877        21,840      23,424
                 20,489         19,311        21,062      22,112
                 21,754         20,503        22,335      23,323
                 20,800         19,604        21,711      22,544
                 21,697         20,449        22,671      23,588
                 22,164         20,890        23,333      23,993
                 22,295         21,013        23,003      24,258
                 24,085         22,700        24,551      26,008
                 25,442         23,979        26,053      27,339
                 25,573         24,102        26,227      27,615
                 25,226         23,775        25,838      27,140
 6/30/1998       26,280         24,769        26,169      28,242
                 25,876         24,388        25,707      27,942
                 21,963         20,700        21,882      23,902
                 23,056         21,730        23,138      25,433
                 24,722         23,300        24,930      27,502
                 25,843         24,357        26,091      29,169
                 27,468         25,888        26,979      30,849
                 28,263         26,638        27,195      32,139
                 27,584         25,998        26,811      31,141
                 27,965         26,357        27,366      32,386
                 29,623         27,919        29,922      33,641
                 29,490         27,794        29,593      32,846
 6/30/1999       30,410         28,662        30,452      34,669
                 29,513         27,816        29,561      33,587
                 29,114         27,440        28,463      33,420
                 27,934         26,327        27,469      32,504
                 29,052         27,382        29,050      34,561
                 29,137         27,462        28,823      35,264
                 30,063         28,334        28,962      37,341
                 28,494         26,856        28,017      35,465
                 27,533         25,950        25,935      34,793
                 29,769         28,057        29,100      38,197
                 29,278         27,595        28,761      37,048
                 28,376         26,745        29,064      36,288
 6/30/2000       28,749         27,096        27,736      37,182
                 28,573         26,930        28,083      36,601
                 30,491         28,738        29,646      38,874
                 29,097         27,424        29,918      36,822
                 29,177         27,500        30,652      36,666
                 27,440         25,862        29,515      33,776
                 27,864         26,262        30,993      33,941
                 27,884         26,281        31,113      35,145
                 26,227         24,719        30,247      31,941
                 24,752         23,329        29,179      29,917
                 26,773         25,234        30,609      32,242
                 26,814         25,272        31,297      32,458
 6/30/2001       25,884         24,396        30,603      31,668
                 24,995         23,558        30,538      31,356
                 23,459         22,111        29,315      29,393
                 21,500         20,263        27,251      27,020
                 22,267         20,987        27,017      27,535
                 23,843         22,472        28,588      29,647
                 23,803         22,434        29,261      29,907
                 23,682         22,320        29,035      29,470
                 23,056         21,730        29,082      28,902
                 23,682         22,320        30,458      29,989
                 23,015         21,692        29,413      28,171
                 22,914         21,596        29,561      27,963
 6/30/2002       21,540         20,301        27,864      25,972
                 20,166         19,006        25,273      23,947
                 20,671         19,482        25,464      24,104
                 17,882         16,854        22,633      21,485
                 18,549         17,483        24,310      23,376
                 19,802         18,663        25,841      24,751
                 19,034         17,940        24,719      23,297
                 18,569         17,502        24,120      22,687
                 17,983         16,949        23,477      22,347
                 18,206         17,159        23,516      22,564
                 19,923         18,778        25,586      24,422
                 21,419         20,187        27,238      25,709
 6/30/2003       21,883         20,625        27,578      26,037
               --------       ----------   ----------   ----------

                          Average Annual Total Returns -- June 30, 2003
--------------------------------------------------------------------------------

                                                                                   Since
                                        6 Months   1 Year   5 Years   10 Years   Inception
                                        --------   ------   -------   --------   ---------
Class A (Inception 5/6/31)
Net Asset Value/1/                       14.97%     1.60%    -3.60%     8.15%         --
With Maximum Sales Charge/2/              8.41     -4.24     -4.73      7.50          --

Class B (Inception 9/13/93)
Net Asset Value/1/                       14.63      0.88     -4.30        --        7.26
With CDSC/3/                              9.63     -4.12     -4.57        --        7.26

Class C (Inception 5/1/95)
Net Asset Value/1/                       14.43      0.68     -4.35        --        7.11
With Maximum Sales Charge and CDSC/3/    12.31     -1.28     -4.54        --        6.98

Class Y (Inception 11/18/98)
Net Asset Value/1/                       15.43      2.22        --        --       -2.71
------------------------------------------------------------------------------------------

                                                                                    Since        Since        Since
                                                                                   Class B       Class C     Class Y
Comparative Performance                  6 Months   1 Year   5 Years   10 Years   Incept./8/   Incept./8/   Incept./8/
-----------------------                  --------   ------   -------   --------   ----------   ----------   ----------
Russell 1000 Value Index/4/,/9/           11.57%     -1.02%    1.05%     10.68%     10.42%       10.76%        1.22%
S&P 500Index/5/                           11.76       0.25    -1.61      10.04      10.02         9.51        -2.45
Morningstar Large Blend Avg./6/           10.88      -1.23    -1.90       8.45       8.25         8.40        -2.19
Lipper Large Cap Core Funds Average/7/    10.38      -1.94    -2.71       8.13       7.92         7.44        -3.25


All returns represents past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                                % of Net Assets
                                                                     as of
                                                              ------------------
Fund Composition                                              6/30/03   12/31/02
--------------------------------------------------------------------------------
Common Stocks                                                  94.5       94.4
--------------------------------------------------------------------------------
Short Term Investments
   and Other                                                    5.5        5.6

                                                                % of Net Assets
                                                                     as of
                                                              ------------------
Ten Largest Holdings                                          6/30/03   12/31/02
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                         4.6       4.4
--------------------------------------------------------------------------------
Liberty Media Corp.                                             4.5       4.1
--------------------------------------------------------------------------------
Home Depot, Inc.                                                4.0       2.2
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                           3.8       2.9
--------------------------------------------------------------------------------
McDonald's Corp.                                                3.5       2.3
--------------------------------------------------------------------------------
Cendant Corp.                                                   3.1       2.5
--------------------------------------------------------------------------------
Walt Disney Co. (The)                                           3.1       2.8
--------------------------------------------------------------------------------
Gap (The), Inc.                                                 3.0       3.5
--------------------------------------------------------------------------------
Kraft Foods, Inc.                                               3.0       2.7
--------------------------------------------------------------------------------
Waste Management, Inc.                                          3.0       2.2


                                                               % of Net Assets
                                                                    as of
                                                              ------------------
Five Largest Industries                                       6/30/03   12/31/02
--------------------------------------------------------------------------------
Media - Broadcasting
   & Publishing                                                12.0       11.8
--------------------------------------------------------------------------------
Beverages, Food & Tobacco                                      10.3       10.0
--------------------------------------------------------------------------------
Banking                                                         7.3        7.0
--------------------------------------------------------------------------------
Pharmaceuticals                                                 5.8        5.0
--------------------------------------------------------------------------------
Food Retailers                                                  4.7        5.6

Portfolio holdings and asset allocations will vary.

See page 13 for information on the possible risks associated with an investment in this fund.

Notes to Charts

/1/  Does not include a sales charge.
/2/  Includes the maximum sales charge of 5.75%.
/3/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/ Russell 1000 Value Index is an unmanaged index of the largest 1000 U.S. companies within the Russell 3000.
/5/  S&P 500 Index is an unmanaged index of U.S. common stock performance.
/6/ Morningstar Large Blend Average is an average performance of funds with similar investment objectives as calculated without sales charges by Morningstar, Inc.
/7/ Lipper Large Cap Core Funds Average is the average performance of mutual funds with a similar current investment style or objective as calculated without sales charges by Lipper Inc.
/8/ The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 5/31/95 and Class Y from 11/30/98.
/9/ The Russell 1000 Value Index replaced the S&P 500 Index as the Fund's comparative index because CDC IXIS Advisors believes it is more representative of the types of stocks in which the Fund can invest.

                      CDC Nvest International Equity Fund

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:
Seeks total return from long-term capital growth and dividend income
--------------------------------------------------------------------------------

Strategy:
Invests primarily in equity investments of companies organized or headquartered out- side of the United States
--------------------------------------------------------------------------------

Inception Date:
May 21, 1992
--------------------------------------------------------------------------------

Managers:
Alexander Muromcew
John Tribolet
Eswar Menon
Loomis, Sayles &
Company, L.P.
--------------------------------------------------------------------------------

Symbols:
Class A             NEFIX
Class B             NEIBX
Class C             NECIX
Class Y             NEIYX
--------------------------------------------------------------------------------

Net AssetValue
Per Share:
(June 30, 2003)
Class A            $10.90
Class B             10.29
Class C             10.26
Class Y             11.38


                                                           Management Discussion
--------------------------------------------------------------------------------

All the world's major equity markets declined in the first quarter of 2003, but the second quarter produced the best quarterly returns in nearly five years. For the six months ended June 30, the total return on Class A shares of CDC Nvest International Equity Fund was 8.57% at net asset value, while the total return on its benchmark, the MSCI EAFE Index, was 9.85% for the period. The average return on the funds in Morningstar's Foreign Stock Fund category was 9.41% for the period. Broad diversification and good stock selection enabled the fund to do well in absolute terms, although its relatively slim positions in technology and finance, and its emphasis on materials, held the fund back.

European and tech stocks led a second-quarter rally

While the threat of military conflict in Iraq overshadowed positive economic news during the first quarter, the start of military activities and mounting expectations that the conflict would be brief and successful triggered a market rebound in the second quarter. European markets (especially France and Germany) led the first quarter's slide, while European and Asian markets led on the upside in the second quarter, followed by the U.S. market. Currency played a primary role in non-U.S. performance for the six-month period, as the U.S. dollar continued to weaken against the euro - Europe's new unified currency.

Consumer, financial and energy selections were positive

The fund's emphasis on the consumer discretionary sector was beneficial - notably its positions in the auto industry (including Autoliv and Nissan) and hotels (Hilton). Kingfisher, an international retailer of home consumer goods, was one of the fund's top performers during the period. Media giant Sony also contributed. Good selections in finance helped to compensate for the fund's relative underweight in this sector. Anglo Irish Bank, Spain's Banco Popolare and Toronto Dominion Bank did well. One of the fund's best performers was Deutsche Bank AG, which we bought on the rebound after negative news had sent the stock price down. Energy selections also helped, including Japan's JGC Corp, Canada's Encana and Russia's Lukoil.

Telecom was mixed, materials and industrials detracted

Although many formerly downtrodden telecommunications stocks rebounded during the second-quarter rally, the fund's exposure to this sector was relatively light and some of the stocks we selected did not do well. For example, Telenor ASA is a Norwegian telecommunications company with strong fundamentals and profit growth, but the price performance of the stock did not reflect this. By contrast, Nokia was one of our star performers from a price standpoint, even though the company's bottom line reflected mixed results.

The fund's emphasis on materials (including metals and mining, chemicals and construction materials) was negative, but we believe many companies in this sector are steady growers. Stocks of such firms as Siam Cement, BASF Chemicals and Anglo American may not be glamorous, but we think they could help balance out volatility in tech and telecom.

Earnings gains reflect cost savings, not growth

Although equity markets worldwide have responded enthusiastically to improving earnings reports, the majority of these results reflect expense reductions rather than revenue growth. Economic activity that began to accelerate late last year was snuffed out when many companies put off capital investment until the conflict in Iraq was resolved.

Earnings estimates for the second half of 2003 have been in line with expectations, as many companies had already pared down their forecasts. We believe the Japanese and European governments need to follow the U.S. example and stimulate their economies by cutting interest rates and taxes. If this occurs, we believe fundamentals for companies around the world should improve.

                      CDC Nvest International Equity Fund

                                        Investment Results through June 30, 2003
--------------------------------------------------------------------------------

Performance In Perspective
The charts comparing CDC Nvest International Equity Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                      June 30, 1993 through June 30, 2003

                                           MSCI
                Class A       Class A     EAFE/4/
               @ N.A.V/1/   @ M.S.C./2/  ----------
  Month        Cumulative   Cumulative   Cumulative
   End            Value        Value        Value
----------     ----------   ----------   ----------
 6/30/1993       10,000        9,425       10,000
                 10,424        9,825       10,352
                 10,942       10,313       10,914
                 10,726       10,109       10,670
                 10,971       10,340       11,001
                 10,309        9,716       10,042
                 10,976       10,345       10,770
                 11,774       11,097       11,682
                 11,604       10,937       11,652
                 11,309       10,658       11,153
                 11,737       11,062       11,629
                 11,715       11,041       11,564
 6/30/1994       11,915       11,229       11,730
                 12,011       11,320       11,846
                 12,336       11,627       12,129
                 11,937       11,250       11,750
                 12,351       11,641       12,144
                 11,759       11,083       11,563
                 11,860       11,178       11,638
                 11,294       10,645       11,193
                 11,363       10,710       11,164
                 11,753       11,077       11,864
                 12,059       11,366       12,313
                 12,021       11,330       12,169
 6/30/1995       11,922       11,236       11,959
                 12,587       11,864       12,707
                 12,151       11,452       12,225
                 12,281       11,575       12,467
                 11,845       11,164       12,135
                 12,143       11,445       12,476
                 12,546       11,825       12,982
                 12,460       11,744       13,038
                 12,515       11,795       13,086
                 12,818       12,081       13,367
                 13,293       12,528       13,759
                 13,207       12,448       13,509
 6/30/1996       13,308       12,543       13,588
                 12,849       12,110       13,194
                 12,880       12,140       13,227
                 13,054       12,303       13,582
                 12,824       12,086       13,446
                 13,133       12,378       13,984
                 12,956       12,211       13,808
                 12,169       11,470       13,328
                 12,336       11,627       13,549
                 12,320       11,612       13,601
                 12,154       11,455       13,677
                 12,781       12,046       14,570
 6/30/1997       13,321       12,555       15,377
                 13,758       12,967       15,629
                 12,551       11,829       14,465
                 13,407       12,636       15,278
                 12,189       11,488       14,107
                 11,925       11,239       13,967
                 11,976       11,287       14,092
                 12,427       11,713       14,740
                 13,134       12,379       15,689
                 13,799       13,005       16,175
                 13,807       13,013       16,307
                 13,492       12,716       16,232
 6/30/1998       12,998       12,250       16,358
                 13,143       12,387       16,528
                 11,380       10,725       14,484
                 11,106       10,467       14,043
                 11,791       11,113       15,511
                 12,442       11,727       16,310
                 12,777       12,043       16,957
                 12,759       12,026       16,911
                 12,186       11,485       16,512
                 12,410       11,696       17,205
                 12,947       12,203       17,906
                 12,526       11,806       16,988
 6/30/1999       13,064       12,313       17,654
                 13,646       12,862       18,183
                 13,826       13,031       18,253
                 14,369       13,543       18,441
                 15,553       14,659       19,136
                 19,159       18,057       19,805
                 23,968       22,590       21,586
                 22,788       21,478       20,218
                 26,942       25,393       20,767
                 24,771       23,347       21,576
                 21,741       20,491       20,444
                 20,108       18,952       19,949
 6/30/2000       20,910       19,708       20,734
                 19,617       18,489       19,868
                 20,212       19,049       20,045
                 19,233       18,127       19,073
                 17,592       16,581       18,626
                 16,456       15,510       17,932
                 17,124       16,140       18,573
                 17,093       16,110       18,564
                 15,486       14,595       17,174
                 14,157       13,343       16,037
                 14,940       14,081       17,162
                 14,724       13,877       16,570
 6/30/2001       14,466       13,634       15,898
                 14,044       13,236       15,610
                 13,642       12,857       15,218
                 12,519       11,799       13,680
                 12,807       12,071       14,030
                 12,952       12,207       14,548
                 13,106       12,353       14,635
                 12,426       11,712       13,858
                 12,529       11,809       13,956
                 13,013       12,265       14,786
                 12,828       12,090       14,825
                 12,962       12,217       15,026
 6/30/2002       12,385       11,673       14,433
                 11,190       10,546       13,009
                 11,087       10,449       12,983
                  9,953        9,381       11,592
                 10,314        9,721       12,216
                 10,829       10,206       12,772
                 10,345        9,750       12,343
                  9,871        9,303       11,829
                  9,871        9,303       11,559
                  9,685        9,129       11,340
                 10,407        9,808       12,465
                 11,056       10,420       13,231
 6/30/2003       11,231       10,585       13,559
                 ------       ------       ------

          Average Annual Total Returns -- June 30, 2003
--------------------------------------------------------------------------------

                                                                                          Since
                                        6 Months   1 Year   5 Years/7/   10 Years/7/   Inception/7/
                                        --------   ------   ----------   -----------   ------------
Class A (Inception 5/21/92)
Net Asset Value/1/                        8.57%    -9.32%     -2.88%        1.17%            --
With Maximum Sales Charge/2/              2.35     -14.51     -4.02         0.57             --

Class B (Inception 9/13/93)
Net Asset Value/1/                        8.20      -9.97     -3.63           --          -0.43%
With CDSC/3/                              3.20     -14.48     -3.95           --          -0.43

Class C (Inception 12/30/94)
Net Asset Value/1/                        8.11     -10.00     -3.73           --          -1.40
With Maximum Sales Charge and CDSC/3/     6.00     -11.83     -3.93           --          -1.52

Class Y (Inception 9/9/93)
Net Asset Value/1/                        9.11      -8.52     -2.23           --           0.99
---------------------------------------------------------------------------------------------------

                                                                                     Since       Since        Since
                                                                                    Class B     Class C      Class Y
Comparative Performance                  6 Months   1 Year   5 Years   10 Years   Incept./8/   Incept./8/   Incept./8/
-----------------------                  --------   ------   -------   --------   ----------   ----------   ----------
MSCI EAFE/4/                               9.85%     -6.06%   -3.68%     3.09%       2.49%        1.81%        2.49%
Morningstar Foreign Stock Fund Avg./5/     9.41      -7.41    -3.26      4.41        3.50         2.86         3.50
Lipper International Funds Average/6/      8.60      -7.98    -3.79      4.17        3.32         2.55         3.32


All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                               % of Net Assets
                                                                    as of
                                                              ------------------
Fund Composition                                              6/30/03   12/31/02
--------------------------------------------------------------------------------
Common Stocks                                                   96.1      95.7
--------------------------------------------------------------------------------
Short Term Investments
   and Other                                                     3.9       4.3


                                                               % of Net Assets
                                                                    as of
                                                              ------------------
Ten Largest Holdings                                          6/30/03   12/31/02
--------------------------------------------------------------------------------
Vodafone Group PLC                                              3.1        2.6
--------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC                                2.7        2.1
--------------------------------------------------------------------------------
Anglo Irish Bank Corp., 144A                                    2.4        2.2
--------------------------------------------------------------------------------
Novartis AG                                                     2.3        0.8
--------------------------------------------------------------------------------
GlaxoSmithKline PLC                                             1.9        1.0
--------------------------------------------------------------------------------
Kingfisher PLC                                                  1.9        1.6
--------------------------------------------------------------------------------
Eni SpA                                                         1.4        1.7
--------------------------------------------------------------------------------
Imperial Tobacco Group PLC                                      1.4        0.7
--------------------------------------------------------------------------------
Banco Popolare di Verona e
   Novara Scrl                                                  1.4        1.5
--------------------------------------------------------------------------------
BP PLC                                                          1.4        1.2



                                                               % of Net Assets
                                                                    as of
                                                              ------------------
Five Largest Countries                                        6/30/03   12/31/02
--------------------------------------------------------------------------------
United Kingdom                                                 23.1       21.6
--------------------------------------------------------------------------------
Japan                                                          16.8       12.0
--------------------------------------------------------------------------------
Switzerland                                                     7.3        8.5
--------------------------------------------------------------------------------
Italy                                                           6.1        6.8
--------------------------------------------------------------------------------
Canada                                                          5.3        5.0

Portfolio holdings and asset allocations will vary.

See page 13 for information on the possible risks associated with an investment in this fund.

Notes to Charts

/1/  Does not include a sales charge.
/2/  Includes the maximum sales charge of 5.75%.
/3/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/ The Morgan Stanley Capital International (MSCI) Europe Australasia Far East Index (EAFE) is an unmanaged index of common stocks traded outside the U.S.
/5/ Morningstar Foreign Stock Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
/6/ Lipper International Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
/7/ Fund performance has been increased by expense waivers for the periods indicated, without which performance would have been lower.
/8/ The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94; Class Y from 9/30/93.

                        CDC Nvest Large Cap Growth Fund

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:
Seeks long-term growth of capital by investing in securities of companies with large market capitalizations that the subadviser believes have better-than-average long term-growth potential
--------------------------------------------------------------------------------

Strategy:
Invests substantially in companies that have market capitalizations within the range of the Russell 1000 Index
--------------------------------------------------------------------------------

Inception Date:
September 1, 1998
--------------------------------------------------------------------------------

Manager:
William R. Berger
Curt Rohrman
Vaughan, Nelson, Scarborough & McCullough, L.P. (VNSM)
--------------------------------------------------------------------------------

Symbols:
Class A         NRLAX
Class B         NRLBX
Class C         NRLCX
Class Y         NRLYX
--------------------------------------------------------------------------------

Net Asset Value Per Share:
(June 30, 2003)

Class A       $ 9.94
Class B         9.69
Class C         9.69
Class Y        10.06

                                                           Management Discussion
--------------------------------------------------------------------------------

It remains to be seen whether the market rally that began in the spring can survive the uncertainties that remain on the horizon, but it gave a much-needed lift to large-cap growth stocks. For the six months ended June 30, 2003, CDC Nvest Large Cap Growth Fund's total return was 12.06% based on the net asset value of Class A shares. The fund lagged its benchmark, the Russell 1000 Growth Index, which returned 13.09%, and was close to the middle of its Morningstar Large Growth category, which averaged 12.70%.

Defense, Hospitals, and One Consumer Services Stock Were Disappointing

Northrop Grumman, a leader in defense electronics, appeared well positioned for growth stemming from the war on terrorism, but defense stocks were left behind in the rally this spring. However, we still favor Northrop, partly because we do not believe the need for military vigilance is over, and partly because defense companies are usually big cash-flow generators. Although current income is not a consideration for this fund, strong earnings and cash flows provide the potential for future dividend growth.

Hospital management company HCA benefited the fund in the past, but subsequently proved disappointing. We pared back the position. A new position, Cox Communications, has not worked as well as we had expected. We believe Cox may be one of the strongest cable companies in terms of being able to deliver voice, video and data, but our decision to buy this stock may have been premature.

Technology Stocks Led the Rally

Semiconductors, computers and networking companies led the recent rally. Companies that did well for the fund included Analog Devices, a semiconductor company active in wireless technology; Intel, a leader in microchip technology for desktop computers; and Cisco, a world leader in networking. We have also been adding to the fund's Microsoft holdings, based on our outlook for new products the company has in its pipeline.

Although medical technology stocks lagged, Boston Scientific is a recent addition to the portfolio that has performed well. The company develops, makes and markets medical devices for use in cardiovascular and endosurgery procedures. Traditional pharmaceutical companies develop chemicals that alleviate pain or depression, but when their patents expire, these products face competition from generic drugs. Companies like Johnson & Johnson and Merck - multinationals with a broad array of products on the market and in development - are still attractive and still in the portfolio. Firms like Boston Scientific that are developing biologically based compounds designed to get at the cause of cancer, rheumatoid arthritis and other major illnesses do not face competition from generic subsitutes, but they must strive to get the best product to market at the best price.

Dividend Growth May Reflect Success

Dividends are not normally associated with a fund seeking potential capital growth, and this fund's dividend income is below that of its benchmark. However, strong earnings growth creates the potential for successful companies to pay out a rising stream of dividends in the future. This potential may become increasingly important, both because of the new tax treatment of dividends and as a result of demographics. Aging investors may be attracted to companies that can increase their dividend over time, as profits increase, without curtailing future growth.

Spotlight is On Multinationals

CDC Nvest Large Cap Growth Fund currently emphasizes large-cap, multinational companies that we believe will lead in an economic recovery, especially as Eastern Europe, Asia and South America become increasingly important customers of American technology.

                        CDC Nvest Large Cap Growth Fund

                                        Investment Results through June 30, 2003
--------------------------------------------------------------------------------

Performance In Perspective
The charts comparing CDC Nvest Large Cap Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

               September 1, 1998 (inception) through June 30, 2003

                                         Russell
                                          1000
              Class A      Class A      Growth/4/
             @ N.A.V/1/   @ M.S.C./2/  ----------
  Month      Cumulative   Cumulative   Cumulative
   End          Value        Value        Value
----------   ----------   ----------   ----------
  9/1/1998     10,000        9,425       10,000
               10,320        9,727       10,000
               11,130       10,490       10,804
               12,100       11,404       11,626
               13,762       12,971       12,674
               15,763       14,856       13,418
               14,572       13,735       12,805
               15,473       14,583       13,479
               15,713       14,809       13,497
               14,742       13,895       13,082
               15,463       14,574       13,998
               15,153       14,281       13,553
               14,983       14,121       13,775
               15,413       14,527       13,485
               16,213       15,281       14,504
               17,773       16,751       15,286
12/31/1999     21,274       20,051       16,876
               20,284       19,118       16,085
               22,544       21,248       16,871
               24,075       22,691       18,079
               21,584       20,343       17,218
               20,674       19,485       16,351
 6/30/2000     21,444       20,211       17,591
               20,874       19,674       16,857
               22,925       21,606       18,384
               21,674       20,428       16,645
               20,744       19,551       15,857
               18,544       17,477       13,520
12/31/2000     19,316       18,206       13,092
               19,898       18,754       13,996
               17,604       16,592       11,620
               15,656       14,755       10,356
               16,937       15,963       11,665
               16,948       15,973       11,494
 6/30/2001     16,183       15,253       11,228
               16,151       15,222       10,947
               14,924       14,065       10,052
               13,341       12,574        9,048
               13,911       13,111        9,523
               15,128       14,258       10,438
12/31/2001     14,902       14,045       10,418
               14,299       13,477       10,234
               13,588       12,807        9,809
               13,868       13,071       10,149
               12,458       11,741        9,320
               12,027       11,335        9,095
 6/30/2002     11,101       10,463        8,254
               10,304        9,712        7,800
               10,164        9,580        7,823
                8,904        8,392        7,012
                9,744        9,184        7,655
               10,250        9,661        8,071
12/31/2002      9,550        9,001        7,513
                9,314        8,778        7,331
                9,335        8,798        7,297
                9,314        8,778        7,433
               10,067        9,488        7,982
               10,519        9,915        8,381
 6/30/2003     10,702       10,087        8,496
               ------       ------       ------

                             Average Annual Total Returns -- June 30, 2003
--------------------------------------------------------------------------------

                                                                     Since
                                        6 Months/7/   1 Year/7/   Inception/7/
                                        -----------   ---------   ------------
Class A (Inception 9/1/98)
Net Asset Value/1/                         12.06%       -3.59%       1.42%
With Maximum Sales Charge/2/                5.63        -9.14        0.18

Class B (Inception 10/29/99)
Net Asset Value/1/                         11.64        -4.34       -11.30
With CDSC/3/                                6.64        -9.13       -11.98

Class C (Inception 10/29/99)
Net Asset Value/1/                         11.64        -4.34       -11.30
With Maximum Sales Charge and CDSC/3/       9.50        -6.23       -11.54

Class Y (Inception 10/29/99)
Net Asset Value/1/                         12.15        -3.36       -10.41
------------------------------------------------------------------------------

                                                               Since           Since
                                                              Class A      Class B, C, Y
Comparative Performance                 6 Months   1 Year   Inception/8/    Inception/8/
-----------------------                 --------   ------   ------------   -------------
Russell 1000 Growth Index/4/             13.09%     2.94%      -3.37%         -13.57%
Morningstar Large Growth Fund Avg./5/    12.70%    -0.46        1.42          -11.35
Lipper Large Cap Growth Funds Avg./6/    10.38%    -1.94       -0.41           -8.24

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available only to certain institutional investors. The fund's performance history includes periods from the predecessor fund.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                              % of Net Assets
                                                                    as of
                                                              ------------------
Fund Composition                                              6/30/03   12/31/02
--------------------------------------------------------------------------------
Common Stocks                                                  100.1      98.2
--------------------------------------------------------------------------------
Short Term Investments and Other                                 0.1       1.8


                                                               % of Net Assets
                                                                    as of
                                                              ------------------
Ten Largest Holdings                                          6/30/03   12/31/02
--------------------------------------------------------------------------------
General Electric Co.                                            5.6        --
--------------------------------------------------------------------------------
Microsoft Corp.                                                 4.8       4.3
--------------------------------------------------------------------------------
Pfizer, Inc.                                                    4.6       4.9
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                           4.3       5.3
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                             3.4       3.7
--------------------------------------------------------------------------------
Intel Corp.                                                     3.2       3.5
--------------------------------------------------------------------------------
Amgen, Inc.                                                     3.2       2.8
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                       3.0       1.8
--------------------------------------------------------------------------------
Dell Computer Corp.                                             2.8       2.0
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                          2.5       3.5

                                                              % of Net Assets
                                                                    as of
                                                             -------------------
Five Largest Industries                                       6/30/03   12/31/02
--------------------------------------------------------------------------------
Semiconductors                                                 10.7       5.4
--------------------------------------------------------------------------------
Pharmaceuticals                                                10.0      13.3
--------------------------------------------------------------------------------
Retailers                                                       9.4       6.3
--------------------------------------------------------------------------------
Financial Services                                              6.7       6.5
--------------------------------------------------------------------------------
Electrical Equipment                                            6.0       4.3

Portfolio holdings and asset allocations will vary.

See page 13 for information on the possible risks associated with an invest-ment in this fund.

Notes to Charts

/1/  Does not include a sales charge.
/2/ Includes the maximum sales charge of 5.75%. Until 10/29/99, the fund had only one class of shares and was offered without a sales charge. Historical performance has been recalculated to include a sales charge.
/3/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/ Russell 1000 Growth Index is an unmanaged index measuring the performance of the largest 1000 U.S. companies within the Russell 3000.
/5/ Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
/6/ Lipper Large Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
/7/ Fund performance has been increased by expense waivers, without which performance would have been lower.
/8/ The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class A from 9/30/98; Class B, C and Y from 10/31/99.

                              CDC Nvest Select Fund

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks long-term capital appreciation
--------------------------------------------------------------------------------

Strategy:

Focuses on 15 to 20 stocks of mid- to large-cap U.S. companies
--------------------------------------------------------------------------------

Inception Date:

March 15, 2001
--------------------------------------------------------------------------------

Managers:

William C. Nygren
Floyd J. Bellman
Harris Associates L.P.
--------------------------------------------------------------------------------

Symbols:

Class A   NRSAX
Class B   NRSBX
Class C   NRSCX
--------------------------------------------------------------------------------

Net Asset Value Per Share:

(June 30, 2003)

Class A   $10.34
Class B    10.17
Class C    10.17

                                                           Management Discussion
--------------------------------------------------------------------------------

Uncertainty about the war in Iraq and the sluggish economic recovery kept investors on the sidelines early in 2003. However, as combat operations wound down, investor sentiment grew more positive and the equity markets entered a rally that lasted from March through the end of June.

For the six months ended June 30, 2003, the total return on CDC Nvest Select Fund was 11.90% based on the net asset value of Class A shares. The return on its benchmark, Standard and Poor's 500 Index, was 11.76% for the period, while the average return on Morningstar's Large Value category was 10.74%.

Financial and economically sensitive issues were positive

Washington Mutual, the nation's largest thrift, is the fund's largest holding. The housing boom provided vigorous growth for its mortgage business. And we believe mortgage-servicing fees and other predictable income should help stabilize the bank's earnings if interest rates rise, providing excellent potential going forward.

Slow growth put pressure on economically sensitive issues early in the year, creating opportunities that fit our value-focused investment style. Hotel operator, Marriott International, got a new lease on life as bookings began to recover with the economy. Shares of power tool maker Black & Decker got back to business along with other building-related companies, as new products boosted earnings and the price of its shares.

We took advantage of weakness among retailers to purchase shares of TJX. This niche company caters to bargain hunters by buying excess inventory from full-price retailers and reselling it through its Marshall's and T.J. Maxx chains.

Media, energy and healthcare issues also contributed

Our purchase of AOL Time Warner proved timely, as shares rebounded late in the period. Liberty Media, which owns programming and media companies, also moved higher. Shares of newspaper publisher Knight Ridder rose modestly as advertising spending recovered. Rising natural gas prices lifted the shares of Burlington Resources. Healthcare companies' earnings tend to be independent of economic cycles, and consistent earnings helped both Guidant and Omnicare perform well. FDA approvals for new products also pumped new vigor into pharmaceutical giant Bristol-Myers Squibb.

Company-specific problems and weak sectors hurt results

Valassis Communications, which produces inserts for newspapers, is fighting to maintain market share, faced with stiff competition and sluggish advertising revenues. We believe this well-run company will meet its challenges and it remains a fund holding.

General weakness in the telecommunications sector hurt results at Sprint, although we continue to hold it because shares trade at a discount to our revised assessment of the company's intrinsic value. Shaky consumer confidence, the slow economy and bad weather depressed shares of many retailers, including J.C. Penney, a fund holding.

We sold Waste Management and Electronic Data Systems, using the proceeds to invest in retail and technology companies that seemed more promising. An example is SunGard Data Systems, which provides technology systems for financial-service companies.

Managers see good potential for value investors

After the stock-price rally in the second quarter, we would not be surprised if the market slipped back. However, shares of many quality growth companies that once sold at high prices now meet our value standards. We believe the rally injected much-needed vitality into the stock market, and investor sentiment now seems to be balanced - neither extremely negative nor overly optimistic.

                              CDC Nvest Select Fund

                                        Investment Results through June 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Select Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                March 15, 2001 (inception) through June 30, 2003

                                            S&P
                                            500
               Class A       Class A      Index /4/
              @ N.A.V/1/    @ M.S.C./2/  ----------
   Month      Cumulative    Cumulative   Cumulative
    End          Value         Value        Value
----------    -----------   ----------   ----------
 3/15/2001       10,000        9,425       10,000
                 10,090        9,510       10,000
                 10,420        9,821       10,777
                 10,690       10,075       10,849
 6/30/2001       10,990       10,358       10,585
                 11,310       10,660       10,481
                 10,870       10,245        9,825
                 10,240        9,651        9,032
                 10,000        9,425        9,204
                 10,680       10,066        9,910
12/31/2001       10,960       10,330        9,997
                 10,890       10,264        9,851
                 10,600        9,990        9,661
                 10,910       10,283       10,024
                 10,860       10,235        9,416
                 10,930       10,301        9,347
 6/30/2002       10,080        9,500        8,681
                  9,620        9,067        8,005
                  9,960        9,387        8,057
                  8,570        8,077        7,181
                  8,970        8,454        7,813
                  9,470        8,925        8,273
12/31/2002        9,240        8,709        7,787
                  9,010        8,492        7,583
                  8,890        8,379        7,469
                  8,990        8,473        7,542
                  9,510        8,963        8,163
                 10,120        9,538        8,593
 6/30/2003       10,340        9,745        8,703

                                       Average Annual Total Returns -- June 30, 2003
------------------------------------------------------------------------------------

                                        6 Months/7/   1 Year/7/   Since Inception/7/
                                        -----------   ---------   ------------------
Class A (Inception 3/15/01)

Net Asset Value/1/                         11.90%        2.58%           1.47%
With Maximum Sales Charge/2/                5.51        -3.27           -1.12

Class B (Inception 3/15/01)

Net Asset Value/1/                         11.51         1.90            0.74
With CDSC/3/                                6.51        -3.10           -0.57

Class C (Inception 3/15/01)

Net Asset Value/1/                         11.51         1.80            0.74
With Maximum Sales Charge and CDSC/3/       9.43        -0.20            0.30
------------------------------------------------------------------------------------

                                                                 Since
                                                              Class A, B, C
Comparative Performance                   6 Months   1 Year    Inception/8/
-----------------------                   --------   ------   -------------
S&P 500 Index/4/                            11.76%    0.25%       -5.99%
Morningstar Large Value Fund Avg./5/        10.74    -2.34         1.09
Lipper Multi Cap Value Funds Avg./6/        12.33    -0.50        -2.50

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------
                                                               % of Net Assets
                                                                   as of
                                                             -------------------
Fund Composition                                             6/30/03   12/31/02
--------------------------------------------------------------------------------
Common Stocks                                                 91.2      93.0
--------------------------------------------------------------------------------
Short Term Investments and Other                               8.8       7.1

                                                                % of Net Assets
                                                                     as of
                                                              ------------------
Ten Largest Holdings                                          6/30/03   12/31/02
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                        17.6       16.6
--------------------------------------------------------------------------------
H&R Block, Inc.                                                 7.9        7.4
--------------------------------------------------------------------------------
Yum! Brands, Inc.                                               5.2        2.0
--------------------------------------------------------------------------------
Knight-Ridder, Inc.                                             4.6        4.9
--------------------------------------------------------------------------------
Guidant Corp.                                                   4.6        3.7
--------------------------------------------------------------------------------
First Data Corp.                                                4.5        5.1
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                           4.2        4.1
--------------------------------------------------------------------------------
Kroger Co. (The)                                                4.1        4.4
--------------------------------------------------------------------------------
Sprint Corp.                                                    4.1        3.6
--------------------------------------------------------------------------------
Burlington Resources, Inc.                                      4.0        5.2

                                                              % of Net Assets
                                                                    as of
                                                              ------------------
Five Largest Industries                                       6/30/03   12/31/02
--------------------------------------------------------------------------------
Banking                                                         17.6      16.6
--------------------------------------------------------------------------------
Media - Broadcasting & Publishing                               12.6      13.5
--------------------------------------------------------------------------------
Commercial Services                                              9.8      11.7
--------------------------------------------------------------------------------
Pharmaceuticals                                                  7.0        --
--------------------------------------------------------------------------------
Software                                                         6.8       7.8

     Portfolio holdings and asset allocations will vary.

See page 13 for information on the possible risks associated with an investment in this fund.

Notes to Charts

/1/  Does not include a sales charge.
/2/  Includes the maximum sales charge of 5.75%.
/3/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/  S&P 500 Index is an unmanaged index of U.S. common stock performance
/5/ Morningstar Large Value Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
/6/ Lipper Multi Cap Value Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
/7/ Fund performance has been increased by expense waivers, without which performance would have been lower.
/8/ The since-inception performance comparisons shown are calculated from 3/31/01.

                         CDC Nvest Targeted Equity Fund

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the overall U.S. economy
--------------------------------------------------------------------------------

Strategy:

Invests primarily in a focused portfolio of common stocks of large-cap companies
--------------------------------------------------------------------------------

Inception Date:

November 27, 1968
--------------------------------------------------------------------------------

Manager:

G. Kenneth Heebner
Capital Growth
   Management Limited
Partnership
--------------------------------------------------------------------------------

Symbols:

Class A   NEFGX
Class B   NEBGX
Class C   NEGCX
Class Y   NEGYX
--------------------------------------------------------------------------------

Net Asset Value

                                                           Management Discussion
--------------------------------------------------------------------------------

Strongly positive results from stocks of homebuilding companies helped CDC Nvest Targeted Equity Fund perform significantly better than its benchmark during the six months ended June 30, 2003. Financial services stocks were also positive. The fund's total return was 19.42% for the period based on the net asset value of Class A shares, while the Standard & Poor's 500 Index returned 11.76%. The fund was also near the top of its Morningstar Large Blend category, which had an average return of 10.88% for the period.

Strategy focused on consumer-led growth

Amid uncertainties associated with the conflict in Iraq, the economy hesitated during the first quarter, although signs of renewed economic growth began to surface in the second quarter. Economic reports have indicated growing consumer confidence, increased spending and improving financial conditions. We remained fully invested throughout the first half of 2003, positioning the fund to benefit from consumer-led growth. Our focus was on homebuilding, which was the largest concentration in the portfolio and the most significant driver of performance, along with financial issues.

Manager champions homebuilding stocks

Homebuilding stocks continue to satisfy our emphasis on earnings. Larger homebuilders, in particular, benefit from geographical diversification and financial strength, and are gaining market share. These national companies have access to public debt markets, and many of the firms are investment-grade - a valuable attribute when competing with smaller companies to acquire increasingly scarce parcels of developable land. In many cases, large publicly traded homebuilders are also able to grow earnings by purchasing weaker competitors or buying back their own stock.

Our largest holding in this industry is Lennar, a giant company that has been gaining market share through acquisitions and selective participation in the vibrant California market. Other notable contributors to the fund's performance include Centex, KB Homes and Pulte Homes.

Financial issues and some technology stocks were positive

Declining interest rates and higher trading volume have benefited Citigroup, a leading global financial services company, and Lehman Brothers, a major brokerage firm. A surge of refinancings drove up the stock price of Countrywide Financial Corp., a leading mortgage originator, while First Data, a nationwide credit card processor that also owns Western Union, benefited from active financial transfers by individuals and businesses.

Some technology stocks were also positive, including Dell Computer, a global leader in personal computers. However, Analog Devices - a recent acquisition and one of the best-positioned semiconductor companies - declined in value after we purchased the stock. In general, the fund has avoided technology stocks in recent years, but we believe opportunities are beginning to emerge in this area.

Healthcare and auto parts holdings were eliminated

During the period, we eliminated the fund's one remaining healthcare company, HCA, a national hospital management firm, as this sector continued to experience disappointing earnings. We also sold auto parts retailer AutoZone at a loss. Despite excellent earnings progress, the stock underperformed.

Tax cuts and low interest rates may facilitate growth

While prices of many stocks still seem high, we focused CDC Nvest Targeted Equity Fund on those stocks that may provide the best opportunities based on our outlook for modest, non-inflationary growth, as fiscal and monetary stimuli gradually take effect.

                         CDC Nvest Targeted Equity Fund
--------------------------------------------------------------------------------

                                        Investment Results through June 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Targeted Equity Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                      June 30, 1993 through June 30, 2003

                                            S&P
                                            500
                Class A       Class A     Index/4/
              @ N.A.V/1/    @ M.S.C./2/  ----------
   Month      Cumulative    Cumulative   Cumulative
    End          Value         Value        Value
----------    -----------   ----------   ----------
 6/30/1993       10,000        9,425       10,000
                  9,943        9,371        9,960
                 10,229        9,641       10,338
                 10,410        9,811       10,258
                 10,810       10,189       10,471
                 10,553        9,946       10,371
                 10,694       10,079       10,496
                 11,319       10,668       10,853
                 10,919       10,291       10,558
                 10,264        9,674       10,098
                 10,274        9,683       10,228
                 10,469        9,867       10,395
 6/30/1994       10,082        9,503       10,141
                 10,433        9,833       10,474
                 10,701       10,085       10,903
                 10,350        9,755       10,636
                 10,391        9,794       10,875
                  9,794        9,230       10,479
                  9,940        9,368       10,635
                  9,704        9,146       10,911
                 10,175        9,590       11,336
                 10,489        9,886       11,670
                 11,139       10,498       12,014
                 11,811       11,132       12,494
 6/30/1995       12,677       11,948       12,784
                 13,249       12,487       13,208
                 13,317       12,551       13,241
                 13,559       12,780       13,800
                 13,281       12,517       13,751
                 13,914       13,114       14,355
                 13,727       12,937       14,631
                 14,208       13,391       15,129
                 14,664       13,820       15,269
                 14,664       13,820       15,416
                 14,390       13,563       15,644
                 14,611       13,771       16,047
 6/30/1996       14,455       13,624       16,108
                 13,610       12,827       15,397
                 13,740       12,950       15,721
                 14,683       13,838       16,606
                 15,546       14,652       17,064
                 16,756       15,793       18,354
                 16,592       15,638       17,990
                 18,091       17,050       19,114
                 17,791       16,768       19,264
                 17,035       16,055       18,473
                 18,005       16,969       19,575
                 18,889       17,803       20,767
 6/30/1997       19,731       18,597       21,698
                 21,643       20,398       23,424
                 20,530       19,350       22,112
                 21,582       20,341       23,323
                 20,735       19,543       22,544
                 20,499       19,320       23,588
                 20,499       19,320       23,993
                 20,834       19,636       24,258
                 22,665       21,362       26,008
                 24,122       22,735       27,339
                 25,048       23,607       27,615
                 24,654       23,236       27,140
 6/30/1998       25,973       24,480       28,242
                 26,111       24,609       27,942
                 21,129       19,914       23,902
                 21,280       20,056       25,433
                 23,422       22,075       27,502
                 25,372       23,913       29,169
                 27,346       25,774       30,849
                 29,200       27,521       32,139
                 27,105       25,547       31,141
                 27,755       26,159       32,386
                 27,659       26,068       33,641
                 26,768       25,229       32,846
 6/30/1999       28,742       27,089       34,669
                 28,068       26,454       33,587
                 28,020       26,409       33,420
                 26,359       24,843       32,504
                 27,370       25,796       34,561
                 28,405       26,772       35,264
                 31,498       29,687       37,341
                 29,035       27,366       35,465
                 31,612       29,794       34,793
                 31,956       30,118       38,197
                 30,753       28,985       37,048
                 29,522       27,825       36,288
 6/30/2000       29,636       27,932       37,182
                 28,691       27,042       36,601
                 30,050       28,323       38,874
                 28,963       27,298       36,822
                 29,024       27,355       36,666
                 28,752       27,099       33,776
                 30,063       28,335       33,941
                 27,398       25,822       35,145
                 26,530       25,005       31,941
                 25,856       24,369       29,917
                 26,980       25,429       32,242
                 26,434       24,914       32,458
 6/30/2001       26,613       25,083       31,668
                 25,839       24,353       31,356
                 23,710       22,347       29,393
                 21,420       20,188       27,020
                 21,549       20,309       27,535
                 23,839       22,468       29,647
                 25,194       23,745       29,907
                 25,968       24,475       29,470
                 24,774       23,350       28,902
                 25,194       23,745       29,989
                 25,258       23,806       28,171
                 25,000       23,563       27,963
 6/30/2002       24,194       22,803       25,972
                 21,516       20,279       23,947
                 21,516       20,279       24,104
                 20,194       19,033       21,485
                 19,710       18,576       23,376
                 19,226       18,120       24,751
                 17,935       16,904       23,297
                 17,935       16,904       22,687
                 17,806       16,783       22,347
                 18,226       17,178       22,564
                 19,387       18,272       24,422
                 21,064       19,853       25,709
 6/30/2003       21,419       20,188       26,037

                                   Average Annual Total Returns -- June 30, 2003
--------------------------------------------------------------------------------

                                                                            Since
                                 6 Months   1 Year   5 Years   10 Years   Inception
                                 --------   ------   -------   --------   ---------
Class A (Inception 11/27/68)
Net Asset Value/1/                19.42%    -11.47%   -3.78%     7.91%        --
With Maximum Sales Charge/2/      12.54     -16.58    -4.91      7.28         --

Class B (Inception 2/28/97)
Net Asset Value/1/                18.75     -12.31    -4.52        --       2.18%
With CDSC/3/                      13.75     -16.69    -4.75        --       2.18

Class C (Inception 9/1/98)
Net Asset Value/1/                18.98     -12.31       --        --      -1.60
With Maximum Sales Charge and
   CDSC/3/                        16.87     -14.03       --        --      -1.80

Class Y (Inception 6/30/99)
Net Asset Value/1/                19.54     -10.98       --        --      -6.70

--------------------------------------------------------------------------------

                                                                               Since        Since        Since
                                                                              Class B      Class C      Class Y
Comparative Performance             6 Months   1 Year   5 Years   10 Years   Incept./7/   Incept./7/   Incept./7/
---------------------------------   --------   ------   -------   --------   ----------   ----------   ----------
S&P 500 Index/4/                     11.76%     0.25%    -1.61%    10.04%      4.87%         0.50%       -6.91%
Morningstar Large Blend Avg./5/      10.88     -1.23     -1.90      8.45       3.75          0.62        -6.39
Lipper Multi-Cap Value Average/6/    12.33     -0.50      1.64      9.72       5.99          5.08        -0.86

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                                % of Net Assets
                                                                    as of
                                                              ------------------
Fund Composition                                              6/30/03   12/31/02
--------------------------------------------------------------------------------
Common Stocks                                                  99.6       99.6
--------------------------------------------------------------------------------
Short Term Investments and Other                                0.4        0.4

                                                               % of Net Assets
                                                                     as of
                                                              ------------------
Ten Largest Holdings                                          6/30/03   12/31/02
--------------------------------------------------------------------------------
Lennar Corp., Class A                                           7.6       8.5
--------------------------------------------------------------------------------
D.R. Horton, Inc.                                               6.9       5.8
--------------------------------------------------------------------------------
KB HOME                                                         6.4       7.3
--------------------------------------------------------------------------------
Altria Group, Inc.                                              6.1        --
--------------------------------------------------------------------------------
Teva Pharmaceutical
Industries, Ltd. (ADR)                                          6.1       3.8
--------------------------------------------------------------------------------
Abbott Laboratories                                             5.6        --
--------------------------------------------------------------------------------
Countrywide Financial Corp.                                     5.2        --
--------------------------------------------------------------------------------
3M Co.                                                          4.9        --
--------------------------------------------------------------------------------
Burlington Resources, Inc.                                      4.9        --
--------------------------------------------------------------------------------
Dell Computer Corp.                                             4.8        --

                                                                % of Net Assets
                                                                    as of
                                                              ------------------
Five Largest Industries                                       6/30/03   12/31/02
--------------------------------------------------------------------------------
Home Construction,
   Furnishings & Appliances                                     29.1      34.5
--------------------------------------------------------------------------------
Financial Services                                              17.9      14.9
--------------------------------------------------------------------------------
Pharmaceuticals                                                 11.7      10.5
--------------------------------------------------------------------------------
Beverages, Food & Tobacco                                        7.1        --
--------------------------------------------------------------------------------
Industrial - Diversified                                         4.9        --

Portfolio holdings and asset allocations will vary.

See page 13 for information on the possible risks associated with an investment in this fund.

Notes to Charts

/1/  Does not include a sales charge.
/2/  Includes the maximum sales charge of 5.75%.
/3/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
/4/  S&P 500 Index is an unmanaged index of U.S. common stock performance.
/5/ Morningstar Large Blend Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
/6/ Lipper Multi-Cap Value Funds Average is the average performance without sales charges of mutual funds with a similar current investment style or objective as calculated by Lipper Inc.
/7/ The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 2/28/97; Class C from 9/30/98 and Class Y from 6/30/99.

                      Risks of the CDC Nvest Equity Funds
--------------------------------------------------------------------------------

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Any mutual fund investment involves risk. The following notes describe some of the risks of the CDC Nvest Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

The Funds

CDC Nvest Capital Growth Fund invests primarily in common stocks of growth-oriented companies. Its focus is primarily on large- and mid-cap companies, but it may also invest in small-cap stocks.

CDC Nvest Growth and Income Fund may invest in growth stocks or value stocks of large- and mid-size companies. It may also invest in foreign securities.

CDC Nvest International Equity Fund invests primarily in growth-oriented companies outside the U.S., including emerging markets.

CDC Nvest Large Cap Growth Fund invests primarily in common stocks of companies with large market capitalizations that the manager believes have above-average long-term growth potential.

CDC Nvest Select Fund invests primarily in a concentrated portfolio of value stocks.

CDC Nvest Targeted Equity Fund invests primarily in a focused portfolio of common stocks of large companies. It may also invest in foreign securities and REITs.

The Risks

Small-cap stocks represent ownership of less well known, untried companies with little or no track record; they may have limited financial and management resources. Small-cap stocks may also be more volatile in price than the overall market and less liquid than large-cap stocks.

Emerging growth stocks represent ownership of small, rapidly growing companies that are typically more volatile than the overall market. These stocks expose investors to the risks of small-cap stocks.

Growth stocks tend to be more sensitive to market movements because their stock prices are based on future expectations, which may not be realized.

Value stocks may fall out of favor with investors and underperform the broader market; there is no guarantee that they will return to favor.

Concentrating on few stocks allows changes in the value of a single security (up or down) to have a greater impact on the fund's performance than it would if the fund were more broadly diversified. This means fund shares may be more volatile in price and more vulnerable to losses.

Foreign and emerging market securities convey special risks, including political, economic, regulatory and currency risks, as well as differing accounting standards. Emerging markets may be more subject to these risks than developed markets.

Real Estate Investment Trusts (REITs) may change in price with underlying real estate values, rising interest rates, limited diversification of holdings. They may also incur other mortgage-related risks, such as pre-payment risks.

--------------------------------------------------------------------------------
             NOT FDIC INSURED . MAY LOSE VALUE . NO BANK GUARANTEE
--------------------------------------------------------------------------------

                  Capital Growth Fund -- Schedule of Investments
----------------------------------------------------------------------
Investments as of June 30, 2003 (unaudited)


Shares            Description                                        Value (a)
--------------------------------------------------------------------------------
Common Stocks -- 99.2% of Total Net Assets
                Apparel Retailers -- 0.8%
   33,500       Curtiss-Wright Corp ..............................   $   628,460
                                                                     -----------

                Beverages, Food & Tobacco -- 3.6%
    4,500       Altria Group, Inc ................................       204,480
   37,000       Campbell Soup Co .................................       906,500
   38,400       H.J. Heinz Co ....................................     1,266,432
    9,400       PepsiCo, Inc .....................................       418,300
                                                                     -----------
                                                                       2,795,712
                                                                     -----------

                Biotechnology -- 3.3%
   20,200       Amgen, Inc.(c) ...................................     1,342,088
   33,700       Medimmune, Inc.(c) ...............................     1,225,669
                                                                     -----------
                                                                       2,567,757
                                                                     -----------

                Commercial Services -- 1.9%
   33,200       H&R Block, Inc ...................................     1,435,900
                                                                     -----------

                Communications -- 5.5%
   70,000       AT&T Wireless Services, Inc.(c) ..................       574,700
  218,600       Cisco Systems, Inc.(c) ...........................     3,648,434
                                                                     -----------
                                                                       4,223,134
                                                                     -----------

                Computers -- 7.5%
   99,800       Dell Computer Corp.(c) ...........................     3,189,608
   61,200       EMC Corp.(c) .....................................       640,764
   13,200       International Business Machines Corp .............     1,089,000
   10,600       Storage Technology Corp.(c) ......................       272,844
   23,700       SunGard Data Systems, Inc.(c) ....................       614,067
                                                                     -----------
                                                                       5,806,283
                                                                     -----------

                Cosmetics & Personal Care -- 4.9%
   17,600       Gillette Co. (The) ...............................       560,736
   36,400       Procter & Gamble Co ..............................     3,246,152
                                                                     -----------
                                                                       3,806,888
                                                                     -----------

                Financial Services -- 8.7%
   94,300       AmeriCredit Corp.(c) .............................       806,265
   55,800       Capital One Financial Corp .......................     2,744,244
   28,100       Fannie Mae .......................................     1,895,064
   27,600       T. Rowe Price Group, Inc .........................     1,041,900
    6,262       WFS Financial, Inc.(c) ...........................       209,840
                                                                     -----------
                                                                       6,697,313
                                                                     -----------

                Health Care Providers -- 5.0%
   40,400       UnitedHealth Group, Inc ..........................     2,030,100
   22,100       WellPoint Health Networks, Inc.(c) ...............     1,863,030
                                                                     -----------
                                                                       3,893,130
                                                                     -----------

                Home Construction, Furnishings &
                Appliances -- 0.5%
    8,200       Maytag Corp ......................................       200,244
      400       NVR, Inc.(c) .....................................       164,400
                                                                     -----------
                                                                         364,644
                                                                     -----------

                Industrial - Diversified -- 4.6%
  125,000       General Electric Co ..............................     3,585,000
                                                                     -----------

                Industrial Goods & Services -- 0.3%
   19,600       PerkinElmer, Inc .................................       270,676
                                                                     -----------

                Internet -- 0.4%
    9,200       Yahoo!, Inc.(c) ..................................       301,392
                                                                     -----------

                Medical Supplies -- 6.9%
   41,500       Becton, Dickinson & Co ...........................   $ 1,612,275
   11,500       Boston Scientific Corp.(c) .......................       702,650
    6,400       Guidant Corp .....................................       284,096
   10,600       St. Jude Medical, Inc.(c) ........................       609,500
   25,000       STERIS Corp.(c) ..................................       577,250
   27,700       Varian Medical Systems, Inc.(c) ..................     1,594,689
                                                                     -----------
                                                                       5,380,460
                                                                     -----------

                Oil & Gas -- 4.0%
   23,800       Anadarko Petroleum Corp ..........................     1,058,386
    9,555       Apache Corp ......................................       621,648
   18,200       Houston Exploration Co.(c) .......................       631,540
   14,800       Murphy Oil Corp ..................................       778,480
                                                                     -----------
                                                                       3,090,054
                                                                     -----------

                Pharmaceuticals -- 16.1%
   19,800       Abbott Laboratories ..............................       866,448
   36,500       Johnson & Johnson ................................     1,887,050
   58,900       Merck & Co., Inc .................................     3,566,395
   19,950       Mylan Laboratories, Inc ..........................       693,661
  111,550       Pfizer, Inc ......................................     3,809,433
   25,400       Schering-Plough Corp .............................       472,440
   29,600       Watson Pharmaceuticals, Inc.(c) (d) ..............     1,194,952
                                                                     -----------
                                                                      12,490,379
                                                                     -----------

                Retailers -- 4.2%
   34,400       7-Eleven, Inc.(c) ................................       362,920
   34,600       Dollar General Corp ..............................       631,796
   61,350       Home Depot, Inc ..................................     2,031,912
   14,000       Staples, Inc.(c) .................................       256,900
                                                                     -----------
                                                                       3,283,528
                                                                     -----------

                Semiconductors -- 10.3%
   41,600       Altera Corp.(c) (d) ..............................       682,240
  227,700       Intel Corp .......................................     4,732,517
    6,300       QLogic Corp.(c) (d) ..............................       304,479
  118,110       Texas Instruments, Inc ...........................     2,078,736
    5,500       Xilinx, Inc.(c) ..................................       139,205
                                                                     -----------
                                                                       7,937,177
                                                                     -----------

                Software -- 10.1%
   12,200       BMC Software, Inc.(c) ............................       199,226
   20,100       Citrix Systems, Inc.(c) ..........................       409,236
   42,500       Compuware Corp.(c) ...............................       245,225
    3,100       Electronic Arts, Inc.(c) .........................       229,369
   20,300       First Data Corp ..................................       841,232
  230,000       Microsoft Corp ...................................     5,890,300
                                                                     -----------
                                                                       7,814,588
                                                                     -----------

                Textiles, Clothing & Fabrics -- 0.3%
    7,600       Jones Apparel Group, Inc.(c) .....................       222,376
                                                                     -----------

                Transportation -- 0.3%
   11,400       Swift Transportation Co., Inc.(c) ................       212,268
                                                                     -----------

                Total Common Stocks (Identified
                Cost $88,657,039)                                     76,807,119
                                                                     -----------

Investments as of June 30, 2003 (unaudited)

Principal
  Amount    Description                                             Value (a)
--------------------------------------------------------------------------------
Short Term Investments --3.6%
 $728,870   Repurchase Agreement with Investors
            Bank & Trust Co. dated
            6/30/2003 at 0.75% to be repurchased at
            $728,885 on 7/01/2003,
            collateralized by $714,757 Federal
            National Mortgage Association
            Bond, 7.50%, due 8/01/2015 valued at
            $765,369 ..........................................   $    728,870
  115,111   Bank of Montreal, 1.08%, due
            7/02/2003(e) ......................................        115,111
  289,240   Bank of Montreal, 1.15%, due
            7/09/2003(e) ......................................        289,240
  143,889   Bank of Nova Scotia, 1.05%, due
            8/29/2003(e) ......................................        143,889
  172,666   Bank of Nova Scotia, 1.16%, due
            7/09/2003(e) ......................................        172,666
   28,778   BNP Paribas, 1.03%, due 7/21/2003(e) ..............         28,778
   57,555   Comerica Bank, 1.073%, due
            11/19/2003(e) .....................................         57,555
   28,778   Credit Agricole Indosuez, 1.05%, due
            8/26/2003(e) ......................................         28,778
   57,555   Den Danske Bank, 1.04%, due
            7/24/2003(e) ......................................         57,555
  201,444   Dreyfus Cash Management Plus Fund,
            1.102%, due 7/01/2003(e) ..........................        201,444
   57,555   Liberty Lighthouse Funding, 1.081%,
            due 7/14/2003(e) ..................................         57,555
   22,203   Merrill Lynch Premier Institutional
            Fund, 1.045%, due 7/01/2003(e) ....................         22,203
  414,260   Merrimac Cash Fund-Premium Class,
            1.052%, due 7/01/2003(e) ..........................        414,260
  172,666   Royal Bank of Canada, 1.031%, due
            7/07/2003(e) ......................................        172,666
  115,111   Royal Bank of Scotland, 1.05%, due
            7/28/2003(e) ......................................        115,111
  143,889   Royal Bank of Scotland, 1.125%, due
            7/01/2003(e) ......................................        143,889
                                                                  ------------
            Total Short Term Investments
            (Identified Cost $2,749,570) ......................      2,749,570
                                                                  ------------
            Total Investments -- 102.8%
            (Identified Cost $91,406,609)(b) ..................     79,556,689
            Other assets less liabilities .....................     (2,138,115)
                                                                  ------------
            Total Net Assets -- 100% ..........................   $ 77,418,574
                                                                  ============

(a) See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information:
    At June 30, 2003, the net unrealized depreciation on investments based on cost of $91,406,609 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which
    there is an excess of value over tax cost .................   $  6,030,958
    Aggregate gross unrealized depreciation for all
    investments in which there is an excess of tax
    cost over value ...........................................    (17,880,878)
                                                                  ------------
    Net unrealized depreciation ...............................   $(11,849,920)
                                                                  ============

    At December 31, 2002, the Fund had a capital loss carryover of approximately $53,531,761 of which $26,648,714 expires on December 31, 2009 and $26,883,047 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

    For the year ended December 31, 2002, the Fund has elected to defer $2,293,916 of capital losses attributable to Post-October losses.
(c) Non-income producing security.
(d) All or a portion of this security was on loan to brokers at June 30, 2003.
(e) Represents investments of securities lending collateral.

15               See accompanying notes to financial statements.

                Growth and Income Fund -- Schedule of Investments

Investments as of June 30, 2003 (unaudited)

Shares        Description                                           Value (a)
------------------------------------------------------------------------------
Common Stocks -- 94.5% of Total Net Assets

              Advertising -- 2.7%
    640,400   Interpublic Group of Cos. (The), Inc.............   $  8,568,552
                                                                  ------------
              Aerospace & Defense -- 4.3%
    129,400   Boeing Co. (The) ................................      4,441,008
    348,700   Honeywell International, Inc. ...................      9,362,595
                                                                  ------------
                                                                    13,803,603
                                                                  ------------

              Apparel Retailers -- 3.0%
    520,500   Gap (The), Inc. .................................      9,764,580
                                                                  ------------
              Automotive -- 0.4%
     32,800   Harley-Davidson, Inc. ...........................      1,307,408
                                                                  ------------
              Banking -- 7.4%
    368,700   US Bancorp ......................................      9,033,150
    356,000   Washington Mutual, Inc. .........................     14,702,800
                                                                  ------------
                                                                    23,735,950
                                                                  ------------

              Beverages, Food & Tobacco -- 10.3%
     28,200   Anheuser-Busch Cos., Inc. .......................      1,439,610
    214,500   Diageo PLC (ADR) ................................      9,386,520
     65,500   General Mills, Inc. .............................      3,105,355
    254,800   H.J. Heinz Co. ..................................      8,403,304
    297,400   Kraft Foods, Inc.(c) ............................      9,680,370
     24,200   Nestle SA (ADR) .................................      1,251,140
                                                                  ------------
                                                                    33,266,299
                                                                  ------------

              Building Materials -- 2.8%
    383,100   Masco Corp.(c) ..................................      9,136,935
                                                                  ------------
              Commercial Services -- 3.1%
    554,200   Cendant Corp.(d) ................................     10,152,944
                                                                  ------------
              Communications -- 1.9%
    466,000   General Motors Corp., Class H (Hughes
              Electronics Corp.)(d) ...........................      5,969,460
                                                                  ------------
              Electric Utilities -- 3.2%
    253,300   Duke Energy Corp.(c) ............................      5,053,335
    235,200   TXU Corp ........................................      5,280,240
                                                                  ------------
                                                                    10,333,575
                                                                  ------------

              Entertainment & Leisure -- 4.2%
    113,000   Carnival Corp ...................................      3,673,630
    500,200   Walt Disney Co. (The) ...........................      9,878,950
                                                                  ------------
                                                                    13,552,580
                                                                  ------------

              Environmental Control -- 3.0%
    398,100   Waste Management, Inc ...........................      9,590,229
                                                                  ------------
              Financial Services -- 2.6%
    125,400   Fannie Mae ......................................      8,456,976
                                                                  ------------
              Food Retailers -- 4.7%
    567,000   Kroger Co. (The)(d) .............................      9,457,560
    282,600   Safeway, Inc.(d) ................................      5,781,996
                                                                  ------------
                                                                    15,239,556
                                                                  ------------

              Household Products -- 2.2%
    138,300   Fortune Brands, Inc. ............................      7,219,260
                                                                  ------------
              Industrial - Diversified -- 1.0%
     47,900   Illinois Tool Works, Inc. .......................      3,154,215
                                                                  ------------
              Insurance -- 1.3%
     90,000   MGIC Investment Corp ............................      4,197,600
                                                                  ------------
              Media - Broadcasting & Publishing --
              12.0%
    756,300   AOL Time Warner, Inc.(d) ........................     12,168,867
    249,500   Comcast Corp., Special Class A(d) ...............      7,193,085
     61,700   Gannett Co., Inc. ...............................      4,739,177

              Media - Broadcasting & Publishing --
              (continued)
  1,269,500   Liberty Media Corp.(c) (d) ......................   $ 14,675,420
                                                                  ------------
                                                                    38,776,549
                                                                  ------------

              Medical Supplies -- 4.5%
    193,000   Baxter International, Inc. ......................      5,018,000
    214,700   Guidant Corp ....................................      9,530,533
                                                                  ------------
                                                                    14,548,533
                                                                  ------------

              Office/Business Equipment -- 0.3%
     97,000   Xerox Corp.(d) ..................................      1,027,230
                                                                  ------------
              Oil & Gas -- 2.8%
    115,100   Burlington Resources, Inc. ......................      6,223,457
     51,846   ConocoPhillips ..................................      2,841,161
                                                                  ------------
                                                                     9,064,618
                                                                  ------------

              Pharmaceuticals -- 5.8%
    151,500   Abbott Laboratories .............................      6,629,640
    245,600   Bristol-Myers Squibb Co .........................      6,668,040
     90,900   Merck & Co., Inc. ...............................      5,503,995
                                                                  ------------
                                                                    18,801,675
                                                                  ------------

              Restaurants -- 3.5%
    514,000   McDonald's Corp .................................     11,338,840
                                                                  ------------
              Retailers -- 4.0%
    387,200   Home Depot, Inc .................................     12,824,064
                                                                  ------------
              Software -- 3.5%
     81,300   Automatic Data Processing, Inc ..................      2,752,818
    208,400   First Data Corp .................................      8,636,096
                                                                  ------------
                                                                    11,388,914
                                                                  ------------
              Total Common Stocks (Identified Cost
              $285,874,743) ...................................    305,220,145
                                                                  ------------

Principal
  Amount
-----------
Short Term Investments -- 13.2%

$20,736,200   Repurchase Agreement with Investors Bank & Trust Co.
              dated 6/30/2003 at 0.75% to be repurchased at $20,736,632
              on 7/01/2003, collateralized by $21,200,015 Federal
              National Mortgage Association Bond with rates ranging from
              2.935% to 4.497%, and maturities ranging from 1/25/2022
              to 8/01/2032 with an aggregate value of
              $21,773,010 .....................................     20,736,200
  1,233,807   Bank of Montreal, 1.08%, due
              7/02/2003(e) ....................................      1,233,807
  3,100,200   Bank of Montreal, 1.15%, due
              7/09/2003(e) ....................................      3,100,200
  1,542,259   Bank of Nova Scotia, 1.05%, due
              8/29/2003(e) ....................................      1,542,259
  1,850,711   Bank of Nova Scotia, 1.16%, due
              7/09/2003(e) ....................................      1,850,711
    308,452   BNP Paribas, 1.03%, due 7/21/2003(e) ............        308,452
    616,904   Comerica Bank, 1.073%, due
              11/19/2003(e) ...................................        616,904
    308,452   Credit Agricole Indosuez, 1.05%, due
              8/26/2003(e) ....................................        308,452
    616,904   Den Danske Bank, 1.04%, due
              7/24/2003(e) ....................................        616,904
  2,159,163   Dreyfus Cash Management Plus Fund,
              1.102%, due 7/01/2003(e) ........................      2,159,163
    616,904   Liberty Lighthouse Funding, 1.081%, due
              7/14/2003(e) ....................................        616,904
    237,980   Merrill Lynch Premier Institutional
              Fund, 1.045%, due 7/01/2003(e) ..................        237,980
  4,440,211   Merrimac Cash Fund-Premium Class,
              1.052%, due 7/01/2003(e) ........................      4,440,211
  1,850,711   Royal Bank of Canada, 1.031%, due
              7/07/2003(e) ....................................      1,850,711
  1,233,808   Royal Bank of Scotland, 1.05%, due
              7/28/2003(e) ....................................      1,233,808
  1,542,259   Royal Bank of Scotland, 1.125%, due
              7/01/2003(e) ....................................      1,542,259
                                                                  ------------
              Total Short Term Investments
              (Identified Cost $42,394,925) ...................     42,394,925
                                                                  ------------
              Total Investments -- 107.7%
              (Identified Cost $328,269,668) (b) ..............    347,615,070
              Other assets less liabilities ...................    (24,711,630)
                                                                  ------------
              Total Net Assets -- 100% ........................   $322,903,440
                                                                  ============

                See accompanying notes to financial statements.               16

Investments as of June 30, 2003 (unaudited)

--------------------------------------------------------------------------------

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At June 30, 2003, the net unrealized appreciation on investments based on cost of $328,269,668 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over
     tax cost .......................................   $ 29,499,702
     Aggregate gross unrealized depreciation for all
     investments in which there is  an excess of tax
     cost over value ................................    (10,154,300)
                                                        ------------
     Net unrealized appreciation                        $ 19,345,402
                                                        ============

     At December 31, 2002, the Fund had a capital loss carryover of approximately $109,950,271 of which $19,895,206 expires on December 31, 2008, $69,951,207 expires on December 31, 2009 and $20,103,858 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer $4,943,400 of capital losses attributable to Post-October losses.
(c) All or a portion of this security was on loan to brokers at June 30, 2003.
(d)  Non-income producing security.
(e)  Represents investments of securities lending collateral.

ADR An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

17                See accompanying notes to financial statements.

              International Equity Fund -- Schedule of Investments

Investments as of June 30, 2003 (unaudited)

Shares             Description                                         Value (a)
--------------------------------------------------------------------------------
Common Stocks -- 96.1% of Total Net Assets
            Australia -- 4.3%
   31,500   Lend Lease Corp., Ltd.................................   $   176,608
   63,600   News Corp., Ltd.......................................       478,287
  259,000   Promina Group, Ltd.(c) ...............................       410,417
   28,300   Publishing & Broadcasting, Ltd........................       187,740
   26,650   Westpac Banking Corp., Ltd............................       290,780
                                                                     -----------
                                                                       1,543,832
                                                                     -----------
            Austria -- 2.0%
    4,100   Erste Bank der Oesterreichischen Sparkassen AG .......       362,945
   31,200   Telekom Austria AG(c) ................................       354,618
                                                                     -----------
                                                                         717,563
                                                                     -----------
            Brazil -- 0.8%
   15,600   Empresa Brasileira de Aeronautica SA (Embraer)(ADR) ..       297,960
                                                                     -----------
            Canada -- 5.3%
   14,765   Barrick Gold Corp.....................................       261,411
   10,779   EnCana Corp.(d) ......................................       411,273
    7,346   Petro-Canada .........................................       292,539
    7,550   Precision Drilling Corp., Class A(c) .................       283,167
   22,880   Rogers Communications, Inc., Class B .................       365,573
   11,145   Toronto-Dominion Bank (The)(d) .......................       307,289
                                                                     -----------
                                                                       1,921,252
                                                                     -----------
            Czech Republic -- 0.7%
    3,552   Komercni Banka AS ....................................       255,886
                                                                     -----------
            Finland -- 1.9%
   21,600   Nokia OYJ (ADR) ......................................       354,888
   30,800   Stora Enso OYJ, R Shares .............................       344,757
                                                                     -----------
                                                                         699,645
                                                                     -----------
            France -- 4.5%
    5,500   BNP Paribas ..........................................       279,979
   10,500   Compagnie Generale des Etablissements Michelin,
               Class B ...........................................       410,693
    3,600   Pernod-Ricard ........................................       321,790
    2,500   Technip-Coflexip SA ..................................       219,151
    2,640   TotalFinaElf SA ......................................       399,677
                                                                     -----------
                                                                       1,631,290
                                                                     -----------
            Germany -- 3.8%
    3,700   Adidas-Salomon AG(d) .................................       316,682
    7,800   BASF AG ..............................................       332,454
    2,700   Deutsche Bank AG(d) ..................................       174,717
   24,450   Infineon Technologies AG (ADR)(c) ....................       234,476
    5,020   Stada Arzneimittel AG ................................       317,625
                                                                     -----------
                                                                       1,375,954
                                                                     -----------
            Greece -- 1.7%
   18,000   Greek Organization of Football Prognostics SA ........       183,880
   22,650   Public Power Corp.....................................       409,609
                                                                     -----------
                                                                         593,489
                                                                     -----------
            Hong Kong -- 1.3%
  189,100   Esprit Holdings, Ltd..................................       463,162
                                                                     -----------
            Hungary -- 0.7%
   26,300   OTP Bank Rt(c) .......................................       254,545
                                                                     -----------
            India -- 0.5%
    8,275   Wipro, Ltd. (ADR) ....................................       190,739
                                                                     -----------
            Ireland -- 3.7%
   97,000   Anglo Irish Bank Corp., 144A .........................       859,234
   63,700   Ryanair Holdings PLC(c) ..............................       459,469
                                                                     -----------
                                                                       1,318,703
                                                                     -----------
            Israel -- 1.1%
    6,900   Teva Pharmaceutical Industries, Ltd. (ADR)(d) ........   $   392,817
                                                                     -----------
            Italy -- 6.1%
  198,400   Banca Nazionole del Lavoro SpA - BNL(c) ..............       333,229
   35,955   Banco Popolare di Verona e Novara Scrl ...............       492,215
   34,450   Eni SpA(d) ...........................................       521,944
   21,700   Mediaset SpA .........................................       183,982
   27,900   Saipem SpA ...........................................       209,267
   49,200   Telecom Italia SpA(d) ................................       446,006
                                                                     -----------
                                                                       2,186,643
                                                                     -----------
            Japan -- 16.8%
    7,000   Canon, Inc............................................       321,712
   15,600   Credit Saison Co., Ltd................................       256,205
   26,000   Dai Nippon Printing Co., Ltd..........................       275,419
   37,000   Daiwa House Industry Co., Ltd.........................       254,917
       49   East Japan Railway Co.................................       218,250
    1,800   Hirose Electric Co., Ltd..............................       149,087
    7,000    Honda Motor Co., Ltd.................................       265,660
   28,000   JGC Corp..............................................       188,706
   53,000   Kaneka Corp...........................................       327,133
       46   KDDI Corp.............................................       178,414
    1,630   Keyence Corp.(d)......................................       299,108
    2,300   Mabuchi Motor Co., Ltd................................       176,111
   49,000   Mitsubishi Corp.......................................       340,454
   19,000   Nikon Corp.(c) .......................................       156,735
   63,000   Nippon Oil Corp.......................................       273,776
   46,300   Nissan Motor Co., Ltd.................................       443,343
    5,800   Nitto Denko Corp......................................       190,124
   60,000   NSK, Ltd .............................................       191,175
    6,000   Secom Co., Ltd .......................................       176,162
   16,000   Sharp Corp............................................       205,655
    5,000   Sony Corp.............................................       140,963
    9,600   Takeda Chemical Industries, Ltd.......................       354,725
    5,500   TDK Corp..............................................       272,041
   11,600   THK Co., Ltd..........................................       156,357
    5,800   Uni-Charm Corp........................................       251,080
                                                                     -----------
                                                                       6,063,312
                                                                     -----------
            Mexico -- 0.6%
   72,600   Wal-Mart de Mexico SA de CV, Series V ................       213,977
                                                                     -----------
            Netherlands -- 1.5%
   10,500   ING Groep NV .........................................       182,758
    7,600   Royal Dutch Petroleum Co..............................       353,394
                                                                     -----------
                                                                         536,152
                                                                     -----------
            Norway -- 0.9%
   76,000   Telenor ASA ..........................................       315,702
                                                                     -----------
            Republic of Korea -- 1.0%
    1,255   Samsung Electronics Co., Ltd..........................       372,980
                                                                     -----------
            Russia -- 1.3%
    5,900   LUKOIL (ADR) .........................................       463,740
                                                                     -----------
            Singapore -- 1.0%
   70,000   City Developments, Ltd................................       176,536
   30,000   DBS Group Holdings, Ltd...............................       175,513
                                                                     -----------
                                                                         352,049
                                                                     -----------
            Spain -- 3.0%
    6,800   Altadis SA ...........................................       174,603
    7,000   Banco Popular Espanol ................................       354,323
    5,800   Grupo Ferrovial SA ...................................       157,800
   21,700   Iberdrola SA .........................................       376,452
                                                                     -----------
                                                                       1,063,178
                                                                     -----------

               See accompanying notes to financial statements.                18

Investments as of June 30, 2003 (unaudited)

Shares      Description                                               Value (a)
-------------------------------------------------------------------------------
            Sweden -- 0.5%
    6,600   Autoliv, Inc. (SDR)(d) ..............................   $   177,941
                                                                     ----------
            Switzerland -- 7.3%
    1,500   Centerpulse AG(c) ...................................       404,416
    8,700   Credit Suisse Group .................................       229,413
   20,500   Novartis AG .........................................       812,752
    4,500   Roche Holding AG ....................................       353,656
      530   Synthes-Stratec, Inc.................................       381,442
    8,000   UBS AG ..............................................       445,874
                                                                     ----------
                                                                      2,627,553
                                                                     ----------
            Thailand -- 0.7%
   67,200   Siam Cement Public Co. (The), Ltd ...................       268,353
                                                                     ----------
            United Kingdom -- 23.1%
   21,800   Anglo American PLC ..................................       333,718
   39,500   Barclays PLC ........................................       292,052
   64,275   BHP Billiton PLC ....................................       338,160
   70,700   BP PLC ..............................................       490,886
   42,700   British Sky Broadcasting PLC(c) .....................       471,891
   34,400   Diageo PLC ..........................................       367,938
   34,100   GlaxoSmithKline PLC .................................       684,925
  114,000   Hilton Group PLC ....................................       347,236
   28,000   Imperial Tobacco Group PLC ..........................       502,227
  148,650   Kingfisher PLC ......................................       681,931
   51,600   Lloyds TSB Group PLC ................................       365,521
   21,300   Next PLC ............................................       361,804
   21,600   Reckitt Benckiser PLC ...............................       396,359
   34,700   Royal Bank of Scotland Group PLC ....................       971,178
   38,000   United Utilities PLC ................................       368,752
  571,171   Vodafone Group PLC ..................................     1,116,554
   36,400   Xstrata PLC .........................................       242,203
                                                                     ----------
                                                                      8,333,335
                                                                     ----------
            Total Common Stocks
            (Identified Cost $30,283,937) .......................    34,631,752
                                                                     ----------

Preferred Stocks -- 0.6%
            Germany -- 0.6%
      550   Porsche AG (d) ......................................       232,208
                                                                     ----------
            Total Preferred Stocks
            (Identified Cost $217,864) ..........................       232,208
                                                                     ----------

Principal
  Amount                                                             Value (a)
---------
Short Term Investments -- 8.2%
 $167,931   Bank of Montreal, 1.08%, due 7/02/2003(e) ...........       167,931
  421,963   Bank of Montreal, 1.15%, due 7/09/2003(e) ...........       421,963
  251,897   Bank of Nova Scotia, 1.16%, due 7/09/2003(e) ........       251,897
  209,914   Bank of Nova Scotia, 1.05%, due 8/29/2003(e) ........       209,914
   41,983   BNP Paribas, 1.03%, due 7/21/2003(e) ................        41,983
   83,966   Comerica Bank, 1.073%, due 11/19/2003(e) ............        83,966
   41,983   Credit Agricole Indosuez, 1.05%, due 8/26/2003(e) ...        41,983
   83,966   Den Danske Bank, 1.04%, due 7/24/2003(e) ............        83,966
  293,880   Dreyfus Cash Management Plus Fund, 1.102%, due
               7/01/2003(e) .....................................       293,880
   83,966   Liberty Lighthouse Funding, 1.081%, due
               7/14/2003(e) .....................................        83,966
   32,391   Merrill Lynch Premier Institutional Fund, 1.045%,
               due 7/01/2003(e) .................................        32,391

Short Term Investments -- 8.2%(continued)
 $604,350   Merrimac Cash Fund-Premium Class, 1.052%, due
               7/01/2003(e)                                         $   604,350
  251,897   Royal Bank of Canada, 1.031%, due 7/07/2003(e) ......       251,897

  209,914   Royal Bank of Scotland, 1.125%, due  7/01/2003(e) ...       209,914

  167,931   Royal Bank of Scotland, 1.05%, due 7/28/2003(e) .....       167,931
                                                                    -----------
            Total Short Term Investments
            (Identified Cost $2,947,932) ........................     2,947,932
                                                                    -----------
            Total Investments -- 104.9%
            (Identified Cost $33,449,733) (b) ...................    37,811,892
            Other assets less liabilities .......................    (1,779,949)
                                                                    ------------
            Total Net Assets-- 100% .............................   $36,031,943
                                                                    ===========

(a)  See Note 2a of Notes to Financial Statements.

(b)  Federal Tax Information:
     At June 30, 2003, the net unrealized appreciation on
     investments based on cost of $33,449,733 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ..........  $ 4,673,234
                                                                    -----------
     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value .........      (311,075)
                                                                    -----------
     Net unrealized appreciation ................................   $ 4,362,159
                                                                    ===========

     At December 31, 2003, the Fund had a capital loss carryover of approximately $30,663,018 of which $20,761,210 expires on December 31, 2009 and $9,901,808 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2003, the Fund has elected to defer $1,702,210 of capital losses and $37,437 of foreign currency losses attributable to Post-October losses.

(c)  Non-income producing security.
(d)  All or a portion of this security was on loan to brokers at June 30, 2002.
(e)  Represents investments of securities lending collateral.

ADR An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

SDR  Swedish Depositary Receipt

144A Securities exempt from registration under Rule These securities 144A of the Securities Act of 1933. may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $859,234 or 2.4% of net assets.

     Industry Holdings at June 30, 2003
     Banking                             17.9%
     Oil & Gas                           10.4
     Pharmaceuticals                      8.2
     Communications                       6.0
     Automotive                           4.1
     Beverages, Food & Tobacco            3.8
     Media - Broadcasting & Publishing    3.6
     Mining                               3.2
     Telephone Systems                    2.7
     Retailers                            2.5
     Chemicals                            2.3
     Electric Utilities                   2.3
     Electronics                          2.2
     Medical Supplies                     2.2
     Textiles, Clothing & Fabrics         2.2
     Other, less than 2% each            23.1

19                See accompanying notes to financial statements.

                Large Cap Growth Fund -- Schedule Of Investments

Investments as of June 30, 2003 (unaudited)

Shares             Description                                         Value (a)
--------------------------------------------------------------------------------
Common Stocks -- 100.1% of Total Net Assets

            Aerospace & Defense -- 2.5%
    7,300   Northrop Grumman Corp.(c) ...........................   $   629,917
                                                                     -----------
            Banking -- 4.2%
   15,000   State Street Corp ...................................       591,000
    9,000   Wells Fargo & Co ....................................       453,600
                                                                    -----------
                                                                      1,044,600
                                                                    -----------
            Beverages, Food & Tobacco -- 5.9%
    9,000   Anheuser-Busch Cos., Inc ............................       459,450
   11,000   PepsiCo, Inc ........................................       489,500
   17,300   Sysco Corp.(c) ......................................       519,692
                                                                    -----------
                                                                      1,468,642
                                                                    -----------

            Biotechnology -- 3.2%
   12,000   Amgen, Inc.(d) ......................................       797,280
                                                                    -----------

            Commercial Services -- 2.5%
   34,000   Cendant Corp.(d) ....................................       622,880
                                                                    -----------

            Communications -- 3.4%
   51,000   Cisco Systems, Inc.(d) ..............................       851,190
                                                                    -----------

            Computer & Business Equipment -- 0.6%
   15,100   ATI Technologies, Inc.(d) ...........................       154,020
                                                                    -----------

            Computers -- 5.1%
   22,000   Dell Computer Corp.(d) ..............................       703,120
    7,000   International Business Machines Corp ................       577,500
                                                                    -----------
                                                                      1,280,620
                                                                    -----------
            Education -- 1.1%
    5,000   Education Management Corp.(d) .......................       265,900
                                                                    -----------

            Electrical Equipment -- 1.0%
    5,000   Emerson Electric Co .................................       255,500
                                                                    -----------

            Financial Services -- 6.7%
   12,700   American Express Co .................................       530,987
    9,200   Citigroup, Inc ......................................       393,760
    9,000   Goldman Sachs Group, Inc ............................       753,750
                                                                    -----------
                                                                      1,678,497
                                                                    -----------

            Food Retailers -- 0.6%
    9,000   Kroger Co. (The)(d) .................................       150,120
                                                                    -----------

            Health Care Providers -- 1.0%
    7,700   HCA, Inc ............................................       246,708
                                                                    -----------

            Healthcare-Services -- 1.0%
    8,200   Laboratory Corp. of America Holdings(d) .............       247,230
                                                                    -----------

            Household Products -- 1.1%
    4,900   Colgate-Palmolive Co ................................       283,955
                                                                    -----------

            Industrial - Diversified -- 5.6%
   49,000   General Electric Co .................................     1,405,320
                                                                    -----------

            Insurance -- 2.4%
   11,000   American International Group, Inc ...................       606,980
                                                                    -----------

            Media - Broadcasting & Publishing -- 4.1%
   12,500   Clear Channel Communications, Inc.(d) ...............       529,875
   15,300   Cox Communications, Inc., Class A(c) (d) ............       488,070
                                                                    -----------
                                                                      1,017,945
                                                                    -----------

            Medical Supplies -- 4.3%
    6,400   Boston Scientific Corp.(d) ..........................   $   391,040
    6,700   Edwards Lifesciences Corp.(d) .......................       215,338
   10,000   Medtronic, Inc ......................................       479,700
                                                                    -----------
                                                                      1,086,078
                                                                    -----------

            Oil & Gas -- 1.8%
    7,000   BJ Services Co.(d) ..................................       261,520
    9,000   Transocean, Inc.(d) .................................       197,730
                                                                    -----------
                                                                        459,250
                                                                    -----------

            Pharmaceuticals -- 10.0%
    4,700   Eli Lilly & Co ......................................       324,159
   21,100   IVAX Corp.(d) .......................................       376,635
    4,500   Johnson & Johnson ...................................       232,650
    7,000   Merck & Co., Inc ....................................       423,850
   34,000   Pfizer, Inc .........................................     1,161,100
                                                                    -----------
                                                                      2,518,394
                                                                    -----------

            Restaurants -- 3.8%
   14,000   Brinker International, Inc.(d) ......................       504,280
    9,100   PF Chang's China Bistro, Inc.(c) (d) ................       447,811
                                                                    -----------
                                                                        952,091
                                                                    -----------

            Retailers -- 9.4%
   17,000   Home Depot, Inc .....................................       563,040
    4,600   Kohl's Corp.(d) .....................................       236,348
   15,800   Walgreen Co .........................................       475,580
   20,000   Wal-Mart Stores, Inc ................................     1,073,400
                                                                    -----------
                                                                      2,348,368
                                                                    -----------

            Semiconductors -- 10.7%
   16,800   Analog Devices, Inc.(d) .............................       584,976
   34,700   Applied Materials, Inc.(d) ..........................       550,342
   39,000   Intel Corp ..........................................       810,576
   10,400   Microchip Technology, Inc ...........................       256,152
   18,600   Xilinx, Inc.(d) .....................................       470,766
                                                                    -----------
                                                                      2,672,812
                                                                    -----------

            Software -- 6.0%
   46,800   Microsoft Corp ......................................     1,198,548
   33,500   Siebel Systems, Inc.(d) .............................       319,590
                                                                    -----------
                                                                      1,518,138
                                                                    -----------

            Transportation -- 2.1%
    8,200   United Parcel Service, Inc., Class B ................       522,340
                                                                    -----------

            Total Common Stocks (Identified Cost $26,185,781) ...    25,084,775
                                                                    -----------

See accompanying notes to financial statements.                               20

Investments as of June 30, 2003 (unaudited)

Principal
  Amount    Description                                                            Value (a)
---------------------------------------------------------------------------------------------
Short Term Investments -- 8.2%
 $296,182   Repurchase Agreement with Investors Bank & Trust Co. dated
               6/30/2003 at 0.75% to be repurchased at $296,188 on 7/01/2003, collateralized by $312,697 Federal Home Loan Mortgage
               Corporation Bond, 1.63%, due 1/15/2028 valued at $313,978 ......   $   296,182
  100,766   Bank of Montreal, 1.08%, due 7/02/2003(e)                                 100,766
  253,196   Bank of Montreal, 1.15%, due 7/09/2003(e)                                 253,196
  125,958   Bank of Nova Scotia, 1.05%, due 8/29/2003(e)                              125,958
  151,150   Bank of Nova Scotia, 1.16%, due 7/09/2003(e)                              151,150
   25,192   BNP Paribas, 1.03%, due 7/21/2003(e) ..............................        25,192
   50,383   Comerica Bank, 1.073%, due 11/19/2003(e)                                   50,383
   25,192   Credit Agricole Indosuez, 1.05%, due 8/26/2003(e)                          25,192
   50,383   Den Danske Bank, 1.04%, due 7/24/2003(e)                                   50,383
  176,341   Dreyfus Cash Management Plus Fund, 1.102%, due 7/01/2003(e)               176,341
   50,383   Liberty Lighthouse Funding, 1.081%, due 7/14/2003(e)                       50,383
   19,436   Merrill Lynch Premier Institutional Fund, 1.045%, due 7/01/2003 (e)        19,436
  362,637   Merrimac Cash Fund-Premium Class, 1.052%, due 7/01/2003(e)                362,637
  151,149   Royal Bank of Canada, 1.031%, due  7/07/2003(e)                           151,149
  100,766   Royal Bank of Scotland, 1.05%, due 7/28/2003(e)                           100,766
  125,958   Royal Bank of Scotland, 1.125%, due 7/01/2003(e)                          125,958
                                                                                  -----------
            Total Short Term Investments (Identified Cost $2,065,072)               2,065,072
                                                                                  -----------

            Total Investments -- 108.3% (Identified Cost $28,250,853) (b) .....    27,149,847
            Other assets less liabilities .....................................    (2,083,752)
                                                                                  -----------
            Total Net Assets -- 100% ..........................................   $25,066,095
                                                                                  ===========

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At June 30, 2003, the net unrealized depreciation on investments based on cost of $28,250,853 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there
     is an excess of value over tax cost ......................................   $ 1,607,394
     Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value ................................    (2,708,400)
                                                                                  -----------
     Net unrealized depreciation ..............................................   $(1,101,006)
                                                                                  ===========

     At December 31, 2002, the Fund had a capital loss carryover of approximately $41,153,499 of which $3,696,755 expires on December 31, 2008, $26,085,507 expires on December 31, 2009 and $11,371,237 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer
     $1,881,354 of capital losses attributable to Post-October losses.
(c)  All or a portion of this security was on loan to brokers at June 30, 2003.
(d)  Non-income producing security.
(e)  Represents investments of securities lending collateral.

21               See accompanying notes to financial statements.

                     Select Fund -- Schedule of Investments

Investments as of June 30, 2003 (unaudited)

 Shares     Description                                                            Value (a)
----------------------------------------------------------------------------------------------
Common Stocks -- 91.2% of Total Net Assets

            Banking -- 17.6%
1,170,600   Washington Mutual, Inc.(c) ........................................   $ 48,345,780
                                                                                  ------------
            Biotechnology -- 3.7%
  235,300   Chiron Corp.(d) ...................................................     10,287,316
                                                                                  ------------
            Commercial Services -- 9.8%
  505,900   H&R Block, Inc ....................................................     21,880,175
  203,000   Valassis Communications, Inc.(c) (d) ..............................      5,221,160
                                                                                  ------------
                                                                                    27,101,335
                                                                                  ------------
            Computers -- 1.3%
  140,000   SunGard Data Systems, Inc.(d) .....................................      3,627,400
                                                                                  ------------
            Food Retailers -- 4.1%
  683,000   Kroger Co. (The)(c) (d) ...........................................     11,392,440
                                                                                  ------------
            Healthcare-Services -- 3.7%
  303,000   Omnicare, Inc .....................................................     10,238,370
                                                                                  ------------
            Lodging -- 2.5%
  179,700   Marriott International, Inc., Class A .............................      6,904,074
                                                                                  ------------
            Media - Broadcasting & Publishing -- 12.6%
  711,300   AOL Time Warner, Inc.(d) ..........................................     11,444,817
  185,300   Knight-Ridder, Inc ................................................     12,772,729
  908,400   Liberty Media Corp.(d) ............................................     10,501,104
                                                                                  ------------
                                                                                    34,718,650
                                                                                  ------------
            Medical Supplies -- 4.6%
  286,500   Guidant Corp ......................................................     12,717,735
                                                                                  ------------
            Oil & Gas -- 4.0%
  205,400   Burlington Resources, Inc .........................................     11,105,978
                                                                                  ------------
            Pharmaceuticals -- 3.3%
  327,600   Bristol-Myers Squibb Co ...........................................      8,894,340
                                                                                  ------------
            Restaurants -- 5.2%
  480,900   Yum! Brands, Inc.(d) ..............................................     14,215,404
                                                                                  ------------
            Retailers -- 5.2%
  458,200   J.C. Penney Co., Inc.(c) ..........................................      7,720,670
  346,500   TJX Cos., Inc .....................................................      6,528,060
                                                                                  ------------
                                                                                    14,248,730
                                                                                  ------------
            Software -- 6.8%
  301,000   First Data Corp ...................................................     12,473,440
1,981,000   Novell, Inc.(d) ...................................................      6,101,480
                                                                                  ------------
                                                                                    18,574,920
                                                                                  ------------
            Telephone Systems -- 4.1%
  779,700   Sprint Corp. (FON Group) ..........................................     11,227,680
                                                                                  ------------
            Tools -- 2.7%
  171,000   Black & Decker Corp ...............................................      7,429,950
                                                                                  ------------
            Total Common Stocks (Identified Cost $227,366,343) ................    251,030,102
                                                                                  ------------

Principal
  Amount    Description                                                              Value (a)
------------------------------------------------------------------------------------------------
Short Term Investments -- 20.0%
$25,198,718   Repurchase Agreement with Investors Bank & Trust Co. dated
                 6/30/2003 at 0.75% to be repurchased at $25,199,243 on
                 7/01/2003, collateralized by $3,133,850 Federal Home Loan
                 Mortgage Corporation Bond, 1.54%, due 9/25/2032 valued
                 at $23,324,241 .................................................   $ 25,198,718
  1,692,371   Bank of Montreal, 1.08%, due 7/02/2003(e) .........................      1,692,371
  4,252,435   Bank of Montreal, 1.15%, due 7/09/2003(e) .........................      4,252,435
  2,115,463   Bank of Nova Scotia, 1.05%, due 8/29/2003(e) ......................      2,115,463
  2,538,556   Bank of Nova Scotia, 1.16%, due 7/09/2003(e) ......................      2,538,556
    423,093   BNP Paribas, 1.03%, due 7/21/2003(e) ..............................        423,093
    846,185   Comerica Bank, 1.073%, due 11/19/2003(e) ..........................        846,185
    423,093   Credit Agricole Indosuez, 1.05%, due 8/26/2003(e) .................        423,093
    846,185   Den Danske Bank, 1.04%, due 7/24/2003(e) ..........................        846,185
  2,961,649   Dreyfus Cash Management Plus Fund, 1.102%, due 7/01/2003(e) .......      2,961,649
    846,185   Liberty Lighthouse Funding, 1.081%, due 7/14/2003(e) ..............        846,185
    326,428   Merrill Lynch Premier Institutional Fund, 1.045%, due 7/01/2003(e)         326,428
  6,090,482   Merrimac Cash Fund-Premium Class, 1.052%, due 7/01/2003(e) ........      6,090,482
  2,538,556   Royal Bank of Canada, 1.031%, due 7/07/2003(e) ....................      2,538,556
  1,692,371   Royal Bank of Scotland, 1.05%, due 7/28/2003(e) ...................      1,692,371
  2,115,463   Royal Bank of Scotland, 1.125%, due 7/01/2003(e) ..................      2,115,463
                                                                                    ------------
              Total Short Term Investments (Identified Cost $54,907,233) ........     54,907,233
                                                                                    ------------
              Total Investments -- 111.2%
              (Identified Cost $282,273,576) (b) ................................    305,937,335
              other assets less liabilities .....................................    (30,700,526)
                                                                                    ------------
              Total Net Assets -- 100% ..........................................   $275,236,809
                                                                                    ============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At June 30, 2003, the net unrealized appreciation on investments based on cost of $282,273,576 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost .........................   $ 33,408,311
     Aggregate gross unrealized depreciation for all investments in
     which there is an excess of tax cost over value ............................     (9,744,552)
                                                                                    ------------
     Net unrealized appreciation ................................................   $ 23,663,759
                                                                                    ============

     At December 31, 2003, the Fund had a capital loss carryover of approximately $8,193,164 of which $1,480,080 expires on December 31, 2009 and $6,713,084 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2003, the Fund has elected to defer
     $7,802,742 of capital losses attributable to Post-October losses.
(c) All or a portion of this security was on loan to brokers at June 30, 2003.
(d)  Non-income producing security.
(e)  Represents investments of securities lending collateral.

                See accompanying notes to financial statements.               22

                 Targeted Equity Fund -- Schedule of Investments

Investments as of June 30, 2003 (unaudited)

Shares       Description                                                            Value (a)
-----------------------------------------------------------------------------------------------
Common Stocks -- 99.6% of Total Net Assets

             Beverages, Food & Tobacco -- 7.1%
   955,000   Altria Group, Inc. ...............................................   $  43,395,200
   150,000   Coca-Cola Co. (The) ..............................................       6,961,500
                                                                                  -------------
                                                                                     50,356,700
                                                                                  -------------
             Biotechnology -- 1.0%
   100,000   Genetech, Inc.(c) ................................................       7,212,000
                                                                                  -------------
             Computers -- 4.8%
 1,075,000   Dell Computer Corp.(c) ...........................................      34,357,000
                                                                                  -------------
             Cosmetics & Personal Care -- 3.5%
   279,000   Procter & Gamble Co. .............................................      24,881,220
                                                                                  -------------
             Financial Services -- 17.9%
   700,000   Citigroup, Inc. ..................................................      29,960,000
   535,000   Countrywide Financial Corp. ......................................      37,219,950
   525,000   Freddie Mac ......................................................      26,654,250
   502,000   Lehman Brothers Holdings, Inc. ...................................      33,372,960
                                                                                  -------------
                                                                                    127,207,160
                                                                                  -------------
             Home Construction, Furnishings & Appliances -- 29.1%
   435,000   Centex Corp.(d) ..................................................      33,838,650
 1,737,200   D.R. Horton, Inc. ................................................      48,815,320
   730,000   KB HOME ..........................................................      45,245,400
   750,900   Lennar Corp., Class A(d) .........................................      53,689,350
   406,300   Pulte Homes, Inc. ................................................      25,052,458
                                                                                  -------------
                                                                                    206,641,178
                                                                                  -------------
             Industrial - Diversified -- 4.9
   271,000   3M Co. ...........................................................      34,953,580
                                                                                  -------------
             Oil & Gas -- 4.9%
   645,000   Burlington Resources, Inc.(d) ....................................      34,875,150
                                                                                  -------------
             Pharmaceuticals -- 11.7%
   915,000   Abbott Laboratories ..............................................      40,040,400
   760,000   Teva Pharmaceutical Industries, Ltd. (ADR)(d) ....................      43,266,800
                                                                                  -------------
                                                                                     83,307,200
                                                                                  -------------
             Retailers -- 3.8%
   615,000   Best Buy Co., Inc.(c) ............................................      27,010,800
                                                                                  -------------
             Semiconductors -- 4.7%
   955,000   Analog Devices, Inc.(c) ..........................................      33,253,100
                                                                                  -------------
             Software -- 4.6%
   785,000   First Data Corp. .................................................      32,530,400
                                                                                  -------------
             Transportation -- 1.6%
   180,000   United Parcel Service, Inc., Class B .............................      11,466,000
                                                                                  -------------
             Total Common Stocks (Identified Cost $563,129,118) ...............     708,051,488
                                                                                  -------------

Principal
  Amount     Description                                                            Value (a)
-------------------------------------------------------------------------------------------------
Short Term Investments -- 15.6%
$ 3,080,274   Repurchase Agreement with Investors Bank & Trust Co. dated
              6/30/2002 at 0.75% to be repurchased at $3,080,338 on
              7/01/2003, collateralized by $3,090,398 Small Business
              Administration Bond, 3.63%, due 4/25/2024 valued
              at $3,234,287 ....................................................    $   3,080,274
  6,130,339   Bank of Montreal, 1.08%, due 7/02/2003(e)                                 6,130,339
 15,403,760   Bank of Montreal, 1.15%, due 7/09/2003(e)                                15,403,760
  7,662,924   Bank of Nova Scotia, 1.05%, due 8/29/2003(e)                              7,662,924
  9,195,509   Bank of Nova Scotia, 1.16%, due 7/09/2003(e)                              9,195,509
  1,532,585   BNP Paribas, 1.03%, due 7/21/2003(e)                                      1,532,585
  3,065,169   Comerica Bank, 1.073%, due 11/19/2003(e)                                  3,065,169
  1,532,585   Credit Agricole Indosuez, 1.05%, due 8/26/2003(e)                         1,532,585
  3,065,170   Den Danske Bank, 1.04%, due 7/24/2003(e)                                  3,065,170
 10,728,093   Dreyfus Cash Management Plus Fund, 1.102%, due 7/01/2003(e)              10,728,093

  3,065,170   Liberty Lighthouse Funding, 1.081%, due 7/14/2003(e)                      3,065,170
  1,182,434   Merrill Lynch Premier Institutional Fund, 1.045%, due 7/01/2003 (e)       1,182,434
 22,061,786   Merrimac Cash Fund-Premium Class, 1.052%, due 7/01/2003(e)               22,061,786
  9,195,509   Royal Bank of Canada, 1.031%, due 7/07/2003(e)                            9,195,509
  6,130,339   Royal Bank of Scotland, 1.05%, due  7/28/2003(e)                          6,130,339
  7,662,924   Royal Bank of Scotland, 1.125%, due 7/01/2003(e)                          7,662,924
                                                                                    -------------
              Total Short Term Investments (Identified Cost $110,694,570)             110,694,570
                                                                                    -------------
              Total Investments -- 115.2%
              (Identified Cost $673,823,688)(b) ...............................       818,746,058
              Other assets less liabilities ...................................      (108,336,651)
                                                                                    -------------
              Total Net Assets -- 100% ........................................     $ 710,409,407
                                                                                    =============
(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At June 30, 2003, the net unrealized appreciation on investments based on cost of $628,907,353 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there
     is an excess of value over tax cost ......................................     $ 149,118,580
     Aggregate gross unrealized depreciation for all investments in which there
     is an excess of tax cost over value ......................................        (4,196,210)
                                                                                    -------------
     Net unrealized appreciation ..............................................     $ 144,922,370
                                                                                    =============

     At December 31, 2002, the Fund had a capital loss carryover of approximately $382,471,007 of which $187,367,538 expires on December
     31, 2009 and $195,103,469 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer
     $51,910,302 of capital losses attributable to Post-October losses.
(c)  Non-income producing security.
(d) All or a portion of this security was on loan to brokers at June 30, 2003.
(e)  Represents investments of securities lending collateral.
ADR  An American Depositary Receipt (ADR) is a certificate issued by a U.S.
     bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

23               See accompanying notes to financial statements.

                              FINANCIAL STATEMENTS

                       Statements of Assets & Liabilities

June 30, 2003 (unaudited)

                                                                      Capital Growth     Growth and    International     Large Cap
                                                                           Fund         Income Fund     Equity Fund     Growth Fund
                                                                      --------------   -------------   -------------   ------------
ASSETS
   Investments at cost ............................................   $  91,406,609    $ 328,269,668   $ 33,449,733    $ 28,250,853
   Net unrealized appreciation (depreciation) .....................     (11,849,920)      19,345,402      4,362,159      (1,101,006)
                                                                      -------------    -------------   ------------    ------------
      Investments at value ........................................      79,556,689      347,615,070     37,811,892      27,149,847
   Receivable for Fund shares sold ................................          19,505          336,362      1,709,678           7,084
   Receivable for securities sold .................................         195,583        2,258,339      1,084,695         373,001
   Dividends and interest receivable ..............................          76,177          317,110        123,862          17,736
   Tax reclaims receivable ........................................              --               --         40,246              --
   Receivable from investment adviser .............................              --               --             --          23,060
   Securities lending income receivable ...........................           1,912           14,389          4,199             460
                                                                      -------------    -------------   ------------    ------------
      TOTAL ASSETS ................................................      79,849,866      350,541,270     40,774,572      27,571,188
                                                                      -------------    -------------   ------------    ------------
LIABILITIES
   Collateral on securities loaned, at value ......................       2,020,700       21,658,725      2,947,932       1,768,890
   Foreign cash at value (identified cost $15,637) ................              --               --         12,810              --
   Payable for securities purchased ...............................         102,761        1,255,738        767,670         618,262
   Payable for Fund shares redeemed ...............................         123,530          662,171         53,806          41,932
   Payable to custodian bank ......................................              --        3,593,712        827,512              --
   Management fees payable ........................................          48,540           93,388         27,472              --
   Deferred Trustees' fees ........................................          43,534          146,744         31,606           3,509
   Transfer agent fees payable ....................................          49,673          136,327         28,868          29,071
   Accounting and administrative fees payable .....................           5,045           20,172          2,336           1,581
   Other accounts payable and accrued expenses ....................          37,509           70,853         42,617          41,848
                                                                      -------------    -------------   ------------    ------------
      TOTAL LIABILITIES ...........................................       2,431,292       27,637,830      4,742,629       2,505,093
                                                                      -------------    -------------   ------------    ------------
NET ASSETS ........................................................   $  77,418,574    $ 322,903,440   $ 36,031,943    $ 25,066,095
                                                                      =============    =============   ============    ============

NET ASSETS CONSIST OF:
   Paid in capital ................................................   $ 145,480,207    $ 431,136,516   $ 65,366,038    $ 71,319,619
   Undistributed (overdistributed) net investment income (loss) ...        (462,621)        (591,141)        69,314         (90,200)
   Accumulated net realized gain (loss) on investments ............     (55,749,092)    (126,987,337)   (33,773,918)    (45,062,318)
   Net unrealized appreciation (depreciation) of investments ......     (11,849,920)      19,345,402      4,370,509      (1,101,006)
                                                                      -------------    -------------   ------------    ------------
NET ASSETS ........................................................   $  77,418,574    $ 322,903,440   $ 36,031,943    $ 25,066,095
                                                                      =============    =============   ============    ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   Class A shares:
      Net assets ..................................................   $  60,295,360    $ 196,940,194   $ 23,589,455    $ 11,024,516
                                                                      =============    =============   ============    ============
      Shares of beneficial interest ...............................       6,242,939       18,189,780      2,165,091       1,109,268
                                                                      =============    =============   ============    ============
      Net asset value and redemption price per share ..............   $        9.66    $       10.83   $      10.90    $       9.94
                                                                      =============    =============   ============    ============
      Offering price per share ....................................   $       10.25    $       11.49   $      11.56    $      10.55
                                                                      =============    =============   ============    ============
   Class B shares:(redemption price is equal to net asset value less any applicable contingent deferred sales charges)
      Net assets ..................................................   $  16,204,335    $  88,682,289   $  7,780,341    $ 12,028,274
                                                                      =============    =============   ============    ============
      Shares of beneficial interest ...............................       1,909,249        8,575,392        756,362       1,241,168
                                                                      =============    =============   ============    ============
      Net asset value and offering price per share ................   $        8.49    $       10.34   $      10.29    $       9.69
                                                                      =============    =============   ============    ============
   Class C shares:(redemption price is equal to net asset value less any applicable contingent deferred sales charges)
      Net assets ..................................................   $     918,879    $   9,645,792   $  1,028,744    $  1,036,340
                                                                      =============    =============   ============    ============
      Shares of beneficial interest ...............................         108,435          935,152        100,222         106,930
                                                                      =============    =============   ============    ============
      Net asset value per share ...................................   $        8.47    $       10.31   $      10.26    $       9.69
                                                                      =============    =============   ============    ============
      Offering price per share ....................................   $        8.56    $       10.41   $      10.37    $       9.79
                                                                      =============    =============   ============    ============
   Class Y shares:
      Net assets ..................................................   $          --    $  27,635,165   $  3,633,403    $    976,965
                                                                      =============    =============   ============    ============
      Shares of beneficial interest ...............................              --        2,497,121        319,259          97,121
                                                                      =============    =============   ============    ============
      Net asset value, offering and redemption price per share ....   $          --    $       11.07   $      11.38    $      10.06
                                                                      =============    =============   ============    ============

25               See accompanying notes to financial statements.

   Select      Targeted Equity
    Fund            Fund
------------   ---------------

$282,273,576    $ 673,823,688
  23,663,759      144,922,370
------------    -------------
 305,937,335      818,746,058
     919,641          155,974
          --        7,405,664
     260,535          656,734
          --               --
          --               --
      14,775            4,054
------------    -------------
 307,132,286      826,968,484
------------    -------------

  29,708,515      107,614,296
          --               --
   1,097,277        6,048,834
     338,308        1,718,393
           5               --
     512,798          416,624
      13,741          305,865
     130,098          336,301
      18,126           45,292
      76,609           73,472
------------    -------------
  31,895,477      116,559,077
------------    -------------
$275,236,809    $ 710,409,407
============    =============


$283,345,030    $ 984,373,914
  (1,148,774)      (2,791,267)
 (30,623,206)    (416,095,610)
  23,663,759      144,922,370
------------    -------------
$275,236,809    $ 710,409,407
============    =============


$ 79,127,750    $ 651,687,251
============    =============
   7,651,001       98,215,799
============    =============
$      10.34    $        6.64
============    =============
$      10.97    $        7.05
============    =============


$ 95,842,229    $  49,912,084
============    =============
   9,428,224    $   7,961,088
============    =============
$      10.17    $        6.27
============    =============


$100,266,830    $   2,419,170
============    =============
   9,861,564          386,105
============    =============
$      10.17    $        6.27
============    =============
$      10.27    $        6.33
============    =============

$         --    $   6,390,902
============    =============
          --          949,307
============    =============
$         --    $        6.73
============    =============

                            Statements of Operations

For the Six Months Ended June 30, 2003 (unaudited)

                                                                        Capital Growth    Growth and    International    Large Cap
                                                                            Fund         Income Fund     Equity Fund    Growth Fund
                                                                        --------------   ------------   -------------   -----------
INVESTMENT INCOME
   Dividends ........................................................    $   368,856     $  1,464,116    $   707,273    $   115,746
   Interest .........................................................          1,845           35,832          3,576          1,110
   Securities lending income ........................................          1,366               --          4,354            219
   Less net foreign taxes withheld ..................................             --          (10,329)       (83,360)            --
                                                                         -----------     ------------    -----------    -----------
                                                                             372,067        1,489,619        631,843        117,075
                                                                         -----------     ------------    -----------    -----------
   Expenses
      Management fees ...............................................        277,716          749,205        156,799        108,397
      Service fees - Class A ........................................         71,878          161,260         28,080         13,468
      Service and distribution fees - Class B .......................         78,492          341,858         39,697         57,259
      Service and distribution fees - Class C .......................          4,283           34,500          5,505          5,086
      Trustees' fees and expenses ...................................          8,158           22,545          6,060          5,980
      Accounting and administrative .................................         30,325           87,904         14,224          9,816
      Custodian .....................................................         22,568           27,467         58,770         24,896
      Transfer agent fees - Class A, Class B, Class C ...............        249,963          570,598        116,085        104,072
      Transfer agent fees - Class Y .................................             --            5,500          1,670            422
      Audit and tax services ........................................         16,168           16,270         23,652         13,315
      Legal .........................................................          4,163           12,896          1,994          1,427
      Shareholder reporting .........................................         17,504           41,473         13,742         13,814
      Registration ..................................................         14,817           29,942         21,071         20,970
      Miscellaneous .................................................          8,092           12,707          5,439          6,197
                                                                         -----------     ------------    -----------    -----------
   Total expenses before reductions .................................        804,127        2,114,125        492,788        385,119
                                                                         -----------     ------------    -----------    -----------
      Less reimbursement/waiver .....................................             --          (61,423)            --       (170,785)
      Less reductions ...............................................        (11,466)         (26,603)        (5,553)        (9,140)
                                                                         -----------     ------------    -----------    -----------
   Net expenses .....................................................        792,661        2,026,099        487,235        205,194
                                                                         -----------     ------------    -----------    -----------
   Net investment income (loss) .....................................       (420,594)        (536,480)       144,608        (88,119)
                                                                         -----------     ------------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
   Realized gain (loss) on:
      Realized gain (loss) on investments - net .....................        210,920      (11,529,100)      (966,639)    (1,957,122)
      Foreign currency transactions - net ...........................             --               --       (168,768)            --
   Change in unrealized appreciation (depreciation) on:
      Investments - net .............................................      9,017,909       42,623,740      4,065,604      4,739,797
      Foreign currency transactions - net ...........................             --               --          2,112             --
                                                                         -----------     ------------    -----------    -----------
   Net realized and unrealized gain (loss) on investments and
      foreign currency transactions .................................      9,228,829       31,094,640      2,932,309      2,782,675
                                                                         -----------     ------------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ...........................................    $ 8,808,235     $ 30,558,160    $ 3,076,917    $ 2,694,556
                                                                         ===========     ============    ===========    ===========

27              See accompanying notes to financial statements.

   Select      Targeted Equity
    Fund            Fund
------------   ---------------
$  1,513,738    $  2,704,106
      52,385           9,873
       4,850          16,015
          --         (21,352)
------------    ------------
   1,570,973       2,708,642
------------    ------------

   1,218,219       2,305,817
      86,813         753,315
     430,048         227,984
     440,918          10,729
      18,792          70,972
     100,255         267,299
      21,721          59,611
     560,760       1,698,609
          --           2,841
      15,992          18,028
      13,653          35,621
      64,241          76,417
      22,836          28,235
      17,765          25,916
------------    ------------
   3,012,013       5,581,394
------------    ------------
    (287,310)             --
     (13,930)       (319,999)
------------    ------------
   2,710,773       5,261,395
------------    ------------
  (1,139,800)     (2,552,753)
------------    ------------




 (14,627,300)     18,386,160
          --              --

  43,730,903     101,106,375
          --              --
------------    ------------

  29,103,603     119,492,535
------------    ------------

$ 27,963,803    $116,939,782
============    ============

                      Statements of Changes in Net Assets

                                                                             Capital Growth Fund          Growth and Income Fund
                                                                         --------------------------   ----------------------------
                                                                          Six Months                   Six Months
                                                                            Ended                        Ended
                                                                           June 30,     Year Ended      June 30,       Year Ended
                                                                             2003      December 31,       2003        December 31,
                                                                         (unaudited)       2002        (unaudited)        2002
                                                                         -----------   ------------   ------------   -------------
FROM OPERATIONS:
   Net investment income (loss) ......................................   $  (420,594)  $ (1,058,415)  $   (536,480)  $    (503,999)
   Net realized gain (loss) on investments and
      foreign currency transactions ..................................       210,920    (24,033,239)   (11,529,100)    (23,052,758)
   Net change in unrealized appreciation (depreciation)
      on investments .................................................     9,017,909     (9,195,048)    42,623,740     (40,836,656)
                                                                         -----------   ------------   ------------   -------------
   Increase (decrease) in net assets resulting from operations .......     8,808,235    (34,286,702)    30,558,160     (64,393,413)
                                                                         -----------   ------------   ------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS: ..................................            --             --             --              --
                                                                         -----------   ------------   ------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS ...........................    (7,233,344)   (25,435,438)    73,149,535     (70,380,717)
                                                                         -----------   ------------   ------------   -------------
   Total increase (decrease) in net assets ...........................     1,574,891    (59,722,140)   103,707,695    (134,774,130)
NET ASSETS
   Beginning of period ...............................................    75,843,683    135,565,823    219,195,745     353,969,875
                                                                         -----------   ------------   ------------   -------------
   End of period .....................................................   $77,418,574   $ 75,843,683   $322,903,440   $ 219,195,745
                                                                         ===========   ============   ============   =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS) .........   $  (462,621)  $    (42,027)  $   (591,141)  $     (54,661)
                                                                         ===========   ============   ============   =============

29               See accompanying notes to financial statements.

   International Equity           Large Cap Growth                   Select                    Targeted Equity
          Fund                         Fund                           Fund                          Fund
--------------------------   --------------------------   ---------------------------   -----------------------------
Six Months                    Six Months                   Six Months                    Six Months
   Ended                        Ended                         Ended                        Ended
  June 30,     Year Ended      June 30,     Year Ended      June 30,      Year Ended      June 30,       Year Ended
    2003      December 31,       2003      December 31,       2003       December 31,       2003        December 31,
(unaudited)       2002       (unaudited)       2002        (unaudited)       2002        (unaudited)        2002
-----------   ------------   -----------   ------------   ------------   ------------   ------------   --------------

$   144,608   $   (394,794)  $   (88,119)  $   (274,025)  $ (1,139,800)  $ (1,930,970)  $ (2,552,753)  $   (8,332,759)
 (1,135,407)    (9,991,358)   (1,957,122)   (11,968,632)   (14,627,300)   (14,515,826)    18,386,160     (243,684,297)
  4,067,716       (139,087)    4,739,797     (5,830,835)    43,730,903    (26,008,735)   101,106,375      (31,792,914)
-----------   ------------   -----------   ------------   ------------   ------------   ------------   --------------
  3,076,917    (10,525,239)    2,694,556    (18,073,492)    27,963,803    (42,455,531)   116,939,782     (283,809,970)
-----------   ------------   -----------   ------------   ------------   ------------   ------------   --------------

         --             --            --             --             --             --             --               --
-----------   ------------   -----------   ------------   ------------   ------------   ------------   --------------

 (2,752,748)   (14,520,711)   (2,676,100)   (13,041,498)     6,549,564    140,115,357    (62,861,139)    (163,710,155)
-----------   ------------   -----------   ------------   ------------   ------------   ------------   --------------
    324,169    (25,045,950)       18,456    (31,114,990)    34,513,367     97,659,826     54,078,643     (447,520,125)

 35,707,774     60,753,724    25,047,639     56,162,629    240,723,442    143,063,616    656,330,764    1,103,850,889
-----------   ------------   -----------   ------------   ------------   ------------   ------------   --------------
$36,031,943   $ 35,707,774   $25,066,095   $ 25,047,639   $275,236,809   $240,723,442   $710,409,407   $  656,330,764
===========   ============   ===========   ============   ============   ============   ============   ==============
$    69,314   $    (75,294)  $   (90,200)  $     (2,081)  $ (1,148,774)  $     (8,974)  $ (2,791,267)  $     (238,514)
===========   ============   ===========   ============   ============   ============   ============   ==============

                              Financial Highlights

For a share outstanding throughout each period.

                        Income (loss) from investment operations:                       Less distributions:
                -----------------------------------------------------   ------------------------------------------------------
                 Net asset
                  value,        Net        Net realized                 Dividends    Distributions
                 beginning   investment   and unrealized   Total from    from net      from net
                    of         income     gain (loss) on   investment   investment      realized     Return of       Total
                the period     (loss)      investments     operations     income     capital gains    capital    distributions
                ----------   ----------   --------------   ----------   ----------   -------------   ---------   -------------
Capital
Growth Fund
  Class A
6/30/2003(e)      $ 8.58     $(0.04)(d)       $ 1.12         $ 1.08       $   --        $   --          $--          $   --
12/31/2002         11.93      (0.09)(d)        (3.26)         (3.35)          --            --           --              --
12/31/2001         15.04      (0.13)(d)        (2.95)         (3.08)          --         (0.03)          --           (0.03)
12/31/2000         22.86      (0.18)(d)        (4.14)         (4.32)          --         (3.50)          --           (3.50)
12/31/1999         20.67      (0.13)(d)         5.05           4.92           --         (2.73)          --           (2.73)
12/31/1998         19.95      (0.13)(d)         5.18           5.05           --         (4.33)          --           (4.33)
  Class B
06/30/03(e)         7.56      (0.07)(d)         1.00           0.93           --            --           --              --
12/31/2002         10.61      (0.15)(d)        (2.90)         (3.05)          --            --           --              --
12/31/2001         13.47      (0.20)(d)        (2.63)         (2.83)          --         (0.03)          --           (0.03)
12/31/2000         21.06      (0.32)(d)        (3.77)         (4.09)          --         (3.50)          --           (3.50)
12/31/1999         19.37      (0.27)(d)         4.69           4.42           --         (2.73)          --           (2.73)
12/31/1998         19.10      (0.27)(d)         4.87           4.60           --         (4.33)          --           (4.33)
  Class C
06/30/03(e)         7.56      (0.06)(d)         0.97           0.91           --            --           --              --
12/31/2002         10.60      (0.14)(d)        (2.90)         (3.04)          --            --           --              --
12/31/2001         13.47      (0.20)(d)        (2.64)         (2.84)          --         (0.03)          --           (0.03)
12/31/2000         21.06      (0.32)(d)        (3.77)         (4.09)          --         (3.50)          --           (3.50)
12/31/1999         19.37      (0.27)(d)         4.69           4.42           --         (2.73)          --           (2.73)
12/31/1998         19.11      (0.27)(d)         4.86           4.59           --         (4.33)          --           (4.33)

Growth and
Income Fund
  Class A
06/30/03(e)       $ 9.42     $(0.01)(d)       $ 1.42         $ 1.41       $   --        $   --          $--          $   --
12/30/2002         11.78       0.01(d)         (2.37)         (2.36)          --            --           --              --
12/31/2001         13.79      (0.01)(d)        (2.00)         (2.01)          --            --           --              --
12/31/2000         15.33       0.01(d)         (1.09)         (1.08)          --         (0.46)          --           (0.46)
12/31/1999         16.57       0.08             1.40           1.48        (0.06)        (2.66)          --           (2.72)
12/31/1998         15.35       0.04             3.29           3.33        (0.01)        (2.10)          --           (2.11)
  Class B
06/30/03(e)         9.02      (0.05)(d)         1.37           1.32           --            --           --              --
12/31/2002         11.37      (0.07)(d)        (2.28)         (2.35)          --            --           --              --
12/31/2001         13.40      (0.10)(d)        (1.93)         (2.03)          --            --           --              --
12/31/2000         15.03      (0.10)(d)        (1.07)         (1.17)          --         (0.46)          --           (0.46)
12/31/1999         16.37      (0.04)            1.36           1.32           --         (2.66)          --           (2.66)
12/31/1998         15.28      (0.05)            3.24           3.19           --         (2.10)          --           (2.10)
  Class C
06/30/03(e)         9.01      (0.05)(d)         1.35           1.30           --            --           --              --
12/31/2002         11.36      (0.07)(d)        (2.28)         (2.35)          --            --           --              --
12/31/2001         13.38      (0.10)(d)        (1.92)         (2.02)          --            --           --              --
12/31/2000         15.01      (0.10)(d)        (1.07)         (1.17)          --         (0.46)          --           (0.46)
12/31/1999         16.35      (0.04)            1.36           1.32           --         (2.66)          --           (2.66)
12/31/1998         15.28      (0.04)            3.21           3.17           --         (2.10)          --           (2.10)
  Class Y
06/30/03(e)         9.59       0.02(d)          1.46           1.48           --            --           --              --
12/31/2002         11.93       0.07(d)         (2.41)         (2.34)          --            --           --              --
12/31/2001         13.87       0.06(d)         (2.00)         (1.94)          --            --           --              --
12/31/2000         15.36       0.07(d)         (1.10)         (1.03)          --         (0.46)          --           (0.46)
12/31/1999         16.57       0.02             1.51           1.53        (0.08)        (2.66)          --           (2.74)
12/31/1998(f)      15.42       0.02             1.22           1.24        (0.02)        (0.07)          --           (0.09)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

31              See accompanying notes to financial statements.

                                            Ratios to average net assets:
                                       ---------------------------------------

Net asset               Net assets,                Expenses
  value,      Total       end of                 after expense   Net investment   Portfolio
  end of      return    the period    Expenses    reductions      income (loss)   turnover
the period    (%)(a)       (000)        (%)(b)     (%)(b)(c)         (%)(b)       rate (%)
----------   --------   -----------   --------   -------------   --------------   ---------
  $ 9.66       12.6       $ 60,295      2.00          1.97           (0.98)          32
    8.58      (28.1)        58,729      1.75          1.71           (0.84)         103
   11.93      (20.5)        98,412      1.62          1.58           (0.99)          90
   15.04      (19.5)       143,425      1.40          1.37           (0.80)         118
   22.86       24.7        200,821      1.39          1.39           (0.61)         124
   20.67       29.0        175,511      1.46          1.46           (0.62)         136

    8.49       12.3         16,204      2.75          2.72           (1.69)          32
    7.56      (28.8)        16,267      2.50          2.46           (1.59)         103
   10.61      (21.0)        35,409      2.37          2.33           (1.74)          90
   13.47      (20.1)        56,884      2.15          2.12           (1.55)         118
   21.06       23.8         74,774      2.14          2.14           (1.36)         124
   19.37       28.2         57,796      2.21          2.21           (1.37)         136

    8.47       12.0            919      2.75          2.72           (1.66)          32
    7.56      (28.7)           847      2.50          2.46           (1.59)         103
   10.60      (21.1)         1,745      2.37          2.33           (1.74)          90
   13.47      (20.1)         2,487      2.15          2.12           (1.55)         118
   21.06       23.8          3,110      2.14          2.14           (1.36)         124
   19.37       28.1          1,609      2.21          2.21           (1.37)         136

  $10.83       15.0       $196,940      1.68          1.65           (0.27)          15
    9.42      (20.0)       130,751      1.56          1.54            0.07          195
   11.78      (14.6)       211,138      1.46          1.41           (0.05)         154
   13.79       (7.3)       290,714      1.31          1.28            0.04          139
   15.33        9.5        375,676      1.21          1.21            0.48          133
   16.57       23.9        304,139      1.23          1.23            0.33          114

   10.34       14.6         88,682      2.43          2.40           (1.02)          15
    9.02      (20.7)        71,436      2.31          2.29           (0.68)         195
   11.37      (15.1)       120,361      2.21          2.16           (0.80)         154
   13.40       (8.1)       165,767      2.06          2.03           (0.71)         139
   15.03        8.6        216,457      1.96          1.96           (0.27)         133
   16.37       23.1        153,369      1.98          1.98           (0.42)         114

   10.31       14.4          9,646      2.43          2.40           (1.02)          15
    9.01      (20.7)         6,440      2.31          2.29           (0.68)         195
   11.36      (15.1)        10,553      2.21          2.16           (0.80)         154
   13.38       (8.1)        19,373      2.06          2.03           (0.71)         139
   15.01        8.6         26,983      1.96          1.96           (0.27)         133
   16.35       22.9         18,288      1.98          1.98           (0.42)         114

   11.07       15.4         27,635      1.03          1.00            0.36           15
    9.59      (19.6)        10,569      0.96          0.94            0.66          195
   11.93      (14.0)        11,918      0.91          0.87            0.52          154
   13.87       (7.0)        10,131      0.87          0.84            0.48          139
   15.36        9.8         14,377      0.96          0.96           (0.73)         133
   16.57        8.1              1      0.98          0.98            0.58          114

(e)  For the period ended June 30, 2003 (unaudited).
(f)  For the period November 18, 1998 (inception) through December 31, 1998.

                              Financial Highlights

For a share outstanding throughout each period.

                        Income (loss) from investment operations:                       Less distributions:
                -----------------------------------------------------   ------------------------------------------------------
                 Net asset
                   value,       Net        Net realized                 Dividends    Distributions
                 beginning   investment   and unrealized   Total from    from net      from net
                    of        income      gain (loss) on   investment   investment      realized     Return of       Total
                the period   (loss)(d)     investments     operations     income     capital gains    capital    distributions
                ----------   ----------   --------------   ----------   ----------   -------------   ---------   -------------

International
Equity Fund
  Class A
6/30/2003(l)      $10.04      $ 0.05          $ 0.81         $ 0.86      $   --         $   --          $--         $   --
12/31/2002         12.72       (0.08)          (2.60)         (2.68)         --             --           --             --
12/31/2001         16.62       (0.10)          (3.80)         (3.90)         --             --           --             --
12/31/2000         25.39       (0.22)          (6.90)         (7.12)      (0.17)         (1.48)          --          (1.65)
12/31/1999         14.26       (0.03)          12.31          12.28       (0.02)         (1.13)          --          (1.15)
12/31/1998         14.06        0.15            0.77           0.92       (0.44)         (0.28)          --          (0.72)
  Class B
6/30/2003(l)        9.51        0.01            0.77           0.78          --             --           --             --
12/31/2002         12.14       (0.16)          (2.47)         (2.63)         --             --           --             --
12/31/2001         15.99       (0.20)          (3.65)         (3.85)         --             --           --             --
12/31/2000         24.71       (0.37)          (6.70)         (7.07)      (0.17)         (1.48)          --          (1.65)
12/31/1999         13.98       (0.15)          12.01          11.86          --          (1.13)          --          (1.13)
12/31/1998         13.71        0.04            0.75           0.79       (0.24)         (0.28)          --          (0.52)
  Class C
6/30/2003(l)        9.49        0.01            0.76           0.77          --             --           --             --
12/31/2002         12.18       (0.16)          (2.53)         (2.69)         --             --           --             --
12/31/2001         16.05       (0.20)          (3.67)         (3.87)         --             --           --             --
12/31/2000         24.78       (0.34)          (6.74)         (7.08)      (0.17)         (1.48)          --          (1.65)
12/31/1999         14.02       (0.15)          12.04          11.89          --          (1.13)          --          (1.13)
12/31/1998         13.74        0.05            0.75           0.80       (0.24)         (0.28)          --          (0.52)
  Class Y
6/30/2003(l)       10.43        0.10            0.85           0.95          --             --           --             --
12/31/2002         13.11        0.01           (2.69)         (2.68)         --             --           --             --
12/31/2001         17.02       (0.02)          (3.89)         (3.91)         --             --           --             --
12/31/2000         25.81       (0.10)          (7.04)         (7.14)      (0.17)         (1.48)          --          (1.65)
12/31/1999         14.45        0.02           12.54          12.56       (0.07)         (1.13)          --          (1.20)
12/31/1998         14.35        0.25            0.77           1.02       (0.64)         (0.28)          --          (0.92)

Large Cap
Growth Fund*
  Class A
6/30/2003(l)      $ 8.87      $(0.02)         $ 1.09         $ 1.07      $   --         $   --          $--         $   --
12/31/2002         13.84       (0.04)          (4.93)         (4.97)         --             --           --             --
12/31/2001(k)      12.39       (0.02)           1.47           1.45          --             --           --             --
9/30/2001          21.67       (0.05)          (7.87)         (7.92)         --          (1.36)          --          (1.36)
9/30/2000          15.41       (0.13)           6.39           6.26          --             --           --             --
9/30/1999          10.32       (0.08)           5.17(h)        5.09        0.00(g)          --           --           0.00(g)
9/30/1998(i)       10.00        0.00(g)         0.32           0.32          --             --           --             --
  Class B
6/30/2003(l)        8.68       (0.05)           1.06           1.01          --             --           --             --
12/31/2002         13.62       (0.12)          (4.82)         (4.94)         --             --           --             --
12/31/2001(k)      12.22       (0.04)           1.44           1.40          --             --           --             --
9/30/2001          21.53       (0.17)          (7.78)         (7.95)         --          (1.36)          --          (1.36)
9/30/2000(j)       16.21       (0.26)           5.58           5.32          --             --           --             --

* The financial information for the periods through November 16, 2001 reflects the financial information for Kobrick Growth Fund's Class A shares and Class B shares which were reorganized into Class A shares and Class B shares of Large Cap Growth Fund, respectively, as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and had a September 30 fiscal year end.
(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e) Had certain expenses not been reduced during the period, total returns would have been lower.
(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(g)  Amount rounds to less than $0.01 per share.
(h) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) for the period ended December 31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(i)  For the period September 1, 1998 (inception) through December 31, 1998.

33               See accompanying notes to financial statements.

                                           Ratios to average net assets:
                                     -----------------------------------------
Net asset              Net assets,                 Expenses
  value,      Total       end of                after expense   Net investment   Portfolio
  end of      return   the period    Expenses    reductions      income (loss)   turnover
the period   (%) (a)     (000)        (%)(b)     (%) (b)(c)        (%) (b)       rate (%)
----------   -------   -----------   --------   -------------   --------------   ---------
  $10.90       8.6      $ 23,589      2.72          2.69             0.95            84
   10.04     (21.1)       22,232      2.34          2.32            (0.67)          125
   12.72     (23.5)       33,773      2.14          2.14            (0.74)          172
   16.62     (28.6)       54,826      1.96          1.96            (1.01)          212
   25.39      87.6(e)     67,197      2.00(f)       2.00(f)         (0.15)          229
   14.26       6.7(e)     47,444      1.91(f)       1.91(f)          1.04           105

   10.29       8.2         7,780      3.47          3.44             0.16            84
    9.51     (21.7)        8,950      3.09          3.07            (1.43)          125
   12.14     (24.1)       17,549      2.89          2.89            (1.48)          172
   15.99     (29.2)       29,013      2.71          2.71            (1.76)          212
   24.71      86.3(e)     29,045      2.75(f)       2.75(f)         (0.90)          229
   13.98       5.8(e)     19,797      2.66(f)       2.66(f)          0.29           105

   10.26       8.1         1,029      3.47          3.44             0.19            84
    9.49     (22.1)        1,195      3.09          3.07            (1.43)          125
   12.18     (24.1)        2,183      2.89          2.89            (1.50)          172
   16.05     (29.1)        5,656      2.71          2.71            (1.76)          212
   24.78      86.2(e)      1,267      2.75(f)       2.75(f)         (0.90)          229
   14.02       5.9(e)        860      2.66(f)       2.66(f)          0.29           105

   11.38       9.1         3,633      1.83          1.80             1.85            84
   10.43     (20.4)        3,330      1.60          1.58             0.07           125
   13.11     (23.0)        7,249      1.49          1.49            (0.11)          172
   17.02     (28.2)       11,940      1.39          1.39            (0.44)          212
   25.81      88.6(e)     14,441      1.55(f)       1.55(f)          0.10           229
   14.45       7.3(e)      5,552      1.31(f)       1.31(f)          1.64           105

  $ 9.94      12.1(e)   $ 11,025      1.40(f)       1.32(f)         (0.35)           31
    8.87     (35.9)(e)    11,340      1.40(f)       1.37(f)         (0.37)           44
   13.84      11.7(e)     27,873      1.40(f)       1.36(f)         (0.56)           27
   12.39     (38.5)(e)    27,668      1.40(f)       1.19(f)         (0.27)          724
   21.67      40.6(e)    103,087      1.40(f)       1.29(f)         (0.62)          826
   15.41      49.4(e)     46,827      1.40(f)       1.40(f)         (0.55)          632
   10.32       3.2(e)      1,054      1.40(f)       1.40(f)          0.32            11

    9.69      11.6(e)     12,028      2.15(f)       2.08(f)         (1.10)           31
    8.68     (36.3)(e)    11,758      2.15(f)       2.12(f)         (1.12)           44
   13.62      11.5(e)     24,087      2.15(f)       2.11(f)         (1.31)           27
   12.22     (38.9)(e)    22,811      2.15(f)       1.98(f)         (1.04)          724
   21.53      32.8(e)     35,680      2.15(f)       1.99(f)         (1.30)          826

(j)  For the period October 29, 1999 (inception) through September 30, 2000.
(k)  For the three months ended December 31, 2001.
(l)  For the six months ended June 30, 2003 (unaudited).

                              Financial Highlights

For a share outstanding throughout each period.

                                Income (loss) from investment operations:                     Less distributions:
                                -----------------------------------------   -------------------------------------------------------
                   Net asset
                     value,        Net         Net realized                   Dividends   Distributions
                   beginning    investment    and unrealized   Total from     from net      from net
                      of          income      gain (loss) on   investment    investment     realized      Return of       Total
                   the period     (loss)       investments     operations      income     capital gains    capital    distributions
                   ----------   ----------    --------------   ----------   -----------   -------------   ---------   -------------
Large Cap Growth
Fund*(continued)
      Class C
   6/30/2003(k)      $ 8.68     $(0.05)(d)       $ 1.06          $ 1.01       $   --         $   --        $   --        $   --
   12/31/2002         13.62      (0.12)(d)        (4.82)          (4.94)          --             --            --            --
   12/31/2001(k)      12.22      (0.04)(d)         1.44            1.40           --             --            --            --
   9/30/2001          21.54      (0.17)(d)        (7.79)          (7.96)          --          (1.36)           --         (1.36)
   9/30/2000(j)       16.21      (0.26)(d)         5.59            5.33           --             --            --            --
      Class Y
   6/30/2003(k)        8.97      (0.00)(d)(g)      1.09            1.09           --             --            --            --
   12/31/2002         13.93      (0.01)(d)        (4.95)          (4.96)          --             --            --            --
   12/31/2001(k)      12.46      (0.01)(d)         1.48            1.47           --             --            --            --
   9/30/2001          21.73      (0.01)(d)        (7.90)          (7.91)          --          (1.36)           --         (1.36)
   9/30/2000(j)       16.21      (0.06)(d)         5.58            5.52           --             --            --            --

Select Fund
      Class A
   6/30/2003(k)      $ 9.24     $(0.02)(d)       $ 1.12          $ 1.10       $   --         $   --        $   --        $   --
   12/31/2002(j)      10.96      (0.03)(d)        (1.69)          (1.72)          --             --            --            --
   12/31/2001         10.00      (0.01)(d)         0.97            0.96           --             --            --            --
      Class B
   6/30/2003(k)        9.12      (0.05)(d)         1.10            1.05           --             --            --            --
   12/31/2002(j)      10.90      (0.11)(d)        (1.67)          (1.78)          --             --            --            --
   12/31/2001         10.00      (0.07)(d)         0.97            0.90           --             --            --            --
      Class C
   6/30/2003(k)        9.12      (0.05)(d)         1.10            1.05           --             --            --            --
   12/31/2002(j)      10.90      (0.11)(d)        (1.67)          (1.78)          --             --            --            --
   12/31/2001         10.00      (0.07)(d)         0.97            0.90           --             --            --            --

Targeted Equity
Fund
      Class A
   6/30/2003(k)      $ 5.56     $(0.02)(d)       $ 1.10          $ 1.08       $   --         $   --        $   --        $   --
   12/31/2002          7.81      (0.06)(d)        (2.19)          (2.25)          --             --            --            --
   12/31/2001          9.36      (0.03)(d)        (1.49)          (1.52)       (0.03)            --            --         (0.03)
   12/31/2000         11.00       0.09(d)         (0.60)          (0.51)       (0.06)         (1.07)           --         (1.13)
   12/31/1999         11.36       0.02             1.57            1.59           --          (1.95)           --         (1.95)
   12/31/1998         10.41       0.08(d)          3.00            3.08        (0.10)         (1.67)        (0.36)        (2.13)
      Class B
   6/30/2003(k)        5.28      (0.04)(d)         1.03            0.99           --             --            --            --
   12/31/2002          7.47      (0.11)(d)        (2.08)          (2.19)          --             --            --            --
   12/31/2001          9.02      (0.09)(d)        (1.43)          (1.52)       (0.03)            --            --         (0.03)
   12/31/2000         10.67       0.01(d)         (0.58)          (0.57)       (0.01)         (1.07)           --         (1.08)
   12/31/1999         11.15      (0.05)            1.52            1.47           --          (1.95)           --         (1.95)
   12/31/1998         10.32       0.00(d)(g)       2.95            2.95        (0.06)         (1.67)        (0.39)        (2.12)

* The financial information for the periods through November 16, 2001 reflects the financial information for Kobrick Growth Fund's Class C shares and Class Y shares which were reorganized into Class C shares and Class Y shares of Large Cap Growth Fund, respectively, as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and had a September 30 fiscal year end.
(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e) Had certain expenses not been reduced during the period total return would have been lower.
(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(g)  Amount rounds to less than $0.01 per share.
(h)  For the six months ended June 30, 2003 (unaudited).

35                  See accompanying notes to financial statements.

                                              Ratios to average net assets:
                                       ------------------------------------------
Net asset                Net assets,                 Expenses
  value,      Total        end of                  after expense   Net investment   Portfolio
  end of     return      the period    Expenses     reductions      income (loss)    turnover
the period   (%) (a)        (000)      (%) (b)     (%) (b)(c)         (%) (b)        rate (%)
----------   ---------   -----------   ---------   -------------   --------------   ---------
$   9.69      11.6 (e)   $    1,036      2.15(f)        2.07(f)       (1.10)            31
    8.68     (36.3)(e)        1,157      2.15(f)        2.12(f)       (1.12)            44
   13.62      11.5(e)         3,007      2.15(f)        2.11(f)       (1.33)            27
   12.22     (38.9)(e)        3,419      2.15(f)        1.98(f)       (1.04)           724
   21.54      32.9(e)         6,546      2.15(f)        2.01(f)       (1.32)           826

   10.06      12.2 (e)          977      1.15(f)        1.08(f)       (0.10)            31
    8.97     (35.6)(e)          792      1.15(f)        1.12(f)       (0.12)            44
   13.93      11.8(e)         1,196      1.15(f)        1.11(f)       (0.32)            27
   12.46     (38.3)(e)        1,251      1.15(f)        0.98(f)       (0.06)           724
   21.73      34.1(e)         1,746      1.15(f)        0.95(f)       (0.28)           826

$  10.34      11.9 (e)   $   79,128      1.70(f)        1.69(f)       (0.40)            16
    9.24     (15.7)(e)       68,660      1.70(f)        1.69(f)       (0.35)            12
   10.96       9.6 (e)       45,987      1.70(f)        1.63(f)       (0.08)            10

   10.17      11.5 (e)       95,842      2.45(f)        2.44(f)       (1.15)            16
    9.12     (16.3)(e)       85,794      2.45(f)        2.44(f)       (1.10)            12
   10.90       9.0 (e)       62,671      2.45(f)        2.39(f)       (0.83)            10

   10.17      11.5 (e)      100,267      2.45(f)        2.44(f)       (1.15)            16
    9.12     (16.3)(e)       86,269      2.45(f)        2.44(f)       (1.10)            12
   10.90       9.0 (e)       34,406      2.45(f)        2.39(f)       (0.86)            10

$   6.64      19.4       $  651,687      1.65           1.56          (0.73)           135
    5.56     (28.8)         602,989      1.47           1.39          (0.86)           223
    7.81     (16.2)       1,012,161      1.38           1.35          (0.39)           243
    9.36      (4.6)       1,413,685      1.18           1.16           0.83            266
   11.00      15.2        1,871,138      1.12           1.12           0.23            206
   11.36      33.4        1,825,107      1.12           1.12           0.74            202

    6.27      18.8           49,912      2.40           2.31          (1.48)           135
    5.28     (29.3)          45,633      2.23           2.15          (1.62)           223
    7.47     (16.8)          78,744      2.13           2.10          (1.14)           243
    9.02      (5.2)         107,594      1.93           1.91           0.08            266
   10.67      14.4          135,786      1.87           1.87          (0.52)           206
   11.15      32.4           75,444      1.87           1.87          (0.01)           202

                              Financial Highlights

For a share outstanding throughout each period.

                                Income (loss) from investment operations:                     Less distributions:
                   Net asset    -----------------------------------------   -------------------------------------------------------
                     value,        Net         Net realized                   Dividends   Distributions
                   beginning    investment    and unrealized   Total from     from net       from net
                      of          income      gain (loss) on   investment    investment      realized     Return of       Total
                   the period     (loss)       investments     operations      income     capital gains    capital    distributions
                   ----------   -----------   --------------   ----------   -----------   -------------   ---------   -------------
Targeted Equity
Fund (Continued)
    Class C
  6/30/2003(h)       $ 5.27     $(0.04)(d)        $ 1.04         $ 1.00       $   --         $   --        $   --        $   --
  12/31/2002           7.47      (0.11)(d)         (2.09)         (2.20)          --             --            --            --
  12/31/2001           9.02      (0.09)(d)         (1.43)         (1.52)       (0.03)            --            --         (0.03)
  12/31/2000          10.67       0.01(d)          (0.58)         (0.57)       (0.01)         (1.07)           --         (1.08)
  12/31/1999          11.15      (0.05)             1.52           1.47           --          (1.95)           --         (1.95)
  12/31/1998(f)       11.18       0.00(d)(e)        2.09           2.09        (0.06)         (1.67)        (0.39)        (2.12)
    Class Y
  6/30/2003(h)         5.63      (0.00)(d)(e)       1.10           1.10           --             --            --           --
  12/31/2002           7.85      (0.02)(d)         (2.20)         (2.22)          --             --            --           --
  12/31/2001           9.37       0.01(d)          (1.50)         (1.49)       (0.03)            --            --         (0.03)
  12/31/2000          11.01       0.12(d)          (0.60)         (0.48)       (0.09)         (1.07)           --         (1.16)
  12/31/1999(g)       11.94       0.03              0.99           1.02           --          (1.95)           --         (1.95)

(a) A sales charge and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e)  Amount rounds to less than $0.01 per share.
(f)  For the period September 1, 1998 (inception) through December 31, 1998.
(g)  For the period June 30, 1999 (inception) through December 31, 1999.
(h)  For the six months ended June 30, 2003 (unaudited).

37               See accompanying notes to financial statements.

                                               Ratios to average net assets:
                                        -------------------------------------------
Net asset                 Net assets,                  Expenses
  value,        Total       end of                   after expense   Net investment   Portfolio
  end of       return     the period     Expenses     reductions      income (loss)    turnover
the period     (%) (a)      (000)         (%) (b)     (%) (b)(c)         (%) (b)       rate (%)
----------   ----------   -----------   ----------   -------------   --------------   ---------
  $ 6.27         19.0       $ 2,419        2.40         2.31             (1.47)          135
    5.27        (29.5)        2,187        2.23         2.15             (1.62)          223
    7.47        (16.8)        4,162        2.13         2.10             (1.14)          243
    9.02         (5.2)        5,830        1.93         1.91              0.08           266
   10.67         14.4         8,754        1.87         1.87             (0.52)          206
   11.15         22.2         2,030        1.87         1.87             (0.01)          202

    6.73         19.5         6,391        0.98         0.88             (0.05)          135
    5.63        (28.3)        5,522        0.92         0.84             (0.31)          223
    7.85        (15.9)        8,785        0.87         0.83              0.13           243
    9.37         (4.2)       12,260        0.85         0.83              1.16           266
   11.01          9.7        15,418        0.87         0.87              0.48           206

                                    NOTES TO
                              FINANCIAL STATEMENTS

                          Notes To Financial Statements

For the Six Months Ended June 30, 2003 (unaudited)

1. Organization. CDC Nvest Funds Trust I, CDC Nvest Funds Trust II and CDC Nvest Funds Trust III (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the equity funds of the Trusts, the financial statements of the other Funds of the Trusts are presented in separate reports. The following table provides a list of the Funds included in this report.

CDC Nvest Funds Trust I:
CDC Nvest Capital Growth Fund (the "Capital Growth Fund")
CDC Nvest International Equity Fund (the "International Equity Fund") CDC Nvest Large Cap Growth Fund (the "Large Cap Growth Fund")
CDC Nvest Targeted Equity Fund (the "Targeted Equity Fund")

CDC Nvest Funds Trust II:
CDC Nvest Growth and Income Fund (the "Growth and Income Fund")

CDC Nvest Funds Trust III:
CDC Nvest Select Fund (the "Select Fund")

Each Fund offers Class A, Class B, and Class C shares. Growth and Income Fund, International Equity Fund, Large Cap Growth Fund and Targeted Equity Fund also offer Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service which has been authorized by the Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Effective April 14, 2003, securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when recovery of such taxes is uncertain. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

For the Six Months Ended June 30, 2003 (unaudited)

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

d. Forward Foreign Currency Contracts. The International Equity Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, non-deductible expenses, foreign currency transactions and gains realized from passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

g. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each Fund's subadviser (adviser for the Targeted Equity Fund) is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

3. Purchases and Sales of Securities. For the six months ended June 30, 2003, purchases and sales of securities (excluding U.S. Government/Agency securities and short-term investments) were as follows:

   Fund                      Purchases         Sales
-------------------------   ------------   ------------
Capital Growth Fund         $ 23,884,590   $ 31,801,721
Growth and Income Fund        31,643,651     44,356,467
International Equity Fund     27,545,769     30,194,293
Large Cap Growth Fund          7,447,849      9,736,378
Select Fund                   36,659,181     38,478,550
Targeted Equity Fund         895,941,461    960,054,354

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Funds except the Targeted Equity Fund. Capital Growth Management Limited Partnership ("CGM") is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

For the Six Months Ended June 30, 2003 (unaudited)

                                            Percentage of Average Daily Net Assets
                            --------------------------------------------------------------------
                                First          Next           Next          Next         Over
           Fund             $200 million   $300 million   $500 million   $1 billion   $2 billion
-------------------------   ------------   ------------   ------------   ----------   ----------
Capital Growth Fund            0.750%         0.700%         0.650%        0.650%       0.650%
Growth and Income Fund         0.700%         0.650%         0.600%        0.600%       0.600%
International Equity Fund      0.900%         0.850%         0.800%        0.800%       0.800%
Large Cap Growth Fund          0.900%         0.900%         0.900%        0.900%       0.900%
Select Fund                    1.000%         1.000%         1.000%        0.950%       0.950%
Targeted Equity Fund           0.750%         0.700%         0.650%        0.650%       0.600%

For the six months ended June 30, 2003, the management fees and waivers for each Fund were as follows:

                                                                   Percentage of Average
                               Gross     Waiver of       Net         Daily Net Assets*
                            Management   Management   Management   ---------------------
           Fund                Fee          Fee          Fee          Gross     Net
-------------------------   ----------   ----------   ----------      ------   ------
Capital Growth Fund         $  277,716           --   $  277,716      0.750%   0.750%
Growth and Income Fund         749,205           --      749,205      0.696%   0.696%
International Equity Fund      156,799           --      156,799      0.900%   0.900%
Large Cap Growth Fund          108,397       66,291       42,106      0.900%   0.350%
Select Fund                  1,218,219           --    1,218,219      1.000%   1.000%
Targeted Equity Fund         2,305,817           --    2,305,817      0.703%   0.703%

* Annualized

CDC IXIS Advisers has entered into subadvisory agreements for each Fund listed below. Payments to CDC IXIS Advisers are reduced by payments to the subadvisers.

Capital Growth Fund         Westpeak Global Advisors, L.P.
Growth and Income Fund      Harris Associates L.P.
International Equity Fund   Loomis, Sayles &  Company, L.P.
Large Cap Growth Fund       Vaughan, Nelson, Scarborough
                              & McCullough, L.P.
Select Fund                 Harris Associates L.P.

CDC IXIS Advisers and each of the subadvisers are wholly-owned subsidiaries of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"), CGM is a 50% owned subsidiary of CDC IXIS Asset Management North America, L.P. Certain officers and directors of CDC IXIS Advisers and Loomis Sayles are also officers or Trustees of the Funds.

Broker commissions paid to affiliated broker/dealers by the Funds were as follows:

    Fund                   Commission
-----------                ----------
Select Fund                  $5,600

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Funds and has subcontracted with Investors Bank & Trust Company ("IBT"), to serve as subadministrator. Pursuant to an agreement among the Trusts, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

               (1)  Percentage of Eligible Average Daily Net Assets

                      First         Next         Over
                    $5 billion   $5 billion   $10  billion
                    ----------   ----------   ------------
                      0.0600%      0.0500%      0.0450%

               or

               (2) Each Fund's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $3.4 million.

For the six months ended June 30, 2003, fees paid to CIS for accounting and administrative expense were as follows:

                              Accounting
                                  And        Percentage of Average
           Fund             Administrative     Daily Net Assets*
-------------------------   --------------   ---------------------
Capital Growth Fund            $ 30,325            0.082%
Growth and Income Fund           87,904            0.082%
International Equity Fund        14,224            0.082%
Large Cap Growth Fund          $  9,816            0.082%
Select Fund                     100,255            0.082%
Targeted Equity Fund            267,299            0.081%

*Annualized

For the Six Months Ended June 30, 2003 (unaudited)

c. Transfer Agent Fees. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Classes A, B and C pay service fees monthly representing the higher amount based on the following calculations:

     (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in equity funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

             First          Next          Over
           $5 billion     $5 billion   $10.7 billion
           ----------     ----------   -------------
             0.184%         0.180%        0.175%

          Each Class of shares is subject to an annual class minimum of $18,000.

     or

     (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $9.8 million.

In addition, pursuant to other servicing agreements, Classes A, B and C pay service fees to other firms that provide similar services for their own shareholder accounts.

Class Y shareholders pay service fees monthly at an annual rate of 0.10% of their average daily net assets.

CIS and BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the six months ended June 30, 2003, amounts paid to CIS as compensation for its services as transfer agent were as follows:

           Fund             Transfer Agent Fee
-------------------------   ------------------
Capital Growth Fund             $  170,865
Growth and Income Fund             436,998
International Equity Fund           69,054
Large Cap Growth Fund               52,445
Select Fund                        353,044
Targeted Equity Fund             1,431,154

Effective July 1, 2003, the annual aggregate minimum fee changed to $8.1 million.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS North America), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.
Also under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the six months ended June 30, 2003, the Funds paid the following service and distribution fees:

                                      Service Fee              Distribution Fee
                            ------------------------------   -------------------
Fund                        Class A    Class B     Class C    Class B   Class C
-------------------------   --------   --------   --------   --------   --------
Capital Growth Fund         $ 71,878   $ 19,623   $  1,071   $ 58,869   $  3,212
Growth and Income Fund       161,260     85,465      8,625    256,393     25,875
International Equity Fund     28,080      9,924      1,376     29,773      4,129
Large Cap Growth Fund         13,468     14,315      1,272     42,944      3,814
Select Fund                   86,813    107,512    110,230    322,536    330,688
Targeted Equity Fund         753,315     56,996      2,682    170,988      8,047

For the Six Months Ended June 30, 2003 (unaudited)

Prior to September 13, 1993 for Capital Growth Fund and International Equity Fund and June 1, 1993 for Targeted Equity Fund, to the extent that reimbursable expenses of CDC IXIS Distributors in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. Unreimbursed expenses carried forward at December 31, 2002 are as follows:

          Fund
-------------------------
Capital Growth Fund         $  563,284
International Equity Fund      514,256
Targeted Equity Fund         2,030,882

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the six months ended June 30, 2003 were as follows:

          Fund
-------------------------
Capital Growth Fund         $ 56,019
Growth and Income Fund       211,389
International Equity Fund     41,038
Large Cap Growth Fund         32,968
Select Fund                  422,448
Targeted Equity Fund         232,830

e. Trustees Fees and Expenses.

Effective June 10, 2003, the Board of Trustees approved the unification of the CDC Nvest Funds Board of Trustees with the Loomis Sayles Funds I and Loomis Sayles Funds II Boards of Trustees. The result is a combined Board of Trustees comprised of CDC Nvest Funds Trustees and Loomis Sayles Trustees that will jointly govern CDC Nvest Funds Trusts I, II, III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust and AEW Real Estate Income Fund (the "CDC Nvest Funds") and Loomis Sayles Funds I and Loomis Sayles Funds II (the "Loomis Sayles Funds").

The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $7,000 while each committee chairman receives a retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional Board and committee meeting, in excess of four meetings per year, at the rate of $4,500 and $1,750, respectively. These fees are allocated to the various CDC Nvest Funds and Loomis Sayles Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other CDC Nvest Funds or Loomis Sayles Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

f. Publishing Services. CIS performs certain desktop publishing services for the Funds. Fees for these services are presented in the statements of operations as shareholder reporting. For the six months ended June 30, 2003, amounts paid to CIS as compensation for these services were as follows:

                             Publishing
         Fund               Services Fee
-------------------------   ------------
Capital Growth Fund            $554
Growth and Income Fund          554
International Equity Fund       554
Large Cap Growth Fund           591
Select Fund                     554
Targeted Equity Fund            554

For the Six Months Ended June 30, 2003 (unaudited)

5. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                                      Capital Growth Fund
                                                                      --------------------------------------------------
                                                                         Six Months Ended
                                                                          June 30, 2003               Year Ended
                                                                           (unaudited)             December 31, 2002
                                                                      ----------------------   -------------------------
                                                                       Shares      Amount        Shares        Amount
                                                                      --------   -----------   ----------   ------------
Class A:
   Shares sold ....................................................    181,266   $ 1,607,738      761,322   $  8,210,459
   Shares issued - merger .........................................         --            --           --             --
                                                                      --------   -----------   ----------   ------------
                                                                       181,266     1,607,738      761,322      8,210,459
   Shares repurchased .............................................   (786,114)   (6,942,030)  (2,161,141)   (22,158,435)
                                                                      --------   -----------   ----------   ------------
   Net increase (decrease) ........................................   (604,848)  $(5,334,292)  (1,399,819)  $(13,947,976)
                                                                      --------   -----------   ----------   ------------

Class B:
   Shares sold ....................................................    121,089   $   951,785      237,784   $  2,165,602
   Shares issued - merger .........................................         --            --           --             --
                                                                      --------   -----------   ----------   ------------
                                                                       121,089       951,785      237,784      2,165,602
Shares repurchased ................................................   (362,535)   (2,821,251)  (1,425,706)   (13,198,190)
                                                                      --------   -----------   ----------   ------------
Net increase (decrease) ...........................................   (241,446)  $(1,869,466)  (1,187,922)  $(11,032,588)
                                                                      --------   -----------   ----------   ------------

Class C:
   Shares sold ....................................................     14,497   $   113,193       19,550   $    183,007
   Shares issued - merger .........................................         --            --           --             --
                                                                      --------   -----------   ----------   ------------
                                                                        14,497       113,193       19,550        183,007
   Shares repurchased .............................................    (18,182)     (142,779)     (72,021)      (637,881)
                                                                      --------   -----------   ----------   ------------
   Net increase (decrease) ........................................     (3,685)  $   (29,586)     (52,471)  $   (454,874)
                                                                      --------   -----------   ----------   ------------

Class Y:
   Shares sold ....................................................         --   $        --           --   $         --
   Shares issued - merger .........................................         --            --           --             --
                                                                      --------   -----------   ----------   ------------
                                                                            --            --           --             --
   Shares repurchased .............................................         --            --           --             --
                                                                      --------   -----------   ----------   ------------
   Net increase (decrease) ........................................         --   $        --           --   $         --
                                                                      --------   -----------   ----------   ------------
   Increase (decrease) derived from capital shares transactions ...   (849,979)  $(7,233,344)  (2,640,212)  $(25,435,438)
                                                                      ========   ===========   ==========   ============

                Growth and Income Fund                                  International Equity Fund
-----------------------------------------------------   ----------------------------------------------------
     Six Months Ended                                       Six Months Ended
      June 30, 2003                 Year Ended                June 30, 2003               Year Ended
       (unaudited)               December 31, 2002             (unaudited)             December 31, 2002
-------------------------   -------------------------   ------------------------   -------------------------
  Shares        Amount        Shares        Amount        Shares        Amount       Shares        Amount
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
   832,568   $  8,513,025      945,632   $ 10,205,721    3,599,021   $35,877,234    2,754,333   $ 29,936,420
 5,074,156     54,768,963           --             --           --            --           --             --
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
 5,906,724     63,281,988      945,632     10,205,721    3,599,021    35,877,234    2,754,333     29,936,420
(1,601,712)   (15,602,263)  (4,978,487)   (52,521,283)  (3,647,946)  (36,652,973)  (3,196,260)   (35,287,699)
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
 4,305,012   $ 47,679,725   (4,032,855)  $(42,315,562)     (48,925)  $  (775,739)    (441,927)  $ (5,351,279)
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------

   428,335   $  5,429,495      601,736   $  6,071,959       28,085   $   266,637       82,990   $    907,560
 1,412,967     14,552,145           --             --           --            --           --             --
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
 1,841,302     19,981,640      601,736      6,071,959       28,085       266,637       82,990        907,560
(1,187,109)   (12,071,019)  (3,266,561)   (33,165,088)    (213,003)   (1,994,900)    (587,425)    (6,411,587)
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
   654,193   $  7,910,621   (2,664,825)  $(27,093,129)    (184,918)  $(1,728,263)    (504,435)  $ (5,504,027)
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------

   210,243   $  2,064,048       96,568   $    935,777        2,664   $    25,356      322,458   $  3,276,144
   101,458      1,043,494           --             --           --            --           --             --
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
   311,701      3,107,542       96,568        935,777        2,664        25,356      322,458      3,276,144
   (91,527)      (948,256)    (310,868)    (3,192,896)     (28,323)     (274,102)    (375,769)    (3,937,764)
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
   220,174   $  2,159,286     (214,300)  $ (2,257,119)     (25,659)  $  (248,746)     (53,311)  $   (661,620)
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------

    30,713   $    296,480      331,631   $  3,818,587           --   $        --       18,164   $    231,399
 1,419,921     15,668,839           --             --           --            --           --             --
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
 1,450,634     15,965,319      331,631      3,818,587           --            --       18,164        231,399
   (55,302)      (565,416)    (228,979)    (2,533,494)          --            --     (251,729)    (3,235,184)
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
 1,395,332   $ 15,399,903      102,652   $  1,285,093           --   $        --     (233,565)  $ (3,003,785)
----------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
 6,574,711   $ 73,149,535   (6,809,328)  $(70,380,717)    (259,502)  $(2,752,748)  (1,233,238)  $(14,520,711)
==========   ============   ==========   ============   ==========   ===========   ==========   ============

For the Six Months Ended June 30, 2003

                                                                                     Large Cap Growth Fund
                                                                      --------------------------------------------------
                                                                         Six Months Ended
                                                                          June 30, 2003               Year Ended
                                                                           (unaudited)             December 31, 2002
                                                                      ----------------------   -------------------------
                                                                       Shares       Amount       Shares        Amount
                                                                      --------   -----------   ----------   ------------
Class A
   Shares sold ....................................................     76,708   $   702,570      202,098   $  2,343,505
   Shares repurchased .............................................   (246,289)   (2,243,053)    (936,669)   (10,274,458)
                                                                      --------   -----------   ----------   ------------
   Net increase (decrease) ........................................   (169,581)  $(1,540,483)    (734,571)  $ (7,930,953)
                                                                      --------   -----------   ----------   ------------

Class B
   Shares sold ....................................................     74,435   $   669,241      131,877   $  1,421,109
   Shares repurchased .............................................   (187,969)   (1,657,599)    (545,262)    (5,619,744)
                                                                      --------   -----------   ----------   ------------
   Net increase (decrease) ........................................   (113,534)  $  (988,358)    (413,385)  $ (4,198,635)
                                                                      --------   -----------   ----------   ------------

Class C
   Shares sold ....................................................      2,961   $    26,527       16,263   $    176,036
   Shares repurchased .............................................    (29,307)     (256,400)    (103,754)    (1,097,229)
                                                                      --------   -----------   ----------   ------------
   Net increase (decrease) ........................................    (26,346)  $  (229,873)     (87,491)  $   (921,193)
                                                                      --------   -----------   ----------   ------------

Class Y
   Shares sold ....................................................     20,846   $   191,813       24,593   $    275,632
   Shares repurchased .............................................    (12,111)     (109,199)     (22,048)      (266,349)
                                                                      --------   -----------   ----------   ------------
   Net increase (decrease) ........................................      8,735   $    82,614        2,545   $      9,283
                                                                      --------   -----------   ----------   ------------
   Increase (decrease) derived from capital shares transactions ...   (300,726)  $(2,676,100)  (1,232,902)  $(13,041,498)
                                                                      ========   ===========   ==========   ============

                    Select Fund                                         Targeted Equity Fund
-----------------------------------------------------   --------------------------------------------------------
    Six Months Ended                                       Six Months Ended
     June 30, 2003               Year Ended                  June 30, 2003                  Year Ended
      (unaudited)             December 31, 2002               (unaudited)                December 31, 2002
-------------------------   -------------------------   --------------------------   ---------------------------
  Shares        Amount        Shares        Amount         Shares        Amount         Shares         Amount
----------   ------------   ----------   ------------   -----------   ------------   -----------   -------------
 1,238,200   $ 11,705,826    5,396,731   $ 55,604,458     1,655,112   $  9,685,537     2,888,014   $  20,668,849
(1,016,023)    (9,400,378)  (2,164,581)   (21,141,953)  (11,795,900)   (68,541,790)  (24,057,649)   (169,752,395)
----------   ------------   ----------   ------------   -----------   ------------   -----------   -------------
   222,177   $  2,305,448    3,232,150   $ 34,462,505   (10,140,788)  $(58,856,253)  (21,169,635)  $(149,083,546)
----------   ------------   ----------   ------------   -----------   ------------   -----------   -------------

   994,127   $  9,231,828    5,734,108   $ 59,212,895       405,821   $  2,296,477       808,645   $   5,457,636
  (974,847)    (8,845,029)  (2,077,257)   (19,685,531)   (1,091,726)    (5,992,811)   (2,703,038)    (18,188,643)
----------   ------------   ----------   ------------   -----------   ------------   -----------   -------------
    19,280   $    386,799    3,656,851   $ 39,527,364      (685,905)  $ (3,696,334)   (1,894,393)  $ (12,731,007)
----------   ------------   ----------   ------------   -----------   ------------   -----------   -------------

 1,490,460   $ 13,879,247    7,600,954   $ 78,413,530        26,505   $    158,512        42,117   $     286,122
(1,088,184)   (10,021,930)  (1,299,396)   (12,288,042)      (55,082)      (293,390)     (184,345)     (1,163,741)
----------   ------------   ----------   ------------   -----------   ------------   -----------   -------------
   402,276   $  3,857,317    6,301,558   $ 66,125,488       (28,577)  $   (134,878)     (142,228)  $    (877,619)
----------   ------------   ----------   ------------   -----------   ------------   -----------   -------------

        --   $         --           --   $         --        46,822   $    283,423        72,523   $     518,150
        --             --           --             --       (79,083)      (457,097)     (209,324)     (1,536,133)
----------   ------------   ----------   ------------   -----------   ------------   -----------   -------------
        --   $         --           --   $         --       (32,261)  $   (173,674)     (136,801)  $  (1,017,983)
----------   ------------   ----------   ------------   -----------   ------------   -----------   -------------
   643,733   $  6,549,564   13,190,559   $140,115,357   (10,887,531)  $(62,861,139)  (23,343,057)  $(163,710,155)
==========   ============   ==========   ============   ===========   ============   ===========   =============

6. Line of Credit. The Funds that comprise the CDC Nvest Funds Trusts participate in a $50,000,000 committed line of credit provided by IBT. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.10% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the six months ended June 30, 2003.

7. Security Lending. Each Fund has entered into an agreement with IBT, as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at June 30, 2003, is as follows:

                           Market Value of    Value of Collateral
        Fund             Securities on Loan        Received
----------------------   ------------------   -------------------
Capital Growth Fund         $  1,931,626         $  2,020,700
Growth and Income Fund        20,758,176           21,658,725
International Equity           2,799,226            2,947,932
Large Cap Growth Fund          1,710,203            1,768,890
Select Fund                   28,166,646           29,708,515
Targeted Equity Fund         105,092,606          107,614,296

8. Expense Reductions and Contingent Expense Obligations. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as a reduction of expenses in the statements of operations. For the six months ended June 30, 2003, expenses were reduced under these agreements as follows:

         Fund               Reductions
-------------------------   ----------
Capital Growth Fund          $ 11,466
Growth and Income Fund         26,603
International Equity Fund       5,553
Large Cap Growth Fund           9,140
Select Fund                    13,930
Targeted Equity Fund          319,999

CDC IXIS Advisers has given binding undertakings to certain Funds to defer its management fees and, if necessary, bear certain expenses associated with these Funds to limit their operating expenses. For the six months ended June 30, 2003, and in addition to the waiver of management fees as discussed in note 4, certain class level expenses have been reimbursed as follows: Growth and Income Fund $61,423; Large Cap Growth Fund $104,494; and Select Fund $287,310. These undertakings are in effect until the dates indicated below and will be reevaluated on an annual basis. The expense limitation for Growth and Income Fund began June 1, 2003.

If in the following fiscal year the actual operating expenses of a Fund that previously received a deferral or reimbursement are less than the expense limit for that Fund, the Fund is required to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At June 30, 2003, the expense limits as a percentage of average daily net assets and amounts subject to possible reimbursement under the expense limitation agreements were as follows:

                             Expense Limit as a Percentage
                              of Average Daily Net Assets                         Expenses Subject
                         -------------------------------------     Expiration        to Possible
       Fund              Class A   Class B   Class C   Class Y      of Waiver       Reimbursement
----------------------   -------   -------   -------   -------   --------------   ----------------
Growth and Income Fund    1.30%     2.05%     2.05%     1.05%    April 30, 2004       $ 61,421
Large Cap Growth Fund     1.40%     2.15%     2.15%     1.15%    April 30, 2004        586,369
Select Fund               1.70%     2.45%     2.45%       --%    April 30, 2004        495,448

9. Concentration of Risk. International Equity Fund had the following geographic concentrations in excess of 10% of its total net assets at June 30, 2003: United Kingdom 23.1% and Japan 16.8%. The Fund pursues its objectives by investing in foreign securities. There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

Select Fund is a non-diversified Fund. Compared with diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular company. Therefore, the Fund's returns could be significantly affected by the performance of any one of the small number of stocks in its portfolio.

10. Acquisition of Assets. After the close of business on June 27, 2003, Growth and Income Fund acquired all the assets and liabilities of CDC Nvest Balanced Fund ("Balanced Fund"), pursuant to a plan of reorganization approved by its shareholders on June 17, 2003. The acquisition was accomplished by a tax-free exchange of 5,074,156 Class A shares of Growth and Income Fund for 6,129,454 shares of Balanced Fund Class A, 1,412,967 Class B shares of Growth and Income Fund for 1,623,926 shares of Balanced Fund Class B, 101,458 Class C shares of Growth and Income Fund for 116,986 shares of Balanced Fund Class C and 1,419,921 Class Y shares of Growth and Income Fund for 1,771,498 shares of Balanced Fund Class Y. Balanced Fund net assets at that date $86,033,441, including $6,680,807 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $236,323,033. The combined net assets of the Fund immediately following the acquisition were $322,356,474.

                                     Notes

                                     Notes

                                     Notes

[LOGO] CDC Nvest Funds(SM)

CDC IXIS Asset Management Distributors

[GRAPHIC]

Income Funds
Semiannual Report
June 30, 2003

CDC Nvest Bond Income Fund
Loomis, Sayles & Company

CDC Nvest Government Securities Fund
Loomis, Sayles & Company

CDC Nvest High Income Fund
Loomis, Sayles & Company

CDC Nvest Limited Term U.S. Government Fund
Loomis, Sayles & Company

CDC Nvest Strategic Income Fund
Loomis, Sayles & Company

                                TABLE OF CONTENTS

Management Discussion and Performance ..................................  Page 1

Risks of the CDC Nvest Income Funds .................................... Page 11

Schedule of Investments ................................................ Page 12

Financial Statements ................................................... Page 27

                           CDC Nvest Bond Income Fund

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks a high level of current income consistent with what the fund considers reasonable risk.
--------------------------------------------------------------------------------

Strategy:

Invests primarily in quality corporate and U.S. government bonds and some foreign bonds
--------------------------------------------------------------------------------

Inception Date:

November 7, 1973
--------------------------------------------------------------------------------

Managers:

Peter W. Palfrey
Richard G. Raczkowski
Loomis, Sayles & Company, L.P.
--------------------------------------------------------------------------------

Symbols:

Class A   NEFRX
Class B   NERBX
Class C   NECRX
Class Y   NERYX
--------------------------------------------------------------------------------

Net Asset Value
Per Share:
(June 30, 2003)

Class A   $11.71
Class B    11.70
Class C    11.71
Class Y    11.76

                                                           Management Discussion
--------------------------------------------------------------------------------

Extremely low yields on the highest-quality short-term investments and a slight improvement in the U.S. economy encouraged investors to seek higher yields. This created a positive environment for corporate bonds and CDC Nvest Bond Income Fund for the first half of 2003.

For the six months ended June 30, 2003, the total return on the fund's Class A shares at net asset value was 6.07%, including $0.25 per share in reinvested dividends. The fund's benchmark, Lehman Brothers Aggregate Bond Index, returned 3.93% for the same period, and the average return on the funds in Morningstar's Intermediate Bond fund category was 4.56%. The fund's 30-day SEC yield at the end of June, 2003 was 3.30%.

Longer-term corporate bonds produced strong results

With the U.S. economy showing signs of bottoming, and with little immediate impact from the war, investors began to gravitate toward corporate bonds. To take advantage of this shift, we increased exposure to corporate issues in various rating categories, including high-yield bonds. We reduced Treasury holdings but maintained exposure to mortgage-backed issues for their yields and high quality.

Relative to the fund's benchmark, we put slightly greater emphasis on BBB and BB-rated corporate securities. Companies with weaker credit quality must pay higher interest rates to attract investors. Recently, many companies' finances have been growing stronger, while investors seem to have become more willing to accept higher risk, intensifying demand and driving up prices for corporate bonds. On June 30, investment-grade corporate bonds made up about 38% of the fund's net assets, and high-yield issues about 9%.

Positive contributors included Ford Motor, whose bonds rebounded as the company's earnings were better than expected. Bonds of Delhaize America, which owns the Food Lion and Kash n' Karry supermarket chains, also rose as results improved faster than the industry as a whole. We exchanged intermediate-term bonds of Sprint Capital Corp. for the company's longer-term obligations, seeking higher returns. An improved assessment by Moody's Investor Services plus investor demand pushed Sprint's valuation higher.

Changing currency valuations were also positive

As the U.S. dollar declined relative to major foreign currencies, the fund's foreign bonds contributed both income and capital appreciation. The U.S. dollar's weakness stems from concerns over low interest rates and sluggish economic growth, as well as the burgeoning federal budget deficit and increases in the trade deficit. At the end of June, non-dollar obligations represented about 5% of the portfolio.

Chemical companies, short-term and mortgage-backed issues lagged

IMC Global, a major supplier of fertilizer and feed supplements, experienced weak global demand and high prices for natural gas, an essential raw material. These pressures caused the price of its bonds to decline. Low-yields on short-term holdings were also a modest negative, but the fund had few holdings in that category. The fund's allocation to mortgage securities, which did not perform as well as the broad market, was less than its benchmark, and this was a positive during the period. As interest rates fell, a record number of mortgages were refinanced and securities backed by older, high-rate mortgages underperformed.

Fund positioned for possible recovery

We are positioning the fund to benefit from somewhat faster economic growth later this year and into 2004, when we expect low interest rates and tax cuts to have a positive impact. Under that scenario, we believe interest rates should rise. Intermediate-term, higher-quality bonds may be the first to feel pressure if rates rise. Therefore we are reducing the most interest-sensitive sectors - government and higher-quality corporate issues with maturities in the three- to ten-year range - in favor of higher-yielding issues and longer maturity corporate bonds with improving fundamentals.

                           CDC Nvest Bond Income Fund

                                        Investment Results through June 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Bond Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                       June 30, 1993 through June 30, 2003

                                               Lehman            Lehman
                                              Aggregate            US
            Class A @        Class A             Bond            Credit
             N.A.V/1/      @ M.S.C./2/         Index/3/         Index/4/
            Cumulative     Cumulative          Monthly         Cumulative
              Value           Value          Performance         Value
            ----------      ----------        -----------      ----------
6/30/1993    10,000            9,550             10,000          10,000
             10,080            9,627             10,057          10,072
             10,282            9,819             10,233          10,323
             10,287            9,824             10,261          10,347
             10,356            9,890             10,299          10,400
             10,245            9,784             10,212          10,272
             10,325            9,861             10,267          10,332
             10,486           10,015             10,406          10,533
             10,256            9,795             10,225          10,284
              9,983            9,533              9,973           9,968
              9,879            9,435              9,893           9,872
              9,827            9,385              9,892           9,836
6/30/1994     9,767            9,327              9,870           9,812
              9,950            9,502             10,066          10,060
             10,003            9,553             10,078          10,071
              9,897            9,452              9,930           9,883
              9,870            9,426              9,921           9,861
              9,843            9,400              9,899           9,845
              9,894            9,449              9,968           9,926
             10,061            9,608             10,165          10,136
             10,392            9,925             10,407          10,429
             10,395            9,927             10,470          10,514
             10,600           10,123             10,617          10,691
             11,067           10,569             11,027          11,195
6/30/1995    11,165           10,663             11,108          11,296
             11,105           10,606             11,083          11,246
             11,303           10,794             11,217          11,427
             11,444           10,929             11,326          11,563
             11,596           11,074             11,474          11,713
             11,778           11,248             11,646          11,937
             11,949           11,411             11,809          12,134
             11,999           11,459             11,887          12,212
             11,739           11,211             11,681          11,922
             11,680           11,155             11,600          11,821
             11,582           11,061             11,534          11,723
             11,572           11,051             11,511          11,702
6/30/1996    11,741           11,213             11,666          11,874
             11,771           11,241             11,697          11,897
             11,771           11,241             11,678          11,860
             12,045           11,503             11,881          12,111
             12,350           11,794             12,145          12,442
             12,647           12,078             12,353          12,708
             12,500           11,938             12,238          12,532
             12,570           12,004             12,275          12,550
             12,649           12,080             12,306          12,603
             12,460           11,899             12,169          12,407
             12,597           12,030             12,352          12,595
             12,767           12,192             12,468          12,737
6/30/1997    12,991           12,406             12,616          12,917
             13,514           12,906             12,957          13,390
             13,284           12,686             12,846          13,193
             13,548           12,938             13,035          13,423
             13,676           13,061             13,225          13,593
             13,739           13,121             13,285          13,670
             13,881           13,257             13,419          13,815
             14,066           13,433             13,591          13,979
             14,111           13,476             13,581          13,974
             14,198           13,560             13,628          14,026
             14,263           13,622             13,699          14,115
             14,409           13,760             13,829          14,282
6/30/1998    14,462           13,812             13,946          14,388
             14,424           13,775             13,976          14,374
             14,281           13,639             14,203          14,441
             14,833           14,166             14,536          14,909
             14,677           14,016             14,459          14,679
             14,969           14,295             14,541          14,956
             14,992           14,317             14,585          14,999
             15,154           14,472             14,689          15,148
             14,847           14,179             14,433          14,788
             15,052           14,375             14,513          14,893
             15,171           14,489             14,559          14,936
             14,841           14,174             14,431          14,737
6/30/1999    14,746           14,083             14,385          14,660
             14,688           14,027             14,324          14,579
             14,630           13,971             14,317          14,543
             14,877           14,208             14,483          14,701
             14,912           14,241             14,536          14,769
             14,934           14,262             14,535          14,784
             14,941           14,268             14,465          14,706
             14,878           14,209             14,418          14,654
             15,046           14,369             14,592          14,790
             15,252           14,566             14,784          14,916
             14,971           14,297             14,742          14,785
             14,861           14,192             14,735          14,730
6/30/2000    15,311           14,622             15,042          15,100
             15,401           14,708             15,178          15,283
             15,599           14,897             15,398          15,482
             15,623           14,920             15,495          15,563
             15,534           14,835             15,598          15,579
             15,681           14,975             15,853          15,780
             16,045           15,323             16,147          16,087
             16,443           15,704             16,411          16,527
             16,606           15,859             16,554          16,671
             16,627           15,878             16,637          16,774
             16,533           15,789             16,568          16,714
             16,638           15,889             16,668          16,867
6/30/2001    16,642           15,893             16,731          16,953
             17,063           16,295             17,105          17,395
             17,252           16,476             17,301          17,629
             17,181           16,407             17,502          17,603
             17,519           16,730             17,868          18,039
             17,403           16,619             17,622          17,883
             17,208           16,434             17,510          17,760
             17,169           16,397             17,652          17,910
             17,103           16,333             17,823          18,045
             16,916           16,154             17,527          17,712
             17,074           16,306             17,866          17,959
             17,217           16,443             18,018          18,197
6/30/2002    16,803           16,047             18,174          18,226
             16,608           15,861             18,393          18,217
             16,987           16,222             18,704          18,689
             17,043           16,276             19,007          19,044
             16,947           16,184             18,920          18,823
             17,269           16,492             18,915          19,067
             17,697           16,901             19,306          19,629
             17,796           16,995             19,322          19,693
             18,053           17,241             19,590          20,087
             18,105           17,290             19,575          20,101
             18,376           17,549             19,736          20,473
             18,741           17,898             20,104          21,119
6/30/2003    18,771           17,926             20,064          21,067

                                   Average Annual Total Returns -- June 30, 2003
--------------------------------------------------------------------------------

                                                                                  Since
                                        6 Months   1 Year   5 Years   10 Years   Inception
                                        --------   ------   -------   --------   ---------
Class A (Inception 11/7/73)

Net Asset Value/1/                        6.07%    11.71%     5.35%     6.50%        --
With Maximum Sales Charge/2/              1.31      6.67      4.39      6.01         --

Class B (Inception 9/13/93)

Net Asset Value/1/                        5.63     10.87      4.57        --       5.44%
With CDSC/5/                              0.63      5.87      4.25        --       5.44

Class C (Inception 12/30/94)

Net Asset Value/1/                        5.63     10.86      4.56        --       6.85
With Maximum Sales Charge and CDSC/5/     3.62      8.77      4.35        --       6.73

Class Y (Inception 12/30/94)

Net Asset Value/1/                        6.29     12.26      5.77        --       8.12
------------------------------------------------------------------------------------------

                                                                                        Since           Since
                                                                                       Class B       Class C & Y
Comparative Performance                     6 Months   1 Year   5 Years   10 Years   Inception/8/   Inception/8/
-----------------------                     --------   ------   -------   --------   ------------   ------------
Lehman Aggregate Bond Index/3/                3.93%    10.40%    7.55%      7.21%        7.12%          8.58%
Lehman U.S. Credit Index/4/                   7.32     15.59     7.93       7.73         7.56           9.26
Morningstar Int. Bond Fund Average/6/         4.56     10.11     6.31       6.38         6.19           7.59
Lipper Int. Investment Grade Debt Avg./7/     4.31      9.99     6.48       6.42         6.27           7.62

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                   Portfolio as of June 30, 2003
--------------------------------------------------------------------------------

CREDIT QUALITY

[CHART APPEARS HERE]

Aaa                      52.5%
Aa                        0.8%
A                        11.9%
Baa                      23.2%
Ba                        7.5%
B                         1.4%
Caa and not Rated         2.7%

Credit quality is based on bond ratings from Moody's Investors Service

EFFECTIVE MATURITY

[CHART APPEARS HERE]

less than 1 year          2.5%
1-5 years                61.2%
5-10 years               25.0%
10+ years                11.3%

Average Effective Maturity: 5.9 years

See page 11 for information on the possible risks associated with an investment in this fund.

Notes to Charts

/1/  Does not include a sales charge.

/2/  Includes the maximum sales charge of 4.50%.

/3/ Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.

/4/ Lehman Brothers U.S. Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

/5/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.

/6/ Morningstar Intermediate Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

/7/ Lipper Intermediate Investment Grade Debt Funds Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Lipper Inc.

/8/ The since-inception comparative performance figures shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94; Class Y from 12/31/94.

                      CDC Nvest Government Securities Fund

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks a high level of current income consistent with preservation of principal
--------------------------------------------------------------------------------

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government or its agencies
--------------------------------------------------------------------------------

Inception Date:

September 16, 1985
--------------------------------------------------------------------------------

Managers:

John Hyll
Clifton V. Rowe
Loomis, Sayles & Company, L.P.
--------------------------------------------------------------------------------

Symbols:

Class A   NEFUX
Class B   NEUBX
Class Y   NEUYX
--------------------------------------------------------------------------------

Net Asset Value Per Share:

(June 30, 2003)
Class A   $12.39
Class B    12.40
Class Y    12.37

                                                           Management Discussion
--------------------------------------------------------------------------------

Interest rates continued to trend down in the first half of 2003. This led to price gains on longer-maturity U.S. Treasury bonds and Treasury Inflation-Protected Securities (TIPS), but pre-payment risks caused mortgage-backed securities to fall from favor, sending prices down. Against this backdrop, CDC Nvest Government Securities Fund provided positive returns and outperformed its benchmark, although it lagged the average results of a peer group for the period.

The total return on the net asset value of the fund's Class A shares was 4.29% for the six months ended June 30, 2003, including $0.24 in reinvested dividends. The fund's benchmark, Lehman Brothers Government Bond Index, ended the period with a return of 3.63%, while the average return on the funds in Morningstar's Long Government category was 5.70%. The fund's 30-day SEC yield at the end of June was 2.19%.

Bonds with longer maturities and TIPS were positive

Demand for TIPS was strong in the first quarter because of their yield advantage relative to U.S. Treasuries and their potential to provide price protection in a rising interest-rate environment. TIPS are indexed to the Consumer Price Index, a primary measure of inflation, which was a concern at the beginning of the year when the economy and interest rates seemed poised to accelerate.

As 2003 began, U.S. Treasury bonds maturing in ten or more years accounted for more than half the fund's net assets. As the period progressed, interest rates fell to levels not seen since the mid 1950s and longer-maturity U.S. Treasury securities rose in value. Late in the period, concerns about deflation also helped fuel demand for Treasuries from safety-conscious investors. Deflation refers to a downward spiral in prices of goods and services brought about by decreased demand, which can lead to increased unemployment and a stalled economy. By the end of June, longer-term Treasury securities accounted for almost 60% of the fund's net assets.

The fund's duration also worked to our advantage relative to the benchmark. A fund's duration is a measure of its price sensitivity to changing interest rates. When interest rates are declining, a long duration is a benefit for the fund, but it is a negative when rising rates drive bond prices lower.

Mortgage-backed securities declined in value

The fund's position in mortgage-backed securities detracted from its results. Many homeowners refinance or prepay underlying mortgages when mortgage rates decline, altering the income stream. High-yielding mortgage securities were the hardest hit because they are exposed to greater prepayment risks.

However, we are continuing to emphasize mortgage-backed securities as well as TIPS in anticipation of stronger economic growth and attractive valuations in both sectors. While economic growth has not been as robust as expected during the period, aggressive monetary and fiscal stimuli might provide momentum to the economy in the second half of 2003.

Interest rates should rise over time

We expect short-term interest rates to remain low for the time being; we would not be unduly surprised if the Federal Reserve Board institutes another rate cut in the near future. However, longer term, we believe interest rates will trend gradually higher as economic conditions improve later in 2003.

If and when economic conditions do improve and interest rates rise, price declines on U.S. Treasuries are likely to be dramatic because rates are now so low. Mortgage-backed securities are beginning to look more attractive, partly because they performed so poorly so far this year.

                      CDC Nvest Government Securities Fund

                                        Investment Results through June 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Government Securities Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                       June 30, 1993 through June 30, 2003

                                                           Lehman
                                                         Government
                                                        Bond Index/3/
         Class A @ N.A.V./1/    Class A @ M.S.C./2/     -------------
              Cumulative            Cumulative           Cumulative
                Value                 Value                Value
         -------------------    -------------------     -------------
6/30/1993       10,000                 9,550              10,000
                10,058                 9,606              10,061
                10,285                 9,822              10,286
                10,337                 9,871              10,325
                10,366                 9,900              10,364
                10,241                 9,780              10,250
                10,245                 9,784              10,290
                10,349                 9,884              10,431
                10,104                 9,649              10,210
                 9,919                 9,473               9,980
                 9,843                 9,400               9,902
                 9,838                 9,395               9,889
6/30/1994        9,725                 9,287               9,866
                 9,854                 9,411              10,048
                 9,858                 9,414              10,050
                 9,721                 9,283               9,908
                 9,720                 9,283               9,901
                 9,664                 9,229               9,882
                 9,688                 9,252               9,943
                 9,838                 9,395              10,128
                10,063                 9,610              10,346
                10,129                 9,673              10,411
                10,233                 9,773              10,547
                10,793                10,307              10,972
6/30/1995       10,860                10,371              11,056
                10,754                10,270              11,015
                10,870                10,381              11,145
                11,006                10,510              11,252
                11,213                10,708              11,424
                11,431                10,917              11,602
                11,628                11,105              11,766
                11,673                11,148              11,838
                11,386                10,874              11,597
                11,259                10,752              11,500
                11,171                10,668              11,427
                11,112                10,612              11,408
6/30/1996       11,227                10,722              11,555
                11,248                10,741              11,584
                11,175                10,673              11,558
                11,372                10,860              11,750
                11,640                11,117              12,008
                11,878                11,344              12,217
                11,718                11,191              12,092
                11,732                11,204              12,106
                11,739                11,211              12,122
                11,582                11,060              11,994
                11,724                11,196              12,167
                11,823                11,291              12,272
6/30/1997       11,988                11,449              12,410
                12,492                11,930              12,762
                12,210                11,661              12,636
                12,433                11,873              12,826
                12,678                12,107              13,048
                12,769                12,195              13,115
                12,927                12,346              13,252
                13,109                12,520              13,450
                13,048                12,461              13,413
                13,039                12,453              13,451
                13,079                12,491              13,512
                13,244                12,648              13,651
6/30/1998       13,444                12,839              13,806
                13,418                12,815              13,827
                13,831                13,209              14,187
                14,211                13,572              14,569
                14,034                13,402              14,520
                14,113                13,477              14,525
                14,093                13,459              14,557
                14,230                13,590              14,642
                13,682                13,067              14,293
                13,715                13,098              14,349
                13,760                13,141              14,382
                13,576                12,965              14,256
6/30/1999       13,417                12,814              14,227
                13,319                12,719              14,206
                13,219                12,624              14,206
                13,391                12,788              14,321
                13,382                12,779              14,344
                13,322                12,723              14,325
                13,188                12,595              14,232
                13,202                12,608              14,252
                13,434                12,830              14,455
                13,730                13,112              14,708
                13,618                13,005              14,668
                13,570                12,959              14,677
6/30/2000       13,805                13,184              14,939
                13,935                13,308              15,084
                14,179                13,541              15,307
                14,124                13,488              15,350
                14,252                13,610              15,497
                14,578                13,922              15,802
                14,889                14,219              16,117
                14,990                14,315              16,279
                15,180                14,497              16,464
                15,191                14,507              16,522
                14,971                14,298              16,353
                15,023                14,347              16,407
6/30/2001       15,048                14,371              16,483
                15,496                14,798              16,878
                15,668                14,963              17,088
                15,878                15,163              17,385
                16,421                15,682              17,834
                15,857                15,144              17,434
                15,623                14,920              17,282
                15,777                15,067              17,394
                15,968                15,249              17,555
                15,521                14,822              17,173
                15,949                15,232              17,582
                16,059                15,337              17,688
6/30/2002       16,297                15,564              17,935
                16,684                15,934              18,329
                17,156                16,384              18,692
                17,605                16,813              19,130
                17,354                16,573              18,976
                17,173                16,400              18,813
                17,709                16,912              19,269
                17,669                16,873              19,221
                18,071                17,258              19,531
                17,913                17,107              19,475
                17,997                17,187              19,565
                18,671                17,830              20,073
6/30/2003       18,468                17,637              19,968

                                   Average Annual Total Returns -- June 30, 2003
--------------------------------------------------------------------------------

                                                                         Since
                              6 Months   1 Year   5 Years   10 Years   Inception
                              --------   ------   -------   --------   ---------
Class A (Inception 9/16/85)

Net Asset Value/1/               4.29%    13.32%    6.55%     6.33%        --
With Maximum Sales
Charge/2/                       -0.40      8.20     5.58      5.84         --

Class B (Inception 9/23/93)

Net Asset Value/1/               3.99     12.57     5.78        --       5.35%
With CDSC/4/                    -1.01      7.57     5.46        --       5.35

Class Y (Inception 3/31/94)

Net Asset Value/1/               4.37     13.53     6.89        --       7.28
--------------------------------------------------------------------------------

                                                                               Since          Since
                                                                              Class B        Class Y
Comparative Performance            6 Months   1 Year   5 Years   10 Years   Inception/7/   Inception/7/
-----------------------            --------   ------   -------   --------   ------------   ------------
Lehman Government Bond Index/3/      3.63%     11.34%   7.66%      7.16%        7.00%          7.79%
Morningstar Long Government Fund     5.70      18.29    7.60       7.94         7.41           8.49
Avg./5/
Lipper General Government Funds      2.46       8.63    6.29       6.06         5.91           6.67
Avg./6/

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                   Portfolio as of June 30, 2003
--------------------------------------------------------------------------------

PORTFOLIO MIX

[CHART APPEARS HERE]

U.S. Government                75.5%
Mortgage-Backed                15.9%
U.S. Government Agencies        6.2%
Short term & other              2.4%

EFFECTIVE MATURITY

[CHART APPEARS HERE]

less than 1 year                2.2%
1-5 years                      18.5%
5-10 years                     20.1%
10+ years                      59.2%

                     Average Effective Maturity: 11.9 years

See page 11 for information on the possible risks associated with an investment in this fund.

Notes to Charts

/1/  Does not include a sales charge.
/2/  Includes the maximum sales charge of 4.50%.
/3/ Lehman Brothers Government Bond Index is an unmanaged index of public debt of the U.S. Treasury, government agencies, and their obligations.
/4/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.
/5/ Morningstar Long Government Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/ Lipper General Government Funds Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Lipper Inc.
/7/ The since-inception comparative performance figures shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class Y from 3/31/94.

                           CDC Nvest High Income Fund

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return
--------------------------------------------------------------------------------

Strategy:

Invests primarily in lower-quality fixed-income securities
--------------------------------------------------------------------------------

Inception Date:

February 22, 1984
--------------------------------------------------------------------------------

Managers:

Kathleen C. Gaffney
Matthew J. Eagan
Loomis, Sayles & Company, L.P.
--------------------------------------------------------------------------------

Symbols:

Class A   NEFHX
Class B   NEHBX
Class C   NEHCX
--------------------------------------------------------------------------------

Net Asset Value Per Share:

(June 30, 2003)
Class A   $4.63
Class B    4.64
Class C    4.64

                                                           Management Discussion
--------------------------------------------------------------------------------

Encouraged by an improving outlook for corporate bonds, investors poured money into high-yield issues in pursuit of better returns during the first half of 2003. Declining default rates also boosted confidence. Recoveries in previously out-of-favor sectors and among overseas holdings, including emerging-market bonds, contributed to CDC Nvest High Income Fund's strong results.

For the six months ended June 30, 2003, the total return on Class A shares at net asset value was 16.79%, including $0.17 per share in reinvested dividends. The fund's benchmark, the Lehman Brothers High Yield Composite Index, returned 18.49% for the same period, and the average return on the funds in Morningstar's High Yield Bond Fund category was 14.34%. As of the end of June the fund's 30-day SEC yield was 6.65%.

Telecom and technology holdings boosted results

The fund's emphasis on the technology and telecommunications sectors benefited performance when those sectors rebounded from very low levels. Investors welcomed the efforts of many telecom companies to strengthen their balance sheets after a period of financial stress, and technology issues have been strong performers. Individual positions that aided results included bonds of Lucent Technologies, which provides networks for communications service providers, and Nortel Networks, whose products support the Internet and other public and private networks. London-based Colt Telecom has strengthened its finances, and its euro-denominated bonds benefited from the weak U.S. dollar, while Philippine Long Distance Telephone announced solid earnings.

Brazilian bonds, a strong euro and xerox bonds were positives

Investors have recently shown increased willingness to accept higher risk in return for higher return potential. That shift extended to emerging markets where fund holdings rose in value amid strong rallies. Brazil's government bonds were outstanding performers, as investors welcomed the reform-minded fiscal policies of newly elected President Lula da Silva. Bonds of the Federal Home Loan Bank payable in euros benefited from the rise in the euro versus the U.S. dollar. And Xerox Capital Corporation's bonds rose after the company refinanced its debt.

U.S. Government bonds and some company-specific issues were negatives

U.S. government bonds fell slightly over this period. Metals were also weak, but the fund had only minor commitments to this underperforming sector. Declining sales and profits hurt U.S. retailer Dillard's, which operates department stores in the South and Midwest. The price of its bonds fell with its credit quality but we are retaining the position in anticipation of renewed economic activity. Widespread investigations of accounting practices and other issues trimmed bond prices for HealthSouth, a nationwide operator of healthcare facilities. We sold the bonds.

Improving conditions may benefit high-yield issues further

There has been a decided improvement in the high-yield markets in the past several months, with credit quality rising and default rates down sharply. Companies are concentrating on cutting debt and improving cash flow. In addition, the general sense among investors seems to be that the economy is slowly improving. Taken together, these factors should encourage investors to commit to high-yield sectors for their combination of higher yields and possible further appreciation.

We are continuing to maintain the fund's emphasis on telecom and technology. We also think that, as credit quality continues to improve, investors will favor higher-yielding securities despite their lower ratings, leading lower-quality bonds to outperform higher-rated issues. Therefore, we have added to holdings in the single-B and CCC rating categories, based on intensive analysis of each company's financial strengths and business prospects. This strategy is designed to take advantage of the better economic conditions that may result from low short-term interest rates and federal tax cuts.

                           CDC Nvest High Income Fund

                                        Investment Results through June 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest High Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                       June 30, 1993 through June 30, 2003

                                                                   Lehman
                                                                 High Yield
                                                                 Composite
                                                                  Index/3/
              Class A @ N.A.V/1/      Class A @ M.S.C./2/        ----------
                  Cumulative               Cumulative            Cumulative
                    Value                     Value                Value
              ------------------      -------------------        ----------
6/30/1993           10,000                   9,550                 10,000
                    10,065                   9,612                 10,097
                    10,090                   9,636                 10,182
                    10,067                   9,614                 10,208
                    10,296                   9,832                 10,415
                    10,386                   9,918                 10,465
                    10,518                  10,044                 10,595
                    10,758                  10,274                 10,825
                    10,779                  10,294                 10,797
                    10,503                  10,031                 10,389
                    10,333                   9,868                 10,318
                    10,376                   9,909                 10,323
6/30/1994           10,419                   9,950                 10,355
                    10,353                   9,887                 10,443
                    10,309                   9,845                 10,517
                    10,332                   9,867                 10,517
                    10,315                   9,851                 10,542
                    10,152                   9,695                 10,409
                    10,178                   9,720                 10,486
                    10,252                   9,791                 10,628
                    10,518                  10,045                 10,992
                    10,586                  10,110                 11,111
                    10,796                  10,310                 11,394
                    10,995                  10,500                 11,713
6/30/1995           10,981                  10,487                 11,787
                    11,170                  10,667                 11,936
                    11,178                  10,675                 11,974
                    11,235                  10,729                 12,121
                    11,280                  10,772                 12,196
                    11,300                  10,792                 12,303
                    11,377                  10,865                 12,497
                    11,585                  11,064                 12,716
                    11,665                  11,140                 12,727
                    11,642                  11,118                 12,718
                    11,782                  11,251                 12,746
                    11,909                  11,373                 12,822
6/30/1996           11,985                  11,445                 12,929
                    12,101                  11,556                 12,989
                    12,244                  11,693                 13,129
                    12,621                  12,053                 13,445
                    12,594                  12,027                 13,549
                    12,853                  12,275                 13,819
                    13,070                  12,482                 13,915
                    13,080                  12,491                 14,042
                    13,538                  12,929                 14,277
                    13,359                  12,757                 14,071
                    13,433                  12,829                 14,208
                    13,880                  13,255                 14,523
6/30/1997           13,969                  13,341                 14,725
                    14,350                  13,705                 15,129
                    14,442                  13,792                 15,095
                    14,872                  14,203                 15,394
                    14,743                  14,079                 15,407
                    14,941                  14,268                 15,555
                    15,079                  14,401                 15,691
                    15,306                  14,617                 15,974
                    15,285                  14,597                 16,067
                    15,442                  14,748                 16,218
                    15,526                  14,827                 16,282
                    15,501                  14,804                 16,339
6/30/1998           15,555                  14,855                 16,397
                    15,531                  14,832                 16,490
                    14,453                  13,803                 15,581
                    14,317                  13,672                 15,651
                    14,016                  13,386                 15,330
                    15,023                  14,347                 15,966
                    14,823                  14,156                 15,984
                    15,157                  14,475                 16,221
                    15,253                  14,566                 16,126
                    15,499                  14,802                 16,280
                    15,833                  15,121                 16,595
                    15,445                  14,750                 16,370
6/30/1999           15,401                  14,708                 16,336
                    15,340                  14,649                 16,401
                    15,100                  14,421                 16,220
                    15,002                  14,327                 16,103
                    15,137                  14,456                 15,996
                    15,237                  14,552                 16,183
                    15,416                  14,722                 16,366
                    15,245                  14,559                 16,296
                    15,314                  14,625                 16,327
                    14,852                  14,183                 15,984
                    14,842                  14,174                 16,010
                    14,428                  13,779                 15,845
6/30/2000           14,866                  14,197                 16,168
                    14,954                  14,281                 16,291
                    14,895                  14,224                 16,403
                    14,586                  13,930                 16,260
                    13,859                  13,235                 15,739
                    12,708                  12,136                 15,115
                    12,936                  12,354                 15,407
                    14,438                  13,788                 16,562
                    14,365                  13,719                 16,782
                    13,631                  13,018                 16,387
                    13,212                  12,618                 16,183
                    13,247                  12,651                 16,474
6/30/2001           12,487                  11,925                 16,012
                    12,733                  12,160                 16,248
                    12,636                  12,067                 16,440
                    11,486                  10,969                 15,335
                    11,359                  10,848                 15,714
                    11,728                  11,200                 16,287
                    11,558                  11,038                 16,221
                    11,629                  11,106                 16,334
                    11,276                  10,768                 16,106
                    11,579                  11,058                 16,493
                    11,485                  10,968                 16,757
                    11,317                  10,808                 16,664
6/30/2002           10,508                  10,035                 15,435
                     9,799                   9,358                 14,761
                    10,143                   9,687                 15,182
                     9,766                   9,327                 14,983
                     9,761                   9,322                 14,852
                    10,411                   9,942                 15,772
                    10,534                  10,060                 15,993
                    10,758                  10,274                 16,525
                    10,908                  10,417                 16,729
                    11,189                  10,686                 17,210
                    11,836                  11,303                 18,231
                    12,043                  11,501                 18,419
6/30/2003           12,303                  11,749                 18,949

                                   Average Annual Total Returns -- June 30, 2003
--------------------------------------------------------------------------------

                                                                                       Since
                                        6 Months   1 Year   5 Years   10 Years/7/   Inception/7/
                                        --------   ------   -------   -----------   ------------
Class A (Inception 2/22/84)

Net Asset Value/1/                        16.79%   17.09%    -4.58%       2.09%           --
With Maximum Sales Charge/2/              11.64    11.87     -5.45        1.62            --

Class B (Inception 9/20/93)

Net Asset Value/1/                        16.61    16.23     -5.24          --          1.36%
With CDSC/4/                              11.61    11.23     -5.47          --          1.36

Class C (Inception 3/2/98)

Net Asset Value/1/                        16.61    16.48     -5.24          --         -4.71
With Maximum Sales Charge and CDSC/4/     14.50    14.41     -5.43          --         -4.89
--------------------------------------------------------------------------------

                                                                                          Since          Since
                                                                                         Class B         Class C
Comparative Performance                       6 Months   1 Year   5 Years   10 Years   Inception/8/   Inception/8/
-------------------------------------------   --------   ------   -------   --------   ------------   ------------
Lehman High Yield Composite Index/3/           18.49%    22.76%    2.94%      6.60%        6.55%        3.01%
Morningstar High Yield Bond Fund Average/5/    14.34     16.92     0.72       4.89         4.68         0.60
Lipper High Current Yield Funds Average/6/     14.61     17.41     0.66       4.87         4.61         0.61

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                   Portfolio as of June 30, 2003
--------------------------------------------------------------------------------

CREDIT QUALITY

[CHART APPEARS HERE]

A                    0.8%
B                   29.3%
Ba                  55.2%
Baa                  8.1%
Ca and               6.6%
lower

Credit quality is based on bond ratings from Moody's Investors Service

EFFECTIVE MATURITY

[CHART APPEARS HERE]

less than 1 year     5.0%
1-5 years           29.9%
5-10 years          37.3%
10 + years          27.8%

Average Effective Maturity: 9.4 years

See page 11 for information on the possible risks associated with an investment in this fund.

Notes to Charts

/1/  Does not include a sales charge.
/2/  Includes the maximum sales charge of 4.50%.
/3/ Lehman Brothers High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.
/4/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
/5/ Morningstar High Yield Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/ Lipper High Current Yield Funds Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Lipper Inc.
/7/ Fund performance has been increased by expense waivers, without which performance would have been lower.
/8/ The since-inception comparative performance figures shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 3/31/98.

                  CDC Nvest Limited Term U.S. Government Fund

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks high current return consistent with preservation of capital
--------------------------------------------------------------------------------

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities
--------------------------------------------------------------------------------

Inception Date:

January 3, 1989
--------------------------------------------------------------------------------

Managers:

John Hyll
Clifton V. Rowe
Loomis, Sayles & Company, L.P.
--------------------------------------------------------------------------------

Symbols:

Class A   NEFLX
Class B   NELBX
Class C   NECLX
Class Y   NELYX
--------------------------------------------------------------------------------

Net Asset Value Per Share:
(June 30, 2003)

Class A   $11.64
Class B    11.62
Class C    11.63
Class Y    11.69

                                                           Management Discussion
--------------------------------------------------------------------------------

Interest rates fell dramatically during the first half of 2003 on weaker-than-expected economic growth, as investors tried to anticipate the Federal Reserve Board's next move. CDC Nvest Limited Term U.S. Government Fund lagged its benchmark during the period, primarily because we positioned the fund defensively in anticipation of rising interest rates, which cause bond prices to fall. Although the fund's participation in the price rally was limited, it did benefit from the income advantage provided by mortgage-backed securities.

The total return on Class A shares of the fund at net asset value was 1.36% for the six months ended June 30, 2003, including $0.25 in reinvested dividends. For the same period, the fund's benchmark, Lehman Brothers Intermediate Government Bond Index returned 2.63%, while the average return on the funds in Morningstar's Short Government category was 1.49%. The fund's 30-day SEC yield as of the end of June was 1.99%.

Interest rates remain at historic lows

For most of the first half of 2003, the Fed kept short-term interest rates untouched as economic growth proceeded at a sluggish pace. The economy remained weak as summer approached and the jobless rate contributed to the Fed's concern about the prospect of deflation. Deflation refers to a downward spiral in the prices of goods and services brought about by decreased demand, which can add to unemployment and cause the economy to stall. At the end of June, the Fed cut the Federal Funds Rate (the rate banks charge each other) by 0.25% to 1.00% - the lowest level since Dwight Eisenhower was president.

Government agency and mortgage securities helped boost income

Within the fund's universe of intermediate-term government securities, those backed by government-chartered agencies pay a higher interest rate than those guaranteed by the U.S. government itself. With yields available on U.S. Treasuries and other "safe" investments at such low levels, investors have been experiencing rate shock. The income advantage of agency- and mortgage-backed securities has intensified demand, keeping upward pressure on prices despite the prepayment risks these issues face in a declining interest rate environment. Although the portfolio's weighting on agency securities was less than its benchmark, the fund derived some benefit from the price rally and from higher yields available on mortgage securities.

Despite their recent strong performance, we believe mortgage-backed securities still have the potential for price outperformance, especially for those mortgage securities with favorable refinancing characteristics.

Interest rates expected to rise

Given our outlook for a mild economic recovery, we believe that the current level of interest rates is too low and an increase is likely. With the success of military operations in the Middle East, the focus is now on the economy, particularly on the potential for a resurgence of business profits and investment. We expect interest rates to rise and bond prices to fall as economic growth picks up.

The fund is currently positioned for a gradual economic expansion, accompanied by stabilizing financial markets and slowly rising interest rates. In this environment, income is likely to be the most important component of total return, so we are maintaining the fund's emphasis on mortgages and planning to trim U.S. Treasuries. At current levels, Treasury yields are so low that they offer little protection from principal loss.

Although we do not expect a sudden surge in interest rates, we are poised to move quickly if economic data surprises us on the upside. As a result, we are continuing to structure CDC Nvest Limited Term U.S. Government Fund's portfolio to minimize price volatility and protect principal.

                   CDC Nvest Limited Term U.S. Government Fund

                                        Investment Results through June 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Limited Term U.S. Government Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                       June 30, 1993 through June 30, 2003


                                                         Lehman
                                                      Intermediate
                                      Class A          Gov't Bond
              Class A @ N.A.V/1/     @ M.S.C./2/        Index/3/
                  Cumulative         Cumulative       Cumulative
                     Value              Value            Value
             -------------------    ------------      ------------
6/30/1993           10,000              9,700           10,000
                    10,048              9,746           10,020
                    10,183              9,877           10,169
                    10,201              9,895           10,211
                    10,223              9,916           10,235
                    10,167              9,862           10,184
                    10,183              9,877           10,226
                    10,272              9,964           10,327
                    10,158              9,853           10,186
                    10,018              9,717           10,037
                     9,960              9,661            9,972
                     9,960              9,661            9,979
6/30/1994            9,951              9,653            9,981
                    10,035              9,734           10,112
                    10,061              9,759           10,142
                     9,984              9,685           10,058
                     9,984              9,685           10,060
                     9,950              9,651           10,015
                     9,957              9,658           10,048
                    10,090              9,787           10,211
                    10,233              9,926           10,408
                    10,261              9,954           10,466
                    10,363             10,052           10,587
                    10,652             10,333           10,885
6/30/1995           10,699             10,378           10,955
                    10,694             10,373           10,960
                    10,787             10,464           11,050
                    10,855             10,529           11,125
                    11,004             10,674           11,246
                    11,137             10,802           11,384
                    11,253             10,916           11,496
                    11,315             10,976           11,593
                    11,180             10,844           11,470
                    11,109             10,776           11,418
                    11,080             10,748           11,385
                    11,042             10,711           11,379
6/30/1996           11,129             10,795           11,494
                    11,153             10,818           11,530
                    11,148             10,814           11,543
                    11,289             10,951           11,692
                    11,471             11,127           11,884
                    11,614             11,266           12,028
                    11,521             11,175           11,963
                    11,570             11,223           12,009
                    11,584             11,237           12,028
                    11,524             11,178           11,960
                    11,625             11,276           12,095
                    11,697             11,346           12,189
6/30/1997           11,809             11,455           12,293
                    12,005             11,644           12,520
                    11,984             11,624           12,472
                    12,109             11,745           12,608
                    12,244             11,877           12,754
                    12,265             11,897           12,783
                    12,358             11,988           12,887
                    12,538             12,162           13,055
                    12,509             12,134           13,041
                    12,488             12,113           13,082
                    12,536             12,160           13,144
                    12,617             12,239           13,234
6/30/1998           12,710             12,329           13,323
                    12,726             12,344           13,375
                    12,929             12,542           13,628
                    13,299             12,900           13,946
                    13,170             12,775           13,969
                    13,130             12,736           13,926
                    13,157             12,762           13,980
                    13,228             12,831           14,042
                    13,076             12,683           13,850
                    13,137             12,743           13,942
                    13,176             12,780           13,980
                    13,077             12,685           13,894
6/30/1999           12,992             12,602           13,914
                    12,930             12,542           13,916
                    12,925             12,537           13,935
                    13,072             12,680           14,055
                    13,097             12,704           14,083
                    13,110             12,717           14,093
                    13,069             12,676           14,048
                    13,012             12,622           14,001
                    13,127             12,734           14,117
                    13,290             12,891           14,278
                    13,247             12,850           14,272
                    13,253             12,856           14,311
6/30/2000           13,443             13,039           14,538
                    13,510             13,105           14,634
                    13,652             13,242           14,798
                    13,757             13,344           14,928
                    13,807             13,393           15,030
                    13,995             13,575           15,251
                    14,158             13,733           15,520
                    14,338             13,908           15,726
                    14,445             14,012           15,871
                    14,536             14,100           15,986
                    14,507             14,072           15,935
                    14,580             14,142           16,001
6/30/2001           14,590             14,152           16,052
                    14,862             14,416           16,352
                    14,960             14,512           16,497
                    15,195             14,739           16,849
                    15,422             14,960           17,112
                    15,222             14,765           16,908
                    15,130             14,676           16,826
                    15,211             14,754           16,898
                    15,362             14,901           17,038
                    15,141             14,687           16,781
                    15,418             14,955           17,096
                    15,522             15,057           17,215
6/30/2002           15,678             15,208           17,430
                    15,903             15,426           17,758
                    16,060             15,578           17,961
                    16,204             15,718           18,270
                    16,239             15,752           18,257
                    16,164             15,680           18,113
                    16,366             15,875           18,448
                    16,358             15,867           18,407
                    16,500             16,005           18,615
                    16,489             15,994           18,619
                    16,517             16,022           18,671
                    16,618             16,120           18,964
6/30/2003           16,589             16,091           18,933

                                   Average Annual Total Returns -- June 30, 2003
--------------------------------------------------------------------------------

                                                                                   Since
                                        6 Months   1 Year   5 Years   10 Years   Inception
                                        --------   ------   -------   --------   ----------
Class A (Inception 1/3/89)

Net Asset Value/1/                        1.36%     5.81%    5.47%      5.19%        --
With Maximum Sales Charge/2/             -1.66      2.60     4.83       4.87         --

Class B (Inception 9/27/93)

Net Asset Value/1/                        1.04      5.05     4.80         --       4.38%
With CDSC/4/                             -3.93      0.05     4.46         --       4.38

Class C (Inception 12/30/94)

Net Asset Value/1/                        1.03      5.12     4.79         --       5.40
With Maximum Sales Charge and CDSC/4/    -0.98      3.05     4.58         --       5.27

Class Y (Inception 3/31/94)

Net Asset Value/1/                        1.54      6.17     5.93         --       6.02

--------------------------------------------------------------------------------

                                                                                           Since          Since         Since
                                                                                          Class B        Class C       Class Y
Comparative Performance                       6 Months   1 Year   5 Years   10 Years   Inception/7/   Inception/7/   Inception/7/
-----------------------                       --------   ------   -------   --------   ------------   ------------   ------------
Lehman Int. Gov't. Bond Index/3/                2.63%     8.62%    7.28%      6.59%        6.54%          7.74%         7.10%
Morningstar Short Gov't. Fund Avg./5/           1.49      5.21     6.93       5.45         5.40           6.31          5.80
Lipper Short Int. U.S. Gov't. Funds Avg./6/     1.92      6.45     6.10       5.78         5.70           6.71          6.12

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                   Portfolio as of June 30, 2003
--------------------------------------------------------------------------------

PORTFOLIO MIX

[CHART APPEARS HERE]

Mortgage-backed        69.2%
U.S. Government        15.5%
Government Agencies     9.2%
Supranational           3.1%
Asset-Backed            2.4%
Other                   0.6%

EFFECTIVE MATURITY

[CHART APPEARS HERE]

Less than 1 year        0.6%
1-5 years              86.6%
5-10 years             12.8%

Average Effective Maturity: 3.0 years

See page 11 for information on the possible risks associated with an investment in this fund.

Notes to Charts

/1/  Does not include a sales charge.
/2/  Includes the maximum sales charge of 3.00%.
/3/ Lehman Brothers Intermediate Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies with maturities between one and ten years.
/4/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
/5/ Morningstar Short Government Fund Average is the average performance without sales charge of funds with similar investment objectives as calculated by Morningstar, Inc.
/6/ Lipper Short Intermediate U.S. Government Funds Average is the average performance without sales charge of funds with similar investment objectives as calculated by Lipper Inc.
/7/ The since-inception comparative performance figures shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94; Class Y from 3/31/94.

                        CDC Nvest Strategic Income Fund

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks high current income; capital growth is a secondary objective
--------------------------------------------------------------------------------

Strategy:

Invests primarily in income-producing securities in the U.S. and around the world
--------------------------------------------------------------------------------

Inception Date:

May 1, 1995
--------------------------------------------------------------------------------

Managers:

Daniel J. Fuss
Kathleen C. Gaffney
Loomis, Sayles & Company, L.P.
--------------------------------------------------------------------------------

Symbols:

Class A   NEFZX
Class B   NEZBX
Class C   NECZX
Class Y   NEZYX
--------------------------------------------------------------------------------

Net Asset Value Per Share:

(June 30, 2003)

Class A   $12.38
Class B    12.40
Class C    12.39
Class Y    12.39

                                                           Management Discussion
--------------------------------------------------------------------------------

As hopes for an economic revival improved, a wide range of corporate bonds performed well in the first half of 2003. Foreign bonds also gained ground because many currencies rose in value against the dollar, and because of their high interest rates. There is also a growing perception that many emerging-market bonds offer extremely good value as global economic conditions stabilize.

CDC Nvest Strategic Income Fund's total return for the six months ended June 30, 2003 was 19.86% based on the net asset value of Class A shares and $0.45 in reinvested distributions. The Lehman Brothers Aggregate Bond Index returned 3.93% for the same period, while the return on Morningstar's Multi-Sector Bond Fund category averaged 9.83% for the period. The fund's 30-day SEC yield at the end of June was 5.55%.

Corporate and international bonds drove strong performance

After major combat operations in Iraq ended, investors became more optimistic about the economy. They began to turn to corporate bonds, partly because the yields on lower-risk, short-term investments were so meager and partly because price increases on U.S. government securities appeared to be played out. Moreover, corporate credit quality has been improving and default rates on high-yield issues have dropped, lowering their potential risk.

When regulators relaxed proposed restrictions, the fund's utilities holdings picked up steam. The beleaguered airline industry has also begun to climb. Continental Airlines, a long-time fund holding, now enjoys a favorable cost structure and has extended its international business. London-based Colt Telecom has strengthened its finances, and its euro-denominated bonds benefited from the weak U.S. dollar, while Philippine Long Distance Telephone announced solid earnings.

Company-specific issues, chemicals and paper were negatives

Some individual corporate issues were disappointing. International cargo carrier Atlas Air provides air transportation services to major airlines throughout the world. Deteriorating business conditions forced the company to restructure some of its outstanding debt.

Rising natural gas prices trimmed revenues for chemical companies; gas is an essential raw material for these companies. Results at IMC Global, the world's largest producer of animal feeds, also suffered from high gas prices as well as from general weakness in global agriculture. Earnings at paper companies are tied to the economic cycle, and continued sluggishness has hurt bond prices in this sector. U.S. government and agency bonds also failed to deliver strong performance over this period; the fund has only modest exposure to government agencies.

A better economy may mean higher interest rates

Interest rates are now at their lowest levels in decades, as the Federal Reserve Board attempts to stimulate the sputtering U.S. economy. We do not think interest rates will rise until growth accelerates and the Fed feels the need to cool the economy by raising rates again. We believe the fund's broad diversification and flexible mandate position it to cope with rising interest rates.

As long as rates remain low, investors are likely to continue to seek a combination of high income and capital appreciation from high-yielding bonds and other corporate issues. For that reason, high-yield obligations accounted for more than half the portfolio at the end of the period.

Industries that appear attractive include oil, energy and paper; but chemical companies remain under pressure. Given our outlook for renewed economic growth, we also expect continued weakness in the dollar to make foreign-denominated bonds attractive, including emerging market issues. As of the end of June, non-U.S. dollar commitments accounted for about a third of CDC Nvest Strategic Income Fund's portfolio. Geographical areas with the greatest emphasis were Canada, Europe and New Zealand, whose currencies we think may continue to gain against the U.S. dollar.

                        CDC Nvest Strategic Income Fund

                                        Investment Results through June 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest Strategic Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. Securities indexes measure the performance of a theoretical portfolio. Unlike a fund, indexes are unmanaged and do not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                  May 1, 1995 (inception) through June 30, 2003

                                                            Lehman      Lehman
                                                           Aggregate   Universal
                                                             Bond        Bond
              Class A @ N.A.V/1/    Class A @ M.S.C./2/    Index/3/    Index/4/
                   Cumulative           Cumulative        Cumulative  Cumulative
                     Value                 Value            Value        Value
              -------------------  --------------------   ----------  ----------
5/1/1995             10,000                 9,550           10,000      10,000
                     10,014                 9,563           10,000      10,000
                     10,017                 9,566           10,073      10,073
                     10,096                 9,642           10,051      10,058
                     10,192                 9,733           10,172      10,176
                     10,410                 9,942           10,271      10,280
                     10,355                 9,889           10,405      10,407
                     10,647                10,168           10,561      10,564
                     11,038                10,541           10,709      10,724
                     11,302                10,793           10,780      10,817
                     10,995                10,500           10,593      10,630
                     11,073                10,575           10,519      10,564
                     11,057                10,559           10,460      10,521
                     11,232                10,727           10,438      10,506
6/30/1996            11,383                10,871           10,579      10,647
                     11,360                10,849           10,608      10,677
                     11,569                11,048           10,590      10,674
                     11,974                11,435           10,774      10,869
                     12,316                11,761           11,013      11,095
                     12,816                12,239           11,202      11,292
                     12,638                12,069           11,098      11,201
                     12,674                12,104           11,132      11,249
                     12,875                12,295           11,159      11,289
                     12,735                12,162           11,036      11,157
                     12,816                12,239           11,201      11,326
                     13,091                12,502           11,307      11,446
6/30/1997            13,388                12,785           11,441      11,585
                     13,990                13,361           11,749      11,902
                     13,629                13,016           11,649      11,804
                     14,110                13,475           11,821      11,986
                     13,814                13,193           11,992      12,100
                     13,889                13,264           12,048      12,166
                     13,818                13,196           12,169      12,296
                     14,043                13,411           12,325      12,450
                     14,300                13,657           12,316      12,460
                     14,607                13,949           12,358      12,517
                     14,611                13,953           12,423      12,581
                     14,372                13,726           12,541      12,672
6/30/1998            14,143                13,507           12,647      12,755
                     13,966                13,338           12,674      12,786
                     12,252                11,700           12,880      12,785
                     12,648                12,079           13,182      13,088
                     12,785                12,209           13,112      13,034
                     13,642                13,028           13,186      13,164
                     13,579                12,968           13,226      13,194
                     13,814                13,192           13,320      13,282
                     13,617                13,004           13,088      13,071
                     14,336                13,691           13,160      13,171
                     15,255                14,569           13,202      13,249
                     14,782                14,117           13,086      13,115
6/30/1999            14,825                14,158           13,045      13,092
                     14,532                13,879           12,989      13,039
                     14,351                13,705           12,983      13,024
                     14,443                13,793           13,133      13,165
                     14,564                13,909           13,182      13,220
                     14,828                14,160           13,181      13,242
                     15,231                14,546           13,117      13,216
                     15,090                14,411           13,074      13,172
                     15,684                14,978           13,232      13,339
                     15,843                15,130           13,407      13,495
                     15,390                14,697           13,368      13,452
                     14,893                14,223           13,362      13,428
6/30/2000            15,461                14,765           13,640      13,717
                     15,597                14,895           13,764      13,850
                     15,940                15,223           13,964      14,052
                     15,519                14,820           14,051      14,123
                     14,887                14,217           14,144      14,180
                     14,810                14,143           14,376      14,371
                     15,335                14,645           14,642      14,646
                     15,822                15,110           14,882      14,933
                     15,798                15,087           15,011      15,058
                     15,201                14,517           15,087      15,109
                     14,953                14,280           15,024      15,042
                     15,288                14,600           15,115      15,150
6/30/2001            15,246                14,560           15,172      15,193
                     15,258                14,571           15,511      15,492
                     15,595                14,893           15,689      15,685
                     14,821                14,154           15,872      15,798
                     15,170                14,487           16,204      16,116
                     15,385                14,693           15,980      15,927
                     15,314                14,625           15,879      15,832
                     15,488                14,791           16,007      15,965
                     15,674                14,968           16,162      16,114
                     15,854                15,141           15,894      15,881
                     16,237                15,507           16,202      16,184
                     16,581                15,835           16,339      16,306
6/30/2002            16,317                15,583           16,481      16,365
                     15,931                15,214           16,680      16,504
                     16,376                15,639           16,961      16,808
                     16,155                15,428           17,236      17,049
                     16,476                15,735           17,157      16,990
                     17,093                16,324           17,153      17,036
                     17,683                16,888           17,507      17,389
                     18,181                17,362           17,522      17,436
                     18,672                17,832           17,765      17,684
                     18,852                18,004           17,751      17,701
                     19,934                19,037           17,897      17,910
                     20,931                19,989           18,231      18,252
6/30/2003            21,196                20,242           18,195      18,248

                                           Average Annual Total Returns -- June 30, 2003
-------------------------------------------------------------------------------------------
                                                                                  Since
                                        6 Months/8/   1 Year/8/   5 Years/8/   Inception/8/
                                        -----------   ---------   ----------   ------------
Class A (Inception 5/1/95)

Net Asset Value/1/                         19.86%       29.90%       8.42%         9.63%
With Maximum Sales Charge/2/               14.42        24.05        7.44          9.02

Class B (Inception 5/1/95)

Net Asset Value/1/                         19.42        29.06        7.64          8.81
With CDSC/5/                               14.42        24.06        7.36          8.81

Class C (Inception 5/1/95)

Net Asset Value/1/                         19.45        28.97        7.64          8.78
With Maximum Sales Charge and CDSC/5/      17.24        26.72        7.43          8.64

Class Y (Inception 12/1/99)

Net Asset Value/1/                         20.06        30.29          --         10.88
-------------------------------------------------------------------------------------------

                                                                              Since
                                                                             Class A,        Since
                                                                             B and C        Class Y
Comparative Performance                      6 Months   1 Year   5 Years   Inception/9/   Inception/9/
-----------------------                      --------   ------   -------   ------------   ------------
Lehman Aggregate Bond Index/3/                 3.93%    10.40%    7.55%        7.69%         9.80%
Lehman Universal Bond Index/4/                 3.80     11.51     7.43         7.73          9.66
Morningstar Multi-Sector Bond Fund Avg./6/     9.83     15.74     4.75         9.59          6.31
Lipper Multi-Sector Income Funds Avg./7/      10.42     16.63     4.68         6.59          6.28

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                   Portfolio as of June 30, 2003
--------------------------------------------------------------------------------

CREDIT QUALITY

[CHART APPEARS HERE]

A               2.4%
Aa              7.4%
Aaa            16.9%
B              23.5%
Ba             17.9%
Baa            10.9%
Ca and          4.0%
Caa Not Rated  17.0%

Credit quality is based on bond ratings from Moody's Investors Service

EFFECTIVE MATURITY

[CHART APPEARS HERE]

Less than 1 year   8.3%
1-5  years        31.3%
5-10 years         8.0%
10+  years        52.4%

Average Effective Maturity: 12.0 years

See page 11 for information on the possible risks associated with an investment in this fund.

Notes to Charts

/1/  Does not include a sales charge.
/2/  Includes the maximum sales charge of 4.50%.
/3/ Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.
/4/ Lehman Brothers Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indexes.
/5/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
/6/ Morningstar Multi-Sector Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/ Lipper Multi-Sector Income Funds Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Lipper Inc.
/8/ The adviser waived certain fees and expenses of each class of share except Class Y during the periods indicated, without which performance would have been lower.
/9/ The since-inception comparative performance figures shown for each Class of fund shares are calculated as follows: Class A, B and C from 5/31/95; Class Y from 12/31/99.

                       Risks of the CDC Nvest Income Funds

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Any mutual fund investment involves risk. The following notes describe some of the risks of the CDC Nvest Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

The Funds

CDC Nvest Bond Income Fund invests primarily in quality U.S. corporate and government bonds. Other securities that may be in the portfolio from time to time include foreign and emerging market securities and mortgage-related securities.

CDC Nvest Government Securities Fund invests primarily in U.S. government securities. It may also invest a portion of assets in mortgage-related securities.

CDC Nvest High Income Fund invests primarily in lower-quality bonds. It may also invest a portion of assets in foreign and emerging-market securities or U.S. government securities.

CDC Nvest Limited Term U.S. Government Fund invests primarily in securities issued or guaranteed by the U.S. government, it's agencies or instrumentalities. It may also invest a portion of assets in foreign bonds and mortgage-related securities.

CDC Nvest Strategic Income Fund may invest in a wide variety of securities, with a focus on U.S. and foreign corporate bonds and convertible securities. The fund may also invest in emerging-market securities and lower-quality bonds.

The Risks

Lower-quality bonds offer higher yields than high-quality bonds in return for more risks. These risks include a greater risk of default than higher-quality issues and greater risk of loss of principal.

Mortgage securities are subject to prepayment risks; when mortgages underlying the security are prepaid or refinanced, the fund's income stream may change.

U.S. government and Treasury securities are guaranteed if held to maturity, but mutual funds that invest in these securities are not guaranteed. The value of fund shares will fluctuate and you may have a gain or a loss when you sell your shares.

U.S. government agency securities issued by Fannie Mae or Freddie Mac are not guaranteed by the U.S. government.

Corporate bonds are backed by the financial strength of the issuing company. Economic conditions and other factors may affect the company's credit quality and ability to meet its debt obligations.

Foreign and emerging-market securities have special risks, including risks resulting from political unrest, currency fluctuations and different regulatory requirements or accounting standards. Emerging markets may be more subject to these risks than developed markets.

Changes in interest rates can affect the value of fund shares. The value of fixed-income securities generally goes down when interest rates rise and goes up when rates decline.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

                   Bond Income Fund -- Schedule of Investments

Investments as of June 30, 2003 (unaudited)

                                                          Moody's
Principal                                               Ratings (c)
  Amount                 Description                    (unaudited)    Value (a)
---------------------------------------------------------------------------------
Bonds and Notes -- 97.9% of Total Net Assets
             Aerospace & Defense -- 1.5%
$1,400,000   Northrop Grumman Corp.
             7.125%, 2/15/2011 ......................       Baa3      $ 1,677,089
 2,905,000   Raytheon Co.
             6.150%, 11/01/2008 .....................       Baa3        3,284,762
                                                                      -----------
                                                                        4,961,851
                                                                      -----------
             Asset-Backed -- 3.1%
 2,000,000   American Express Credit Account Master
             Trust
             1.690%, 1/15/2009 ......................       Aaa         1,984,376
     9,926   AmeriCredit Automobile Receivables Trust
             7.150%, 8/12/2004 ......................       Aaa             9,933
 3,675,000   Citibank Credit Card Issuance Trust
             2.700%, 1/15/2008 ......................       Aaa         3,751,577
 1,900,000   Connecticut RRB Special Purpose Trust
             5.360%, 3/30/2007 ......................       Aaa         1,974,252
 2,563,541   GMAC Mortgage Corp. Loan Trust
             5.290%, 6/25/2027 ......................       Aaa         2,579,238
                                                                      -----------
                                                                       10,299,376
                                                                      -----------
             Automotive -- 2.1%
 3,535,000   Ford Motor Co.
             7.450%, 7/16/2031 (d) ..................       Baa1        3,238,290
 3,925,000   General Motors Corp.
             8.375%, 7/15/2033 ......................       Baa1        3,850,931
                                                                      -----------
                                                                        7,089,221
                                                                      -----------
             Banking -- 3.2%
 2,975,000   J.P. Morgan Chase & Co.
             5.750%, 1/02/2013 ......................        A2         3,252,514
 2,200,000   State Street Institutional Capital A,
             144A
             7.940%, 12/30/2026 .....................        A1         2,618,829
 4,630,000   Washington Mutual, Inc.
             4.375%, 1/15/2008 ......................        A3         4,899,725
                                                                      -----------
                                                                       10,771,068
                                                                      -----------
             Beverages, Food & Tobacco -- 1.0%
   788,000   Dean Foods Co.
             6.900%, 10/15/2017 .....................       Ba3           803,760
 1,072,000   Dean Foods Co.
             8.150%, 8/01/2007 ......................       Ba3         1,189,920
   270,000   Smithfield Foods, Inc.
             8.000%, 10/15/2009 .....................       Ba2           292,275
   925,000   Smithfield Foods, Inc., 144A
             7.750%, 5/15/2013 ......................       Ba2           992,062
                                                                      -----------
                                                                        3,278,017
                                                                      -----------
             Building Materials -- 0.2%
   100,000   American Standard Cos., Inc.
             7.375%, 2/01/2008 ......................       Ba2           110,500
   695,000   American Standard Cos., Inc.
             7.375%, 4/15/2005 ......................       Ba2           736,700
                                                                      -----------
                                                                          847,200
                                                                      -----------
             Chemicals -- 1.2%
 2,300,000   Dow Chemical Co. (The)
             5.750%, 11/15/2009 .....................       A3          2,515,381
 1,455,000   IMC Global, Inc.
             10.875%, 6/01/2008 .....................       Ba1         1,513,200
                                                                      -----------
                                                                        4,028,581
                                                                      -----------
             Commercial Services -- 1.9%
$5,575,000   Aramark Services, Inc.
             7.000%, 7/15/2006 ......................       Baa3      $ 6,190,642
                                                                      -----------
             Communications -- 5.6%
 1,095,000   AT&T Corp.
             0/8.500%, 11/15/2031 (e) ...............       Baa2        1,241,608
 2,135,000   AT&T Wireless Services, Inc.
             8.750%, 3/01/2031 ......................       Baa2        2,638,999
 1,970,000   Citizens Communications Co.
             9.250%, 5/15/2011 (d) ..................       Baa2        2,549,081
 3,200,000   LCI International, Inc.
             7.250%, 6/15/2007 ......................       Ba2         2,432,000
 4,870,000   Sprint Capital Corp.
             6.875%, 11/15/2028 .....................       Baa3        4,936,962
   235,000   Sprint Capital Corp.
             6.900%, 5/01/2019 ......................       Baa3          246,150
 1,540,000   Telefonos de Mexico SA de CV
             8.250%, 1/26/2006 ......................        A3         1,728,650
 1,045,000   Telus Corp.
             8.000%, 6/01/2011 ......................       Ba1         1,206,975
 1,650,000   Verizon Communications, Inc.
             7.900%, 2/01/2027 ......................        A2         1,878,649
                                                                      -----------
                                                                       18,859,074
                                                                      -----------
             Containers & Packaging -- 0.7%
   900,000   Kappa Beheer BV
             10.625%, 7/15/2009 .....................        B2           964,125
 1,100,000   Kappa Beheer BV
             10.625%, 7/15/2009 (EUR) ...............        B2         1,344,530
                                                                      -----------
                                                                        2,308,655
                                                                      -----------
             Electric Utilities -- 1.8%
 1,739,000   BVPS II Funding Corp.
             8.680%, 6/01/2017 ......................        --         2,136,275
 2,500,000   NiSource Finance Corp.
             7.875%, 11/15/2010 .....................       Baa3        2,951,750
   830,000   Transelec SA
             7.875%, 4/15/2011 ......................       Baa1          961,323
                                                                      -----------
                                                                        6,049,348
                                                                      -----------
             Environmental Control -- 0.5%
 1,465,000   Allied Waste North America, Inc.
             8.500%, 12/01/2008 .....................       Ba3         1,574,875
             Financial Services -- 8.1%
 1,455,000   CIT Group, Inc.
             7.750%, 4/02/2012 (d) ..................        A2         1,734,872
 3,800,000   General Electric Capital Corp.
             5.450%, 1/15/2013 (d) ..................       Aaa         4,115,940
 2,115,000   Goldman Sachs Group, Inc.
             6.600%, 1/15/2012 ......................       Aa3         2,457,588
   850,000   Goldman Sachs Group, Inc.
             7.350%, 10/01/2009 .....................        A1         1,034,319
   982,000   Household Finance Corp.
             5.750%, 1/30/2007 ......................        A1         1,083,773
 2,545,000   Household Finance Corp.
             7.000%, 5/15/2012 ......................        A1         3,012,389
 5,430,000   International Lease Finance Corp.
             5.625%, 6/01/2007 ......................        A1         5,905,353
 3,815,000   Lehman Brothers Holdings, Inc.
             7.000%, 2/01/2008 ......................        A2         4,447,466

                See accompanying notes to financial statements.

Investments as of June 30, 2003 (unaudited)

                                                            Moody's
Principal                                                 Ratings (c)
  Amount                Description                       (unaudited)     Value (a)
------------------------------------------------------------------------------------
              Financial Services --(continued)
$ 3,035,000   Newcourt Credit Group, Inc.
              6.875%, 2/16/2005 .......................        A2       $  3,251,177
                                                                        ------------
                                                                          27,042,877
                                                                        ------------
              Food Retailers -- 1.4%
  2,155,000   Delhaize America, Inc.
              8.125%, 4/15/2011 .......................       Baa3         2,359,725
    560,000   Delhaize America, Inc.
              9.000%, 4/15/2031 .......................       Baa3           616,000
    400,000   Domino's, Inc., 144A
              8.250%, 7/01/2011 .......................        B3            413,000
  1,110,000   Fred Meyer, Inc.
              7.450%, 3/01/2008 .......................       Baa3         1,293,352
                                                                        ------------
                                                                           4,682,077
                                                                        ------------
              Foreign Governments -- 1.7%
  4,785,000   Canadian Government
              5.500%, 6/01/2010 (CAD) .................        --          3,808,118
  2,375,000   Canadian Government
              5.750%, 9/01/2006 (CAD) .................       Aaa          1,870,585
                                                                        ------------
                                                                           5,678,703
                                                                        ------------
              Forest Products & Paper -- 1.5%
    650,000   Abitibi-Consolidated Finance LP
              7.875%, 8/01/2009 .......................       Ba1            721,500
  1,495,000   Abitibi-Consolidated, Inc.
              8.550%, 8/01/2010 .......................       Ba1          1,674,636
  1,970,000   Georgia-Pacific Corp.
              7.500%, 5/15/2006 (d) ...................       Ba1          2,019,250
    480,000   Georgia-Pacific Corp.
              8.875%, 5/15/2031 .......................       Ba1            470,400
                                                                        ------------
                                                                           4,885,786
                                                                        ------------
              Health Care Providers -- 1.0%
  3,050,000   HCA, Inc.
              6.950%, 5/01/2012 (d) ...................       Ba1          3,250,300
                                                                        ------------
              Media - Broadcasting & Publishing -- 7.7%
  3,550,000   AOL Time Warner, Inc.
              6.750%, 4/15/2011 .......................       Baa1         4,041,810
  2,480,000   Clear Channel Communications, Inc.
              4.250%, 5/15/2009 .......................       Baa3         2,510,998
  1,760,000   Comcast Cable Communications, Inc.
              6.750%, 1/30/2011 .......................       Baa3         2,020,253
  1,200,000   Continental Cablevision, Inc.
              9.500%, 8/01/2013 .......................       Baa2         1,381,290
  2,000,000   CSC Holdings, Inc.
              7.625%, 7/15/2018 .......................       Ba2          1,995,000
    515,000   CSC Holdings, Inc.
              7.875%, 2/15/2018 .......................       Ba2            522,725
  3,000,000   News America Holdings, Inc.
              7.750%, 2/01/2024 .......................       Baa3         3,477,018
  2,245,000   News America Holdings, Inc.
              8.250%, 8/10/2018 .......................       Baa3         2,925,217
  4,000,000   Shaw Communications, Inc.
              Class B, 144A
              7.400%, 10/17/2007 (CAD) ................       Ba2          3,025,387
  2,785,000   TCI Communications, Inc.
              9.800%, 2/01/2012 .......................       Baa3         3,689,231
                                                                        ------------
                                                                          25,588,929
                                                                        ------------
              Mortgage-Backed -- 30.7%
$ 4,109,821   Federal Home Loan Mortgage Corp
              5.000%, 5/01/2018 .......................       Aaa       $  4,248,485
  2,538,651   Federal National Mortgage Association
              5.000%, 5/01/2018 .......................       Aaa          2,625,547
 36,895,772   Federal National Mortgage Association
              5.500%, with various maturities
              to 2033 (f) .............................       AAA         38,277,663
 17,842,653   Federal National Mortgage Association
              6.000%, with various maturities
              to 2033 (f) .............................       Aaa         18,591,841
 12,550,166   Federal National Mortgage Association
              6.500%, with various maturities
              to 2033 (f) .............................       Aaa         13,102,128
  2,076,465   Federal National Mortgage Association
              7.000%, with various maturities
              to 2030 (f) .............................       Aaa          2,187,319
  2,042,862   Federal National Mortgage Association
              7.500%, with various maturities
              to 2032 (f) .............................       Aaa          2,171,081
  7,746,627   Government National Mortgage Association
              6.000%, with various maturities
              to 2032 (f) .............................       Aaa          8,126,138
  7,883,191   Government National Mortgage Association
              6.500%, with various maturities
              to 2032 (f) .............................       Aaa          8,280,932
  2,681,658   Government National Mortgage Association
              7.000%, with various maturities
              to 2029 (f) .............................       Aaa          2,839,763
    659,739   Government National Mortgage Association
              7.500%, with various maturities
              to 2030 (f) .............................       Aaa            703,665
    449,291   Government National Mortgage Association
              8.000%, 11/15/2029 ......................       Aaa            485,058
    561,129   Government National Mortgage Association
              8.500%, with various maturities
              to 2023 (f) .............................       Aaa            614,738
     47,577   Government National Mortgage Association
              9.000%, with various maturities
              to 2016 (f) .............................       Aaa             53,020
    107,184   Government National Mortgage Association
              11.500%, with various maturities
              to 2015 (f) .............................       Aaa            125,421
                                                                        ------------
                                                                         102,432,799
                                                                        ------------
              Office/Business Equipment -- 0.5%
  1,700,000   Xerox Corp.
              7.125%, 6/15/2010 .......................        B1          1,697,875
                                                                        ------------
              Oil & Gas -- 5.4%
  2,464,000   Kinder Morgan Energy Partners LP
              7.125%, 3/15/2012 .......................       Baa1         2,948,730
  3,535,000   Pemex Finance, Ltd.
              8.020%, 5/15/2007 .......................       Baa1         3,998,226
  3,000,000   Pemex Finance, Ltd.
              9.150%, 11/15/2018 ......................       Baa1         3,731,940
  3,265,000   Pemex Project Funding Master Trust
              0/7.875%, 2/01/2009 (e) .................       Baa1         3,730,262
  1,300,000   Sempra Energy
              6.950%, 12/01/2005 ......................        A2          1,440,737
  1,750,000   Transocean, Inc.
              6.625%, 4/15/2011 .......................       Baa2         2,027,274
                                                                        ------------
                                                                          17,877,169
                                                                        ------------
              Restaurants -- 0.3%
  1,075,000   Yum! Brands, Inc.
              7.450%, 5/15/2005 .......................       Ba1          1,155,625
                                                                        ------------
              Retailers -- 0.6%
  1,982,000   J.C. Penney Co., Inc.
              9.750%, 6/15/2021 .......................       Ba3          2,041,460
                                                                        ------------

                 See accompanying notes to financial statements.

Investments as of June 30, 2003 (unaudited)

                                                                        Moody's
 Principal                                                            Ratings (c)
  Amount      Description                                             (unaudited)     Value (a)
-----------------------------------------------------------------------------------------------
              Transportation -- 0.4%
$ 1,155,000   CSX Corp.
              4.875%, 11/01/2009 ..................................      Baa2       $  1,230,534
                                                                                    ------------
              U.S. Government -- 6.6%
  3,350,000   United States Treasury Bonds
              7.500%, 11/15/2016 ..................................       Aaa          4,547,494
  5,520,000   United States Treasury Notes
              3.000%, 11/15/2007 (d) ..............................       Aaa          5,693,792
  2,575,000   United States Treasury Notes
              3.500%, 11/15/2006 (d) ..............................       Aaa          2,714,313
  2,370,000   United States Treasury Notes
              4.750%, 11/15/2008 (d) ..............................       Aaa          2,627,275
                                                                                    ------------
  5,700,000   United States Treasury Notes
              6.125%, 8/15/2007 ...................................       Aaa          6,593,521
                                                                                    ------------
                                                                                      22,176,395
                                                                                    ------------
               U.S. Government Agencies -- 9.2%
 14,000,000   Federal Home Loan Mortgage Corp.
              3.875%, 2/15/2005 ...................................       Aaa         14,572,180
  6,500,000   Federal National Mortgage Association
              5.250%, 1/15/2009 ...................................       Aaa          7,298,336
    940,000   Federal National Mortgage Association
              6.625%, 11/15/2010 ..................................       Aaa          1,136,368
 10,805,000   Federal National Mortgage Association
              Euro Medium Term Note
              6.375%, 8/15/2007 (AUD) .............................       Aaa          7,610,513
                                                                                    ------------
                                                                                      30,617,397
                                                                                    ------------
              Total Bonds and Notes (Identified Cost $306,400,724)                   326,615,834
                                                                                    ------------
Short Term Investments -- 10.2%
  7,306,781   Repurchase Agreement with Investors Bank & Trust Co.
              dated 6/30/2003 at 0.75% to be repurchased at
              $7,306,933 on 7/01/2003, collateralized by $7,468,987
              Federal Home Loan Mortgage Bond, 4.064%, due
              7/01/2030 valued at $7,672,517(g) ...................                    7,306,781
  1,517,918   Bank of Montreal, 1.08%, due 7/02/2003(g) ...........                    1,517,918
  3,814,086   Bank of Montreal, 1.15%, due 7/09/2003(g) ...........                    3,814,086
  1,897,397   Bank of Nova Scotia,
              1.05%,  due 8/29/2003(g) ............................                    1,897,397
  2,276,877   Bank of Nova Scotia,
              1.16%, due 7/09/2003(g) .............................                    2,276,877
    379,480   BNP Paribas, 1.03%, due 7/21/2003(g) ................                      379,480
    758,959   Comerica Bank, 1.073%, due 11/19/2003(g) ............                      758,959
    379,479   Credit Agricole Indosuez,
              1.05%, due 8/26/2003(g) .............................                      379,479
    758,959   Den Danske Bank, 1.04%, due 7/24/2003(g) ............                      758,959
  2,656,356   Dreyfus Cash Management Plus Fund,
              1.102%, due 7/01/2003(g) ............................                    2,656,356
    758,959   Liberty Lighthouse Funding,
              1.081%, due 7/14/2003(g) ............................                      758,959
    292,780   Merrill Lynch Premier Institutional Fund,
              1.045%, due 7/01/2003(g) ............................                      292,780
  5,462,664   Merrimac Cash Fund-Premium Class,
              1.052%, due 7/01/2003(g) ............................                    5,462,664
  2,276,877   Royal Bank of Canada,
              1.031%, due 7/07/2003(g) ............................                    2,276,877

Short Term Investments -- (continued)
$ 1,517,918   Royal Bank of Scotland,
              1.05%, due 7/28/2003(g) .............................                 $  1,517,918
  1,897,397   Royal Bank of Scotland,
              1.125%, due 7/01/2003(g) ............................                    1,897,397
              Total Short Term Investments                                          ------------
              (Identified Cost $33,952,887) .......................                   33,952,887
                                                                                    ------------
              Total Investments -- 108.1%
              (Identified Cost $340,353,611) (b) ..................                  360,568,721
              Other assets less liabilities .......................                  (26,866,358)
                                                                                    ------------
              Total Net Assets -- 100% ............................                 $333,702,363
                                                                                    ============
(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At June 30, 2003, the net unrealized appreciation on
      investments based on cost of $340,707,695 for federal
      income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost ..........                 $ 21,146,412
      Aggregate gross unrealized appreciation for all investments
      in which there is an excess of tax cost over value ..........                   (1,285,385)
                                                                                    ------------
      Net unrealized appreciation .................................                 $ 19,861,027
                                                                                    ============

      At December 31, 2002, the Fund had a capital loss carryover of approximately $31,935,190 of which $2,299,128 expires on December 31, 2007, $7,872,697 expires on December 31, 2008 and $21,763,365 expires on
      December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

      For the year ended December 31, 2002, the Fund has elected to defer $1,483,155 of capital losses attributable to Post-October losses.

(c) The ratings shown are believed to be the most recent ratings available at June 30, 2003. Securites are generally rated at the time of issuance. Rating agencies may revise their ratings from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2003. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d) All or a portion of this security was on loan to brokers at June 30, 2003.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
(f) The Fund's investment in mortgage-backed securities of the Federal National Mortgage Association and the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of this issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
(g)   Represents investments of securities lending collateral.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $7,049,278 or 2.1% of net assets.

 AUD  Australian Dollar
 CAD  Canadian Dollar
 EUR  Euro

                 See accompanying notes to financial statements.

              Government Securities Fund -- Schedule of Investments

Investments as of June 30, 2003 (unaudited)

                                                                      Moody's
 Principal                                                           Ratings (c)
  Amount      Description                                            (unaudited)     Value (a)
-----------------------------------------------------------------------------------------------
Bonds and Notes -- 97.6% of Total Net Assets
              Mortgage-Backed -- 15.9%
$   497,951   Federal Home Loan Mortgage Corp.
              7.500%, 4/01/2012 ..................................       Aaa       $    531,351
  4,818,519   Federal National Mortgage Association
              6.500%, with various maturities  to 2032 (d) .......       Aaa          5,024,902
    454,050   Federal National Mortgage Association
              7.500%, 12/01/2030 .................................       Aaa            482,414
  3,763,078   Government National Mortgage Association
              6.500%, 5/15/2031 ..................................       Aaa          3,955,419
  4,534,550   Government National Mortgage Association
              7.000%, with various maturities to 2031 (d) ........       Aaa          4,789,299
    374,318   Government National Mortgage Association
              7.500%, 4/15/2027 ..................................       Aaa            399,038
     54,560   Government National Mortgage Association
              8.500%, 2/15/2006 ..................................       Aaa             58,073
    116,641   Government National Mortgage Association
              9.000%, with various maturities  to 2009 (d) .......       Aaa            126,726
     45,969   Government National Mortgage Association
              9.500%, with various maturities  to 2009 (d) .......       Aaa             50,978
     33,158   Government National Mortgage Association
              10.000%, with various maturities to 2016 (d) .......       Aaa             38,104
      4,324   Government National Mortgage Association
              12.500%, 6/15/2014 .................................       Aaa              5,145
                                                                                   ------------
                                                                                     15,461,449
                                                                                   ------------
              U.S. Government -- 75.5%
 13,500,000   United States Treasury Bonds
              5.250%, 11/15/2028 .................................       Aaa         14,695,492
 15,000,000   United States Treasury Bonds
              7.250%, 5/15/2016 (e) ..............................       Aaa         19,948,830
 15,000,000   United States Treasury Bonds
              8.750%, with various maturities to 2020 (d) ........       Aaa         22,625,195
  4,000,000   United States Treasury Bonds, Zero Coupon
              11/15/2014 .........................................       Aaa          3,271,512
  8,977,020   United States Treasury Inflation Indexed Bonds
              3.500%, 1/15/2011 ..................................       Aaa         10,195,929
  2,500,000   United States Treasury Notes
              2.875%, 6/30/2004 ..................................       Aaa          2,545,507
                                                                                   ------------
                                                                                     73,282,465
                                                                                   ------------
              U.S. Government Agencies -- 6.2%
  5,000,000   Federal National Mortgage Association
              6.625%, 9/15/2009 ..................................       Aaa          5,999,080
                                                                                   ------------
              Total Bonds and Notes (Identified Cost $86,924,745)                    94,742,994
                                                                                   ------------
Short Term Investments -- 16.4%
  2,045,165   Repurchase Agreement with Investors Bank &
              Trust Co. dated 6/30/2003 at 0.75% to be
              repurchased at $2,045,165 on 7/01/2003,
              collateralized by $2,086,964 Government National
              Mortgage Bond, 5.625%, due 10/20/2023 valued
              at $2,147,423 ......................................                    2,045,165
    790,578   Bank of Montreal, 1.08%, due 7/02/2003(f) ..........                      790,578
  1,986,492   Bank of Montreal, 1.15%, due 7/09/2003(f) ..........                    1,986,492
    988,222   Bank of Nova Scotia, 1.05%, due  8/29/2003(f) ......                      988,222
  1,185,866   Bank of Nova Scotia, 1.16%, due 7/09/2003(f) .......                    1,185,866
    197,644   BNP Paribas, 1.03%, due 7/21/2003(f) ...............                      197,644
    395,289   Comerica Bank, 1.073%, due 11/19/2003(f) ...........                      395,289
    197,644   Credit Agricole Indosuez, 1.05%, due 8/26/2003(f) ..                      197,644
    395,289   Den Danske Bank, 1.04%, due 7/24/2003(f) ...........                      395,289

Short Term Investments -- (continued)
$ 1,383,511   Dreyfus Cash Management Plus Fund,
              1.102%, due 7/01/2003(f) ...........................                 $  1,383,511
    395,289   Liberty Lighthouse Funding,
              1.081%, due 7/14/2003(f) ...........................                      395,289
    152,489   Merrill Lynch Premier Institutional Fund,
              1.045%, due 7/01/2003(f) ...........................                      152,489
  2,845,121   Merrimac Cash Fund-Premium Class,
              1.052%, due 7/01/2003(f) ...........................                    2,845,121
  1,185,866   Royal Bank of Canada, 1.031%, due 7/07/2003(f) .....                    1,185,866
    790,578   Royal Bank of Scotland, 1.05%, due 7/28/2003(f) ....                      790,578
    988,222   Royal Bank of Scotland, 1.125%, due 7/01/2003(f) ...                      988,222
                                                                                   ------------
              Total Short Term Investments (Identified Cost
              $15,923,265)                                                           15,923,265
                                                                                   ------------
              Total Investments -- 114.0%
              (Identified Cost $102,848,010) (b) .................                  110,666,259
              Other assets less liabilities ......................                  (13,563,646)
                                                                                   ------------
              Total Net Assets -- 100% ...........................                 $ 97,102,613
                                                                                   ============
(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:

      At June 30, 2003, the net unrealized appreciation on
      investments based on cost of $103,584,154 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost .........                 $  7,109,114
      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value .........                      (27,009)
                                                                                   ------------
      Net unrealized appreciation ................................                 $  7,082,105
                                                                                   ============

      At December 31, 2002, the Fund had a capital loss carryover of approximately $9,880,837 of which $3,530,050 expires on December 31, 2004, $5,687,678 expires on December 31, 2007 and $663,109 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

      For the year ended December 31, 2002, the Fund has elected to defer $58,306 of capital losses attributable to Post-October losses.

(c) The ratings shown are believed to be the most recent ratings available at June 30, 2003. Securities are generally rated at the time of issuance. Rating agencies may revise their ratings from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2003. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d) The Fund's investment in mortgage-backed securities of the Federal National Mortgage Association and the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of this issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
(e)   All or a portion of this security was on loan to brokers at June 30, 2003.
(f)   Represents investments of securities lending collateral.

                 See accompanying notes to financial statements.

                   High Income Fund -- Schedule of Investments

Investments as of June 30, 2003 (unaudited)

                                                          Moody's
Principal                                               Ratings (c)
  Amount     Description                                (unaudited)   Value (a)
--------------------------------------------------------------------------------
Bonds and Notes -- 97.3% of Total Net Assets
             Airlines -- 3.3%
$  150,000   Continental Airlines, Inc
             8.000%, 12/15/2005 (d) .................         B3      $  134,250
   225,000   Continental Airlines, Inc., Class C-2
             7.434%, 9/15/2004 ......................         B2         198,522
 1,000,000   Delta Air Lines, Inc.
             8.300%, 12/15/2029 .....................        Ba3         705,000
   800,000   Northwest Airlines, Inc.
             7.625%, 3/15/2005 (d) ..................         B2         676,000
                                                                      ----------
                                                                       1,713,772
                                                                      ----------
             Automotive -- 4.0%
   400,000   Cummins, Inc.
             7.125%, 3/01/2028 ......................        Ba2         358,000
 1,000,000   Dana Corp.
             9.000%, 8/15/2011 (d) ..................        Ba3       1,082,500
   100,000   General Motors Corp.
             8.375%, 7/15/2033 ......................       Baa1          98,113
   550,000   Navistar International Corp.
             8.000%, 2/01/2008 (d) ..................         B2         550,000
                                                                      ----------
                                                                       2,088,613
                                                                      ----------
             Beverages, Food & Tobacco -- 1.2%
   150,000   Altria Group, Inc.
             6.800%, 12/01/2003 .....................       Baa2         150,746
   300,000   Gruma SA
             7.625%, 10/15/2007 (yankee) ............        Ba2         327,750
   145,000   Smithfield Foods, Inc., 144A
             7.750%, 5/15/2013 ......................        Ba2         155,512
                                                                      ----------
                                                                         634,008
                                                                      ----------
             Chemicals -- 6.7%
   350,000   Borden Chemical, Inc.
             7.875%, 2/15/2023 ......................         B1         227,500
   100,000   Borden Chemical, Inc.
             9.200%, 3/15/2021 ......................         B1          65,500
   100,000   Borden Chemical, Inc.
             9.250%, 6/15/2019 ......................         B1          64,000
   225,000   Equistar Chemicals LP
             6.500%, 2/15/2006 ......................         --         214,875
   585,000   Ethyl Corp., 144A
             8.875%, 5/01/2010 ......................         B2         596,700
   400,000   FMC Corp.
             10.250%, 11/01/2009 ....................        Ba2         450,000
 1,000,000   Huntsman International LLC
             10.125%, 7/01/2009 .....................       Caa1         960,000
   750,000   IMC Global, Inc.
             11.250%, 6/01/2011 .....................        Ba1         780,000
   155,000   Lyondell Chemical Co.
             9.625%, 5/01/2007 ......................        Ba3         151,900
                                                                      ----------
                                                                       3,510,475
                                                                      ----------
             Commercial Services -- 1.9%
   250,000   Corrections Corp. of America
             7.500%, 5/01/2011 ......................         B2         261,250
   750,000   United Rentals, Inc.
             9.250%, 1/15/2009 (d) ..................         B2         738,750
                                                                      ----------
                                                                       1,000,000
                                                                      ----------
             Communications -- 13.3%
$   75,000   American Tower Corp., Class A
             5.000%, 2/15/2010 ......................       Caa1      $   64,125
   300,000   COLT Telecom Group PLC
             0/12.000%, 12/15/2006 (d) (e) ..........         B3         303,000
   450,000   CommScope, Inc.
             4.000%, 12/15/2006 .....................        Ba3         407,250
   750,000   Juniper Networks, Inc.
             4.750%, 3/15/2007 ......................         B2         707,812
   460,000   Lucent Technologies, Inc.
             6.450%, 3/15/2029 ......................         B2         315,675
 1,000,000   Nextel Communications, Inc.
             9.500%, 2/01/2011 ......................         B3       1,107,500
   350,000   Nextel Communications, Inc.
             9.750%, 10/31/2007 .....................         B3         362,250
   425,000   Nortel Networks Corp.
             4.250%, 9/01/2008 ......................         B3         358,062
 1,890,000   Qwest Capital Funding, Inc.
             7.750%, 2/15/2031 ......................        Ba2       1,474,200
   850,000   Rogers Wireless Communications, Inc.
             8.800%, 10/01/2007 .....................        Ba1         868,062
   925,000   Sprint Capital Corp.
             6.875%, 11/15/2028 .....................       Baa3         937,719
                                                                      ----------
                                                                       6,905,655
                                                                      ----------
             Computers -- 0.3%
   180,000   Maxtor Corp.
             5.750%, 3/01/2012 ......................       Caa1         144,000
                                                                      ----------
             Containers & Packaging -- 0.6%
   300,000   Owens-Illinois Glass Container, North
             America, 144A
             7.750%, 5/15/2011 ......................         B1         317,250
                                                                      ----------
             Electric Utilities -- 6.8%
   190,000   AES Corp. (The)
             8.500%, 11/01/2007 (d) .................       Caa1         180,500
   200,000   AES Corp. (The)
             8.875%, 2/15/2011 (d) ..................        Ba3         195,500
   200,000   Empresa Nacional de Electricidad SA
             7.875%, 2/01/2027 ......................       Baa1         180,080
   525,000   Enersis SA
             7.400%, 12/01/2016 (yankee) ............        Ba3         517,109
   240,000   ESI Tractebel Acquisition Corp.
             7.990%, 12/30/2011 .....................        Ba1         240,300
 1,367,550   Panda Funding Corp.
             11.625%, 8/20/2012 .....................        Ba3       1,080,364
   290,065   Salton Sea Funding Corp.
             7.840%, 5/30/2010 ......................        Ba3         306,019
   51,718    Salton Sea Funding Corp.
             8.300%, 5/30/2011 ......................        Ba3          55,597
   436,006   South Point Energy Center LLC/Broad
             River Energy LLC/Rockgen Energy LLC,144A
             8.400%, 5/30/2012 ......................         B1         433,826
   210,000   Southern California Edison Co.
             7.125%, 7/15/2025 ......................        Ba2         213,937
   150,000   Southern California Edison Co.
             7.625%, 1/15/2010 ......................        Ba3         158,062
                                                                      ----------
                                                                       3,561,294
                                                                      ----------

                 See accompanying notes to financial statements.

Investments as of June 30, 2003 (unaudited)

                                                          Moody's
Principal                                               Ratings (c)
  Amount     Description                                (unaudited)    Value (a)
--------------------------------------------------------------------------------
             Electronics -- 3.0%
$1,050,000   Celestica, Inc., Zero Coupon
             8/01/2020 ..............................       Ba2       $  548,625
   125,000   Cypress Semiconductor Corp.
             3.750%, 7/01/2005 ......................       Ba3          124,687
   350,000   Kulicke & Soffa Industries, Inc.
             4.750%, 12/15/2006 .....................        B3          277,812
   525,000   LSI Logic Corp.
             4.000%, 11/01/2006 .....................        --          488,250
   250,000   Sanmina-SCI Corp., Zero Coupon
             9/12/2020 ..............................       Ba2          120,000
                                                                      ----------
                                                                       1,559,374
                                                                      ----------

             Entertainment & Leisure -- 2.4%
   475,000   Park Place Entertainment Corp.
             8.125%, 5/15/2011 (d) ..................       Ba2          521,312
   300,000   Royal Caribbean Cruises, Ltd.
             7.500%, 10/15/2027 .....................       Ba2          265,500
   500,000   Six Flags, Inc.
             8.875%, 2/01/2010 ......................        B2          480,000
                                                                      ----------
                                                                       1,266,812
                                                                      ----------

             Environmental Control -- 0.2%
   110,000   Allied Waste North America, Inc.
             8.500%, 12/01/2008 .....................       Ba3          118,250
                                                                      ----------

             Financial Services -- 0.8%
   300,000   Ford Motor Credit Co.
             7.250%, 10/25/2011 .....................        A3          308,422
   100,000   General Motors Acceptance Corp.
             6.875%, 8/28/2012 (d) ..................        A3           99,766
                                                                      ----------
                                                                         408,188
                                                                      ----------

             Food Retailers -- 0.6%
   150,000   Delhaize America, Inc.
             9.000%, 4/15/2031 ......................       Baa3         165,000
   125,000   Domino's, Inc., 144A
             8.250%, 7/01/2011 ......................        B3          129,062
                                                                      ----------
                                                                         294,062
                                                                      ----------

             Foreign Governments -- 2.1%
   150,000   Dominican Republic, 144A
             9.040%, 1/23/2013 ......................       Ba2          135,750
 1,000,000   Republic of Brazil
             9.375%, 4/07/2008 ......................        B1          985,000
                                                                      ----------
                                                                       1,120,750
                                                                      ----------

             Forest Products & Paper -- 6.4%
   250,000   Abitibi-Consolidated, Inc.
             8.500%, 8/01/2029 ......................       Baa3         256,166
 1,000,000   Georgia-Pacific Corp.
             9.500%, 12/01/2011 (d) .................       Ba1        1,101,250
 1,000,000   Georgia-Pacific Corp.
             9.875%, 11/01/2021 .....................       Ba1        1,010,000
   350,000   Pope & Talbot, Inc.
             8.375%, 6/01/2013 ......................       Ba3          337,750
   635,000   Tembec Industries, Inc.
             7.750%, 3/15/2012 ......................       Ba1          615,950
                                                                      ----------
                                                                       3,321,116
                                                                      ----------

             Health Care Providers-- 0.7%
$ 150,000    HCA, Inc.
             7.500%, 12/15/2023 .....................       Ba1       $  153,635
  200,000    HCA, Inc., Medium Term Note
             7.580%, 9/15/2025 ......................       Ba1          208,280
                                                                      ----------
                                                                         361,915
                                                                      ----------

             Heavy Machinery -- 1.1%
   250,000   Case Corp.
             7.250%, 8/01/2005 ......................       Ba2          250,313
   350,000   Case Credit Corp.
             6.750%, 10/21/2007 .....................       Ba2          337,750
                                                                      ----------
                                                                         588,063
                                                                      ----------

             Home Construction, Furnishings &
             Appliances -- 2.1%
   475,000   D.R. Horton, Inc.
             7.875%, 8/15/2011 ......................       Ba1          524,875
   500,000   K. Hovnanian Enterprises, Inc.
             8.000%, 4/01/2012 ......................       Ba3          545,000
                                                                      ----------
                                                                       1,069,875
                                                                      ----------

             Industrial - Diversified -- 1.8%
   110,000   Corning, Inc.
             3.500%, 11/01/2008 (d) .................       BAA3         118,113
   225,000   Corning, Inc.
             6.750%, 9/15/2013 ......................       Ba2          236,531
   265,000   Corning, Inc., Zero Coupon
             11/08/2015 .............................       Ba2          196,763
   350,000   Tyco International Group SA
             6.750%, 2/15/2011 ......................       Ba2          371,000
                                                                      ----------
                                                                         922,407
                                                                      ----------

             Insurance -- 0.8%
   200,000   Provident Cos., Inc.
             7.250%, 3/15/2028 ......................       Baa3         197,000
   200,000   UnumProvident Corp.
             7.375%, 6/15/2032 ......................       Baa3         198,000
                                                                      ----------
                                                                         395,000
                                                                      ----------

             Lodging -- 5.7%
   300,000   Felcor Lodging LP
             0/8.500%, 6/01/2011 (e) ................        B1          302,250
   750,000   Host Marriott LP
             9.250%, 10/01/2007 .....................       Ba2          806,250
   851,000   La Quinta Corp.
             7.000%, 8/15/2007 ......................       Ba3          866,956
   300,000   La Quinta Inns, Inc. Medium Term Note
             7.330%, 4/01/2008 ......................       Ba3          306,000
   650,000   Starwood Hotels & Resorts
             Worldwide, Inc.
             0/7.875%, 5/01/2012 (d) (e) ............       Ba1          711,750
                                                                      ----------
                                                                       2,993,206
                                                                      ----------

             Media - Broadcasting &
             Publishing -- 3.7%
   900,000   CSC Holdings, Inc.
             7.875%, 12/15/2007 .....................       Ba2          920,250
   150,000   Dex Media East LLC
             12.125%, 11/15/2012 ....................        B3          177,375
   225,000   R.H. Donnelley Financial Corp. I, 144A
             10.875%, 12/15/2012 ....................        B2          262,125
   150,000   Rogers Communications, Inc.
             2.000%, 11/26/2005 .....................       Ba1          135,938
   400,000   TCI Communications, Inc.
             7.125%, 2/15/2028 ......................       Baa2         440,964
                                                                      ----------
                                                                       1,936,652
                                                                      ----------

                 See accompanying notes to financial statements.

Investments as of June 30, 2003 (unaudited)

                                                          Moody's
Principal                                               Ratings (c)
  Amount     Description                                (unaudited)    Value (a)
--------------------------------------------------------------------------------

             Metals -- 0.2%
$  125,000   MascoTech, Inc.
             4.500%, 12/15/2003 .....................        B3      $   121,875

             Office/Business Equipment -- 0.9%
   200,000   Xerox Corp.
             7.625%, 6/15/2013 ......................        B1          200,250
   300,000   Xerox Corp., Medium Term Note
             7.200%, 4/01/2016 ......................        B1          288,000
                                                                     -----------
                                                                         488,250
                                                                     -----------

             Oil & Gas -- 9.5%
   275,000   Chesapeake Energy Corp.
             8.125%, 4/01/2011 ......................        B1          296,313
   150,000   Chesapeake Energy Corp.
             9.000%, 8/15/2012 ......................       Ba3          167,250
   100,000   Chesapeake Energy Corp., 144A
             7.500%, 9/15/2013 ......................       Ba3          106,250
   325,000   CITGO Petroleum Corp., 144A
             11.375%, 2/01/2011 .....................       Ba3          362,375
   700,000   El Paso CGP Co.
             6.500%, 6/01/2008 ......................       Baa2         626,500
   275,000   Grant Prideco Escrow Corp.
             9.000%, 12/15/2009 .....................       Ba3          305,250
   155,000   Nuevo Energy Co.
             9.500%, 6/01/2008 ......................        B2          162,556
   100,000   Parker Drilling Co.
             5.500%, 8/01/2004 (d) ..................        B3           99,000
   200,000   PDVSA Finance, Ltd.
             7.400%, 8/15/2016 (yankee) .............       Baa2         163,000
   500,000   PDVSA Finance, Ltd.
             9.375%, 11/15/2007 .....................       Baa2         490,000
   300,000   Pioneer Natural Resources Co.
             7.200%, 1/15/2028 ......................       Ba1          327,641
   400,000   Premcor Refining Group (The), Inc., 144A
             7.500%, 6/15/2015 ......................       Ba3          394,000
   400,000   Swift Energy Co.
             9.375%, 5/01/2012 ......................        B3          435,000
   920,000   Trico Marine Services, Inc.
             8.875%, 5/15/2012 ......................        B2          791,200
   105,000   Williams Cos. (The), Inc.
             7.500%, 1/15/2031 ......................        B3           99,225
    50,000   Williams Cos. (The), Inc.
             7.875%, 9/01/2021 ......................        B3           48,750
    75,000   Williams Cos., Inc.
             7.125%, 9/01/2011 (d) ..................       Baa3          73,125
                                                                     -----------
                                                                       4,947,435
                                                                     -----------

             Pharmaceuticals -- 2.0%
   250,000   Genzyme Corp.
             3.000%, 5/15/2021 ......................        --          249,375
   425,000   Human Genome Sciences, Inc.
             3.750%, 3/15/2007 ......................        --          350,625
   125,000   ICN Pharmaceuticals, Inc.
             6.500%, 7/15/2008 ......................        B1          123,750
   255,000   IVAX Corp.
             4.500%, 5/15/2008 ......................        --          247,350
   110,000   Vertex Pharmaceuticals, Inc.
             5.000%, 9/19/2007 ......................        --           91,988
                                                                     -----------
                                                                       1,063,088
                                                                     -----------

             REITs - Office Buildings -- 2.5%
$1,000,000   Crescent Real Estate Equities LP
             9.250%, 4/15/2009 ......................       Ba3      $ 1,078,300
   200,000   TriNet Corporate Realty Trust, Inc.
             7.700%, 7/15/2017 ......................       Ba1          206,500
                                                                     -----------
                                                                       1,284,800
                                                                     -----------

             Retailers -- 5.1%
   800,000   Dillard's, Inc.
             7.750%, 7/15/2026 ......................       Ba3          706,000
   800,000   Foot Locker, Inc.
             8.500%, 1/15/2022 ......................        B3          833,000
 1,000,000   J.C. Penney Co., Inc.
             8.125%, 4/01/2027 ......................       Ba3          960,000
   150,000   J.C. Penney Co., Inc.
             8.250%, 8/15/2022 ......................       Ba3          147,000
                                                                     -----------
                                                                       2,646,000
                                                                     -----------

             Semiconductors -- 0.7%
   380,000   Lam Research Corp.
             4.000%, 6/01/2006 ......................        --          369,075
                                                                     -----------

             Telephone Systems -- 1.5%
   700,000   Philippine Long Distance Telephone Co.
             10.500%, 4/15/2009 .....................       Ba3          756,133
                                                                     -----------

             Textiles, Clothing & Fabrics -- 2.6%
   905,000   Phillips Van-Heusen Corp.
             7.750%, 11/15/2023 .....................       Ba2          909,525
   400,000   Russell Corp.
             9.250%, 5/01/2010 ......................        B1          436,000
                                                                     -----------
                                                                       1,345,525
                                                                     -----------

             Toys/Games/Hobbies -- 1.1%
   600,000   Hasbro, Inc.
             6.600%, 7/15/2028 ......................       Ba3          583,500
                                                                     -----------

             Transportation -- 1.7%
   850,000   Grupo Transportacion Ferroviaria
             Mexicana SA de CV
             0/11.750%, 6/15/2009 (yankee)(e) .......        B1          867,000
                                                                     -----------

             Total Bonds and Notes (Identified Cost
             $46,567,710) ...........................                 50,703,418
                                                                     -----------

   Shares
--------------------------------------------------------------------------------
Preferred Stocks -- 0.1%
             Entertainment & Leisure -- 0.1%
     3,000   Six Flags, Inc., 7.25%, 8/15/2009 ......                     59,100
                                                                      ----------
             Total Preferred Stocks (Identified Cost
             $59,303) ...............................                     59,100
                                                                      ----------

Principal
  Amount
--------------------------------------------------------------------------------
Short Term Investments -- 14.5%
$  467,988   Repurchase Agreement with Investors
             Bank & Trust Co. dated 6/30/2003 at
             0.75% to be repurchased at $467,998 on
             7/01/2003, collateralized by $491,892
             Federal National Mortgage Bond, 3.208%,
             due 3/25/2009 valued at $494,661 .......                    467,988
   402,019   Bank of Montreal, 1.08%, due
             7/02/2003(f) ...........................                    402,019
 1,010,158   Bank of Montreal, 1.15%, due
             7/09/2003(f) ...........................                  1,010,158
   502,524   Bank of Nova Scotia, 1.05%, due
             8/29/2003(f) ...........................                    502,524
   603,029   Bank of Nova Scotia, 1.16%, due
             7/09/2003(f) ...........................                    603,029
   100,505   BNP Paribas, 1.03%, due
             7/21/2003(f) ...........................                    100,505

                 See accompanying notes to financial statements.

Investments as of June 30, 2003 (unaudited)

Principal
  Amount     Description                                              Value (a)
--------------------------------------------------------------------------------
Short Term Investments -- (continued)
$  201,010   Comerica Bank, 1.073%,
             due 11/19/2003(f) ......................               $   201,010
   100,505   Credit Agricole Indosuez,
             1.05%, due 8/26/2003(f) ................                   100,505
   201,010   Den Danske Bank, 1.04%,
             due 7/24/2003(f) .......................                   201,010
   703,534   Dreyfus Cash Management Plus Fund,
             1.102%, due 7/01/2003(f) ...............                   703,534
   201,010   Liberty Lighthouse Funding,
             1.081%, due 7/14/2003(f) ...............                   201,010
    77,542   Merrill Lynch Premier Institutional Fund,
             1.045%, due 7/01/2003(f) ...............                    77,542
 1,446,782   Merrimac Cash Fund-Premium Class,
             1.052%, due 7/01/2003(f) ...............                 1,446,782
   603,029   Royal Bank of Canada,
             1.031%, due 7/07/2003(f) ...............                   603,029
   402,019   Royal Bank of Scotland,
             1.05%, due 7/28/2003(f) ................                   402,019
   502,524   Royal Bank of Scotland,
             1.125%, due 7/01/2003(f) ...............                   502,524
                                                                    -----------
             Total Short Term Investments (Identified
             Cost $7,525,188) .......................                 7,525,188
                                                                    -----------

             Total Investments -- 111.9%
             (Identified Cost $54,152,201) (b) ......                58,287,706
             Other assets less liabilities ..........                (6,193,837)
                                                                    -----------
             Total Net Assets -- 100% ...............               $52,093,869
                                                                    ===========

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At June 30, 2003, the net unrealized
     appreciation on investments based on
     cost of $54,174,832 for federal income
     tax purposes was as follows:
     Aggregate gross unrealized appreciation for all
     investments in which there is an excess
     of value over tax cost .........................               $ 4,930,793
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax
     cost over value ................................                  (817,920)
                                                                    -----------
     Net unrealized appreciation ....................               $ 4,112,873
                                                                    ===========

     At December 31, 2002, the Fund had a capital loss carryover of approximately $88,753,460 of which $1,019,386 expires on December 31, 2004, $918,790 expires on December 31, 2007, $16,613,930 expires on December 31, 2008, $43,374,721 expires on December 31, 2009 and $26,826,633 expires on
     December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer $256,493 of capital losses attributable to Post-October losses.

(c) The ratings shown are believed to be the most recent ratings available at June 30, 2003. Securities are generally rated at the time of issuance. Rating agencies may revise their ratings from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2003. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d)  All or a portion of this security was on loan to brokers at June 30, 2003.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
(f)  Represents investments of securities lending collateral.

REIT Real Estate Investment Trust
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $2,892,850 or 5.6% of net assets.

                 See accompanying notes to financial statements.

          Limited Term U.S. Government Fund -- Schedule of Investments

Investments as of June 30, 2003 (unaudited)

                                                        Moody's
 Principal                                            Ratings (c)
  Amount     Description                              (unaudited)    Value (a)
-------------------------------------------------------------------------------
Bonds and Notes -- 99.4% of Total Net Assets
             Asset-Backed -- 2.4%
$1,845,000   EQCC Home Equity Loan Trust
             6.134%, 7/20/2028 ....................       Aaa      $  1,949,870
 1,675,000   Residential Funding Mortgage
             Securities II
             5.420%, 2/25/2016 ....................       Aaa         1,763,083
                                                                   ------------
                                                                      3,712,953
                                                                   ------------
             Mortgage-Backed -- 69.2%
 2,988,961   Federal Home Loan Mortgage Corp.
             5.000%, 5/01/2018 ....................       Aaa         3,089,807
 1,412,688   Federal Home Loan Mortgage Corp.
             7.000%, 2/01/2016 ....................       Aaa         1,500,669
    12,998   Federal Home Loan Mortgage Corp.
             7.500%, 6/01/2026 ....................       Aaa            13,875
   207,374   Federal Home Loan Mortgage Corp
             8.000%, with various maturities to
             2015 (d) .............................       Aaa           218,607
    10,837   Federal Home Loan Mortgage Corp.
             10.000%, 7/01/2019  ..................       Aaa            12,391
 1,318,585   Federal Home Loan Mortgage Corp.
             11.500%, with various maturities to
             2020 (d) .............................       Aaa         1,517,260
37,256,633   Federal National Mortgage Association
             5.500%, with various maturities to
             2033 (d) .............................       Aaa        38,804,559
20,657,995   Federal National Mortgage Association
             6.000%, with various maturities to
             2032 (d) .............................       Aaa        21,550,307
11,804,158   Federal National Mortgage Association
             6.500%, with various maturities to
             2032 (d) .............................       Aaa        12,336,248
 1,176,717   Federal National Mortgage Association
             7.000%, with various maturities to
             2022 (d) .............................       Aaa         1,255,615
 5,141,072   Federal National Mortgage Association
             7.500%, with various maturities to
             2032 (d) .............................       Aaa         5,471,176
   491,736   Federal National Mortgage Association
             8.000%, with various maturities to
             2016 (d) .............................       Aaa           527,828
 6,512,555   Government National Mortgage
             Association 6.000%, with various
             maturities to 2033 (d) ...............       Aaa         6,815,204
 4,809,189   Government National Mortgage
             Association 6.500%, with various
             maturities to 2033 (d) ...............       Aaa         5,024,174
 5,027,895   Government National Mortgage
             Association 7.000%, with various
             maturities to 2031 (d) ...............       Aaa         5,315,547
 2,445,980   Government National Mortgage
             Association 8.000%, 10/15/2029 .......       Aaa         2,640,698
    30,774   Government National Mortgage
             Association 12.500%, with various
             maturities to 2015 (d) ...............       Aaa            36,705
   308,601   Government National Mortgage
             Association 16.000%, with various
             maturities to 2012 (d) ...............       Aaa           376,691
   119,400   Government National Mortgage
             Association 17.000%, with various
             maturities to 2011 (d) ...............       Aaa           148,360
   542,660   Residential Asset Securitization Trust
             5.820%, 1/25/2027 ....................       Aaa           544,645
                                                                   ------------
                                                                    107,200,366
                                                                   ------------
             Supranational -- 3.1%
 3,210,000   Inter-American Development Bank Bonds
             12.250%, 12/15/2008 ..................       Aaa         4,741,507
                                                                   ------------
             U.S. Government -- 15.5%
 5,800,000   United States Treasury Notes
             4.375%, 8/15/2012 (e) ................       Aaa         6,218,917
 4,000,000   United States Treasury Notes
             4.875%, 2/15/2012 ....................       Aaa         4,446,248
 3,800,000   United States Treasury Notes
             5.000%, 8/15/2011 ....................       Aaa      $  4,262,532
$  950,000   United States Treasury Notes
             6.250%, 2/15/2007 ....................       Aaa         1,092,500
 2,000,000   United States Treasury Notes
             6.500%, 10/15/2006 ...................       Aaa         2,297,812
   500,000   United States Treasury Notes
             6.500%, 5/15/2005 ....................       Aaa           548,360
 4,500,000   United States Treasury Notes
             7.000%, 7/15/2006 ....................       Aaa         5,201,015
                                                                   ------------
                                                                     24,067,384
                                                                   ------------

             U.S. Government Agencies -- 9.2%
 5,000,000   Federal Home Loan Mortgage Corp.
             5.750%, 4/15/2008 ....................       Aaa         5,713,510
 3,000,000   Federal National Mortgage Association
             5.500%, 5/02/2006 ....................       Aa2         3,293,625
 3,825,000   Federal National Mortgage Association
             6.000%, 12/15/2005 ...................       Aaa         4,229,096
 1,000,000   Federal National Mortgage Association
             7.000%, 7/15/2005 ....................       Aaa         1,111,180
                                                                   ------------
                                                                     14,347,411
                                                                   ------------
             Total Bonds and Notes ................
             (Identified Cost $150,520,130)                         154,069,621
                                                                   ------------
Short Term Investments -- 6.2%

 3,191,166   Repurchase Agreement with Investors
             Bank & Trust Co. dated 6/30/2003 at
             0.75% to be repurchased at $3,191,231
             on 7/01/2003, collateralized by
             $3,128,874 Federal National Mortgage
             Bond, 7.50%, due 3/01/2015 valued at
             $3,350,933 ...........................                   3,191,166
   366,632   Bank of Montreal, 1.08%, due
             7/02/2003(f) .........................                     366,632
   921,240   Bank of Montreal, 1.15%, due
             7/09/2003(f) .........................                     921,240
   458,290   Bank of Nova Scotia, 1.05%,
             due 8/29/2003(f) .....................                     458,290
   549,948   Bank of Nova Scotia, 1.16%,
             due 7/09/2003(f) .....................                     549,948
    91,658   BNP Paribas, 1.03%, due
             7/21/2003(f) .........................                      91,658
   183,316   Comerica Bank, 1.073%, due
             11/19/2003(f) ........................                     183,316
    91,658   Credit Agricole Indosuez,
             1.05%, due 8/26/2003(f)...............                      91,658
   183,316   Den Danske Bank, 1.04%, due
             7/24/2003(f)..........................                     183,316
   641,606   Dreyfus Cash Management Plus Fund,
             1.102%, due 7/01/2003(f)..............                     641,606
   183,316   Liberty Lighthouse Funding, 1.081%,
             due 183,316 7/14/2003(f) .............                     183,316
    70,717   Merrill Lynch Premier Institutional
             Fund, 1.045%, due 7/01/2003(f) .......                      70,717
 1,319,432   Merrimac Cash Fund-Premium Class,
             1.052%, due 7/01/2003(f) .............                   1,319,432
   549,949   Royal Bank of Canada, 1.031%,
             due 7/07/2003(f)......................                     549,949
   366,632   Royal Bank of Scotland, 1.05%,
             due 7/28/2003(f)......................                     366,632
   458,290   Royal Bank of Scotland,
             1.125%, due 7/01/2003(f) ..............                    458,290
                                                                   ------------
             Total Short Term Investments
             (Identified Cost $9,627,166) .........                   9,627,166
                                                                   ------------
             Total Investments -- 105.6%
             (Identified Cost $160,147,296)(b).....                 163,696,787
             Other assets less liabilities ........                  (8,698,752)
                                                                   ------------
             Total Net Assets-- 100% ..............                $154,998,035
                                                                   ============

                 See accompanying notes to financial statements.

Investments as of June 30, 2003 (unaudited)

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At June 30, 2003, the net unrealized appreciation on
     investments based on cost of $161,062,401 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost..........   $2,863,345
     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value..........     (228,957)
                                                                    ----------
     Net unrealized appreciation.................................   $2,634,388
                                                                    ==========

     At December 31, 2002, the Fund had a capital loss carryover of approximately $22,866,796 of which $1,001,296 expires on December 31, 2003, $4,342,078 expires on December 31, 2004, $2,731,339 expires on December 31, 2005, $10,626,315 expires on December 31, 2007 and $4,165,768 expires on
     December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c) The ratings shown are believed to be the most recent ratings available at June30, 2003. Securites are generally rated at the time of issuance. Rating agencies may revise their ratings from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2003. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d) The Fund's investment in mortgage-backed securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of this issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
(e)  All or a portion of this security was on loan to brokers at June 30, 2003.
(f)  Represents investments of securities lending collateral.

                 See accompanying notes to financial statements.

                Strategic Income Fund -- Schedule of Investments

Investments as of June 30, 2003 (unaudited)

                                                          Moody's
 Principal                                              Ratings (c)
  Amount      Description                               (unaudited)    Value (a)
---------------------------------------------------------------------------------
Bonds and Notes -- 87.8% of Total Net Assets
              Convertible Bond -- 8.6%
              Canada -- 1.1%
$   500,000   Celestica, Inc., Zero Coupon
              8/01/2020 .............................      Ba2        $   261,250
  2,900,000   Nortel Networks Corp.
              4.250%, 9/01/2008 .....................       B3          2,443,250
    750,000   Rogers Communications, Inc.
              2.000%, 11/26/2005 ....................      Ba1            679,687
                                                                      -----------
                                                                        3,384,187
                                                                      -----------
              Netherlands -- 0.5%
  1,550,000   Infineon Technologies Holding BV
              4.250%, 2/06/2007, (EUR) ..............       --          1,549,085
                                                                      -----------
              United Kingdom -- 2.2%
    500,000   COLT Telecom Group PLC
              2.000%, 3/29/2006, (EUR) ..............       B3            477,416
  4,075,000   COLT Telecom Group PLC
              2.000%, 12/16/2006, (EUR) .............       B3          3,703,425
  2,660,000   COLT Telecom Group PLC
              2.000%, 4/03/2007, (EUR) ..............       --          2,386,850
                                                                      -----------
                                                                        6,567,691
                                                                      -----------
              United States -- 4.8%
    100,000   American Tower Corp., Class A
              5.000%, 2/15/2010 .....................      Caa1            85,500
    475,000   Amkor Technology, Inc.
              5.000%, 3/15/2007(d) ..................       B3            397,219
  1,000,000   Builders Transport, Inc.
              8.000%, 8/15/2005(e) (f) ..............       B3              1,250
    200,000   Builders Transport, Inc.
              6.500%, 5/01/2011(e) (f) ..............       --                250
    800,000   CommScope, Inc.
              4.000%, 12/15/2006 ....................      Ba3            724,000
    400,000   Corning, Inc.
              3.500%, 11/01/2008(d) .................      BAA3           429,500
  1,875,000   Corning, Inc., Zero Coupon
              11/08/2015 ............................      Ba2          1,392,187
    213,000   Dixie Group, Inc.
              7.000%, 5/15/2012 .....................       B3            132,060
    500,000   Genzyme Corp.
              3.000%, 5/15/2021 .....................       --            498,750
  1,600,000   Human Genome Sciences, Inc.
              3.750%, 3/15/2007 .....................       --          1,320,000
    500,000   ICN Pharmaceuticals, Inc.
              6.500%, 7/15/2008 .....................       B1            495,000
  1,415,000   IVAX Corp.
              4.500%, 5/15/2008 .....................       --          1,372,550
    450,000   Juniper Networks, Inc.
              4.750%, 3/15/2007 .....................       B2            424,687
    900,000   Kulicke & Soffa Industries, Inc.
              4.750%, 12/15/2006 ....................       B3            714,375
  1,000,000   Lam Research Corp.
              4.000%, 6/01/2006 .....................       --            971,250
  1,165,000   Loews Corp.
              3.125%, 9/15/2007 .....................       A3          1,105,294
    140,000   LSI Logic Corp.
              4.000%, 11/01/2006 ....................       --            130,200
    107,000   MascoTech, Inc.
              4.500%, 12/15/2003 ....................       B3            104,325

$ 2,422,000   Maxtor Corp.
              5.750%, 3/01/2012 .....................      Caa1       $ 1,937,600
    800,000   Nextel Communications, Inc.
              5.250%, 1/15/2010 .....................       B3            752,000
    100,000   Nextel Communications, Inc.
              6.000%, 6/01/2011 .....................       B3            104,625
    355,000   Richardson Electronics, Ltd.
              7.250%, 12/15/2006 ....................       B3            323,050
    895,000   Sanmina-SCI Corp., Zero Coupon
              9/12/2020 .............................      Ba2            429,600
    500,000   Yellow Corp.
              7.000%, 5/01/2011 .....................       B2            427,500
                                                                      -----------
                                                                       14,272,772
                                                                      -----------
              Total Convertible Bonds
              (Identified Cost $24,036,373) .........                  25,773,735
                                                                      -----------
Non-Convertible Bonds -- 79.2%
              Argentina -- 1.1%
  1,000,000   Cablevision SA
              13.750%, 4/30/2007(e) .................       Ca            330,000
  2,405,000   Pecom Energia SA, 144A
              8.125%, 7/15/2010 .....................       Ca          2,212,600
  3,500,000   Republic of Argentina
              8.875%, 3/01/2029(e) ..................       Ca            770,000
                                                                      -----------
                                                                        3,312,600
                                                                      -----------
              Brazil -- 4.8%
  2,542,858   Republic of Brazil
              8.000%, 4/15/2014(g) ..................       B1          2,218,644
  8,400,000   Republic of Brazil
              8.875%, 4/15/2024 .....................       B1          6,535,200
  6,308,000   Republic of Brazil
              10.125%, 5/15/2027 ....................       B1          5,503,730
                                                                      -----------
                                                                       14,257,574
                                                                      -----------
              Canada -- 16.0%
  8,505,000   British Columbia Province, Zero Coupon
              9/05/2020, (CAD) ......................      Aa2          2,359,871
  9,775,000   British Columbia Province, Zero Coupon
              8/19/2022, (CAD) ......................      Aa2          2,397,364
  10,000,00   British Columbia Province, Zero Coupon
              8/23/2024, (CAD) ......................      Aa2          2,162,140
  4,275,000   British Columbia Province, Zero Coupon
              11/19/2027, (CAD) .....................      Aa2            769,374
  8,100,000   Canadian Government
              3.500%, 6/01/2004, (CAD) ..............      Aaa          6,006,852
 13,540,000   Canadian Government
              6.000%, 9/01/2005, (CAD) ..............       --         10,595,774
  4,515,000   Canadian Government
              4.500%, 9/01/2007, (CAD) ..............       --          3,445,395
 17,135,000   Manitoba Province, Zero Coupon
              3/05/2031, (CAD) ......................       --          2,590,863
    500,000   New Brunswick FM Project, Inc.
              0/6.470%, 11/30/2027, (CAD)(h) ........       --            403,590
    500,000   Nortel Networks Corp.
              6.125%, 2/15/2006 .....................      Ba3            485,000
  1,550,000   Ontario Hydro Bank, Zero Coupon
              10/15/2021, (CAD) .....................      Aa3            400,884

                 See accompanying notes to financial statements.

Investments as of June 30, 2003 (unaudited)

                                                         Moody's
 Principal                                             Ratings (c)
   Amount     Description                              (unaudited)    Value (a)
--------------------------------------------------------------------------------
              Canada -- (continued)
$ 3,050,000   Ontario Province
              5.900%, 3/08/2006, (CAD) .............       --        $ 2,398,988
    750,000   Ontario Province, Zero
              Coupon 7/13/2022, (CAD) ..............       Aa3           185,535
  7,600,000   Ontario Province, Zero
              Coupon 6/02/2027, (CAD) ..............       Aa3         1,440,018
  8,800,000   Ontario Province, Zero
              Coupon 3/08/2029, (CAD) ..............       Aa3         1,515,613
    325,000   Rogers Cablesystems, Ltd.
              9.650%, 1/15/2014, (CAD) .............       --            251,845
  8,500,000   Saskatchewan Province,
              Zero Coupon 4/10/2014, (CAD) .........       Aa3         3,593,712
  8,250,000   Saskatchewan Province,
              Zero Coupon 2/04/2022, (CAD) .........       Aa3         2,097,387
  9,605,000   Saskatchewan Province,
              Zero Coupon 5/30/2025, (CAD) .........       Aa3         1,999,045
  3,750,000   Saskatchewan Province, Zero Coupon
              5.750%, 3/05/2029, (CAD) .............       Aa3         2,854,566
                                                                     -----------
                                                                      47,953,816
                                                                     -----------
              Cayman Islands -- 1.4%
    750,000   Enersis SA
              6.900%, 12/01/2006 ...................       Ba3           765,691
    750,000   Enersis SA, (yankee)
              7.400%, 12/01/2016 ...................       Ba3           738,727
  1,125,000   Enersis SA
              6.600%, 12/01/2026 ...................       Ba3         1,144,077
    250,000   PDVSA Finance, Ltd.
              9.375%, 11/15/2007 ...................      Baa2           245,000
  1,405,000   PDVSA Finance, Ltd.,
              (yankee) 7.400%, 8/15/2016 ...........      Baa2         1,145,075
                                                                     -----------
                                                                       4,038,570
                                                                     -----------
              Chile -- 0.3%
  1,050,000   Empresa Nacional de
              Electricidad SA 7.875%, 2/01/2027 ....      Baa1           945,420
                                                                     -----------
              Colombia -- 0.3%
    810,532   Transgas de Occidente SA,
              144A 9.790%, 11/01/2010 ..............       Ba2           834,848
                                                                     -----------
              Dominican Republic -- 0.3%
  1,000,000   Dominican Republic, 144A
              9.040%, 1/23/2013 ....................       Ba2           905,000
                                                                     -----------
              Ecuador -- 0.9%
  4,225,000   Republic of Ecuador, 144A
              0/5.000%, 8/15/2030(h) ...............      Caa2         2,577,250
                                                                     -----------
              Hong Kong -- 2.4%
  6,125,000   Bangkok Bank PCL, 144A
              9.025%, 3/15/2029 ....................       Ba2         7,035,953
                                                                     -----------
              Malaysia -- 2.2%
  1,750,000   Telekom Malaysia Berhad,
              144A 7.875%, 8/01/2025 ...............      Baa2         1,978,534
  4,300,000   Tenaga Nasional Berhad,
              144A 7.500%, 11/01/2025 ..............      Baa3         4,668,660
                                                                     -----------
                                                                       6,647,194
                                                                     -----------
              Mexico -- 5.5%
$   600,000   Grupo TMM SA de CV, (yankee)
              0/10.250%, 11/15/2006(e) (h) .........       B2        $   486,000
  5,960,000   Grupo Transportacion
              Ferroviaria
              Mexicana SA de CV, (yankee)
              0/11.750%, 6/15/2009(h) ..............       B1          6,079,200
  1,000,000   Petroleos Mexicanos, (yankee)
              9.250%, 3/30/2018 ....................      Baa1         1,200,000
  4,350,000   Petroleos Mexicanos, (yankee)
              9.500%, 9/15/2027 ....................      Baa1         5,372,250
  3,000,000   Petroleos Mexicanos, 144A,
              (yankee) 8.625%, 12/01/2023 ..........      Baa1         3,435,000
                                                                     -----------
                                                                      16,572,450
                                                                     -----------
              Norway -- 2.8%
 55,575,000   Kingdom of Norway
              6.750%, 1/15/2007, (NOK) .............       Aaa         8,424,745
                                                                     -----------
              Philippines -- 2.0%
  3,100,000   Bangko Sentral Ng Philipinas, (yankee)
              8.600%, 6/15/2027 ....................       Ba1         2,859,750
  1,750,000   Philippine Long Distance Telephone Co.
              8.350%, 3/06/2017 ....................       Ba3         1,504,447
  1,992,000   Quezon Power (Philippines), Ltd.,
              (yankee) 8.860%, 6/15/2017 ...........       Ba2         1,563,720
                                                                     -----------
                                                                       5,927,917
                                                                     -----------
              Republic of Korea -- 0.1%
    300,000   Samsung Electronics Co.,
              Ltd., 144A 7.700%, 10/01/2027 ........      Baa1           325,109
                                                                     -----------
              South Africa -- 1.6%
  11,405,00   Republic of South Africa
              12.500%, 12/21/2006, (ZAR) ...........       A2          1,670,730
  7,750,000   Republic of South Africa
              13.000%, 8/31/2010, (ZAR) ............       A2          1,266,800
 11,450,000   Republic of South Africa
              13.500%, 9/15/2015, (ZAR) ............       A2          1,974,085
                                                                     -----------
                                                                       4,911,615
                                                                     -----------
              Supranational -- 3.5%
  22,300,00   International Bank for Reconstruction
              & Development, Euro Medium Term Note,
              Zero Coupon 8/20/2007, (NZD) .........       Aaa        10,532,145
                                                                     -----------
              United Kingdom -- 0.2%
    500,000   Xerox Capital (Europe) PLC
              5.250%, 12/03/2004, (EUR) ............       --            572,324
                                                                     -----------
              United States -- 32.2%
    750,000   AES Corp. (The)
              8.375%, 3/01/2011, (GBP) .............       --          1,128,275
    500,000   AES Corp. (The)
              8.875%, 11/01/2027 ...................      Caa1           410,000
    750,000   American Airlines, Inc.
              7.024%, 10/15/2009 ...................      Baa3           715,981
  2,628,000   APL, Ltd.
              8.000%, 1/15/2024 ....................       --          1,681,920
  1,285,965   Atlas Air, Inc.
              7.680%, 1/02/2014 ....................      Caa1           456,517

                 See accompanying notes to financial statements.

Investments as of June 30, 2003 (unaudited)

                                                         Moody's
 Principal                                             Ratings (c)
   Amount      Description                             (unaudited)    Value (a)
--------------------------------------------------------------------------------
              United States -- (continued)
$   800,000   Bausch & Lomb, Inc.
              7.125%, 8/01/2028 ....................       Ba1       $   767,000
  1,250,000   Borden Chemical, Inc.
              9.200%, 3/15/2021 ....................       B1            818,750
  3,175,000   Borden Chemical, Inc.
              7.875%, 2/15/2023 ....................       B1          2,063,750
    500,000   Charter Communications
              Holdings LLC
              9.625%, 11/15/2009 ...................       Ca            365,000
    250,000   CITGO Petroleum Corp., 144A
              11.375%, 2/01/2011 ...................       Ba3           278,750
    100,000   Coastal Corp.
              6.950%, 6/01/2028 ....................      Caa1            79,500
    250,000   Continental Airlines, Inc.
              8.000%, 12/15/2005(d) ................       B3            223,750
    642,498   Continental Airlines, Inc.
              6.703%, 6/15/2021 ....................      Baa3           622,828
    250,000   Corning, Inc.
              7.000%, 3/15/2007 ....................       Ba2           250,312
    650,000   Corning, Inc.
              6.750%, 9/15/2013 ....................       Ba2           683,313
    350,000   Corning, Inc., Medium Term Note
              8.300%, 4/04/2025 ....................       Ba2           362,688
    250,000   CSC Holdings, Inc.
              8.125%, 7/15/2009 ....................       B1            258,125
    250,000   CSC Holdings, Inc.
              8.125%, 8/15/2009 ....................       B1            258,750
    400,000   CSC Holdings, Inc.
              7.875%, 2/15/2018 ....................       Ba2           406,000
    250,000   Dana Corp.
              9.000%, 8/15/2011, (EUR) .............       Ba3           301,980
    125,000   Dana Corp.
              7.000%, 3/15/2028 ....................       Ba3           108,906
  1,000,000   Dana Corp.
              7.000%, 3/01/2029 ....................       Ba3           871,250
    250,000   Delta Air Lines, Inc.
              10.125%, 5/15/2010 ...................       B3            201,250
  2,075,000   Delta Air Lines, Inc.
              8.300%, 12/15/2029 ...................       Ba3         1,462,875
    400,000   Dillard's, Inc.
              6.625%, 1/15/2018 ....................       Ba3           338,000
  1,500,000   Dillard's, Inc.
              7.750%, 7/15/2026 ....................       Ba3         1,323,750
  3,015,000   El Paso Corp.
              5.750%, 3/14/2006, (EUR) .............       Ba2         3,138,953
  7,000,000   Federal Home Loan Mortgage Corp.
              4.625%, 2/15/2007, (EUR) .............       Aaa         8,577,142
 34,000,000   Federal National Mortgage
              Association, Zero Coupon
              10/29/2007, (NZD) ....................       Aaa        15,855,429
  1,000,000   First Industrial LP
              7.600%, 7/15/2028 ....................      Baa2         1,103,114
  1,000,000   Foot Locker, Inc.
              8.500%, 1/15/2022 ....................       B3          1,041,250
    150,000   Ford Motor Co.
              6.625%, 10/01/2028 ...................      Baa1           124,815
    125,000   Ford Motor Credit Co.
              7.250%, 2/22/2005, (GBP) .............       A3            210,281
    250,000   Ford Motor Credit Co.
              6.875%, 2/01/2006 ....................       A3            265,150
$   475,000   Ford Motor Credit Co.
              5.800%, 1/12/2009 ....................       A3        $   472,082
  1,700,000   Georgia-Pacific Corp.
              7.375%, 12/01/2025 ...................       Ba1         1,496,000
    950,000   Georgia-Pacific Corp.
              7.250%, 6/01/2028 ....................       Ba3           831,250
  1,600,000   Georgia-Pacific Corp.
              7.750%, 11/15/2029 ...................       Ba1         1,448,000
    250,000   Hasbro, Inc.
              6.600%, 7/15/2028 ....................       Ba3           243,125
    500,000   HCA, Inc.
              7.500%, 12/15/2023 ...................       Ba1           512,116
    820,000   HCA, Inc.
              7.050%, 12/01/2027 ...................       Ba1           794,907
    500,000   HCA, Inc., Medium Term Note
              7.580%, 9/15/2025 ....................       Ba1           520,700
    250,000   HMH Properties, Inc.
              7.875%, 8/01/2008 ....................       Ba3           253,750
    820,000   IMC Global, Inc.
              6.550%, 1/15/2005 ....................       B2            852,800
  1,515,000   IMC Global, Inc.
              6.875%, 7/15/2007 ....................       B2          1,363,500
    355,000   IMC Global, Inc.
              7.375%, 8/01/2018 ....................       B2            271,575
  2,000,000   IMC Global, Inc.
              7.300%, 1/15/2028 ....................       Ba2         1,460,000
    900,000   J.C. Penney Co., Inc.
              7.650%, 8/15/2016 ....................       Ba3           877,500
    350,000   J.C. Penney Co., Inc.
              7.950%, 4/01/2017 ....................       Ba3           346,500
  1,553,000   J.C. Penney Co., Inc.
              8.250%, 8/15/2022 ....................       Ba3         1,521,940
    525,000   J.C. Penney Co., Inc.
              7.125%, 11/15/2023 ...................       Ba3           467,250
    250,000   J.C. Penney Co., Inc.
              8.125%, 4/01/2027 ....................       Ba3           240,000
    250,000   J.C. Penney Co., Inc. Medium Term Note
              6.875%, 10/15/2015 ...................       Ba3           233,900
    500,000   La Quinta Corp., 144A
              8.875%, 3/15/2011 ....................       Ba3           532,500
    770,000   Lucent Technologies, Inc.
              5.500%, 11/15/2008(d) ................      Caa1           646,800
  4,145,000   Lucent Technologies, Inc.
              6.450%, 3/15/2029 ....................       B2          2,844,506
     66,000   Missouri Pacific Railroad Co.
              4.250%, 1/01/2005 ....................       Ba1            67,796
    500,000   Missouri Pacific Railroad Co.
              5.000%, 1/01/2045 ....................       Ba1           348,750
    125,000   Motorola, Inc.
              6.500%, 11/15/2028 ...................      Baa2           126,875
  4,505,000   Nextel Communications, Inc.
              0/9.750%, 10/31/2007(h) ..............       B3          4,662,675
    750,000   Nextel Communications, Inc.
              9.375%, 11/15/2009(d) ................       B3            805,313
  1,400,000   Nextel Communications, Inc.
              9.500%, 2/01/2011 ....................       B3          1,550,500
  1,000,000   Northern Telecom Capital
              7.875%, 6/15/2026 ....................       B3            917,500

                 See accompanying notes to financial statements.

Investments as of June 30, 2003 (unaudited)

                                                         Moody's
 Principal                                             Ratings (c)
  Amount     Description                               (unaudited)    Value (a)
--------------------------------------------------------------------------------
             United States -- (continued)
$1,000,000   Phillips Van-Heusen Corp.
             7.750%, 11/15/2023 ....................      Ba2       $  1,005,000
   250,000   Pioneer Natural Resources Co.
             7.200%, 1/15/2028 .....................      Ba1            273,035
   775,000   Pioneer-Standard Electronics, Inc.
             0/9.500%, 8/01/2006(h) ................      Baa3           879,625
 1,000,000   ProLogis Trust
             7.625%, 7/01/2017 .....................      Baa1         1,175,399
 1,000,000   Provident Cos., Inc.
             7.250%, 3/15/2028 .....................      Baa3           985,000
   500,000   Qwest Capital Funding, Inc.
             7.000%, 8/03/2009(d) ..................      Caa2           411,250
   250,000   Qwest Capital Funding, Inc.
             7.900%, 8/15/2010 .....................      Caa2           208,750
 1,500,000   Qwest Capital Funding, Inc.
             7.750%, 2/15/2031 .....................      Ba2          1,170,000
   750,000   Qwest Corp.
             5.625%, 11/15/2008 ....................      Ba3            720,000
 1,000,000   Qwest Corp.
             7.500%, 6/15/2023 .....................      Ba3            960,000
   100,000   Qwest Corp.
             7.250%, 9/15/2025 .....................      Ba3             94,000
   250,000   Qwest Corp.
             8.875%, 6/01/2031 .....................      Ba3            262,500
   250,000   RCN Corp.
             10.125%, 1/15/2010(d) .................       Ca             95,000
   241,721   Salton Sea Funding Corp.
             7.840%, 5/30/2010 .....................      Ba3            255,015
 1,506,205   South Point Energy Center LLC/Broad
             River Energy LLC/Rockgen Energy
             LLC, 144A
             8.400%, 5/30/2012 .....................       B1          1,498,674
   500,000   Southern California Edison Co.
             6.375%, 1/15/2006 .....................      Ba3            509,375
   600,000   Southern California Edison Co.
             7.625%, 1/15/2010 .....................      Ba3            632,250
   230,000   Southern California Edison Co.
             7.125%, 7/15/2025 .....................      Ba2            234,313
   125,000   Southern California Edison Co.
             7.250%, 3/01/2026 .....................      Ba2            127,344
   750,000   Southern California Edison Co.
             6.650%, 4/01/2029 .....................      Ba3            700,313
   365,000   Sprint Capital Corp.
             7.900%, 3/15/2005 .....................      Baa3           395,887
   600,000   Sprint Capital Corp.
             6.125%, 11/15/2008 ....................      Baa3           651,196
   250,000   Sprint Capital Corp.
             6.875%, 11/15/2028 ....................      Baa3           253,438
   650,000   Tennessee Gas Pipeline
             7.500%, 4/01/2017 .....................       B1            667,875
   200,000   Tennessee Gas Pipeline Co.
             7.000%, 10/15/2028 ....................       B1            190,250
 2,000,000   Trico Marine Services, Inc.
             8.875%, 5/15/2012 .....................       B2          1,720,000
   250,000   United Rentals, Inc.
             9.500%, 6/01/2008(d) ..................       B2            251,250
   850,000   United Rentals, Inc.
             9.250%, 1/15/2009(d) ..................       B2            837,250
   300,000   UnumProvident Corp.
             7.375%, 6/15/2032 .....................      Baa3           297,000
$  500,000   Williams Cos. (The), Inc.
             7.875%, 9/01/2021 .....................       B3       $    487,500
 2,400,000   Williams Cos. (The), Inc.
             7.500%, 1/15/2031 .....................       B3          2,268,000
   500,000   Williams Cos., Inc.
             7.125%, 9/01/2011 .....................      Baa3           487,500
 1,600,000   Xerox Corp.
             3.500%, 2/04/2004, (EUR) ..............       B1          1,822,234
   155,000   Xerox Corp., Medium Term Note
             7.200%, 4/01/2016 .....................       B1            148,800
                                                                    ------------
                                                                      96,140,487
                                                                    ------------
             Uruguay -- 0.5%
 1,600,000   Republic of Uruguay
             7.500%, 3/15/2015 .....................       B3          1,248,000
   400,000   Republic of Uruguay
             7.875%, 1/15/2033 .....................       B3            266,000
                                                                    ------------
                                                                       1,514,000
                                                                    ------------
             Venezuela -- 1.1%
   205,000   Cerro Negro Finance, Ltd., 144A
             7.330%, 12/01/2009 ....................       B1            194,750
   500,000   Cerro Negro Finance, Ltd., 144A
             7.900%, 12/01/2020 ....................      Baa2           407,500
 3,640,000   Republic of Venezuela
             9.250%, 9/15/2027(d) ..................       B2          2,684,500
                                                                    ------------
                                                                       3,286,750
                                                                    ------------
             Total Non-Convertible Bonds
             (Identified Cost $210,127,168) ........                 236,715,767
                                                                    ------------
             Total Bonds and Notes
             (Identified Cost $234,163,541) ........                 262,489,502
                                                                    ------------

  Shares
--------------------------------------------------------------------------------
Preferred Stocks -- 3.9% of Total Net Assets
             Philippines -- 0.7%
    51,000   Philippine Long Distance
             Telephone Co., (GDR) ..................                   1,925,250
                                                                    ------------
             Thailand -- 0.0%
   122,000   Siam Commercial Bank PLC, 144A (THB) ..                     103,673
                                                                    ------------

             United States -- 3.2%
     5,000   Chesapeake Energy Corp ................                     378,750
    20,000   Cummins Capital Trust I ...............                   1,069,000
    17,700   Equity Residential ....................                     451,173
    24,550   Host Marriott Financial Trust .........                   1,018,825
    71,800   International Paper Capital Trust .....                   3,518,200
     7,145   La Quinta Properties ..................                     174,195
    22,500   Owens Corning Capital LLC(f) ..........                     112,500
    37,500   Pacific Gas & Electric Co.(f) .........                   1,106,250
     9,500   Southern California Edison Co .........                     953,563
     8,347   Union Pacific Capital Trust ...........                     434,044
     7,500   Western Gas Resources, Inc ............                     397,875
                                                                    ------------
                                                                       9,614,375
                                                                    ------------
             Total Preferred Stocks
             (Identified Cost $11,445,970) .........                  11,643,298
                                                                    ------------

                 See accompanying notes to financial statements.

 Shares   Description                                                 Value (a)
--------------------------------------------------------------------------------
Common Stocks -- 6.1%
            Indonesia -- 0.1%
6,786,500   PT Indah Kiat Pulp & Paper Corp.,
            (IDR) (e) ............................................   $   333,155
                                                                     -----------

            South Africa -- 2.3%
  546,475   Sappi, Ltd. (ADR) ....................................     6,748,966
                                                                     -----------

            Thailand -- 0.1%
  894,789   Loxley Co., Ltd ......................................       404,112
                                                                     -----------

            United States -- 3.6%
  162,900   Associated Estates Realty Corp........................     1,070,253
  182,500   Developers Diversified Realty Corp. (REIT) ...........     5,190,300
  117,700   Simon Property Group, Inc.............................     4,593,831
                                                                     -----------
                                                                      10,854,384
                                                                     -----------
            Total Common Stocks
            (Identified Cost $13,254,525) ........................    18,340,617
                                                                     -----------

Principal
 Amount
--------------------------------------------------------------------------------
Short Term Investments -- 3.0%
$2,240,815   Repurchase Agreement with Investors Bank & Trust Co.
             dated 6/30/2003 at 0.75% to be repurchased at
             $2,240,862 on 7/01/2003, collateralized by
             $2,284,785 Federal Home Loan Mortgage Bond,
             4.109%, due 8/02/2024
             valued at $2,353,169 ................................      2,240,815
   380,717   Bank of Montreal, 1.08%, due 7/02/2003(i)............        380,717
   956,631   Bank of Montreal, 1.15%, due 7/09/2003(i)............        956,631
   571,075   Bank of Nova Scotia, 1.16%, due 7/09/2003(i).........        571,075
   475,896   Bank of Nova Scotia, 1.05%, due 8/29/2003(i).........        475,896
   95,179    BNP Paribas, 1.03%, due 7/21/2003(i) ................         95,179
   190,359   Comerica Bank, 1.073%, due 11/19/2003(i) ............        190,359
   95,179    Credit Agricole Indosuez, 1.05%, due 8/26/2003(i)....         95,179
   190,359   Den Danske Bank, 1.04%, due 7/24/2003(i) ............        190,359
   666,255   Dreyfus Cash Management Plus Fund,
             1.102%, due 7/01/2003(i) ............................        666,255
   190,359   Liberty Lighthouse Funding,
             1.081%, due 7/14/2003(i) ............................        190,359
    73,434   Merrill Lynch Premier Institutional Fund,
             1.045%, due 7/01/2003(i) ............................         73,434
 1,370,119   Merrimac Cash Fund-Premium Class,
             1.052%, due 7/01/2003(i) ............................      1,370,119
   571,075   Royal Bank of Canada,
             1.031%, due 7/07/2003(i) ............................        571,075
   475,896   Royal Bank of Scotland,
             1.125%, due 7/01/2003(i) ............................        475,896
   380,717   Royal Bank of Scotland,
             1.05%, due 7/28/2003(i) .............................        380,717
                                                                     ------------
             Total Short Term Investments
             (Identified Cost $8,924,065) ........................      8,924,065
                                                                     ------------
             Total Investments -- 100.8%
             (Identified Cost $267,788,101) (b) ..................    301,397,482
             Other assets and liabilities ........................     (2,387,902)
                                                                     ------------
             Total Net Assets -- 100% ............................   $299,009,580
                                                                     ============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At June 30, 2003, the net unrealized appreciation on
     investments based on cost of $267,894,387 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments
        in which there is an excess of value over tax cost .......   $ 43,859,038
     Aggregate gross unrealized depreciation for all investments
        in which there is an excess of tax cost over value .......    (10,355,942)
                                                                     ------------
     Net unrealized appreciation .................................   $ 33,503,096
                                                                     ============

     At December 31, 2002, the Fund had a capital loss carryover of approximately $52,456,153 of which $13,337,197 expires on December 31, 2007, $6,500,127 expires on December 31, 2008, $10,848,517 expires on
     December 31, 2009 and $21,770,312 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer $2,276,305 of capital losses attributable to Post-October losses.

(c) The ratings shown are believed to be the most recent ratings available at June 30, 2003. Securities are generally rated at the time of issuance. Rating agencies may revise their ratings from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2003. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d)  All or a portion of this security was on loan to brokers at June 30, 2003.
(e)  Non-income producing security.
(f)  Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.
(g)  Pay in kind security.
(h) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date and rate.
(i)  Represents investments of securities lending collateral.

REIT Real Estate Investment Trust.

ADR/GDR An American Depositary Receipt (ADR) or Global Depositary Receipt (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $26,988,801 or 9.0% of net assets.

CAD - Canadian Dollar
EUR - Euro
GBP - British Pound
IDR - Indonesian Rupiah
NOK - Norwegian Krone
NZD - New Zealand Dollars
THB - Thai Baht
ZAR - South African Rand

Industry Holdings at June 30, 2003
----------------------------------
Government                 21.1%
Communications              9.8
Oil & Gas                   8.3
U.S. Government Agencies    8.2
Foreign Governments         6.6
Electric Utilities          5.2
Forest Products & Paper     4.9
Supranational               3.5
Banking                     3.4
Transportation              3.1
Chemicals                   2.4
Retailers                   2.1
Other, less than 2% each   19.2

                 See accompanying notes to financial statements.

                       Statements of Assets & Liabilities

June 30, 2003 (unaudited)

                                                                         Bond Income      Government      High Income
                                                                            Fund        Securities Fund      Fund
                                                                         ------------   ---------------   ------------
ASSETS
   Investments at cost ...............................................   $340,353,611    $102,848,010     $ 54,152,201
   Net unrealized appreciation .......................................     20,215,110       7,818,249        4,135,505
                                                                         ------------    ------------     ------------
      Investments at value ...........................................    360,568,721     110,666,259       58,287,706
   Receivable for Fund shares sold ...................................        828,830          65,669           31,178
   Receivable for securities sold ....................................      3,281,743              --          422,178
   Dividends and interest receivable .................................      4,191,965         831,627        1,019,193
   Tax reclaims receivable ...........................................             --              --               --
   Securities lending income receivable ..............................          9,124           4,061            5,774
                                                                         ------------    ------------     ------------
      TOTAL ASSETS ...................................................    368,880,383     111,567,616       59,766,029
                                                                         ------------    ------------     ------------
LIABILITIES
   Collateral on securities loaned, at value .........................     26,646,106      13,878,100        7,057,200
   Payable for securities purchased ..................................      5,974,889              --          310,267
   Payable for Fund shares redeemed ..................................      1,388,129         384,326           46,174
   Dividends payable .................................................        372,087          30,024          141,422
   Management fees payable ...........................................        113,548          45,360           29,837
   Deferred Trustees' fees ...........................................        100,287          55,205           20,823
   Transfer agent fees payable .......................................        498,247          23,343           18,557
   Accounting and administrative fees payable ........................         21,845           6,411            3,548
   Other accounts payable and accrued expenses .......................         62,882          42,234           44,332
                                                                         ------------    ------------     ------------
      TOTAL LIABILITIES ..............................................     35,178,020      14,465,003        7,672,160
                                                                         ------------    ------------     ------------
NET ASSETS ...........................................................   $333,702,363    $ 97,102,613     $ 52,093,869
                                                                         ============    ============     ------------

NET ASSETS CONSIST OF:
   Paid in capital ...................................................   $345,672,479    $ 99,769,544     $136,570,497
   Undistributed (overdistributed) net investment income (loss) ......        397,466        (475,092)        (151,485)
   Accumulated net realized gain (loss) on investments ...............    (32,601,671)    (10,010,088)     (88,460,648)
   Net unrealized appreciation (depreciation) of investments .........     20,234,089       7,818,249        4,135,505
                                                                         ------------    ------------     ------------
NET ASSETS ...........................................................   $333,702,363    $ 97,102,613     $ 52,093,869
                                                                         ============    ============     ============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   Class A shares:
      Net assets .....................................................   $143,530,778    $ 75,744,540     $ 24,905,771
                                                                         ============    ============     ============
      Shares of beneficial interest ..................................     12,259,500       6,113,555        5,375,037
                                                                         ============    ============     ============
      Net asset value and redemption price per share .................   $      11.71    $      12.39     $       4.63
                                                                         ============    ============     ============
      Offering price per share .......................................   $      12.26    $      12.97     $       4.85
                                                                         ============    ============     ============
   Class B shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
      Net assets .....................................................   $161,439,365    $ 18,172,713     $ 24,399,276
                                                                         ============    ============     ============
      Shares of beneficial interest ..................................     13,795,461       1,465,875        5,261,005
                                                                         ============    ============     ============
      Net asset value and offering price per share ...................   $      11.70    $      12.40     $       4.64
                                                                         ============    ============     ============
   Class C shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
      Net assets .....................................................   $   8,243,957   $         --     $  2,788,822
                                                                         =============   ============     ============
      Shares of beneficial interest ..................................         704,023             --          601,608
                                                                         =============   ============     ============
      Net asset value per share ......................................   $       11.71   $         --     $       4.64
                                                                         =============   ============     ============
      Offering price per share .......................................   $       11.83   $         --     $       4.69
                                                                         =============   ============     ============
   Class Y shares: ...................................................
      Net assets .....................................................   $  20,488,263   $  3,185,360     $         --
                                                                         =============   ============     ============
      Shares of beneficial interest ..................................       1,741,749        257,560               --
                                                                         =============   ============     ============
      Net asset value, offering and redemption price per share .......   $       11.76   $      12.37     $         --
                                                                         =============   ============     ============

                 See accompanying notes to financial statements.

Limited Term U.S.   Strategic Income
 Government Fund          Fund
-----------------   ----------------

   $160,147,296       $267,788,101
      3,549,491         33,609,381
   ------------       ------------
    163,696,787        301,397,482
        161,878          2,218,683
        647,127            278,651
      1,171,826          4,251,178
             --              3,675
          1,572              4,223
   ------------       ------------
    165,679,190        308,153,892
   ------------       ------------

      6,436,000          6,683,250
      3,401,883            997,615
        508,727            722,315
        137,105            429,430
         73,406            111,754
         31,488             42,329
         37,079             75,798
         11,172             22,779
         44,295             59,042
   ------------       ------------
     10,681,155          9,144,312
   ------------       ------------
   $154,998,035       $299,009,580
   ============       ============


   $198,007,554       $329,388,201
     (1,264,402)         1,847,590
    (45,294,608)       (65,954,420)
      3,549,491         33,728,209
   ------------       ------------
   $154,998,035       $299,009,580
   ============       ============



   $123,077,625       $127,308,605
   ============       ============
     10,575,731         10,280,095
   ============       ============
   $      11.64       $      12.38
   ============       ============
   $      12.00       $      12.96
   ============       ============

   $ 15,780,368       $118,412,875
   ============       ============
      1,358,327          9,551,061
   ============       ============
   $      11.62       $      12.40
   ============       ============


   $  9,148,445       $ 51,383,696
   ============       ============
        786,537          4,148,129
   ============       ============
   $      11.63       $      12.39
   ============       ============
   $      11.75       $      12.52
   ============       ============

   $  6,991,597       $  1,904,404
   ============       ============
        598,140            153,676
   ============       ============
   $      11.69       $      12.39
   ============       ============

                            Statements of Operations

For the Six Months Ended June 30, 2003 (unaudited)

                                                                         Bond Income     Government      High Income
                                                                            Fund       Securities Fund      Fund
                                                                         -----------   ---------------   -----------
INVESTMENT INCOME
   Dividends .........................................................   $        --     $       --       $       --
   Interest ..........................................................     9,328,257      2,176,356        2,320,805
   Securities lending income .........................................        16,729          4,759            7,934
   Less net foreign taxes withheld ...................................            --             --               --
                                                                         -----------     ----------       ----------
                                                                           9,344,986      2,181,115        2,328,739
                                                                         -----------     ----------       ----------
   Expenses
      Management fees ................................................       661,924        271,158          171,780
      Service and distribution fees - Class A ........................       178,200         95,169           29,002
      Service and distribution fees - Class B ........................       748,702         88,661          116,361
      Service and distribution fees - Class C ........................        42,395             --           13,030
      Trustees' fees and expenses ....................................        21,054         11,598            6,699
      Accounting and administrative ..................................       131,466         40,397           20,326
      Custodian ......................................................        40,108         21,973           24,888
      Transfer agent fees - Class A, Class B, Class C ................       625,076        104,555           69,387
      Transfer agent fees - Class Y ..................................         9,594          2,368               --
      Audit and tax services .........................................        25,428         20,788           27,347
      Legal ..........................................................        16,353          6,130            2,755
      Shareholder reporting ..........................................        54,499         22,342           18,540
      Registration ...................................................        22,866         12,716           18,498
      Miscellaneous ..................................................        19,033          6,259            5,062
                                                                         -----------     ----------       ----------
   Total expenses ....................................................     2,596,698        704,114          523,675
      Less reimbursement/waiver ......................................            --             --               --
                                                                         -----------     ----------       ----------

   Net expenses ......................................................     2,596,698        704,114          523,675
                                                                         -----------     ----------       ----------
   Net investment income .............................................     6,748,288      1,477,001        1,805,064
                                                                         -----------     ----------       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain (loss) on:
      Realized gain (loss) on investments - net ......................     1,174,276      1,002,967          582,150
      Foreign currency transactions - net ............................         2,065             --               --
   Change in unrealized appreciation (depreciation) of:
      Investments - net ..............................................    10,486,596      1,678,705        5,264,703
      Foreign currency transactions - net ............................        18,031             --               --
                                                                         -----------     ----------       ----------
   Net realized and unrealized gain (loss) on investments and foreign
      currency transactions ..........................................    11,680,968      2,681,672        5,846,853
                                                                         -----------     ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......   $18,429,256     $4,158,673       $7,651,917
                                                                         ===========     ==========       ==========

                 See accompanying notes to financial statements.

Limited Term U.S.   Strategic Income
 Government Fund          Fund
-----------------   ----------------
   $        --        $    779,529
     2,938,526           9,037,809
         5,185               7,658
            --             (15,585)
   -----------        ------------
     2,943,711           9,809,411
   -----------        ------------

       412,988             802,052
       196,357             131,262
        81,064             536,917
        43,280             185,162
        11,882              15,606
        60,470             106,301
        28,178              50,593
       140,479             262,672
         3,918                 698
        20,730              28,782
         7,421              11,226
        23,959              30,148
        22,771              21,787
         7,999              17,922
   -----------        ------------
     1,061,496           2,201,128
            --             (43,108)
   -----------        ------------

     1,061,496           2,158,020
   -----------        ------------
     1,882,215           7,651,391
   -----------        ------------


     1,301,681         (11,589,403)
            --             356,399

    (1,289,778)         48,951,403
            --              22,735
   -----------        ------------

        11,903          37,741,134
   -----------        ------------
   $ 1,894,118        $ 45,392,525
   ===========        ============

                       Statements of Changes in Net Assets

                                                         Bond Income Fund             Government Securities Fund
                                                 -------------------------------   -------------------------------
                                                 Six Months Ended                  Six Months Ended
                                                     June 30,        Year Ended        June 30,        Year Ended
                                                       2003         December 31,         2003         December 31,
                                                   (unaudited)          2002          (unaudited)         2002
                                                 ----------------   ------------   ----------------   ------------
FROM OPERATIONS:
   Net investment income .....................     $  6,748,288     $ 17,087,741     $  1,477,001     $  3,478,800
   Net realized gain (loss) on investments
      and foreign currency transactions ......        1,176,341      (18,724,816)       1,002,967        1,754,365
   Net change in unrealized appreciation
      (depreciation) of investments ..........       10,504,627        9,019,633        1,678,705        6,101,934
                                                   ------------     ------------     ------------     ------------
   Increase (decrease) in net assets
      resulting from operations ..............       18,429,256        7,382,558        4,158,673       11,335,099
                                                   ------------     ------------     ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income:
      Class A ................................       (3,108,822)      (8,791,213)      (1,540,205)      (3,186,452)
      Class B ................................       (2,751,843)      (6,316,934)        (292,387)        (530,909)
      Class C ................................         (156,840)        (498,081)              --               --
      Class Y ................................         (461,111)      (1,050,339)        (103,255)        (289,414)
                                                   ------------     ------------     ------------     ------------
                                                     (6,478,616)     (16,656,567)      (1,935,847)      (4,006,775)
                                                   ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS ...        5,546,441       (4,698,171)      (5,157,788)       4,088,509
                                                   ------------     ------------     ------------     ------------
   Total increase (decrease) in net assets ...       17,497,081      (13,972,180)      (2,934,962)      11,416,833
NET ASSETS
   Beginning of period .......................      316,205,282      330,177,462      100,037,575       88,620,742
                                                   ------------     ------------     ------------     ------------
   End of period .............................     $333,702,363     $316,205,282     $ 97,102,613     $100,037,575
                                                   ============     ============     ============     ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME .........................     $    397,466     $    127,794     $   (475,092)    $    (16,246)
                                                   ============     ============     ============     ============

                                                         High Income Fund
                                                 -------------------------------
                                                 Six Months Ended
                                                     June 30,        Year Ended
                                                       2003         December 31,
                                                   (unaudited)          2002
                                                 ----------------   ------------
FROM OPERATIONS:
   Net investment income .....................      $ 1,805,064     $  4,914,959
   Net realized gain (loss) on investments
      and foreign currency transactions ......          582,150      (20,594,051)
   Net change in unrealized appreciation
      (depreciation) of investments ..........        5,264,703        9,402,597
                                                    -----------     ------------
   Increase (decrease) in net assets
      resulting from operations ..............        7,651,917       (6,276,495)
                                                    -----------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income:
      Class A ................................         (909,912)      (2,389,509)
      Class B ................................         (825,880)      (2,310,655)
      Class C ................................          (92,489)        (257,610)
      Class Y ................................               --               --
                                                    -----------     ------------
                                                     (1,828,281)      (4,957,774)
                                                    -----------     ------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS ...       (1,820,743)     (13,012,003)
                                                    -----------     ------------
   Total increase (decrease) in net assets ...        4,002,893      (24,246,272)
NET ASSETS
   Beginning of period .......................       48,090,976       72,337,248
                                                    -----------     ------------
   End of period .............................      $52,093,869     $ 48,090,976
                                                    ===========     ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME .........................      $  (151,485)    $   (128,268)
                                                    ===========     ============

                 See accompanying notes to financial statements.

       Limited Term U.S.                 Strategic Income
        Government Fund                       Fund
-------------------------------   -------------------------------
Six Months Ended                  Six Months Ended
    June 30,        Year Ended        June 30,        Year Ended
      2003         December 31,         2003         December 31,
  (unaudited)          2002         (unaudited)          2002
----------------   ------------   ----------------   ------------


  $  1,882,215     $  4,880,802     $  7,651,391     $ 15,106,370

     1,301,681        2,104,690      (11,233,004)     (21,248,207)

    (1,289,778)       3,563,852       48,974,138       36,560,725
  ------------     ------------     ------------     ------------

     1,894,118       10,549,344       45,392,525       30,418,888
  ------------     ------------     ------------     ------------


    (2,396,789)      (4,982,529)      (4,207,719)      (5,702,309)
      (295,205)        (580,172)      (3,477,743)      (5,565,705)
      (156,491)        (272,616)      (1,261,234)      (1,567,724)
      (181,332)        (402,890)         (62,582)         (42,564)
  ------------     ------------     ------------     ------------
    (3,029,817)      (6,238,207)      (9,009,278)     (12,878,302)
  ------------     ------------     ------------     ------------

    17,249,392        1,774,899       43,057,562      (23,656,108)
  ------------     ------------     ------------     ------------
    16,113,693        6,086,036       79,440,809       (6,115,522)

   138,884,342      132,798,306      219,568,771      225,684,293
  ------------     ------------     ------------     ------------
  $154,998,035     $138,884,342     $299,009,580     $219,568,771
  ============     ============     ============     ============

  $ (1,264,402)    $   (116,800)    $  1,847,590     $  3,205,477
  ============     ============     ============     ============

                              Financial Highlights

For a share outstanding throughout each period

                                          Income (loss) from investment operations:              Less distributions:
                                          -----------------------------------------   ----------------------------------------------
                              Net asset
                                value,                  Net realized                     Dividends     Distributions
                              beginning       Net      and unrealized   Total from         from          from net
                                 of       investment   gain (loss) on   investment    net investment     realized          Total
                             the period     income       investments    operations        income       capital gains   distributions
                             ----------   ----------   --------------   ----------    --------------   -------------   -------------
Bond Income Fund
   Class A
   6/30/2003(f)                $11.28       $0.26(c)       $ 0.42        $ 0.68           $(0.25)         $   --          $(0.25)
   12/31/2002                   11.59        0.63(c)        (0.32)         0.31            (0.62)             --           (0.62)
   12/31/2001(d)                11.52        0.73            0.10          0.83            (0.76)             --           (0.76)
   12/31/2000                   11.51        0.78            0.03          0.81            (0.80)             --           (0.80)
   12/31/1999                   12.36        0.81           (0.86)        (0.05)           (0.79)          (0.01)          (0.80)
   12/31/1998                   12.39        0.81            0.15          0.96            (0.81)          (0.18)          (0.99)

   Class B
   6/30/2003(f)                 11.28        0.22(c)         0.41          0.63            (0.21)             --           (0.21)
   12/31/2002                   11.59        0.55(c)        (0.32)         0.23            (0.54)             --           (0.54)
   12/31/2001(d)                11.51        0.64            0.10          0.74            (0.66)             --           (0.66)
   12/31/2000                   11.51        0.70            0.02          0.72            (0.72)             --           (0.72)
   12/31/1999                   12.36        0.72           (0.86)        (0.14)           (0.70)          (0.01)          (0.71)
   12/31/1998                   12.39        0.71            0.15          0.86            (0.71)          (0.18)          (0.89)

   Class C
   6/30/2003(f)                 11.29        0.22(c)         0.41          0.63            (0.21)             --           (0.21)
   12/31/2002                   11.60        0.55(c)        (0.32)         0.23            (0.54)             --           (0.54)
   12/31/2001(d)                11.52        0.65            0.09          0.74            (0.66)             --           (0.66)
   12/31/2000                   11.52        0.70            0.02          0.72            (0.72)             --           (0.72)
   12/31/1999                   12.37        0.72           (0.86)        (0.14)           (0.70)          (0.01)          (0.71)
   12/31/1998                   12.40        0.71            0.15          0.86            (0.71)          (0.18)          (0.89)

   Class Y
   6/30/2003(f)                 11.33        0.21(c)         0.50          0.71            (0.28)             --           (0.28)
   12/31/2002                   11.63        0.69(c)        (0.32)         0.37            (0.67)             --           (0.67)
   12/31/2001(d)                11.54        0.79            0.10          0.89            (0.80)             --           (0.80)
   12/31/2000                   11.54        0.83            0.01          0.84            (0.84)             --           (0.84)
   12/31/1999                   12.38        0.85           (0.86)        (0.01)           (0.82)          (0.01)          (0.83)
   12/31/1998                   12.41        0.84            0.15          0.99            (0.84)          (0.18)          (1.02)

Government Securities Fund
   Class A
   6/30/2003(f)                $12.12       $0.19(c)       $ 0.32        $ 0.51           $(0.24)         $   --          $(0.24)
   12/31/2002                   11.18        0.45(c)         1.01          1.46            (0.52)             --           (0.52)
   12/31/2001(c)                11.18        0.50            0.05          0.55            (0.55)             --           (0.55)
   12/31/2000                   10.47        0.62            0.69          1.31            (0.60)             --           (0.60)
   12/31/1999                   11.90        0.67           (1.42)        (0.75)           (0.68)             --           (0.68)
   12/31/1998                   11.56        0.68            0.33          1.01            (0.67)             --           (0.67)

   Class B
   6/30/2003(f)                 12.12        0.14(c)         0.34          0.48            (0.20)             --           (0.20)
   12/31/2002                   11.17        0.36(c)         1.02          1.38            (0.43)             --           (0.43)
   12/31/2001(d)                11.18        0.42            0.03          0.45            (0.46)             --           (0.46)
   12/31/2000                   10.47        0.54            0.69          1.23            (0.52)             --           (0.52)
   12/31/1999                   11.90        0.59           (1.42)        (0.83)           (0.60)             --           (0.60)
   12/31/1998                   11.56        0.58            0.34          0.92            (0.58)             --           (0.58)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Bond Income Fund was to decrease net investment income per share by $.01 for Class A , $.02 for Class B and $.01 for Class C share and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B, 5.59% to 5.52% for Class C and 6.75% to 6.68% for Class Y. For Government Securities Fund, the effect of this change was to decrease net investment income per share by $0.05 for Class A and $0.04 for Class B and to decrease the ratio of net investment income to average net assets from 4.85% to 4.46% for Class A and 4.10% to 3.71% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                 See accompanying notes to financial statements.

                                     Ratios to average net assets:
                                     -----------------------------
Net asset              Net assets,
  value,      Total      end of                    Net investment    Portfolio
 end of      return    the period       Expenses       income         turnover
the period   (%) (a)      (000)         (%) (b)        (%) (b)        rate (%)
----------   -------   -----------      --------   --------------    ---------



  $11.71       6.1      $143,531          1.29           4.65            38
   11.28       2.8       147,647          1.18           5.65            65
   11.59       7.2       173,836          1.09           6.26            84
   11.52       7.4       174,969          1.04           7.03            83
   11.51      (0.3)      213,769          0.97           6.87            63
   12.36       8.0       221,799          1.01           6.44            65


   11.70       5.7       161,439          2.04           3.89            38
   11.28       2.1       141,188          1.93           4.90            65
   11.59       6.5       127,520          1.84           5.49            84
   11.51       6.5       100,353          1.79           6.28            83
   11.51      (1.1)       89,213          1.72           6.12            63
   12.36       7.2        64,240          1.76           5.69            65


   11.71       5.6         8,244          2.04           3.92            38
   11.29       2.1         9,024          1.93           4.90            65
   11.60       6.5        11,470          1.84           5.52            84
   11.52       6.5        12,541          1.79           6.28            83
   11.52      (1.1)       14,872          1.72           6.12            63
   12.37       7.2         8,969          1.76           5.69            65


   11.76       6.3        20,488          0.72           3.73            38
   11.33       3.5        18,346          0.67           6.15            65
   11.63       7.8        17,351          0.67           6.68            84
   11.54       7.6        14,013          0.67           7.40            83
   11.54      (0.0)(e)    10,320          0.72           7.12            63
   12.38       8.2         9,289          0.76           6.69            65



  $12.39       4.3      $ 75,745          1.31           3.11            23
   12.12      13.4        76,338          1.25           3.90            52
   11.18       4.9        70,551          1.39           4.46           317
   11.18      12.9        70,909          1.41           5.69           622
   10.47      (6.4)       84,904          1.36           6.00           313
   11.90       9.0       103,032          1.38           5.80           106


   12.40       4.0        18,173          2.06           2.37            23
   12.12      12.6        16,878          2.00           3.15            52
   11.17       4.1        13,249          2.14           3.71           317
   11.18      12.1        10,343          2.16           4.94           622
   10.47      (7.1)        9,430          2.11           5.25           313
   11.90       8.2         9,657          2.13           5.05           106

(e)  Amount is less than one tenth of one percent.
(f)  For the six months ended June 30, 2003 (unaudited).

For a share outstanding throughout each period

                                           Income (loss) from investment operations:               Less distributions:
                                           -----------------------------------------  --------------------------------------------
                                Net asset
                                  value,                  Net realized                   Dividends    Distributions
                                beginning        Net     and unrealized  Total from        from         from net
                                   of        investment  gain (loss) on  investment   net investment    realized         Total
                               the period      income      investments   operations       income      capital gains  distributions
                               ----------    ----------  --------------  ----------   --------------  -------------  -------------
Government Securities Fund
   (continued)
   Class Y
   6/30/2003(f)                  $12.11        $0.21(c)     $ 0.31         $ 0.52         $(0.26)         $--           $(0.26)
   12/31/2002                     11.17         0.49(c)       1.00           1.49          (0.55)          --            (0.55)
   12/31/2001(c)                  11.17         0.55          0.04           0.59          (0.59)          --            (0.59)
   12/31/2000                     10.44         0.65          0.71           1.36          (0.63)          --            (0.63)
   12/31/1999                     11.88         0.70         (1.43)         (0.73)         (0.71)          --            (0.71)
   12/31/1998                     11.54         0.72          0.32           1.04          (0.70)          --            (0.70)

High Income Fund
   Class A
   6/30/2003(f)                  $ 4.12        $0.17(c)     $ 0.51         $ 0.68         $(0.17)         $--           $(0.17)
   12/31/2002                      4.94         0.39(c)      (0.82)         (0.43)         (0.39)          --            (0.39)
   12/31/2001(d)                   6.21         0.66         (1.25)         (0.59)         (0.68)          --            (0.68)
   12/31/2000                      8.30         0.86         (2.11)         (1.25)         (0.84)          --            (0.84)
   12/31/1999                      8.86         0.89         (0.54)          0.35          (0.91)          --            (0.91)
   12/31/1998                      9.94         0.92         (1.08)         (0.16)         (0.92)          --            (0.92)

   Class B
   6/30/2003(f)                    4.12         0.15(c)       0.52           0.67          (0.15)          --            (0.15)
   12/31/2002                      4.95         0.36(c)      (0.83)         (0.47)         (0.36)          --            (0.36)
   12/31/2001(d)                   6.22         0.62         (1.26)         (0.64)         (0.63)          --            (0.63)
   12/31/2000                      8.30         0.81         (2.11)         (1.30)         (0.78)          --            (0.78)
   12/31/1999                      8.85         0.82         (0.53)          0.29          (0.84)          --            (0.84)
   12/31/1998                      9.93         0.85         (1.08)         (0.23)         (0.85)          --            (0.85)

   Class C
   6/30/2003(f)                    4.12         0.15(c)       0.52           0.67          (0.15)          --            (0.15)
   12/31/2002                      4.94         0.36(c)      (0.82)         (0.46)         (0.36)          --            (0.36)
   12/31/2001(d)                   6.22         0.61         (1.26)         (0.65)         (0.63)          --            (0.63)
   12/31/2000                      8.30         0.81         (2.11)         (1.30)         (0.78)          --            (0.78)
   12/31/1999                      8.85         0.82         (0.53)          0.29          (0.84)          --            (0.84)
   12/31/1998(e)                   9.96         0.69         (1.08)         (0.39)         (0.72)          --            (0.72)

Limited Term U.S. Government
   Fund
   Class A
   6/30/2003(f)                  $11.73        $0.16(c)     $ 0.00(f)      $ 0.16         $(0.25)         $--           $(0.25)
   12/31/2002                     11.36         0.42(c)       0.49           0.91          (0.54)          --            (0.54)
   12/31/01(d)                    11.16         0.51          0.25           0.76          (0.56)          --            (0.56)
   12/31/00                       10.97         0.69          0.20           0.89          (0.70)          --            (0.70)
   12/31/99                       11.70         0.66         (0.74)         (0.08)         (0.65)          --            (0.65)
   12/31/98                       11.64         0.67          0.06           0.73          (0.67)          --            (0.67)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Government Securities Fund was to decrease net investment income per share by $0.04 for Class Y and to decrease the ratio of net investment income to average net assets from 5.24% to 4.85% for Class Y. The effect of this change for the year ended December 31, 2001 for the High Income Fund was to decrease net investment income per share by $.01 for Class A, Class B and Class C and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A, 10.64% to 10.56% for Class B and 10.63% to 10.54% for
     Class C. For Limited Term U.S. Government Fund, the effect of the change was to decrease net investment income per share by $0.04 for Class A and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                 See accompanying notes to financial statements.

                                       Ratios to average net
                                              assets:
                                     -------------------------
Net asset              Net assets,
  value,      Total      end of                 Net investment   Portfolio
 end of      return    the period    Expenses       income        turnover
the period   (%) (a)      (000)      (%) (b)        (%) (b)       rate (%)
----------   -------   -----------   --------   --------------   ---------




 $12.37         4.4      $  3,185      0.94          3.47             23
  12.11        13.7         6,822      0.87          4.28             52
  11.17         5.3         4,821      1.00          4.85            317
  11.17        13.5         4,593      1.01          6.09            622
  10.44        (6.3)        2,754      1.11          6.25            313
  11.88         9.3         3,404      1.13          6.05            106



 $ 4.63        16.8      $ 24,906      1.74          7.75             26
   4.12        (8.9)       22,454      1.58          8.85            114
   4.94       (10.7)       33,471      1.47         11.31             65
   6.21       (16.1)       46,960      1.36         11.47             60
   8.30         4.0        74,589      1.28         10.22             89
   8.86        (1.8)       73,023      1.32          9.81             75


   4.64        16.6        24,399      2.49          7.00             26
   4.12        (9.7)       23,031      2.33          8.10            114
   4.95       (11.3)       34,713      2.22         10.56             65
   6.22       (16.6)       47,793      2.11         10.72             60
   8.30         3.3        70,218      2.03          9.47             89
   8.85        (2.5)       60,322      2.07          9.06             75


   4.64        16.6         2,789      2.49          7.00             26
   4.12        (9.5)        2,605      2.33          8.10            114
   4.94       (11.5)        4,153      2.22         10.54             65
   6.22       (16.6)        5,369      2.11         10.72             60
   8.30         3.3         9,138      2.03          9.47             89
   8.85        (4.1)        7,732      2.07          9.06             75




 $11.64         1.4      $123,078      1.38          2.68             42
  11.73         8.2       106,013      1.35          3.66             88
  11.36         6.9       109,189      1.42          4.52            275
  11.16         8.3       118,833      1.40          6.18            384
  10.97        (0.7)      149,756      1.33          5.91            400
  11.70         6.5       194,032      1.31          5.81          1,376

(e)  For the period March 2, 1998 (inception) to December 31, 1998.
(f)  For the six months ended June 30, 2003 (unaudited).

For a share outstanding throughout each period

                                     Income (loss) from investment operations:                 Less distributions:
                                     -----------------------------------------   ----------------------------------------------
                        Net asset
                          value,                   Net realized                     Dividend      Distributions
                        beginning       Net       and unrealized    Total from        from          from net
                           of        investment   gain (loss) on    investment   net investment     realized          Total
                        the period     income       investments     operations       income       capital gains   distributions
                        ----------   ----------   --------------    ----------   --------------   -------------   -------------
Limited Term U.S.
   Government Fund
   (CONTINUED)
   Class B
   6/30/2003(e)           $11.71      $0.12(c)       $ 0.00(f)        $ 0.12        $(0.21)          $   --          $(0.21)
   12/31/2002              11.34       0.35(c)         0.48             0.83         (0.46)              --           (0.46)
   12/31/2001(d)           11.14       0.44            0.24             0.68         (0.48)              --           (0.48)
   12/31/2000              10.95       0.62            0.20             0.82         (0.63)              --           (0.63)
   12/31/1999              11.69       0.59           (0.75)           (0.16)        (0.58)              --           (0.58)
   12/31/1998              11.62       0.60            0.07             0.67         (0.60)              --           (0.60)

   Class C
   6/30/2003(e)            11.72       0.12(c)         0.00(f)          0.12         (0.21)              --           (0.21)
   12/31/2002              11.35       0.35(c)         0.48             0.83         (0.46)              --           (0.46)
   12/31/2001(d)           11.15       0.44            0.24             0.68         (0.48)              --           (0.48)
   12/31/2000              10.96       0.62            0.20             0.82         (0.63)              --           (0.63)
   12/31/1999              11.70       0.59           (0.75)           (0.16)        (0.58)              --           (0.58)
   12/31/1998              11.63       0.60            0.07             0.67         (0.60)              --           (0.60)

   Class Y
   6/30/2003(e)            11.78       0.18(c)        (0.00)(f)         0.18         (0.27)              --           (0.27)
   12/31/2002              11.41       0.48(c)         0.48             0.96         (0.59)              --           (0.59)
   12/31/01(d)             11.20       0.56            0.26             0.82         (0.61)              --           (0.61)
   12/31/00                11.00       0.75            0.19             0.94         (0.74)              --           (0.74)
   12/31/99                11.73       0.70           (0.74)           (0.04)        (0.69)              --           (0.69)
   12/31/98                11.66       0.72            0.06             0.78         (0.71)              --           (0.71)

Strategic Income Fund
   Class A
   6/30/2003(e)           $10.72      $0.38(c)       $ 1.73           $ 2.11        $(0.45)          $   --          $(0.45)
   12/31/2002               9.88       0.75(c)         0.72             1.47         (0.63)              --           (0.63)
   12/31/2001(d)           10.80       0.91(c)        (0.92)           (0.01)        (0.91)              --           (0.91)
   12/31/2000              11.65       0.99(c)        (0.91)            0.08         (0.93)              --           (0.93)
   12/31/1999              11.37       1.03            0.31             1.34         (1.02)           (0.04)          (1.06)
   12/31/1998              13.42       1.05           (1.30)           (0.25)        (1.05)           (0.75)          (1.80)

   Class B
   6/30/2003(e)            10.71       0.33(c)         1.73             2.06         (0.37)              --           (0.37)
   12/31/2002               9.88       0.67(c)         0.73             1.40         (0.57)              --           (0.57)
   12/31/2001(d)           10.79       0.83(c)        (0.90)           (0.07)        (0.84)              --           (0.84)
   12/31/2000              11.65       0.90(c)        (0.91)           (0.01)        (0.85)              --           (0.85)
   12/31/1999              11.37       0.94            0.31             1.25         (0.93)           (0.04)          (0.97)
   12/31/1998              13.42       0.95           (1.30)           (0.35)        (0.95)           (0.75)          (1.70)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Per share net investment income has been calculated using the average shares outstanding during the period.
(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Limited Term U.S. Government Fund was to decrease net investment income per share by $.04 for Class B, Class C and Class Y and to decrease the ratio of net investment income to average net assets from 4.22% to 3.85% for Class B, 4.25% to 3.89% for Class C and 5.34% to 4.98% for Class Y. For Strategic Income Fund, there was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A and 8.03% to 8.02% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                 See accompanying notes to financial statements.

                                     Ratios to average net assets:
                                     -----------------------------
Net asset              Net assets,
 value,       Total      end of                   Net investment    Portfolio
 end of      return    the period      Expenses      income         turnover
the period   (%) (a)     (000)         (%) (b)       (%) (b)        rate (%)
----------   -------   -----------     --------   --------------    ---------




  $11.62       1.0      $ 15,780         2.03          2.03              42
   11.71       7.5        16,263         2.00          3.01              88
   11.34       6.2        14,317         2.07          3.85             275
   11.14       7.7        11,884         2.05          5.53             384
   10.95      (1.4)       14,601         1.98          5.26             400
   11.69       5.9        18,116         1.96          5.16           1,376


   11.63       1.0         9,148         2.03          2.03              42
   11.72       7.5         8,079         2.00          3.01              88
   11.35       6.2         5,851         2.07          3.89             275
   11.15       7.7         6,617         2.05          5.53             384
   10.96      (1.4)        9,054         1.98          5.26             400
   11.70       5.9        13,962         1.96          5.16           1,376


   11.69       1.5         6,992         0.92          3.14              42
   11.78       8.6         8,529         0.88          4.14              88
   11.41       7.4         3,441         0.95          4.98             275
   11.20       8.8         3,254         0.95          6.63             384
   11.00      (0.3)        7,086         0.98          6.26             400
   11.73       6.9         8,345         0.96          6.16           1,351



  $12.38      19.9      $127,309         1.29          6.54              17
   10.72      15.5        92,303         1.33          7.38              30
    9.88      (0.1)       94,156         1.31          8.77              10
   10.80       0.7       116,986         1.24          8.73              13
   11.65      12.2       124,869         1.21          9.09              19
   11.37      (1.7)      127,306         1.19          8.33              33


   12.40      19.4       118,413         2.04          5.79              17
   10.71      14.6        98,501         2.08          6.63              30
    9.88      (0.8)      102,159         2.06          8.02              10
   10.79      (0.2)      120,200         1.99          7.98              13
   11.65      11.3       127,723         1.96          8.34              19
   11.37      (2.5)      134,049         1.94          7.58              33

(e)  For the six months ended June 30, 2003 (unaudited).

For a share outstanding throughout each period

                                               Income (loss) from investment
                                                       operations:                                Less distributions:
                                          ----------------------------------------   ----------------------------------------------
                              Net asset
                                value,                  Net realized                    Dividends     Distributions
                              beginning       Net      and unrealized   Total from        from          from net
                                 of       investment   gain (loss) on   investment   net investment     realized          Total
                             the period     income       investments    operations       income       capital gains   distributions
                             ----------   ----------   --------------   ----------   --------------   -------------   -------------
Strategic Income Fund
   (continued)
     Class C
   6/30/2003(g)                $10.70        $0.33(c)      $ 1.73         $ 2.06          $(0.37)         $   --          $(0.37)
   12/31/2002                    9.87         0.67(c)        0.73           1.40           (0.57)             --           (0.57)
   12/31/2001(d)                10.78         0.83(c)       (0.91)         (0.08)          (0.83)             --           (0.83)
   12/31/2000                   11.64         0.90(c)       (0.91)         (0.01)          (0.85)             --           (0.85)
   12/31/1999                   11.36         0.94           0.31           1.25           (0.93)          (0.04)          (0.97)
   12/31/1998                   13.41         0.95          (1.30)         (0.35)          (0.95)          (0.75)          (1.70)

     Class Y
   6/30/2003(g)                 10.74         0.40(c)        1.73           2.13           (0.48)             --           (0.48)
   12/31/2002                    9.90         0.80(c)        0.71           1.51           (0.67)             --           (0.67)
   12/31/2001(d)                10.81         0.94(c)       (0.92)          0.02           (0.93)             --           (0.93)
   12/31/2000                   11.65         0.96(c)       (0.84)          0.12           (0.96)             --           (0.96)
   12/31/1999(e)                11.45         0.86          (0.56)          0.30           (0.10)             --           (0.10)

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Per share net investment income has been calculated using the average shares outstanding during the period.
(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 8.04% to 8.02% for Class C. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(e)  For the period December 1, 1999 (inception) through December 31, 1999.
(f)  Amount is less than $500.
(g)  For the six months ended June 30, 2003 (unaudited).

                 See accompanying notes to financial statements.

                                     Ratios to average net assets:
                                     -----------------------------
Net asset              Net assets,
  value,      Total      end of                   Net investment     Portfolio
 end of      return    the period      Expenses       income          turnover
the period   (%) (a)      (000)        (%) (b)        (%) (b)         rate (%)
----------   -------   -----------     --------   --------------     ---------




  $12.39       19.5      $51,384         2.04          5.69              17
   10.70       14.7       27,727         2.08          6.63              30
    9.87       (0.8)      28,925         2.06          8.02              10
   10.78       (0.2)      37,208         1.99          7.98              13
   11.64       11.3       40,265         1.96          8.34              19
   11.36       (2.5)      45,457         1.94          7.58              33


   12.39       20.1        1,904         0.95          6.85              17
   10.74       15.9        1,039         0.94          7.77              30
    9.90        0.3          445         0.93          9.10              10
   10.81        1.0          335         0.90          9.07              13
   11.65        2.7           --(f)      0.96          9.34              19

                                    NOTES TO
                              FINANCIAL STATEMENTS

                          Notes to Financial Statements

For the Six Months Ended June 30, 2003 (unaudited)

1. Organization. CDC Nvest Funds Trust I and CDC Nvest Funds Trust II (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the taxable fixed income funds of the Trusts, the financial statements of the other Funds of the Trusts are presented in separate reports. The following table provides a list of the Funds included in this report.

CDC Nvest Funds Trust I:
CDC Nvest Bond Income Fund (the "Bond Income Fund")
CDC Nvest Government Securities Fund (the "Government Securities Fund") CDC Nvest Strategic Income Fund (the "Strategic Income Fund")

CDC Nvest Funds Trust II:
CDC Nvest High Income Fund (the "High Income Fund")
CDC Nvest Limited Term U.S. Government Fund (the "Limited Term U.S. Government Fund")

High Income Fund offers Class A, Class B, and Class C shares. Bond Income Fund, Limited Term U.S. Government Fund and Strategic Income Fund each offer Class A, Class B, Class C and Class Y shares. Government Securities Fund offers Class A, Class B and Class Y shares. Class A shares of all Funds except Limited Term U.S. Government Fund are sold with a maximum front end sales charge of 4.50%. Class A shares of Limited Term U.S. Government Fund are sold with a maximum front end sales charge of 3.00%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service determines valuations for normal, institutional size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Effective April 14, 2003, securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and subadviser, under the supervision of the Fund's Trustees.

Certain securities held by Strategic Income Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

For the Six Months Ended June 30, 2003 (unaudited)

c. Foreign Currency Translation. (continued)
Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

d. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

e. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, capital loss carry-forwards, paydowns on mortgage-backed securities and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

f. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

3. Line of Credit. High Income Fund and Strategic Income Fund, along with certain other portfolios that comprise the CDC Nvest Funds Trusts, participate in a $50,000,000 committed line of credit provided by IBT under a credit agreement (the "Agreement") dated April 30, 2002. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.10% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the six months ended June 30, 2003.

4. Security Lending. The Funds have each entered into an agreement with IBT, as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at June 30, 2003, is as follows:

                                     Market Value of     Value of Collateral
Fund                                Securities on Loan        Received
                                    ------------------   -------------------
Bond Income Fund                       $26,012,240          $26,646,106
Government Securities Fund              13,517,224           13,878,100
High Income Fund                         6,861,510            7,057,200
Limited Term U.S. Government Fund        6,293,381            6,436,000
Strategic Income Fund                    6,524,969            6,683,250

For the Six Months Ended June 30, 2003 (unaudited)

5. Purchases and Sales of Securities. For the six months ended June 30, purchases and sales of securities (excluding short-term investments) were as follows:

                                 U.S. Government/Agency        Other Securities
                               -------------------------   -------------------------
           Fund                 Purchases       Sales       Purchases       Sales
----------------------------   -----------   -----------   -----------   -----------
Bond Income Fund               $81,183,907   $32,201,753   $38,611,508   $84,680,835
Government Securities Fund      22,202,450    27,251,671            --            --
High Income Fund                        --            --    12,759,512    14,979,017
Limited Term U.S. Government
   Fund                         76,532,574    59,202,735            --            --
Strategic Income Fund                   --            --    80,262,528    42,158,781

6. Management Fees and Other Transactions with Affiliates.

a. Management Fees. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                       Percentage of Average Daily Net Assets
                               ----------------------------------------------------
                                First
                                 $100         Next           Next           Next
            Fund               million   $100 million   $300 million   $500 million
----------------------------   -------   ------------   ------------   ------------
Bond Income Fund                0.500%      0.375%         0.375%         0.375%
Government Securities Fund      0.550%      0.550%         0.525%         0.500%
High Income Fund                0.700%      0.700%         0.650%         0.650%
Limited Term U.S. Government
   Fund                         0.570%      0.570%         0.545%         0.520%
Strategic Income Fund           0.650%      0.650%         0.600%         0.600%

For the six months ended June 30, 2003, the management fees for each Fund were as follows:

                                      Gross        Percentage of
                                    Management        Average
             Fund                      Fee       Daily Net Assets*
---------------------------------   ----------   -----------------
Bond Income Fund                     $661,924          0.414%
Government Securities Fund            271,158          0.550%
High Income Fund                      171,780          0.700%
Limited Term U.S. Government Fund     412,988          0.570%
Strategic Income Fund                 802,052          0.640%

*Annualized

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"), performs certain accounting and administrative services for the Funds and has subcontracted with Investors Bank & Trust Company ("IBT"), to serve as sub-administrator. Pursuant to an agreement among the Trusts, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

     (1)  Percentage of Eligible Average Daily Net Assets

              First        Next         Over
           $5 billion   $5billion   $10 billion
           ----------   ---------   -----------
             0.0600%     0.0500%       0.0450%

     or

     (2) Each Trust's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $3.4 million.

For the six months ended June 30, 2003, fees paid to CIS for accounting and administrative expense were as follows:

                                      Accounting
                                         And         Percentage of Average
           Fund                     Administrative     Daily Net Assets*
---------------------------------   --------------   ---------------------
Bond Income Fund                        $131,466            0.082%
Government Securities Fund                40,397            0.082%
High Income Fund                          20,326            0.083%
Limited Term U.S. Government Fund         60,470            0.083%
Strategic Income Fund                    106,301            0.085%

*Annualized

For the Six Months Ended June 30, 2003 (unaudited)

c. Transfer Agent Fees. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Classes A, B and C pay service fees monthly representing the higher amount based on the following calculations:

     (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in bond funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

               First            Next            Over
           $1.2 billion   Next $5 billion   $6.2 billion
           ------------   ---------------   ------------
               0.142%          0.135%           0.130%

          Each Class of shares is subject to an annual class minimum of $18,000.

          or

     (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $1.5 million.

In addition, pursuant to other servicing agreements, Class A, B and C pay service fees to other firms that provide similar services for their own shareholder accounts.

Class Y shareholders pay service fees monthly at an annual rate of 0.10% of their average daily net assets.

CIS, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the six months ended June 30, 2003, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                    Transfer Agent
              Fund                        Fee
---------------------------------   --------------
Bond Income Fund                       $172,307
Government Securities Fund               70,126
High Income Fund                         41,042
Limited Term U.S. Government Fund       104,133
Strategic Income Fund                   174,412

Effective July 1, 2003, the annual aggregate minimum fee changed to $1.3 million.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS North America), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. Also under the Class A Plan, Limited Term U.S. Government Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares as reimbursement for expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of the Fund's Class A shares.

Under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the Six Months Ended June 30, 2003 (unaudited)

d. Service and Distribution Fees.(continued)

For the six months ended June 30, 2003, the Funds paid the following service and distribution fees:

                                       Service  Fee                 Distribution Fee
                             -----------------------------   -----------------------------
                              Class A    Class B   Class C   Class A    Class B    Class C
                             --------   --------   -------   -------   --------   --------
Bond Income Fund             $178,200   $187,176   $10,599   $    --   $561,526   $ 31,796
Government Securities Fund     95,169     22,165        --        --     66,496         --
High Income Fund               29,002     29,090     3,258        --     87,271      9,772
Limited Term U.S.
   Government Fund            140,255     20,266    10,820    56,102     60,798     32,460
Strategic Income Fund         131,262    134,229    46,291        --    402,688    138,871

Prior to September 13, 1993 for Bond Income Fund and September 24, 1993 for Government Securities Fund and Limited Term U.S. Government Fund, to the extent that reimbursable expenses of CDC IXIS Distributors in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. Unreimbursed expenses carried forward at December 31, 2002 were as follows:

            Fund
---------------------------------
Bond Income Fund                    $1,919,349
Government Securities Fund           1,583,658
Limited Term U.S. Government Fund    2,272,723

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the six months ended June 30, 2003 were as follows:

            Fund
---------------------------------
Bond Income Fund                    $264,244
Government Securities Fund            86,466
High Income Fund                      46,631
Limited Term U.S. Government Fund    120,605
Strategic Income Fund                534,831

e. Trustees Fees and Expenses.

Effective June 10, 2003, the Board of Trustees approved the unification of the CDC Nvest Funds Board of Trustees with the Loomis Sayles Funds I and Loomis Sayles Funds II Boards of Trustees. The result is a combined Board of Trustees comprised of CDC Nvest Funds Trustees and Loomis Sayles Trustees that will jointly govern CDC Nvest Funds Trust I, II, III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust - Money Market Series, CDC Nvest Tax Exempt Money Market Trust and AEW Real Estate Income Fund (the "CDC Nvest Funds") and Loomis Sayles Funds I and Loomis Sayles Funds II (the "Loomis Sayles Funds").

The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $7,000 while each committee chairman receives a retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional board and committee meeting, in excess of four meetings per year, at the rate of $4,500 and $1,750, respectively. These fees are allocated to the various CDC Nvest Funds and Loomis Sayles Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other CDC Nvest Funds or Loomis Sayles Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

f. Publishing Services. CIS performs certain desktop publishing services for the Funds. Fees for these services are presented in the statements of operations as shareholder reporting. For the six months ended June 30, 2003, amounts paid to CIS as compensation for these services were as follows:

                                    Publishing Services
          Fund                             Fees
---------------------------------   -------------------
Bond Income Fund                          $1,090
Government Securities Fund                   554
High Income Fund                             554
Limited Term U.S. Government Fund            554
Strategic Income Fund                        554

For the Six Months Ended June 30, 2003 (unaudited)

7. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest Transactions in capital shares were as follows:

                                                                                         Bond Income Fund
                                                                     -----------------------------------------------------
                                                                          Six Months Ended
                                                                           June 30, 2003                Year Ended
                                                                            (unaudited)              December 31, 2002
                                                                     -------------------------   -------------------------
                                                                       Shares         Amount       Shares         Amount
                                                                     ----------   ------------   ----------   ------------
Class A:
   Shares sold ...................................................    1,803,677   $ 20,761,575    2,761,031   $ 30,947,862
   Shares Issued in connection with the reinvestment of:
      Dividends from net investment income .......................      220,429      2,536,581      630,044      7,028,137
                                                                     ----------   ------------   ----------   ------------
                                                                      2,024,106     23,298,156    3,391,075     37,975,999
   Shares repurchased ............................................   (2,852,335)   (32,737,983)  (5,298,328)   (59,054,703)
                                                                     ----------   ------------   ----------   ------------
   Net increase (decrease) .......................................     (828,229)  $ (9,439,827)  (1,907,253)  $(21,078,704)
                                                                     ----------   ------------   ----------   ------------

Class B:
   Shares sold ...................................................    3,267,915   $ 37,513,414    5,113,116   $ 57,147,872
   Shares Issued in connection with the reinvestment of:
      Dividends from net investment income .......................       98,021      1,127,518      309,169      3,449,629
                                                                     ----------   ------------   ----------   ------------
                                                                      3,365,936     38,640,932    5,422,285     60,597,501
   Shares repurchased ............................................   (2,086,878)   (23,972,957)  (3,908,528)   (43,564,808)
                                                                     ----------   ------------   ----------   ------------
   Net increase (decrease) .......................................    1,279,058   $ 14,667,975    1,513,757   $ 17,032,693
                                                                     ----------   ------------   ----------   ------------

Class C:
   Shares sold ...................................................       43,217   $    497,090      138,295   $  1,555,372
   Shares Issued in connection with the reinvestment of:
      Dividends from net investment income .......................        8,334         95,924       26,871        299,976
                                                                     ----------   ------------   ----------   ------------
                                                                         51,551        593,014      165,166      1,855,348
Shares repurchased ...............................................     (147,055)    (1,685,510)    (354,452)    (3,952,429)
                                                                     ----------   ------------   ----------   ------------
   Net increase (decrease) .......................................      (95,504)  $ (1,092,496)    (189,286)  $ (2,097,081)
                                                                     ----------   ------------   ----------   ------------

Class Y:
   Shares sold ...................................................      266,324   $  3,073,666      411,293   $  4,623,829
   Shares Issued in connection with the reinvestment of:
      Dividends from net investment income .......................       35,109        406,099       80,315        898,601
                                                                     ----------   ------------   ----------   ------------
                                                                        301,433      3,479,765      491,608      5,522,430
   Shares repurchased ............................................     (179,185)    (2,068,976)    (363,731)    (4,077,509)
                                                                     ----------   ------------   ----------   ------------
   Net increase (decrease) .......................................      122,248   $  1,410,789      127,877   $  1,444,921
                                                                     ----------   ------------   ----------   ------------
Increase (decrease) derived from capital shares transactions .....      477,573   $  5,546,441     (454,905)  $ (4,698,171)
                                                                     ==========   ============   ==========   ============

             Government Securities Fund                                  High Income Fund
---------------------------------------------------   ----------------------------------------------------
   Six Months Ended                                       Six Months Ended
    June 30, 2003                 Year Ended                June 30, 2003               Year Ended
     (unaudited)              December 31, 2002              (unaudited)             December 31, 2002
-----------------------   -------------------------   ------------------------   -------------------------
 Shares       Amount        Shares        Amount        Shares        Amount       Shares        Amount
--------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
 532,086   $  6,494,227    1,163,096   $ 13,583,368      819,812   $ 3,580,861    2,021,612   $  8,897,208

 110,240      1,351,041      243,169      2,819,415      127,920       561,989      317,560      1,396,013
--------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
 642,326      7,845,268    1,406,265     16,402,783      947,732     4,142,850    2,339,172     10,293,221
(828,311)   (10,171,768)  (1,419,343)   (16,327,594)  (1,021,970)   (4,456,130)  (3,663,855)   (16,220,139)
--------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
(185,985)  $ (2,326,500)     (13,078)  $     75,189      (74,238)  $  (313,280)  (1,324,683)  $ (5,926,918)
--------   ------------   ----------   ------------   ----------   -----------   ----------   ------------


 280,918   $  3,411,408      712,314   $  8,363,857      354,159   $ 1,562,811    1,040,581   $  4,725,693

  20,131        246,814       36,766        427,149       76,230       335,157      201,776        889,901
--------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
 301,049      3,658,222      749,080      8,791,006      430,389     1,897,968    1,242,357      5,615,594
(227,982)    (2,785,069)    (541,866)    (6,269,688)    (753,896)   (3,281,947)  (2,675,203)   (11,769,699)
--------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
  73,067   $    873,153      207,214   $  2,521,318     (323,507)  $(1,383,979)  (1,432,846)  $ (6,154,105)
--------   ------------   ----------   ------------   ----------   -----------   ----------   ------------


      --   $         --           --   $         --       48,819   $   212,384       90,003   $    403,036

      --             --           --             --        9,679        42,591       26,503        116,430
--------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
      --             --           --             --       58,498       254,975      116,506        519,466
      --             --           --             --      (88,912)     (378,459)    (324,456)    (1,450,446)
--------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
      --   $         --           --   $         --      (30,414)  $  (123,484)    (207,950)  $   (930,980)
--------   ------------   ----------   ------------   ----------   -----------   ----------   ------------


  28,049   $    340,475      220,420   $  2,524,097           --   $        --           --   $         --

   8,447        103,255       24,957        289,414           --            --           --             --
--------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
  36,496        443,730      245,377      2,813,511           --            --           --             --
(342,057)    (4,148,171)    (114,051)    (1,321,509)          --            --           --             --
--------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
(305,561)  $ (3,704,441)     131,326   $  1,492,002           --   $        --           --   $         --
--------   ------------   ----------   ------------   ----------   -----------   ----------   ------------
(418,479)  $ (5,157,788)     325,462   $  4,088,509     (428,159)  $(1,820,743)  (2,965,479)  $(13,012,003)
========   ============   ==========   ============   ==========   ===========   ==========   ============

For the Six Months Ended June 30, 2003 (unaudited)

                                                                              Limited Term U.S. Government Fund
                                                                   -----------------------------------------------------
                                                                       Six Months Ended
                                                                        June 30, 2003                 Year Ended
                                                                         (unaudited)               December 31, 2002
                                                                   -------------------------   -------------------------
                                                                     Shares        Amount        Shares        Amount
                                                                   ----------   ------------   ----------   ------------
Class A:
   Shares sold .................................................    2,798,303   $ 32,652,209    2,338,561   $ 26,950,560
   Shares Issued in connection with the reinvestment of:
      Dividends from net investment income .....................      157,698      1,843,024      348,652      4,025,182
                                                                   ----------   ------------   ----------   ------------
                                                                    2,956,001     34,495,233    2,687,213     30,975,742
   Shares repurchased ..........................................   (1,417,543)   (16,554,045)  (3,260,141)   (37,525,210)
                                                                   ----------   ------------   ----------   ------------
Net increase (decrease) ........................................    1,538,458   $ 17,941,188     (572,928)  $ (6,549,468)
                                                                   ----------   ------------   ----------   ------------

Class B:
   Shares sold .................................................      261,508   $  3,048,981      706,265   $  8,186,137
   Shares Issued in connection with the reinvestment of:
      Dividends from net investment income .....................       19,962        232,910       40,792        470,419
                                                                   ----------   ------------   ----------   ------------
                                                                      281,470      3,281,891      747,057      8,656,556
   Shares repurchased ..........................................     (311,877)    (3,634,685)    (620,421)    (7,125,410)
                                                                   ----------   ------------   ----------   ------------
   Net increase (decrease) .....................................      (30,407)  $   (352,794)     126,636   $  1,531,146
                                                                   ----------   ------------   ----------   ------------

Class C:
   Shares sold .................................................      228,181   $  2,662,435      570,784   $  6,611,629
   Shares Issued in connection with the reinvestment of:
      Dividends from net investment income .....................        9,696        113,234       17,765        205,133
                                                                   ----------   ------------   ----------   ------------
                                                                      237,877      2,775,669      588,549      6,816,762
   Shares repurchased ..........................................     (140,731)    (1,640,354)    (414,627)    (4,814,349)
                                                                   ----------   ------------   ----------   ------------
Net increase (decrease) ........................................       97,146   $  1,135,315      173,922   $  2,002,413
                                                                   ----------   ------------   ----------   ------------

Class Y:
   Shares sold .................................................      116,886   $  1,369,491      987,271   $ 11,289,831
   Shares Issued in connection with the reinvestment of:
      Dividends from net investment income .....................       15,465        181,332       34,738        402,928
                                                                   ----------   ------------   ----------   ------------
                                                                      132,351      1,550,823    1,022,009     11,692,759
   Shares repurchased ..........................................     (258,209)    (3,025,140)    (599,695)    (6,901,951)
                                                                   ----------   ------------   ----------   ------------
   Net increase (decrease) .....................................     (125,858)  $ (1,474,317)     422,314   $  4,790,808
                                                                   ----------   ------------   ----------   ------------
Increase (decrease) derived from capital shares transactions ...    1,479,339   $ 17,249,392      149,944   $  1,774,899
                                                                   ==========   ============   ==========   ============

              Strategic Income Fund
-----------------------------------------------------
    Six Months Ended
     June 30, 2003                 Year Ended
      (unaudited)               December 31, 2002
-------------------------   -------------------------
  Shares        Amount        Shares        Amount
----------   ------------   ----------   ------------

 2,838,854   $ 33,496,745    1,233,640   $ 12,489,877


   262,386      3,150,701      428,477      4,343,680
----------   ------------   ----------   ------------
 3,101,240     36,647,446    1,662,117     16,833,557
(1,430,601)   (16,522,628)  (2,583,795)   (26,064,953)
----------   ------------   ----------   ------------
 1,670,639   $ 20,124,818     (921,678)  $ (9,231,396)
----------   ------------   ----------   ------------


 1,419,263   $ 16,511,491      996,177   $ 10,066,847


   193,095      2,301,710      364,119      3,688,894
----------   ------------   ----------   ------------
 1,612,358     18,813,201    1,360,296     13,755,741
(1,261,437)   (14,818,370)  (2,502,784)   (25,285,670)
----------   ------------   ----------   ------------
   350,921   $  3,994,831   (1,142,488)  $(11,529,929)
----------   ------------   ----------   ------------


 1,815,488   $ 21,310,191      331,088   $  3,346,746


    64,563        773,749      101,770      1,030,223
----------   ------------   ----------   ------------
 1,880,051     22,083,940      432,858      4,376,969
  (323,817)    (3,816,754)    (771,825)    (7,794,721)
----------   ------------   ----------   ------------
 1,556,234   $ 18,267,186     (338,967)  $ (3,417,752)
----------   ------------   ----------   ------------


    68,305   $    797,371       68,699   $    692,601


     5,053         61,110        4,144         42,230
----------   ------------   ----------   ------------
    73,358        858,481       72,843        734,831
   (16,394)      (187,754)     (21,066)      (211,862)
----------   ------------   ----------   ------------
    56,964   $    670,727       51,777   $    522,969
----------   ------------   ----------   ------------
 3,634,758   $ 43,057,562   (2,351,356)  $(23,656,108)
==========   ============   ==========   ============

For the Six Months Ended June 30, 2003 (unaudited)

8. Contingent Expense Obligation. Effective June 1, 2003, CDC IXIS Advisers has given a binding undertaking to Strategic Income Fund to defer its management fee and, if necessary, bear certain expenses associated with the Fund to limit its operating expenses. For the period ended June 30, 2003, $43,108 of class level expenses have been reimbursed. This limitation is in effect until April 30, 2004 and will be reevaluated on an annual basis.

If in the year following a deferral or reimbursement of expenses the actual operating expenses of the Fund are less than its expense limit, the Fund is required to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At June 30, 2003, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:

                            Expense Limit as a Percentage
                             of Average Daily Net Assets        Expenses Subject
                        -------------------------------------     to Possible
   Fund                 Class A   Class B   Class C   Class Y    Reimbursement
                        -------   -------   -------   -------   ----------------
Strategic Income Fund    1.25%     2.00%     2.00%     1.00%        $43,108

9. Subsequent Events. On June 12, 2003, the Board of Trustees of CDC Nvest Funds Trust I and CDC Nvest Trust II (the "CDC Nvest Trusts") approved the reorganization of Strategic Income Fund, a series of CDC Nvest Funds Trust I and High Income Fund and Limited Term U.S. Government Fund, each a series of CDC Nvest Funds Trust II, into a newly created series of Loomis Sayles Funds II, a Massachusetts business trust. Effective September 12, 2003, it is expected that the Funds will cease to be a series of CDC Nvest Trusts and will each become a series of the Loomis Sayles Funds II. The reorganization is subject to several conditions, including the approval of the shareholders of the Funds. A special meeting of shareholders of the Funds is scheduled to be held August 28, 2003 to consider proposals relating to the reorganization and advisory structure. Bond Income Fund and Government Securities Fund have each elected to change their fiscal year end from December 31 to September 30.

                                     Notes

                                      Notes

[LOGO OF CDC NVEST FUNDS (SM)]
CDC IXIS Asset Management Distributors

[GRAPHIC APPEARS HERE]
Tax Free Income Funds
Semiannual Report
June 30, 2003

CDC Nvest Massachusetts Tax Free Income Fund
Loomis, Sayles & Company

CDC Nvest Municipal Income Fund
Loomis, Sayles & Company

                                                   TABLE OF CONTENTS

                                        Management Discussion
                                        and Performance ..................Page 1

                                        CDC Nvest Tax Free
                                        Income Funds Risks ...............Page 5

                                        Schedule of Investments ..........Page 6

                                        Financial Statements ............Page 10

                  CDC NVEST MASSACHUSETTS TAX FREE INCOME FUND

                                                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

Objective:
Seeks a high level of current income exempt from federal and Massachusetts personal income taxes

Strategy:
Invests primarily in Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams

Inception Date:
March 23, 1984

Manager:
Martha A. Strom
Robert Payne
Loomis, Sayles & Company, L.P.

Symbols:
Class A        NEFMX
Class B        NEMBX

Net Asset Value Per Share:
(June 30, 2003)
Class A     $  16.76
Class B        16.72

                                                           MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

High income from revenue bonds helped keep CDC Nvest Massachusetts Tax Free Income Fund's performance in line with its nationally diversified benchmark and ahead of other Massachusetts municipal bond funds during the six months ended June 30, 2003. The total return on the fund's Class A shares at net asset value was 4.24%, including $0.33 in reinvested dividends, while Lehman Brothers Municipal Bond Index returned 3.81%. Morningstar's Muni Massachusetts category had an average return of 3.31% for the six-month period.

As of June 30, 2003, the fund's 30-day SEC yield on Class A shares was 3.09% - equivalent to a taxable yield of 5.02% based on the 38.45% combined maximum federal and Massachusetts state income tax rate.

REVENUE BONDS LED THE MUNICIPAL MARKET
During the first half of 2003, interest rates reached 45-year lows. This motivated many tax-sensitive investors to seek higher returns from revenue bonds, which usually offer higher yields than tax-backed issues. The interest on revenue bonds comes from user fees, such as road tolls, tuition and airport fees, while payments from tax-backed and general obligation bonds come from taxpayers. Risks associated with revenue bonds reflect economic activity, while tax-backed bonds may come under pressure from escalating budget deficits.

SECTOR STRENGTH CAME FROM EDUCATION, HEALTHCARE
Municipal bonds issued for education and healthcare facilities were among the best performing sectors during the period. Three series of bonds issued by Massachusetts State Health & Educational Facilities for Harvard University performed well, reflecting Harvard's financial strength and credit quality. A wealth of new issues also attracted investors to the healthcare sector.

Insured bonds, which accounted for about 34% of the fund's assets at the end of June, were also in demand during the first half of 2003. Regarded as top-rated because their interest payments are insured, bonds like Massachusetts State Water Resource Authority are cheap relative to Treasury securities.

The fund also got a lift from bonds issued for Concord-Assabet Family Services - high-yielding, low-rated issues that had been in the portfolio for some time. The bonds began to recover last summer on news that this financially troubled human-services organization would merge with a private, non-profit organization in Massachusetts.

HOUSING AND TRANSPORTATION WERE WEAK
Slowing demand resulted in lower prices for both housing and transportation bonds, but for different reasons. Housing bonds are exposed to prepayment risks when homeowners capitalize on low mortgage rates; all the fund's Massachusetts State Housing Finance Agency Residential Development bonds were weak. Low passenger counts continue to ground municipal bonds issued for airport facilities nationwide, as fewer passengers mean lower fees.

Prerefunded bonds and bonds that have been escrowed-to-maturity were also weak during the first half of 2003. Prerefunding is usually positive because new bonds are issued to replace old ones and the proceeds are invested typically in U.S. Treasury securities. Similarly, when a bond is "escrowed-to-maturity," Treasuries are purchased to replace the original bonds at maturity, reducing risk. While this generally leads to price appreciation, at this stage in the market cycle these bonds have had their run and there is no room left for them to appreciate.

STRATEGIES CALL FOR SHORTER-MATURITY, PREMIUM BONDS
We have positioned the portfolio somewhat defensively in anticipation of a gradual increase in interest rates in the second half of 2003. The fund's average maturity is slightly shorter now than it was at the beginning of the period and we have emphasized bonds selling at a premium to their par value (bonds selling at a price greater than their nominal dollar amount at the time they were issued). These strategies are designed to cushion the fund somewhat during a declining period for bond prices.

                  CDC NVEST MASSACHUSETTS TAX FREE INCOME FUND

                                        INVESTMENT RESULTS THROUGH JUNE 30, 2003
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Massachusetts Tax Free Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

                       June 30, 1993 through June 30, 2003

[CHART APPEARS HERE]

               NAV/1/        MSC/2/       LB Muni Bond/3/
     6/30/1993         10000         9575         10000
                       10002         9577         10013
                       10212         9778         10221
                       10326         9887         10338
                       10339         9899         10358
                       10244         9808         10266
                       10428         9984         10483
                       10565        10116         10603
                       10291         9854         10328
                        9790         9374          9908
                        9817         9400          9992
                        9908         9487         10078
     6/30/1994          9820         9403         10017
                       10011         9586         10200
                       10032         9606         10236
                        9865         9445         10086
                        9627         9218          9907
                        9394         8995          9727
                        9663         9252          9941
                        9992         9567         10226
                       10318         9879         10523
                       10392         9951         10644
                       10408         9966         10656
                       10737        10281         10996
     6/30/1995         10571        10121         10900
                       10645        10192         11003
                       10772        10314         11143
                       10846        10385         11214
                       11028        10559         11377
                       11244        10766         11566
                       11386        10902         11677
                       11423        10937         11765
                       11309        10828         11685
                       11168        10693         11536
                       11135        10662         11503
                       11150        10677         11499
     6/30/1996         11256        10778         11624
                       11341        10859         11729
                       11336        10854         11727
                       11512        11023         11891
                       11633        11139         12025
                       11833        11330         12245
                       11755        11255         12194
                       11776        11275         12217
                       11889        11383         12329
                       11754        11254         12164
                       11849        11346         12266
                       12018        11507         12451
     6/30/1997         12143        11627         12584
                       12489        11958         12932
                       12373        11848         12811
                       12537        12005         12963
                       12599        12063         13046
                       12675        12136         13123
                       12850        12304         13315
                       12954        12404         13452
                       12936        12386         13456
                       12900        12351         13468
                       12854        12308         13407
                       13052        12497         13619
     6/30/1998         13098        12541         13673
                       13106        12549         13707
                       13314        12748         13919
                       13461        12889         14092
                       13407        12837         14092
                       13430        12860         14142
                       13481        12908         14177
                       13636        13057         14346
                       13574        12997         14283
                       13558        12982         14303
                       13598        13020         14338
                       13510        12936         14256
     6/30/1999         13290        12725         14050
                       13337        12770         14102
                       13148        12589         13989
                       13109        12552         13994
                       12926        12376         13843
                       13040        12486         13990
                       12926        12377         13886
                       12820        12275         13825
                       12980        12428         13986
                       13223        12661         14291
                       13163        12604         14207
                       13111        12554         14133
     6/30/2000         13375        12807         14508
                       13546        12970         14709
                       13715        13132         14936
                       13660        13080         14858
                       13771        13185         15021
                       13829        13241         15134
                       14123        13523         15508
                       14172        13569         15662
                       14222        13617         15712
                       14217        13613         15852
                       14071        13473         15681
                       14207        13604         15849
     6/30/2001         14309        13701         15955
                       14526        13909         16192
                       14799        14170         16458
                       14716        14091         16403
                       14853        14222         16599
                       14744        14117         16459
                       14577        13958         16303
                       14659        14036         16586
                       14824        14194         16786
                       14552        13934         16457
                       14819        14189         16778
                       14934        14300         16880
     6/30/2002         15108        14466         17059
                       15301        14651         17278
                       15488        14829         17486
                       15837        15164         17869
                       15548        14887         17573
                       15450        14793         17500
                       15759        15090         17869
                       15727        15058         17824
                       15974        15295         18073
                       15988        15309         18084
                       16090        15406         18203
                       16502        15801         18629
     6/30/2003         16427        15729         18550

                                   AVERAGE ANNUAL TOTAL RETURNS -- JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                                                            SINCE
                                                   6 MONTHS       1 YEAR      5 YEARS/5/   10 YEARS/5/   INCEPTION/5/
CLASS A (Inception 3/23/84)
Net Asset Value/1/                                     4.24%         8.73%         4.63%         5.09%            --
With Maximum Sales Charge/2/                          -0.21          4.13          3.73          4.63             --

CLASS B (Inception 9/13/93)
Net Asset Value/1/                                     3.91          8.04          3.95            --           4.13%
With CDSC/4/                                          -1.09          3.04          3.61            --           4.13

                                                                                                           SINCE
                                                                                                          CLASS B
COMPARATIVE PERFORMANCE                           6 MONTHS       1 YEAR       5 YEARS       10 YEARS   INCEPTION/10/
Lehman Brothers Municipal Bond Index/3/                3.81%         8.74%         6.29%         6.37%          6.18%
Morningstar Muni Massachusetts Average/6/              3.31          7.74          5.06          5.46           5.18
Lipper MA Municipal Debt Funds Average/7/              3.41          7.93          5.08          5.59           5.26

                                                      YIELDS AS OF JUNE 30, 2003
--------------------------------------------------------------------------------

                                                CLASS A       CLASS B
SEC 30-day yield/8/                               3.09%         2.57%
Taxable equivalent yield/9/                       5.02          4.18

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                   PORTFOLIO AS OF JUNE 30, 2003
--------------------------------------------------------------------------------

CREDIT QUALITY

[CHART APPEARS HERE]

Aaa                46.8%
Aa                 21.0%
A                  15.3%
Baa                 3.9%
Caa and Not rated  13.0%

  Average quality: Aa

Credit quality is based on bond ratings from Moody's Investors Service

EFFECTIVE MATURITY

[CHART APPEARS HERE]

Less than 1 Year    7.0%
1-5 years           5.7%
6-10 years         56.0%
10+ years          31.3%

Average effective maturity: 9.3 years

See page 5 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

/1/  Does not include a sales charge.

/2/  Includes the maximum sales charge of 4.25%.

/3/ Lehman Brothers Municipal Bond Index is an unmanaged composite measure of the performance of the municipal bond market.

/4/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.

/5/ Fund performance has been increased by expense waivers, without which performance would have been lower.

/6/ Morningstar Muni Massachusetts Average is the average performance without sales charges of funds with similar investment characteristics as calculated by Morningstar, Inc.

/7/ Lipper Massachusetts Municipal Debt Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

/8/ SEC yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.

/9/ Taxable equivalent yield is based on the maximum combined federal and MA income tax bracket of 38.45%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

/10/ Class B since-inception comparative performances is calculated from 9/30/93.

                         CDC NVEST MUNICIPAL INCOME FUND

                                                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

Objective:
Seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of share holders' capital

Strategy:
Invests primarily in municipal securities exempt from federal income tax

Inception Date:
May 9, 1977

Manager:
Martha A. Strom
Robert Payne
Loomis, Sayles & Company, L.P.

Symbols:
Class A        NEFTX
Class B        NETBX

Net Asset Value
Per Share:
(June 30, 2003)
Class A       $  7.52
Class B          7.53

                                                           MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

For the six months ended June 30, 2003, the total return on CDC Nvest Municipal Income Fund's Class A shares at net asset value was 3.34%, including $0.15 in reinvested dividends, while the Lehman Brothers Municipal Bond Index, returned 3.81%. The fund's results were also slightly below the average return of the funds in Morningstar's Muni National Long category, which was 3.41%. Lackluster performance of some lower quality bonds prevented the fund from gaining a competitive edge during this period.

As of June 30, 2003, the fund's 30-day SEC yield for Class A shares was 3.31% - equivalent to a taxable yield of 5.09% based on the 35% maximum federal income tax rate.

INVESTORS TURN TO REVENUE BONDS FOR HIGHER YIELD
Interest rates today are near 45-year lows, and many tax-sensitive investors have begun to seek higher returns from revenue bonds, which generally pay higher rates than tax-backed issues. The interest paid by revenue bonds comes from user fees, such as road tolls, tuition and airport fees, as opposed to general obligation bonds and other issues that are backed by the taxing power of the municipality. Although revenue bonds are sensitive to the sluggish economy, tax-backed bonds may expose investors to greater risks as escalating budget deficits threaten many municipalities.

STRENGTH CAME FROM HIGHER EDUCATION, HEALTHCARE AND INSURED BONDS
There has been a wealth of new issues in higher education and healthcare in the past six months, and these sectors have been stronger than others in this sluggish economic environment. Examples of three such bonds in the fund's portfolio are University of Michigan Hospital revenue bonds, New York Dormitory Authority for the State University of New York, and Illinois Educational Facilities Authority for the University of Chicago. All of these issues are selling at a premium to their par value, making them relatively stable in price.

Insured bonds were highly sought-after during the first half of 2003, and they accounted for about 39% of the fund's assets at the end of June. Regarded as top-rated because their interest payments are insured, bonds like Indianapolis, Indiana Local Public Improvement Bond Bank are currently attractively priced relative to Treasury securities.

HOUSING AND ELECTRIC UTILITIES WERE WEAK
Among the worst performing bonds in the first half of the year were municipal bonds issued for the benefit of housing developers, as investor demand fell, causing prices to decline. Housing bonds are exposed to prepayment risks as homeowners continue to capitalize on low mortgage rates. The fund's Massachusetts Housing Finance Agency bonds declined with the sector as a whole. While housing represents a small portion of this fund's total assets, we continue to hold the position for diversification purposes.

Revenue bonds issued on behalf of electric utilities also tended to be lackluster during the period. Specifically, Western Generation Agency Oregon Cogeneration Project was among the fund's worst performing issues during the period, reflecting its weak finances and the overall poor performance of the sector. Municipal bonds issued on behalf of electric utilities accounted for about 10% of the fund's assets as of the end of June.

STRATEGIES ANTICIPATE STATE BUDGET STRESSES, RISING INTEREST RATES
Tax-backed bonds, including general obligation bonds, are experiencing credit pressure from budget deficits to greater and lesser degrees. Although we do not shy away from weaker municipalities, we strive to ensure broad diversification.

We have also positioned the portfolio somewhat defensively because we expect interest rates to begin to trend upward in the second half of 2003. Portfolio maturities are relatively short and we have emphasized bonds selling at a premium (bonds selling at a price greater than their nominal dollar amount at the time they were issued). Both strategies are designed to improve price stability to cushion the fund from falling prices.

                         CDC NVEST MUNICIPAL INCOME FUND

                                        INVESTMENT RESULTS THROUGH JUNE 30, 2003
--------------------------------------------------------------------------------

Performance in Perspective
The charts comparing CDC Nvest Municipal Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

                       June 30, 1993 through June 30, 2003

[CHART APPEARS HERE]

               NAV/1/        MSC/2/       LB Muni Bond/3/

     6/30/1993         10000         9550         10000
                       10011         9561         10013
                       10221         9761         10221
                       10319         9855         10338
                       10343         9878         10358
                       10240         9779         10266
                       10475        10004         10483
                       10599        10122         10603
                       10296         9832         10328
                        9790         9349          9908
                        9824         9382          9992
                        9923         9476         10078
     6/30/1994          9859         9415         10017
                       10040         9589         10200
                       10072         9619         10236
                        9897         9451         10086
                        9679         9244          9907
                        9391         8968          9727
                        9638         9204          9941
                        9974         9525         10226
                       10320         9856         10523
                       10454         9983         10644
                       10474        10003         10656
                       10766        10282         10996
     6/30/1995         10628        10150         10900
                       10721        10238         11003
                       10799        10313         11143
                       10878        10388         11214
                       11030        10534         11377
                       11213        10708         11566
                       11299        10790         11677
                       11388        10876         11765
                       11319        10810         11685
                       11190        10687         11536
                       11166        10664         11503
                       11157        10655         11499
     6/30/1996         11285        10777         11624
                       11367        10856         11729
                       11358        10847         11727
                       11549        11030         11891
                       11679        11154         12025
                       11857        11323         12245
                       11821        11289         12194
                       11834        11301         12217
                       11939        11401         12329
                       11787        11256         12164
                       11873        11338         12266
                       12007        11467         12451
     6/30/1997         12174        11626         12584
                       12503        11940         12932
                       12428        11869         12811
                       12532        11968         12963
                       12620        12053         13046
                       12660        12090         13123
                       12835        12257         13315
                       12994        12409         13452
                       13034        12447         13456
                       13054        12466         13468
                       12992        12407         13407
                       13131        12540         13619
     6/30/1998         13187        12594         13673
                       13209        12615         13707
                       13385        12782         13919
                       13493        12885         14092
                       13446        12841         14092
                       13503        12896         14142
                       13519        12911         14177
                       13652        13037         14346
                       13624        13010         14283
                       13629        13016         14303
                       13669        13054         14338
                       13622        13009         14256
     6/30/1999         13467        12861         14050
                       13508        12900         14102
                       13370        12768         13989
                       13375        12773         13994
                       13182        12588         13843
                       13305        12706         13990
                       13146        12555         13886
                       13076        12488         13825
                       13221        12626         13986
                       13424        12820         14291
                       13350        12749         14207
                       13313        12714         14133
     6/30/2000         13556        12946         14508
                       13706        13089         14709
                       13895        13269         14936
                       13857        13233         14858
                       13971        13342         15021
                       14066        13433         15134
                       14298        13655         15508
                       14398        13750         15662
                       14420        13771         15712
                       14539        13885         15852
                       14384        13737         15681
                       14521        13867         15849
     6/30/2001         14637        13979         15955
                       14894        14223         16192
                       15131        14450         16458
                       14871        14201         16403
                       15071        14393         16599
                       14909        14238         16459
                       14727        14064         16303
                       14968        14294         16586
                       15170        14488         16786
                       14921        14250         16457
                       15165        14483         16778
                       15243        14557         16880
     6/30/2002         15385        14693         17059
                       15484        14787         17278
                       15604        14902         17486
                       15853        15140         17869
                       15451        14756         17573
                       15426        14732         17500
                       15803        15091         17869
                       15604        14902         17824
                       15833        15121         18073
                       15825        15113         18084
                       15966        15247         18203
                       16364        15627         18629
     6/30/2003         16330        15595         18550

                                   AVERAGE ANNUAL TOTAL RETURNS -- JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                                                           SINCE
                                                6 MONTHS        1 YEAR       5 YEARS      10 YEARS       INCEPTION
Class A (Inception 5/9/77)
Net Asset Value/1/                                  3.34%         6.14%         4.37%         5.02%           --
With Maximum Sales Charge/2/                       -1.31          1.34          3.40          4.54            --

Class B (Inception 9/13/93)
Net Asset Value/1/                                  2.95          5.49          3.64            --          4.00%
With CDSC/4/                                       -2.05          0.49          3.31            --          4.00

                                                                                                         SINCE
                                                                                                        CLASS B
COMPARATIVE PERFORMANCE                         6 MONTHS        1 YEAR       5 YEARS      10 YEARS    INCEPTION/9/
Lehman Brothers Muncipal Bond Index/3/              3.81%         8.74%         6.29%         6.37%         6.18%
Morningstar Muni National Long Fund Avg./5/         3.41          7.54          4.88          5.37          5.12
Lipper General Municipal Debt Funds Avg./6/         3.38          7.50          4.85          5.31          5.07

                                                      YIELDS AS OF JUNE 30, 2003
--------------------------------------------------------------------------------

                                                Class A       Class B
SEC 30-day yield/7/                              3.31%         2.73%
Taxable equivalent yield/8/                      5.09          4.20

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                   PORTFOLIO AS OF JUNE 30, 2003
--------------------------------------------------------------------------------

CREDIT QUALITY

[CHART APPEARS HERE]

Aaa                44.6%
Aa                 15.9%
A                  19.3%
Baa                11.5%
Caa and Not rated   8.7%

  Average quality: A

Credit quality is based on bond ratings from Moody's Investors Service

EFFECTIVE MATURITY

[CHART APPEARS HERE]

Less than 1 Year    0.6%
1-5 years          14.4%
6-10 years         57.1%
10+ years          27.9%

Average effective maturity: 11.8 years

See page 5 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

/1/  Does not include a sales charge.

/2/  Includes the maximum sales charge of 4.50%.

/3/ Lehman Brothers Municipal Bond Index is an unmanaged composite measure of the performance of the municipal bond market.

/4/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.

/5/ Morningstar Muni National Long Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

/6/ Lipper General Municipal Debt Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

/7/ SEC yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.

/8/ Taxable equivalent yield is based on the maximum federal income tax bracket of 35%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains distributions, if any, are subject to the capital gains tax.

/9/  Class B since-inception comparative performance is calculated from 9/30/93.

                      CDC NVEST TAX FREE INCOME FUNDS RISKS

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Any mutual fund investment involves risk. The following notes describe some of the risks of the CDC Nvest Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

THE FUNDS

CDC Nvest Massachusetts Tax Free Income Fund is a non-diversified fund, concentrating its assets in municipal bonds issued in Massachusetts. The fund may invest a portion of assets in lower-rated bonds. Some income may be subject to federal and Massachusetts state taxes.

CDC Nvest Municipal Income Fund invests primarily in municipal securities issued by state and local governments. Some income may be subject to federal and state taxes.

THE RISKS

Lower-quality bonds offer higher yields than high-quality bonds in return for more risks. These risks include a greater risk of default than higher-quality issues and greater risk of loss of principal.

U.S. government securities are guaranteed if held to maturity, but mutual funds that invest in these securities are not guaranteed. The value of fund shares will fluctuate and you may have a gain or a loss when you sell your shares.

State-specific mutual funds are not diversified, so the fund's income level and/or the value of fund shares may rise or fall to reflect the state's financial strength; a fund that owns securities issued in different states is able to diversify risks.

Capital gains distributions, if any, are fully taxable.

Alternative Minimum Tax (AMT) may apply to certain shareholders who receive large amounts of income from tax-free investments.

Changes in interest rates can affect the value of fund shares. The value of fixed-income securities generally goes down when interest rates rise and goes up when rates decline.

Principal and interest payments on insured bonds are backed by an insurance company if held to maturity, but mutual funds that invest in these securities are not insured. The fund's dividend rate and the value of its shares will fluctuate and you may have a gain or a loss when you sell your shares.

          MASSACHUSETTS TAX FREE INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2003 (unaudited)

Tax Exempt Obligations -- 98.1% of Total Net Assets

  PRINCIPAL                                                            MOODY'S
   AMOUNT                           DESCRIPTION                      RATINGS (c)         VALUE (a)
------------------------------------------------------------------------------------------------------
                  Guam Airport Authority -- 1.6%
$    1,500,000    Airport Authority Revenue Bond, Series B,
                   6.600%, 10/01/2010 ...........................         --        $        1,541,220
                                                                                    ------------------

                  Marthas Vineyard, MA,
                   Land Bank Revenue -- 1.1%
     1,000,000    5.000%, 5/01/2032, (AMBAC insured) ............        Aaa                 1,046,150
                                                                                    ------------------

                  Massachusetts Bay Transportation
                   Authority -- 3.3%
     3,000,000    Assessment Series A,
                   5.250%, 7/01/2030 ............................        Aa1                 3,179,850
                                                                                    ------------------

                  Massachusetts State -- 5.3%
     4,000,000    State Refunding, Series A,
                   6.500%, 11/01/2014, (AMBAC insured) ..........        Aaa                 5,100,400
                                                                                    ------------------

                  Massachusetts State Development
                   Finance Agency -- 18.6%
     2,500,000    Cambridge Street Development,
                   5.125%, 2/01/2034, (MBIA insured) ............        Aaa                 2,605,150
     2,505,000    Concord-Assabet Family Services,
                   5.900%, 11/01/2018 ...........................        Caa                 2,036,540
     3,000,000    Health Care Facility Alliance,
                   7.100%, 7/01/2032 ............................         --                 3,014,250
     4,000,000    Mount Holyoke College,
                   5.250%, 7/01/2031 ............................        Aa3                 4,224,840
     2,800,000    Refunding Springfield Resource Recovery-A,
                   5.625%, 6/01/2019 ............................         A3                 2,937,788
     1,100,000    Visual and Performing Arts,
                   6.000%, 8/01/2021 ............................         A1                 1,328,811
     1,610,000    WGBH Educational Foundation,
                   5.375%, 1/01/2042, (AMBAC insured) ...........        Aaa                 1,719,915
                                                                                    ------------------
                                                                                            17,867,294
                                                                                    ------------------

                  Massachusetts State Health & Educational
                   Facilities Authority -- 34.6%
     1,160,000    Baystate Medical Center,
                   5.700%, 7/01/2027 ............................         A1                 1,215,344
     1,500,000    Beverly Hospital Rib, Pre-Refunded,
                   10.120%, 6/18/2020, (MBIA insured) (d) .......        Aaa                 1,777,155
     2,200,000    Catholic Health East,
                   5.500%, 11/15/2032 ...........................         A2                 2,234,628
     3,000,000    Dana Farber, Series G-1,
                   6.250%, 12/01/2022 ...........................         A1                 3,161,850
     3,000,000    Harvard Univerity, Series N,
                   6.250%, 4/01/2020 ............................        Aaa                 3,792,900
     1,200,000    Harvard University, Series F,
                   5.125%, 7/15/2037 ............................        Aaa                 1,260,924
     2,000,000    Harvard University, Series W,
                   6.000%, 7/01/2035 ............................        Aaa                 2,428,980
       500,000    Milton Hospital,
                   5.500%, 7/01/2016 ............................         --                   518,730
     1,000,000    New England Medical Center,
                   5.000%, 5/15/2022, (FGIC insured) ............        Aaa                 1,046,850
     3,000,000    Nichols College, Series C,
                   6.000%, 10/01/2017 ...........................         --                 2,859,510
     2,000,000    Partners Healthcare Systems Series B,
                   5.250%, 7/01/2029 ............................        Aa3                 2,050,160
     2,500,000    Partners Healthcare Systems Series C,
                   5.750%, 7/01/2021 ............................        Aa3                 2,699,875
     1,500,000    Tufts University,
                   5.250%, 2/15/2030 ............................        Aa3                 1,581,795
     1,000,000    University of Massachusetts Project, Series C,
                   5.250%, 10/01/2031, (MBIA insured) ...........        Aaa                 1,060,330
     2,000,000    University of Massachusetts, Series C,
                   5.125%, 10/01/2034, (FGIC insured) ...........        Aaa                 2,094,120
     2,265,000    Wellesley College Series F,
                   5.125%, 7/01/2039 ............................        Aa1                 2,355,600
     1,000,000    Williams College,
                   5.000%, 7/01/2033 ............................        Aa1                 1,046,850
                                                                                    ------------------
                                                                                            33,185,601
                                                                                    ------------------

                  Massachusetts State Housing
                   Finance Agency -- 4.1%
     1,300,000    Residential Development, Series I,
                   6.900%, 11/15/2025, (FNMA insured) ...........        Aaa                 1,335,035
     1,645,000    Single Family Mortgage, Series 21,
                   7.125%, 6/01/2025 ............................        Aa2                 1,661,187
       955,000    Single Family Mortgage, Series 89,
                   5.400%, 12/01/2023 ...........................        Aa2                   985,388
                                                                                    ------------------
                                                                                             3,981,610
                                                                                    ------------------

                  Massachusetts State Industrial
                   Finance Agency -- 2.3%
     2,000,000    FHA Briscoe House Assisted Living,
                   7.125%, 2/01/2036 ............................         --                 2,249,280
                                                                                    ------------------

                  Massachusetts State Port Authority -- 4.9%
     1,750,000    Delta Air Lines, Inc Project Series A,
                   5.500%, 1/01/2019, (AMBAC insured) ...........        Aaa                 1,844,937

     2,700,000    Series A,
                   5.000%, 7/01/2033, (MBIA insured) ............        Aaa                 2,808,729
                                                                                    ------------------
                                                                                             4,653,666
                                                                                    ------------------

                  Massachusetts State Turnpike Authority -- 3.2%
     2,950,000    Metropolitan Highway System, Capital
                   Appreciation Senior Series A,
                   5.000%, 1/01/2037, (MBIA insured) ............        Aaa                 3,021,744
                                                                                    ------------------

                  Massachusetts State Water
                   Resources Authority -- 6.5%
     2,000,000    General Series B,
                   5.125%, 8/01/2027, (MBIA insured) ............        Aaa                 2,103,600

     3,240,000    Series A,
                   6.500%, 7/15/2019, (FGIC insured) ............        Aaa                 4,161,812
                                                                                    ------------------
                                                                                             6,265,412
                                                                                    ------------------

                  New England Education
                   Loan Marketing -- 3.7%
     3,000,000    Student Loan Revenue Bond, Sub-Issue H,
                   6.900%, 11/01/2009 ...........................         A3                 3,520,230
                                                                                    ------------------

                  Puerto Rico Commonwealth Aqueduct &
                   Sewer Authority -- 4.8%
     3,000,000    Aqueduct & Sewer Authority,
                   6.250%, 7/01/2013 ............................       Baa1                 3,650,160
       745,000    Aqueduct & Sewer Authority,
                   10.250%, 7/01/2009 ...........................        Aaa                   947,014
                                                                                    ------------------
                                                                                             4,597,174
                                                                                    ------------------

                  Puerto Rico Commonwealth
                   Infrastructure -- 2.9%
     2,500,000    Series A,
                   5.500%, 10/01/2040 ...........................        Aaa                 2,808,050
                                                                                    ------------------

                 See accompanying notes to financial statements.

Investments as of June 30, 2003 (unaudited)

  PRINCIPAL                                                            MOODY'S
   AMOUNT                           DESCRIPTION                       RATINGS (c)         VALUE (a)
------------------------------------------------------------------------------------------------------
                  Route 3 North Transportation
                   Improvement Association -- 1.2%
$    1,000,000    Lease Revenue Bond,
                   5.375%, 6/15/2033 ............................        Aaa        $        1,165,710
                                                                                    ------------------
                  Total Tax Exempt Obligations
                   (Cost $88,217,207) ...........................                           94,183,391
                                                                                    ------------------

Short Term Investment -- 0.3% of Total Net Assets
       303,996    Repurchase Agreement with Investors Bank &
                   Trust Co. dated 6/30/2003 at 1.75% to be
                   repurchased at $304,002 on 7/31/2003,
                   collateralized by $290,426 Small Business
                   Administration Bond, 4.52%, due 5/25/2028
                   valued at $319,196 ...........................                              303,996
                                                                                    ------------------
                  Total Short Term Investment
                   (Cost $303,996) ..............................                              303,996
                                                                                    ------------------
                  Total Investments - 98.4%
                   (Identified Cost $88,521,203)(b) .............                           94,487,387
                  Other assets less liabilities .................                            1,518,318
                                                                                    ------------------
                  Total Net Assets - 100.0% .....................                   $       96,005,705
                                                                                    ==================

(a)       See Note 2a of Notes to Financial Statements.
(b)       Federal Tax Information:
          At June 30, 2003, the net unrealized appreciation on investments based on cost of $88,520,450 for federal income tax purposes was as follows:

          Aggregate gross unrealized appreciation for all
           investments in which there is an excess of value
           over tax cost ........................................                   $        6,667,745
          Aggregate gross unrealized depreciation for all
           investments in which there is an excess of tax cost
           over value ...........................................                             (700,808)
                                                                                    ------------------
          Net unrealized appreciation ...........................                   $        5,966,937
                                                                                    ==================

          At December 31, 2002, the Fund had a capital loss carryover of approximately $3,368,271 of which $2,248,331 expires on December 31, 2007, $116,500 expires on December 31, 2008 and $1,003,440 expires on
          December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

          For the year ended December 31, 2002, the Fund has elected to defer $2,266 of capital losses attributable to Post-October losses.

(c) The ratings shown are believed to be the most recent ratings available at June 30, 2003. Securities are generally rated at the time of issuance. Rating agencies may revise their ratings from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2003. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

(d)       Inverse floating rate security.

AMBAC    American Municipal Bond Assurance Corp.
FGIC     Financial Guarantee Insurance Company
FNMA     Federal National Mortgage Association
MBIA     Municipal Bond Investors Assurance Corp.
Rib      Residual interest bond

HOLDINGS BY REVENUE SOURCE AT JUNE 30, 2003 (unaudited)

                                      % of Net Assets
                                      ---------------
         University                        14.1
         Water                             11.3
         College                           10.9
         Financial                          8.0
         Hospital                           7.8
         Student Loan                       3.7
         Airport                            3.5
         Mass Transit                       3.3
         Special Assessment                 3.3
         Turnpike                           3.2
         Nursing Home                       3.1
         Pooled Funds                       3.1
         Port Authority                     2.9
         Special Obligation                 2.9
         Health                             2.9
         Hospital System Bonds              2.8
         Single-Family                      2.8
         Assisted Living                    2.3
         Other, less than 2% each           6.2

                 See accompanying notes to financial statements.

                MUNICIPAL INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of June 30, 2003 (unaudited)

Tax Exempt Obligations -- 98.8% of Total Net Assets

  PRINCIPAL                                                           MOODY'S
   AMOUNT                           DESCRIPTION                      RATINGS (c)         VALUE (a)
------------------------------------------------------------------------------------------------------
                  Alaska -- 0.1%
$      190,000    Alaska Housing Finance Corp.,
                   6.500%, 6/01/2034, (MBIA insured) ............        Aaa        $          191,087
                                                                                    ------------------

                  California -- 7.2%
       500,000    California Department of Water Resources,
                   5.875%, 5/01/2016 ............................         A3                   562,865
     2,000,000    California State,
                   5.000%, 10/01/2032 ...........................         A2                 1,976,120
     2,500,000    California State,
                   5.000%, 2/01/2029, (MBIA insured) ............        Aaa                 2,583,125
     2,000,000    California State,
                   5.125%, 6/01/2027 ............................         A1                 2,021,400
     3,000,000    Sacramento, CA, Power Authority,
                   6.000%, 7/01/2022 ............................         --                 3,169,470
                                                                                    ------------------
                                                                                            10,312,980
                                                                                    ------------------

                  Colorado -- 1.5%
     2,000,000    Denver, CO, City & County Airport,
                   5.250%, 11/15/2023, (MBIA insured) ...........        Aaa                 2,098,700
                                                                                    ------------------

                  Florida -- 5.0%
     3,000,000    Escambia County, FL, Pollution Control,
                   6.900%, 8/01/2022 ............................       Baa2                 3,138,450
     4,000,000    Miami-Dade, FL, County Aviation,
                   Miami International Airport,
                   5.000%, 10/01/2033, (FGIC insured) ...........        Aaa                 4,036,240
                                                                                    ------------------
                                                                                             7,174,690
                                                                                    ------------------

                  Illinois -- 11.1%
     3,400,000    Chicago, IL, Neighborhoods Alive 21,
                   5.000%, 1/01/2041, (FGIC insured) ............        Aaa                 3,489,794
     2,500,000    Chicago, IL, O'Hare International Airport,
                   6.100%, 11/01/2035 (d) .......................        Caa                   532,550
     3,000,000    Cook County, IL,
                   5.000%, 11/15/2028, (FGIC insured) ...........        Aaa                 3,087,360
     3,000,000    Illinois Educational Facilities Authority,
                   5.125%, 7/01/2038 ............................        Aa1                 3,116,940
     1,750,000    Illinois State,
                   5.400%, 12/01/2020, (MBIA insured) ...........        Aaa                 1,904,367
     3,500,000    Metropolitan Pier & Exposition Authority,
                   5.250%, 6/15/2042, (MBIA insured) ............        Aaa                 3,727,360
                                                                                    ------------------
                                                                                            15,858,371
                                                                                    ------------------

                  Indiana -- 5.2%
     2,000,000    Indiana Transportation Finance Authority,
                   5.375%, 12/01/2025 ...........................        Aa2                 2,137,880
     5,000,000    Indianapolis, IN, Local Public
                   Improvement Bond Bank,
                   5.250%, 7/01/2033, (MBIA insured) ............        Aaa                 5,302,800
                                                                                    ------------------
                                                                                             7,440,680
                                                                                    ------------------

                  Massachusetts -- 6.7%
     1,230,000    Massachusetts Housing Finance Agency,
                   6.600%, 12/01/2026 ...........................        Aa2                 1,274,575
     6,000,000    Massachusetts Port Authority,
                   5.000%, 7/01/2033, (MBIA insured) ............        Aaa                 6,241,620
     2,000,000    Massachusetts Turnpike Authority,
                   5.000%, 1/01/2039, (AMBAC insured) ...........        Aaa                 2,053,280
                                                                                    ------------------
                                                                                             9,569,475
                                                                                    ------------------

                  Michigan -- 5.8%
     2,850,000    Michigan Hospital Finance Authority,
                  Henry Ford Health System,
                   5.500%, 3/01/2014 ............................         A1                 3,101,342
     5,000,000    University of Michigan,
                   5.250%, 12/01/2020 ...........................        Aa2                 5,233,300
                                                                                    ------------------
                                                                                             8,334,642
                                                                                    ------------------

                  Mississippi -- 3.7%
     2,000,000    Lowndes County, MS, Solid Waste Disposal &
                   Pollution Control,
                   6.700%, 4/01/2022 ............................       Baa2                 2,332,780
     2,500,000    Lowndes County, MS, Solid Waste Disposal &
                   Pollution Control,
                   6.800%, 4/01/2022 ............................       Baa2                 2,945,525
                                                                                    ------------------
                                                                                             5,278,305
                                                                                    ------------------

                  New Jersey -- 0.7%
     1,000,000    New Jersey Health Care Facilities
                   Financing Authority, Catholic Health East,
                   5.375%, 11/15/2033 ...........................         A2                 1,026,720
                                                                                    ------------------

                  New York -- 13.8%
     1,500,000    New York City, NY,
                   6.000%, 5/15/2030 ............................         A2                 1,637,010
     2,000,000    New York City, NY,
                   6.000%, 1/15/2020 ............................         A2                 2,224,660
     4,000,000    New York Dormitory Authority,
                   5.500%, 5/15/2013 ............................         A3                 4,653,800
     2,740,000    New York Dormitory Authority,
                   5.750%, 7/01/2013 ............................         A3                 3,250,188
     1,000,000    New York Medical Care Facilities Finance
                   Agency, 5.250%, 8/15/2014 ....................         A3                 1,032,620
     1,700,000    Port Authority of New York & New Jersey,
                   7.000%, 10/01/2007 ...........................         --                 1,802,017
     5,000,000    Triborough Bridge & Tunnel Authority,
                   5.000%, 1/01/2032                                     Aa3                 5,179,350
                                                                                    ------------------
                                                                                            19,779,645
                                                                                    ------------------

                  North Carolina -- 1.9%
     1,250,000    North Carolina Capital Facilities Finance
                   Agency, Duke University, 5.125%, 7/01/2042 ...        Aa1                 1,306,900
     1,300,000    North Carolina Eastern Municipal Power Agency,
                   5.500%, 1/01/2012 ............................       Baa3                 1,417,104
                                                                                    ------------------
                                                                                             2,724,004
                                                                                    ------------------

                  Oregon -- 2.7%
     4,000,000    Western Generation Agency,
                   7.400%, 1/01/2016 ............................         --                 3,811,640
                                                                                    ------------------

                  Pennsylvania -- 12.0%
     3,300,000    Lehigh County, PA, General Purpose Authority,
                   Saint Luke's Hospital of Bethlehem,
                   5.250%, 8/15/2023 ............................       Baa2                 3,191,892
     3,000,000    Pennsylvania Economic Development
                   Financing Authority,
                   6.600%, 1/01/2019 ............................         --                 3,041,820
     3,000,000    Pennsylvania Economic Development
                  Financing Authority,
                   7.600%, 12/01/2024 ...........................       Baa3                 3,211,080
     5,000,000    Pennsylvania Industrial Development Authority,
                   5.500%, 7/01/2019, (AMBAC insured) ...........        Aaa                 5,688,250
     2,000,000    Pennsylvania Turnpike Commission,
                   5.000%, 7/15/2041, (AMBAC insured) ...........        Aaa                 2,075,860
                                                                                    ------------------
                                                                                            17,208,902
                                                                                    ------------------

                 See accompanying notes to financial statements.

Investments as of June 30, 2003 (unaudited)

  PRINCIPAL                                                            MOODY'S
   AMOUNT                           DESCRIPTION                      RATINGS (c)         VALUE (a)
------------------------------------------------------------------------------------------------------
                  Puerto Rico -- 1.6%
$    2,000,000    Puerto Rico Infrastructure Financing
                   Authority, 5.500%, 10/01/2040 ................        Aaa        $        2,246,440
                                                                                    ------------------

                  South Carolina -- 2.2%
     3,000,000    Greenville County, SC, School District,
                   5.500%, 12/01/2028 ...........................         A1                 3,156,510
                                                                                    ------------------

                  Tennessee -- 1.8%
     2,500,000    Maury County, TN, Industrial Development Board,
                   Pollution Control,
                   6.500%, 9/01/2024 ............................         A3                 2,602,075
                                                                                    ------------------

                  Texas -- 10.4%
     5,000,000    Dallas/Fort Worth, TX, International Airport,
                   5.000%, 11/01/2032, (AMBAC insured) ..........        Aaa                 4,956,250
     1,900,000    Denton County, TX,
                   5.125%, 7/15/2026 ............................        Aa2                 1,979,097
     3,000,000    Houston, TX, Water & Sewer System,
                   5.250%, 12/01/2023, (FGIC insured) ...........        Aaa                 3,187,110
     1,435,000    Katy, TX, Independent School District,
                   5.125%, 2/15/2020 ............................        Aaa                 1,540,085
     3,000,000    Lewisville, TX, Independent School District,
                   5.250%, 8/15/2027 ............................        Aaa                 3,176,790
                                                                                    ------------------
                                                                                            14,839,332
                                                                                    ------------------

                  Washington -- 5.4%
     2,000,000    Energy Northwest,
                   5.500%, 7/01/2014 ............................        Aa1                 2,320,260
     3,000,000    Grant County, WA, Public Utility District
                   No. 2, Wanapum Hydroelectric, 5.000%,
                   1/01/2035, (MBIA insured) ....................        Aaa                 3,090,060
     2,250,000    Port of Seattle, WA,
                   5.000%, 4/01/2031, (FGIC insured) ............        Aaa                 2,328,525
                                                                                    ------------------
                                                                                             7,738,845
                                                                                    ------------------
                  Total Tax Exempt Obligations
                   (Identified Cost $134,890,581) ...............                          141,393,043
                                                                                    ------------------

Short Term Investment -- 0.4% of Total Net Assets

  PRINCIPAL
   AMOUNT                           DESCRIPTION                                          VALUE (a)
------------------------------------------------------------------------------------------------------
$      678,966    Repurchase Agreement with Investors Bank &
                   Trust Co. dated 6/30/2003 at 0.75% to be
                   repurchased at $678,980 on 7/01/2003,
                   collateralized by $692,699 Federal National
                   Mortgage Association Bond, 4.75%, due
                   9/01/2029 valued at $712,988 .................                   $          678,966
                                                                                    ------------------
                  Total Short Term Investment
                   (Cost $678,966) ..............................                              678,966
                                                                                    ------------------
                  Total Investments -- 99.3%
                   (Identified Cost $135,569,547) (b) ...........                          142,072,009
                  Other assets less liabilities .................                              948,609
                                                                                    ------------------
                  Total Net Assets -- 100.0% ....................                   $      143,020,618
                                                                                    ==================

(a)       See Note 2a of Notes to Financial Statements.
(b)       Federal tax information:
          At June 30, 2003, the net unrealized appreciation
           on investments based on cost of $135,119,074 for
           federal income tax purposes was as follows:
          Aggregate gross unrealized appreciation for all
           investments in which there is an excess of value
           over tax cost ........................................                   $        8,691,743
          Aggregate gross unrealized depreciation for all
           investments in which there is an excess of tax
           cost over value ......................................                           (1,738,808)
                                                                                    ------------------
          Net unrealized appreciation ...........................                   $        6,952,935
                                                                                    ==================

          At December 31, 2002, the Fund had a capital loss carryover of approximately $2,840,735 of which $25,731 expires on December 31, 2005 and $2,815,004 expires on December 31, 2007. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(c) The ratings shown are believed to be the most recent ratings available at June 30, 2003. Securities are generally rated at the time of issuance. Rating agencies may revise their ratings from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at June 30, 2003. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d)       Non-income producing security.

AMBAC     American Municipal Bond Assurance Corp.
FGIC      Financial Guarantee Insurance Company
MBIA      Municipal Bond Investors Assurance Corp.

                 See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES

June 30, 2003 (unaudited)

                                                                          MASSACHUSETTS
                                                                         TAX FREE INCOME   MUNICIPAL INCOME
                                                                              FUND               FUND
                                                                         ---------------   ----------------
ASSETS
     Investments at cost .............................................   $    88,521,203   $    135,569,547
     Net unrealized appreciation .....................................         5,966,184          6,502,462
                                                                         ---------------   ----------------
     Investments at value ............................................        94,487,387        142,072,009
     Receivable for Fund shares sold .................................           207,295            293,719
     Receivable for securities sold ..................................            40,000          2,105,227
     Interest receivable .............................................         1,633,738          2,164,053
                                                                         ---------------   ----------------
          TOTAL ASSETS ...............................................        96,368,420        146,635,008
                                                                         ---------------   ----------------

LIABILITIES
     Payable for securities purchased ................................                --          3,231,558
     Payable for Fund shares redeemed ................................            35,859             50,705
     Dividends payable ...............................................            84,791            145,530
     Management fees payable .........................................           158,461             54,776
     Deferred Trustees' fees .........................................            23,926             58,188
     Transfer agent fees payable .....................................            15,458             23,318
     Accounting and administrative fees payable ......................             6,022              8,920
     Other accounts payable and accrued expenses .....................            38,198             41,395
                                                                         ---------------   ----------------
          TOTAL LIABILITIES ..........................................           362,715          3,614,390
                                                                         ---------------   ----------------
NET ASSETS ...........................................................   $    96,005,705   $    143,020,618
                                                                         ===============   ================

NET ASSETS CONSIST OF:
     Paid in capital .................................................   $    93,200,555   $    138,910,168
     Undistributed (overdistributed) net investment income ...........            19,088            157,751
     Accumulated net realized gain (loss) on investments .............        (3,180,122)        (2,549,763)
     Net unrealized appreciation (depreciation) of investments .......         5,966,184          6,502,462
                                                                         ---------------   ----------------
NET ASSETS ...........................................................   $    96,005,705   $    143,020,618
                                                                         ===============   ================

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
     Class A shares:
          Net assets .................................................   $    89,589,579   $    131,472,033
                                                                         ===============   ================
          Shares of beneficial interest ..............................         5,345,544         17,477,549
                                                                         ===============   ================
          Net asset value and redemption price per share .............   $         16.76   $           7.52
                                                                         ===============   ================
          Offering price per share ...................................   $         17.50   $           7.87
                                                                         ===============   ================
     Class B shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
          Net assets .................................................   $     6,416,126   $     11,548,585
                                                                         ===============   ================
          Shares of beneficial interest ..............................           383,702          1,533,879
                                                                         ===============   ================
          Net asset value and offering price per share ...............   $         16.72   $           7.53
                                                                         ===============   ================

                 See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2003 (unaudited)

                                                                          MASSACHUSETTS
                                                                         TAX FREE INCOME   MUNICIPAL INCOME
                                                                              FUND               FUND
                                                                         ---------------   ----------------
INVESTMENT INCOME
     Interest ........................................................   $     2,559,606   $      3,769,882
                                                                         ---------------   ----------------
     Expenses
          Management fees ............................................           285,036            327,818
          Service and distribution fees - Class A ....................           154,755            162,777
          Service and distribution fees - Class B ....................            32,903             57,776
          Trustees' fees and expenses ................................             9,050             11,161
          Accounting and administrative ..............................            38,763             57,777
          Custodian ..................................................            19,302             20,283
          Transfer agent .............................................            83,352            119,502
          Audit and tax services .....................................            22,391             22,892
          Legal ......................................................             5,922              7,457
          Shareholder reporting ......................................            13,234             17,159
          Registration ...............................................             7,514             14,069
          Miscellaneous ..............................................             8,019              7,682
                                                                         ---------------   ----------------
     Total expenses ..................................................           680,241            826,353
                                                                         ---------------   ----------------
     Net investment income ...........................................         1,879,365          2,943,529
                                                                         ---------------   ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Realized gain (loss) on:
          Investments - net ..........................................           382,776          1,168,034
     Change in unrealized appreciation (depreciation) of:
          Investments - net ..........................................         1,677,560            527,631
                                                                         ---------------   ----------------
     Net realized and unrealized gain (loss) on investments ..........         2,060,336          1,695,665
                                                                         ---------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......   $     3,939,701   $      4,639,194
                                                                         ===============   ================

                 See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                    MASSACHUSETTS
                                                                   TAX FREE INCOME                       MUNICIPAL INCOME
                                                                         FUND                                  FUND
                                                          ----------------------------------    ----------------------------------
                                                          SIX MONTHS ENDED     YEAR ENDED       SIX MONTHS ENDED     YEAR ENDED
                                                           JUNE 30, 2003       DECEMBER 31,      JUNE 30, 2003      DECEMBER 31,
                                                            (UNAUDITED)            2002           (UNAUDITED)           2002
                                                          ----------------   ---------------    ----------------   ---------------
FROM OPERATIONS
     Net investment income ............................   $      1,879,365   $     4,082,640    $      2,943,529   $     6,897,727
     Net realized gain (loss) on investments ..........            382,776          (916,633)          1,168,034         2,710,093
     Net change in unrealized appreciation
      (depreciation) of investments ...................          1,677,560         4,433,497             527,631           872,708
                                                          ----------------   ---------------    ----------------   ---------------
     Increase in net assets resulting from operations .          3,939,701         7,599,504           4,639,194        10,480,528
                                                          ----------------   ---------------    ----------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income
          Class A .....................................         (1,769,942)       (3,827,503)         (2,733,754)       (6,303,086)
          Class B .....................................           (110,305)         (276,899)           (198,792)         (507,956)
                                                          ----------------   ---------------    ----------------   ---------------
                                                                (1,880,247)       (4,104,402)         (2,932,546)       (6,811,042)
                                                          ----------------   ---------------    ----------------   ---------------

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
 CAPITAL SHARE TRANSACTIONS ...........................         (4,849,123)       (2,388,573)         (4,016,980)      (10,738,646)
                                                          ----------------   ---------------    ----------------   ---------------
     Total increase (decrease) in net assets ..........         (2,789,669)        1,106,529          (2,310,332)       (7,069,160)

NET ASSETS
     Beginning of period ..............................         98,795,374        97,688,845         145,330,950       152,400,110
                                                          ----------------   ---------------    ----------------   ---------------
     End of period ....................................   $     96,005,705   $    98,795,374    $    143,020,618   $   145,330,950
                                                          ================   ===============    ================   ===============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME     $         19,088   $        19,970    $        157,751   $       146,768
                                                          ================   ===============    ================   ===============

                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                              INCOME (LOSS) FROM INVESTMENT OPERATIONS:
                                -------------------------------------------------------------------
                                   NET ASSET
                                     VALUE,                        NET REALIZED
                                   BEGINNING           NET        AND UNREALIZED      TOTAL FROM
                                      OF           INVESTMENT     GAIN (LOSS) ON      INVESTMENT
                                  THE PERIOD         INCOME         INVESTMENTS       OPERATIONS
                                ---------------  ---------------  ---------------   ---------------
MASSACHUSETTS TAX FREE
    INCOME FUND

     CLASS A
      6/30/2003 (e)             $         16.40  $          0.33  $          0.36   $          0.69
     12/31/2002                           15.82             0.67             0.59              1.26
     12/31/2001 (d)                       16.06             0.75            (0.24)             0.51
     12/31/2000                           15.48             0.82             0.57              1.39
     12/31/1999                           17.02             0.82            (1.50)            (0.68)
     12/31/1998                           17.13             0.86            (0.04)             0.82

     CLASS B
      6/30/2003 (e)                       16.36             0.27             0.36              0.63
     12/31/2002                           15.78             0.57             0.58              1.15
     12/31/2001 (d)                       16.03             0.64            (0.24)             0.40
     12/31/2000                           15.45             0.71             0.58              1.29
     12/31/1999                           16.98             0.71            (1.49)            (0.78)
     12/31/1998                           17.09             0.74            (0.03)             0.71

MUNICIPAL INCOME FUND

     CLASS A
      6/30/2003 (e)             $          7.43  $          0.15  $          0.09   $          0.24
     12/31/2002                            7.25             0.34             0.18              0.52
     12/31/2001 (d)                        7.39             0.36            (0.14)             0.22
     12/31/2000                            7.17             0.40             0.21              0.61
     12/31/1999                            7.76             0.39            (0.59)            (0.20)
     12/31/1998                            7.75             0.39             0.01              0.40

     CLASS B
      6/30/2003 (e)                        7.44             0.13             0.09              0.22
     12/31/2002                            7.25             0.29             0.19              0.48
     12/31/2001 (d)                        7.39             0.31            (0.14)             0.17
     12/31/2000                            7.17             0.35             0.21              0.56
     12/31/1999                            7.76             0.33            (0.59)            (0.26)
     12/31/1998                            7.75             0.33             0.01              0.34

                                                                LESS DISTRIBUTIONS:
                                ----------------------------------------------------------------------------------
                                   DIVIDENDS       DISTRIBUTIONS                        NET ASSET
                                     FROM            FROM NET                             VALUE,          TOTAL
                                NET INVESTMENT       REALIZED            TOTAL            END OF          RETURN
                                    INCOME         CAPITAL GAINS     DISTRIBUTIONS      THE PERIOD        (%) (a)
                                ---------------   ---------------   ---------------   ---------------   ----------
MASSACHUSETTS TAX FREE
 INCOME FUND

     CLASS A
      6/30/2003 (e)             $         (0.33)  $            --   $         (0.33)  $         16.76          4.2
     12/31/2002                           (0.68)               --             (0.68)            16.40          8.1
     12/31/2001 (d)                       (0.75)               --             (0.75)            15.82          3.2(b)
     12/31/2000                           (0.81)               --             (0.81)            16.06          9.3(b)
     12/31/1999                           (0.83)            (0.03)            (0.86)            15.48         (4.1)(b)
     12/31/1998                           (0.85)            (0.08)            (0.93)            17.02          4.9(b)

     CLASS B
      6/30/2003 (e)                       (0.27)               --             (0.27)            16.72          3.9
     12/31/2002                           (0.57)               --             (0.57)            16.36          7.4
     12/31/2001 (d)                       (0.65)               --             (0.65)            15.78          2.5(b)
     12/31/2000                           (0.71)               --             (0.71)            16.03          8.6(b)
     12/31/1999                           (0.72)            (0.03)            (0.75)            15.45         (4.7)(b)
     12/31/1998                           (0.74)            (0.08)            (0.82)            16.98          4.2(b)

MUNICIPAL INCOME FUND

     CLASS A
      6/30/2003 (e)             $         (0.15)  $            --   $         (0.15)  $          7.52          3.3
     12/31/2002                           (0.34)               --             (0.34)             7.43          7.3
     12/31/2001 (d)                       (0.36)               --             (0.36)             7.25          3.0
     12/31/2000                           (0.39)               --             (0.39)             7.39          8.8
     12/31/1999                           (0.39)               --             (0.39)             7.17         (2.8)
     12/31/1998                           (0.39)               --             (0.39)             7.76          5.3

     CLASS B
      6/30/2003 (e)                       (0.13)               --             (0.13)             7.53          3.0
     12/31/2002                           (0.29)               --             (0.29)             7.44          6.7
     12/31/2001 (d)                       (0.31)               --             (0.31)             7.25          2.2
     12/31/2000                           (0.34)               --             (0.34)             7.39          8.0
     12/31/1999                           (0.33)               --             (0.33)             7.17         (3.5)
     12/31/1998                           (0.33)               --             (0.33)             7.76          4.5

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations.
(b) Had certain expenses not been reduced during the period, total returns would have been lower.
(c) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Massachusetts Tax Free Income Fund was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A shares and from 4.02% to 4.03% for Class B shares. For Municipal Income Fund, the effect of this change was to increase net investment income per share by $.01 and decrease net realized and unrealized gains and losses per share by $.01 for Class A shares and Class B shares, and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to 4.14% for Class B shares. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(e)  For the six months ended June 30, 2003 (unaudited).

                 See accompanying notes to financial statements.

                                                    RATIOS TO AVERAGE NET ASSETS:
                                ---------------------------------------------------------------------
                                  NET ASSETS,
                                    END OF                           NET INVESTMENT      PORTFOLIO
                                   THE PERIOD        EXPENSES            INCOME          TURNOVER
                                     (000)             (%)                (%)             RATE (%)
                                ---------------  ---------------     ---------------  ---------------
MASSACHUSETTS TAX FREE
 INCOME FUND

     CLASS A
      6/30/2003 (e)             $        89,590             1.39                4.00                4
     12/31/2002                          92,053             1.34                4.19               33
     12/31/2001 (d)                      89,376             1.35(c)             4.67               60
     12/31/2000                          91,785             1.13(c)             5.24               68
     12/31/1999                          97,270             1.00(c)             5.02               73
     12/31/1998                         113,910             1.00(c)             4.93              125

     CLASS B
      6/30/2003 (e)                       6,416             2.04                3.35                4
     12/31/2002                           6,742             1.99                3.54               33
     12/31/2001 (d)                       8,313             2.00(c)             4.03               60
     12/31/2000                           8,715             1.78(c)             4.59               68
     12/31/1999                           8,874             1.65(c)             4.37               73
     12/31/1998                           9,026             1.65(c)             4.28              125

MUNICIPAL INCOME FUND

     CLASS A
      6/30/2003 (e)             $       131,485             1.09                4.23               33
     12/31/2002                         133,005             1.06                4.67               33
     12/31/2001 (d)                     137,852             1.07                4.89               80
     12/31/2000                         142,539             0.95                5.39              156
     12/31/1999                         152,829             0.93                5.13              137
     12/31/1998                         172,643             0.93                5.03               26

     CLASS B
      6/30/2003 (e)                      11,550             1.84                3.53               33
     12/31/2002                          12,326             1.81                3.92               33
     12/31/2001 (d)                      14,549             1.82                4.14               80
     12/31/2000                          14,520             1.70                4.64              156
     12/31/1999                          15,644             1.68                4.38              137
     12/31/1998                          15,878             1.68                4.28               26

                          NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2003 (unaudited)

1. Organization. CDC Nvest Funds Trust I and CDC Nvest Funds Trust II (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the tax free income funds of the Trusts, the financial statements of the other Funds of the Trusts are presented in separate reports. The following table provides a list of the Funds included in this report.

CDC Nvest Funds Trust I:
CDC Nvest Municipal Income Fund (the "Municipal Income Fund")

CDC Nvest Funds Trust II:
CDC Nvest Massachusetts Tax Free Income Fund (the "Massachusetts Tax Free Income Fund")

Each Fund offers Class A and Class B shares. Class A shares of Massachusetts Tax Free Income Fund are sold with a maximum front end sales charge of 4.25%. Class A shares of Municipal Income Fund are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service determines valuations for normal, institutional size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Federal Income Taxes. The Trusts treat each Fund as a separate entity for Federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of market discount. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts.

e. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

For the Six Months Ended June 30, 2003 (unaudited)

3. Purchases and Sales of Securities. For the six months ended June 30, 2003, purchases and sales of securities (excluding short-term investments) were as follows:

  Fund                                          Purchases          Sales
--------------------------------------       --------------   --------------
Massachusetts Tax Free Income Fund           $    3,856,474   $    8,116,329
Municipal Income Fund                            45,898,058       52,825,598

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable quarterly for Massachusetts Tax Free Income Fund and monthly for Municipal Income Fund, based on each Fund's average daily net assets:

                                         Percentage of Average Daily Net Assets
                                         ---------------------------------------
                                                  First           Over
  Fund                                        $100 million    $100 million
--------------------------------------       --------------   -------------
Massachusetts Tax Free Income Fund                    0.600%          0.500%
Municipal Income Fund                                 0.500%          0.375%

For the six months ended June 30, 2003, the management fees for each Fund were as follows:

                                            Management     Percentage of Average
  Fund                                         Fee           Daily Net Assets*
--------------------------------------    --------------   ---------------------
Massachusetts Tax Free Income Fund        $      285,036              0.600%
Municipal Income Fund                            327,818              0.462%
*Annualized

CDC IXIS Advisers has entered into a subadvisory agreement for each Fund with Loomis, Sayles & Company, L.P. ("Loomis Sayles"). Payments to CDC IXIS Advisers are reduced by payments to the subadvisers. CDC IXIS Advisers and Loomis Sayles are wholly-owned subsidiaries of CDC IXIS Asset Management North America, L.P. Certain officers and directors of CDC IXIS Advisers and Loomis Sayles are also officers or Trustees of the Funds.

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"), performs certain accounting and administrative services for the Funds and has subcontracted with Investors Bank & Trust Company ("IBT"), to serve as sub-administrator. Pursuant to an agreement among the Trusts, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

          (1)  Percentage of Eligible Average Daily Net Assets
                    First        Next          Over
                 $5 billion  $5 billion    $10 billion
                     0.0600%     0.0500%        0.0450%
          or
          (2) Each Trust's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $3.4 million.

For the six months ended June 30, 2003, fees paid to CIS for accounting and administrative expense were as follows:

                                   Accounting
                                      And         Percentage of Average
Fund                             Administrative    Daily Net Assets*
---------------------------      --------------   ---------------------
Massachusetts Tax Free
 Income Fund                      $    38,763                 0.082%
Municipal Income Fund                  57,777                 0.082%
* Annualized

For the Six Months Ended June 30, 2003 (unaudited)

c. Transfer Agent Fees. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Class A and Class B pay service fees monthly representing the higher amount based on the following calculations:

          (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in bond funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

                     First             Next                Over
                 $1.2 billion       $5 billion         $6.2 billion
                 -------------    ---------------    ---------------
                     0.142%           0.135%              0.130%

               Each Class of shares is subject to an annual class minimum of $18,000.

               or

          (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $1.5 million.

In addition, pursuant to other servicing agreements, shareholders pay service fees to other firms that provide similar services for their own shareholder accounts.

CIS, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the six months ended June 30, 2003, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                            Transfer Agent
  Fund                           Fee
------------------------    ---------------
Massachusetts Tax Free
 Income Fund                $        72,981
Municipal Income Fund               102,766

Effective July 1, 2003, the annual aggregate minimum fee changed to $1.3 million.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to each Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, each Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS North America), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Also under the Class A Plan, Massachusetts Tax Free Income Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares as reimbursement for expenses incurred by CDC IXIS Distributors in connection with the marketing or sale the Fund's Class A shares.

Under the Class B Plan, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts.

Also under the Class B Plan, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B shares.

For the six months ended June 30, 2003, the Funds paid the following service and distribution fees:

                               Service Fee          Distribution Fee
                         ----------------------   --------------------
                           Class A     Class B     Class A    Class B
                         ----------   ---------   ---------   --------
Massachusetts Tax Free
 Income Fund             $  110,539   $   8,226   $  44,216   $ 24,677
Municipal Income Fund       162,778      14,444          --     43,332

Prior to September 13, 1993, for Municipal Income Fund, to the extent that reimbursable expenses of CDC IXIS Distributors in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. Unreimbursed expenses carried forward at June 30, 2003 were $1,700,600.

For the Six Months Ended June 30, 2003 (unaudited)

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the six months ended June 30, 2003 were as follows:

          Fund
          ----
          Massachusetts Tax Free Income Fund    $  31,875
          Municipal Income Fund                    42,161

e. Trustees Fees and Expenses. Effective June 10, 2003, the Board of Trustees approved the unification of the CDC Nvest Funds Board with the Loomis Sayles Funds I and Loomis Sayles Funds II Boards of Trustees. The result is a combined Board of Trustees comprised of CDC Nvest Funds Trustees and Loomis Sayles Trustees that will jointly govern CDC Nvest Funds Trust I, II, III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust - Money Market Series, CDC Nvest Tax Exempt Money Market Trust and AEW Real Estate Income Fund (the "CDC Nvest Funds") and Loomis Sayles Funds I and Loomis Sayles Funds II (the "Loomis Sayles Funds").

The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $7,000 while each committee chairman receives a retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional Board and Committee meeting, in excess of four meetings per year, at the rate of $4,500 and $1,750, respectively. These fees are allocated to the various CDC Nvest Funds and Loomis Sayles Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other CDC Nvest Funds or Loomis Sayles Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

f. Publishing Services. CIS performs certain desktop publishing services for the Funds. Fees for theses services are presented in the statements of operations as shareholder reporting. For the six months ended June 30, 2003, amounts paid to CIS as compensation for these services were as follows:

                                   Publishing Services
  Fund                                    Fees
 ------                            -------------------
Massachusetts Tax
 Free Income Fund                     $     437
Municipal Income Fund                       437

5. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                        SIX MONTHS ENDED                  YEAR ENDED
                                                                          JUNE 30, 2003               DECEMBER 31, 2002
                                                                   --------------------------   -----------------------------
MASSACHUSETTS TAX FREE INCOME FUND                                   SHARES        AMOUNT          SHARES          AMOUNT
----------------------------------                                 ----------   -------------   -------------   -------------
CLASS A
     Shares sold . .............................................       67,849   $   1,121,902         456,052   $   7,320,365
     Shares issued in connection with the
      reinvestment of:
          Dividends from net investment income .................       77,011       1,276,028         166,936       2,687,820
                                                                   ----------   -------------   -------------   -------------
                                                                      144,860       2,397,930         622,988      10,008,185
     Shares repurchased . ......................................     (412,308)     (6,773,462)       (659,550)    (10,569,788)
                                                                   ----------   -------------   -------------   -------------
     Net increase(decrease) ....................................     (267,448)  $  (4,375,532)        (36,562)  $    (561,603)
                                                                   ----------   -------------   -------------   -------------
CLASS B
     Shares sold ...............................................       13,589   $     223,211          40,852   $     652,539
     Shares issued in connection with the
      reinvestment of:
          Dividends from net investment income .................        3,829          63,305           9,320         149,611
                                                                   ----------   -------------   -------------   -------------
                                                                       17,418         286,516          50,172         802,150
     Shares repurchased ........................................      (45,780)       (760,107)       (164,730)     (2,629,120)
                                                                   ----------   -------------   -------------   -------------
     Net increase(decrease) ....................................      (28,362)  $    (473,591)       (114,558)  $  (1,826,970)
                                                                   ----------   -------------   -------------   -------------
     Increase(decrease) derived from capital shares
      transactions .............................................     (295,810)  $  (4,849,123)       (151,120)  $  (2,388,573)
                                                                   ==========   =============   =============   =============

For the Six Months Ended June 30, 2003 (unaudited)

                                                                       SIX MONTHS ENDED                  YEAR ENDED
                                                                         JUNE 30, 2003               DECEMBER 31, 2002
                                                                -----------------------------   -----------------------------
MUNICIPAL INCOME FUND                                              SHARES          AMOUNT          SHARES          AMOUNT
---------------------                                           -------------   -------------   -------------   -------------
CLASS A
     Shares sold ............................................         849,970   $   6,269,601       1,667,649   $  12,274,988
     Shares issued in connection with the reinvestment of:
          Dividends from net investment income ..............         250,407       1,857,713         576,440       4,253,748
                                                                -------------   -------------   -------------   -------------
                                                                    1,100,377       8,127,314       2,244,089      16,528,736
     Shares repurchased .....................................      (1,515,705)    (11,231,264)     (3,360,408)    (24,705,392)
                                                                -------------   -------------   -------------   -------------
     Net increase(decrease) .................................        (415,328)  $  (3,103,950)     (1,116,319)  $  (8,176,656)
                                                                -------------   -------------   -------------   -------------
CLASS B
     Shares sold ............................................         122,996   $     910,178         360,545   $   2,668,323
     Shares issued in connection with the reinvestment of:
     Dividends from net investment income ...................          15,695         116,567          37,421         276,214
                                                                -------------   -------------   -------------   -------------
                                                                      138,691       1,026,745         397,966       2,944,537
     Shares repurchased .....................................        (261,620)     (1,939,775)       (746,990)     (5,506,527)
                                                                -------------   -------------   -------------   -------------
     Net increase(decrease) .................................        (122,929)  $    (913,030)       (349,024)  $  (2,561,990)
                                                                -------------   -------------   -------------   -------------
     Increase(decrease) derived from capital shares
      transactions ..........................................        (538,257)  $  (4,016,980)     (1,465,343)  $ (10,738,646)
                                                                =============   =============   =============   =============

6. Contingent Expense Obligation. CDC IXIS Advisers has given a binding undertaking to Massachusetts Tax Free Income Fund to defer its management fee and, if necessary, bear certain expenses associated with the Fund to limit its operating expenses. This limitation is in effect until April 30, 2004 and will be reevaluated on an annual basis.

If in the year following a deferral or reimbursement of expenses the actual operating expenses of the Fund are less than its expense limit, the Fund is required to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At June 30, 2003, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:

                         Expense Limit as a
                       Percentage  of Average
                           Daily Net Assets     Cumulative Expenses Waived
                       ----------------------      or Reimbursed Subject
                         Class A     Class B       to Future Payment
                       ----------   ---------   --------------------------
Massachusetts Tax
 Free Income Fund            1.40%       2.05%          $     --

7. Concentration of Credit. At June 30, 2003, Massachusetts Tax Free Income Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations. At June 30, 2003, the Fund had the following concentrations by revenue source in excess of 10% as a percentage of the Fund's net assets: University 14.1%, Water 11.3% and College 10.9%. The Fund had investments in securities of issuers insured or guaranteed by Municipal Bond Investors Assurance Corporation (MBIA), American Municipal Bond assurance Corporation (AMBAC), Federal National Mortgage Association (FNMA) and Financial Guaranty Insurance Company (FGIC) which aggregated to 13.9%, 10.1%, 1.4% and 7.6% of its net assets, respectively, at June 30, 2003.

Municipal Income Fund had the following concentrations by revenue source in excess of 10% as a percentage of the Fund's net assets: Various Purpose 13.8%, University 12.3%, and Improvement 11.5% and. The Fund also had more than 10% of its net assets invested in: New York 13.8%, Pennsylvania 12.0%, Illinois 11.1% and Texas 10.4%. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

8. Subsequent Events. On June 12, 2003, the Board of Trustees of CDC Nvest Funds Trust I approved the reorganization of Municipal Income Fund into a newly created series of Loomis Sayles Funds, a Massachusetts business trust. Effective September 12, 2003, it is expected that the Fund will cease to be a series of CDC Nvest Trust I and will become a series of Loomis Sayles Funds II. The reorganization is subject to several conditions, including the approval of the shareholders of Municipal Income Fund. A special meeting of shareholders of the Fund is scheduled to be held August 28, to consider proposals relating to the reorganization and advisory structure. Massachusetts Tax Free Income Fund has elected to change its year end from December 31 to September 30.

                                      Notes

                                      Notes

                                      Notes

Item 2.  Code of Ethics.
Not applicable.

Item 3.  Audit Committee Financial Expert.
Not applicable.

Item 4.  Principal Accountant Fees and Services.
Not applicable.

Item 5.  Audit Committee of Listed Registrants.
Not applicable.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.  [Reserved.]

Item 9. Controls and Procedures.

     The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

     There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10.  Exhibits.

(a) Code of Ethics - Not applicable.

(b) Certifications of Principal Executive Officer and Principal Financial
    Officer.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               CDC Nvest Funds Trust II

                                               By: /s/ John T. Hailer
                                                   ----------------------------

                                               Name:    John T. Hailer
                                               Title:   President
                                               Date:    August 28, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                               By: /s/ John T. Hailer
                                                   ----------------------------

                                               Name:    John T. Hailer
                                               Title:   Chief Executive Officer
                                               Date:    August 28, 2003

                                               By: /s/ Nicholas Palmerino
                                                   ----------------------------
                                               Name:  Nicholas Palmerino
                                               Title: Treasurer
                                               Date:  August 28, 2003

EXHIBIT INDEX

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.